File No. 2-17531
                                                               File No. 811-1018
                          As filed on February 28, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

               Pre-Effective Amendment No. --                                [ ]
               Post-Effective Amendment No. 75                               [X]

                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

               Amendment No. 46                                              [X]

                          DREYFUS FOUNDERS FUNDS, INC.
 ------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       210 University Boulevard, Suite 800
                             Denver, Colorado 80206
 ------------------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, including Area Code: (303) 394-4404

                         Kenneth R. Christoffersen, Esq.
                          Founders Asset Management LLC
                       210 University Boulevard, Suite 800
                             Denver, Colorado 80206
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

     Approximate Date of Proposed Public Offering: As soon as practicable after this post-effective amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(1)
[X]  on May 1, 2006 pursuant to paragraph (a)(1)
[ ]  75 days after filing pursuant to paragraph (a)(2)
[ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

        DREYFUS FOUNDERS FUNDS, INC.

        P R O S P E C T U S
        CLASS F SHARES

        MAY 1, 2006

        DREYFUS FOUNDERS BALANCED FUND

        DREYFUS FOUNDERS DISCOVERY FUND

        DREYFUS FOUNDERS EQUITY GROWTH FUND

        DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND

        DREYFUS FOUNDERS GROWTH FUND

        DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND

        DREFYUS FOUNDERS MID-CAP GROWTH FUND

        DREYFUS FOUNDERS MONEY MARKET FUND


        DREYFUS FOUNDERS PASSPORT FUND*


        DREYFUS FOUNDERS WORLDWIDE GROWTH FUND





        The Class F shares offered by this Prospectus are open only to grandfathered investors.


        *Passport Fund has discontinued public sales of its shares to new investors, but shareholders who have open Passport Fund accounts may make additional investments and reinvest dividends and capital gains distributions in their accounts. Participants in certain retirement plans which have established Passport Fund as an investment option may open new Passport Fund accounts through their plans. Once a Passport Fund account has been closed, additional investments in Passport Fund may not be possible.


        As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.







                          Dreyfus Founders Funds [LOGO]


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                                TABLE OF CONTENTS


OUR INVESTMENT APPROACH........................................................4

ABOUT THE FUNDS................................................................4

FUND SUMMARIES.................................................................6

   DREYFUS FOUNDERS BALANCED FUND..............................................7
   DREYFUS FOUNDERS DISCOVERY FUND............................................11
   DREYFUS FOUNDERS EQUITY GROWTH FUND........................................14
   DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND................................18
   DREYFUS FOUNDERS GROWTH FUND...............................................22
   DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND.................................25
   DREYFUS FOUNDERS MID-CAP GROWTH FUND.......................................29
   DREYFUS FOUNDERS MONEY MARKET FUND.........................................33
   DREYFUS FOUNDERS PASSPORT FUND.............................................36
   DREYFUS FOUNDERS WORLDWIDE GROWTH FUND.....................................40

MORE ABOUT INVESTMENT OBJECTIVES, STRATEGIES, AND RISKS.......................44

MANAGEMENT....................................................................49

ABOUT YOUR INVESTMENT.........................................................51

CLASS F SHARES................................................................52

TYPES OF ACCOUNTS.............................................................53

INVESTMENT MINIMUMS...........................................................55

DOING BUSINESS WITH DREYFUS FOUNDERS FUNDS....................................56

FOR MORE INFORMATION ABOUT YOUR ACCOUNT.......................................65

ESTABLISHING ADDITIONAL SERVICES..............................................66

DIVIDENDS AND DISTRIBUTIONS...................................................67

TAXES.........................................................................68

SHAREHOLDER AND TRANSFER AGENCY SERVICES......................................68

FINANCIAL HIGHLIGHTS..........................................................69



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OUR INVESTMENT APPROACH

Founders Asset Management LLC ("Founders") manages each of the Dreyfus Founders equity Funds, with the exception of Passport Fund, using a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

We manage the Dreyfus Founders Passport Fund using a "core style" of investing, searching for stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. For this Fund, the portfolio managers use proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. This stock selection process is designed to produce a diversified portfolio that, relative to the Fund's benchmark index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

Each of our investment teams uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection.

We continually monitor the securities in the Funds' portfolios, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. We also may sell a security if an event occurs that contradicts our rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, we may sell a security if we see better investment opportunities emerge elsewhere. We also may liquidate a security if we change a Fund's industry, sector or country weightings.

Founders manages each of the Dreyfus Founders income funds (the Government Securities and Money Market Funds) with the objective of seeking current income and, in the case of Money Market Fund, preservation of capital. For additional information concerning our investment approach for these Funds, see "Fund Summaries" below.

[On side panel:  KEY CONCEPTS
WHAT THE FUNDS ARE - AND AREN'T. These Funds are mutual funds: pooled investments that are professionally managed and give you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. You could lose money in these Funds, but you also have the potential to make money.

An investment in the Funds is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.]

ABOUT THE FUNDS

AGGRESSIVE GROWTH FUNDS
Dreyfus Founders Discovery Fund
Dreyfus Founders Mid-Cap Growth Fund



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The aggressive growth funds generally invest in faster-growing and more volatile stocks. Founders' aggressive growth funds may be suitable for your investment plan if you have a long time horizon and are comfortable with short-term volatility.

INTERNATIONAL/GLOBAL FUNDS

Dreyfus Founders Passport Fund
Dreyfus Founders International Equity Fund
Dreyfus Founders Worldwide Growth Fund

While foreign securities carry greater risks than U.S. securities, investors may use international/global funds as a component of their long-term investment plan in order to diversify their holdings. International/global funds may be suitable for your investment plan if you have a long time horizon.

GROWTH FUNDS
Dreyfus Founders Equity Growth Fund
Dreyfus Founders Growth Fund

Investors may use growth funds to form the core of their long-term investment plan because they may be less volatile over time than aggressive growth or international/global funds, while still maintaining the potential for growth. Growth funds may be suitable for your investment plan if you have a long time horizon.

BALANCED FUNDS
Dreyfus Founders Balanced Fund

While this Fund normally invests a significant portion of its assets in equity securities, it invests at least 25% of its total assets in investment grade fixed-income securities. Although the Fund still carries risks, it generally presents less risk than aggressive growth, international/global or pure growth funds.


INCOME FUNDS
Dreyfus Founders Government Securities Fund
Dreyfus Founders Money Market Fund

These Funds are our lowest-risk funds. They may be suitable for you if you have a short-term investment horizon, desire more safety and liquidity than may be available with equity funds, seek a modest level of income, or consider yourself a "saver" rather than an investor.

This information is based on our assessment of the potential volatility of the Dreyfus Founders Funds relative to one another and should not be used to compare the Funds to other types of mutual funds or other types of investments.

FUND SUMMARIES
The following Fund Summaries provide an overview of each Fund's investment objective and principal investment strategies, describe the main risks of investing, show historical investment performance, and list the fees and expenses of investing in each Fund. More detailed information about the Funds' investment strategies and associated risks follows the Fund Summaries. For more information on the securities held by the Funds, see "More About Investment Objectives, Strategies, and Risks - Other Portfolio Investments and Strategies - Portfolio Holdings." Please keep in mind that no Fund can guarantee that it will meet its investment objective and that, as with any investment, you can lose money by investing in the Funds.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against an unmanaged securities market index. The indexes used in this Prospectus account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and, except as noted, do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes.

[On side panel:  KEY CONCEPTS
12B-1 PLANS All of the Funds (except Money Market Fund) have adopted a Rule 12b-1 Plan which allows the Funds to pay actual expenses of up to 0.25% of their respective Class F assets for the sale and distribution of Class F shares and services provided to Class F shareholders. The 12b-1 fee is paid out of a Fund class' assets on an ongoing basis. Over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.]



                                       6
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DREYFUS FOUNDERS
BALANCED FUND
[in margin: Class F Ticker Symbol: FRINX; Morningstar Category: Moderate Allocation]

INVESTMENT APPROACH
Balanced Fund seeks current income and capital appreciation. To pursue this goal, the Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.

For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (at least 25%, but no more than 75%) of its total assets in equity securities.

The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Normally, the Fund will not invest more than 75% of its total assets in fixed-income securities, but the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes.

The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.


MAIN RISKS OF INVESTING
The principal risks of investing in this Fund are:



STOCK MARKET RISK The market value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.


INTEREST RATE RISK When interest rates change, the value of the fixed-income portion of the Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.


SECTOR RISK The Fund may overweight or underweight certain market sectors relative to its benchmark index, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.




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ASSET  ALLOCATION  RISK  The  Fund's  asset  allocation   between  equities  and
fixed-income   securities  will  vary  depending  on  the  portfolio   managers'
evaluation of general market and economic conditions. If this assessment is incorrect, the Fund's returns may vary considerably from other balanced funds with different equity/fixed income asset allocations.


INITIAL PUBLIC OFFERINGS The Fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the Fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.
[On side panel: KEY CONCEPTS
DEBT SECURITY represents money borrowed that must be repaid to the lender at a future date. Bonds, notes, bills, and money market instruments are examples of debt securities.]


PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares
 1996    1997    1998    1999     2000    2001    2002     2003    2004   2005
 ----    ----    ----    ----     ----    ----    ----     ----    ----   ----
18.76%  16.90%  13.96%  -2.22%  -10.44%  -9.94%  -17.46%  18.96%  8.58%  2.75%

BEST QUARTER:
Q4 2001   +13.76%

WORST QUARTER:
Q3 2001   -17.51%


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Average Annual Total Returns as of 12/31/05
Balanced Fund - Class F (1)                 1 YEAR     5 YEARS       10 YEARS
  Return Before Taxes                       2.75%       -0.27%         3.18%
  Return After Taxes on Distributions       2.46%       -0.60%         1.70%
  Return After Taxes on                     1.91%       -0.41%         1.91%
Distributions
    and Sale of Fund Shares
S&P 500 Index (2)                           4.91%        0.54%         9.07%
Lipper Balanced Fund Index (2)              5.20%        3.51%         7.57%

(1) Inception date 2/19/63
(2) The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. Unlike the Fund, it does not contain a fixed-income component. Accordingly, the Fund also compares its performance to the Lipper Balanced Fund Index, which is an equal dollar weighted index of the largest mutual funds within the Balanced Fund classification, as defined by Lipper. This index reflects the expenses of managing the mutual funds included in the index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                     % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                 DAILY NET ASSETS
Management fees                                        0.65%
Rule 12b-1 fee                                         0.25%
Other expenses (1)                                     0.53%
                                                       -----
TOTAL ANNUAL FUND OPERATING EXPENSES                   1.43%

(1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.



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Expense Example
1 Year                 $146
3 Years                $452
5 Years                $782
10 Years             $1,713

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGERS
JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in 2001 and has been lead portfolio manager of Balanced Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

JOHN V. JOHNSON, Assistant Portfolio Manager. Mr. Johnson is a Chartered Financial Analyst who has been the assistant portfolio manager of Balanced Fund since 2002. Mr. Johnson joined Founders as a senior equity analyst earlier in 2002. Before joining Founders, Mr. Johnson was an equity analyst at American Century Investments from 2001 to 2002, an equity analyst at The Abernathy Group from 1999 to 2001, and an equity analyst at Berger LLC from 1997 to 1999.

The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.



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DREYFUS FOUNDERS
DISCOVERY FUND
[in margin: Class F Ticker Symbol: FDISX;  Morningstar Category: Small Growth]

INVESTMENT APPROACH
Discovery Fund seeks capital appreciation. To pursue this goal, the Fund invests primarily in small and relatively unknown companies with high growth potential. Discovery Fund will normally invest at least 65% of its total assets in common stocks of small-cap companies. The Fund also may invest in larger companies if they represent better prospects for capital appreciation. Although the Fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING
The principal risks of investing in this Fund are:

SMALL COMPANY RISK Small companies involve substantially greater risks of loss and price fluctuations than larger and more established companies. Small companies may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.


SECTOR RISK The Fund may overweight or underweight certain market sectors relative to its benchmark index, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INTITAL PUBLIC OFFERINGS The Fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the Fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.




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

[On side panel: KEY CONCEPTS
SMALL-CAP COMPANIES are generally those companies with market capitalizations of less than $2.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.
MARKET CAPITALIZATION is the value of a corporation calculated by multiplying the number of its outstanding shares of common stock by the current market price of a share.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares
 1996    1997    1998    1999    2000     2001    2002     2003    2004    2005
 ----    ----    ----    ----    ----     ----    ----     ----    ----    ----
21.20%  12.00%  14.19%  94.59%  -8.26%  -17.81%  -33.08%  36.45%  10.74%  -0.66%

BEST QUARTER:
Q4 1999   +41.85%

WORST QUARTER:
Q3 2001   -28.04%

Average Annual Total Returns as of 12/31/05
Discovery Fund- Class F (1)                   1 YEAR        5 YEARS     10 YEARS
  Return Before Taxes                         -0.66%         -3.76%       8.61%
  Return After Taxes on Distributions         -0.66%         -3.77%       6.97%
  Return After Taxes on Distributions         -0.43%         -3.16%       6.71%
     and Sale of Fund Shares
Russell 2000 Growth Index (2)                  4.15%          2.28%       4.69%

(1) Inception date 12/29/89
(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a widely recognized unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES (EXPENSES          % OF AVERAGE
PAID FROM FUND ASSETS)                          DAILY NET ASSETS
Management fees                                       0.88%
Rule 12b-1 fee (1)                                    0.21%
Other expenses (2)                                    0.37%
                                                      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                  1.46%

(3) The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund. (2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

Expense Example
1 Year                 $149
3 Years                $462
5 Years                $797
10 Years             $1,746

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGERS

BRADLEY C. ORR, Portfolio Manager. Mr. Orr is a Chartered Financial Analyst who has been a portfolio manager of Discovery Fund since April 2004. Mr. Orr joined Founders in 1995, and served as an equity analyst for Founders from 1997 to 2004.


JAMES (J.D.) PADGETT, Portfolio Manager. Mr. Padgett is a Chartered Financial Analyst who has been a portfolio manager of Discovery Fund since April 2004. Mr. Padgett joined Founders as an equity analyst in 2002. Mr. Padgett was formerly an equity analyst for Berger Financial LLC from 2000 to 2002, and a portfolio manager at Colorado Public Employees' Retirement Association from 1997 to 2000.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

DREYFUS FOUNDERS
EQUITY GROWTH FUND
[in margin: Class F Ticker Symbol: FRMUX;  Morningstar Category: Large Growth]

INVESTMENT APPROACH
Equity Growth Fund seeks long-term growth of capital and income. To pursue this goal, the Fund primarily invests in common stocks of large, well-established and mature companies. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services.

The Fund normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, or the Nasdaq Composite Index. This policy may not be changed unless at least 60 days' prior written notice of the change is given to Fund shareholders. While a significant portion of these stocks normally would be expected to pay regular dividends, the Fund may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. The Fund also may invest up to 30% of its total assets in foreign securities.


THE TERM "NET ASSETS" AS USED IN THE PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES. THE INDEXES LISTED IN THE PARAGRAPH ABOVE ARE EXAMPLES OF INDEXES CONSIDERED TO BE WIDELY RECOGNIZED INDEXES OF STOCK MARKET PERFORMANCE. THE STOCKS HELD BY THE FUND MAY BE INCLUDED IN OTHER INDEXES ALSO CONSIDERED TO BE WIDELY RECOGNIZED INDEXES OF STOCK MARKET PERFORMANCE.

MAIN RISKS OF INVESTING
The principal risks of investing in this Fund are:



STOCK MARKET RISK The market value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.


INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.


SECTOR RISK The Fund may overweight or underweight certain market sectors relative to its benchmark index, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

[On side panel: KEY CONCEPTS
LARGE COMPANIES are generally companies that have market capitalizations of more than $10 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.
DIVIDEND is a payment of stock or cash from a company's profits to its stockholders.]


PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares
 1996    1997    1998    1999     2000    2001      2002    2003    2004   2005
 ----    ----    ----    ----     ----    ----      ----    ----    ----   ----
24.37%  19.40%  17.78%  15.03%  -19.57%  -17.55%  -25.33%  30.67%  8.97%   4.64%

BEST QUARTER:
Q4 1999  +17.77%

WORST QUARTER:
Q2 2002   -16.39%


Average Annual Total Returns as of 12/31/05
Equity Growth Fund - Class F (1)             1 YEAR     5 YEARS        10 YEARS
  Return Before Taxes                        4.64%       -1.71%         4.03%
  Return After Taxes on Distributions        4.61%       -1.74%         1.96%
  Return After Taxes on Distributions        3.06%       -1.45%         2.42%
    and Sale of Fund Shares
Russell 1000 Growth Index (2)                5.26%       -3.58%         6.73%
S&P 500 Index (2)                            4.91%        0.54%         9.07%

(1) Inception date 7/5/38

(2) The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of those companies among the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. In future prospectuses, the Fund's performance will no longer be compared to the S&P 500 Index, since the Russell 1000 Growth Index is more reflective of the Fund's growth style of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
                                                % OF AVERAGE
ANNUAL FUND OPERATING EXPENSES                    DAILY NET
(EXPENSES PAID FROM FUND ASSETS)                   ASSETS
Management fees                                     0.65%
Rule 12b-1 fee (1)                                  0.08%
Other expenses (2)                                  0.40%
                                                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                1.13%

(4) The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund. (2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

Expense Example
1 Year                 $115
3 Years                $359
5 Years                $622
10 Years             $1,375

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER
John B. Jares, Vice President of Investments. Mr. Jares, Chartered Financial Analyst, joined Founders in 2001 and has been the portfolio manager of Equity Growth Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

DREYFUS FOUNDERS
GOVERNMENT SECURITIES FUND

[in margin: Class F Ticker Symbol: FGVSX; Morningstar Category: Short
Government]


INVESTMENT APPROACH
Government Securities Fund seeks current income. To pursue this goal, the Fund normally invests at least 80% of its net assets in obligations of the U.S.
government. This policy may not be changed unless at least 60 days' prior written notice of the change is given to Fund shareholders. U.S. government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association ("Ginnie Mae") pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations of other agencies and instrumentalities of the U.S. government which may not be supported by the full faith and credit of the U.S. Treasury. The Fund may invest the remainder of its net assets in securities other than U.S. government securities including, without limitation, securities issued by foreign governments and/or their agencies. However, the Fund will not invest more than 20% of its net assets in the securities of any one foreign country.

The weighted average maturity of the Fund will vary depending on our evaluation of market conditions, patterns and trends. There are no limitations on the Fund's overall maturity, nor on the maturity of any individual issues in the Fund.


THE TERM "NET ASSETS" AS USED IN THE FIRST PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES.

MAIN RISKS OF INVESTING
The principal risks of investing in this Fund are:

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities, such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Bank, Federal Home Loan Mortgage Corporation ("Freddie Mac") and Tennessee Valley Authority, are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore, these securities have greater credit risk than Treasury securities.


INTEREST RATE RISK When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

PREPAYMENT RISK This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

[On side panel:  KEY CONCEPTS
BOND is an IOU (debt security) issued by a government or corporation that pays a stated rate of interest and returns the face value on the maturity date. MATURITY is the length of time until a bond or other debt instrument "matures" or becomes due and payable.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares
 1996   1997   1998    1999    2000    2001   2002   2003    2004   2005
 ----   ----   ----    ----    ----    ----   ----   ----    ----   ----
2.34%   7.90%  9.76%  -3.77%  10.57%  6.37%  10.86%  2.03%  2.83%  1.35%

BEST QUARTER:
Q3 1998   +6.15%

WORST QUARTER:
Q2 2004   -2.31%


Average Annual Total Returns as of 12/31/05
Government Securities Fund - Class F (1)       1 YEAR      5 YEARS     10 YEARS
  Return Before Taxes                          1.35%        4.63%        4.92%
  Return After Taxes on Distributions          0.02%        3.16%        3.19%
  Return After Taxes on Distributions          0.87%        3.07%        3.13%
   and Sale of Fund Shares
Lehman Brothers U.S. Government                2.65%        5.39%        5.94%
  Composite Index (2)

(1) Inception date 3/1/88
(2) The Lehman Brothers U.S. Government Composite Index reflects the performance of public obligations of the U.S. Treasury with a remaining maturity of one year or more and publicly issued debt of U.S. Government agencies and quasi-federal corporations. The Fund's average annual total returns reflect the fee waivers described below under "Fees and Expenses."

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID       % OF AVERAGE DAILY
FROM FUND ASSETS)                                       NET ASSETS
Management fees (1)                                       0.65%
Rule 12b-1 fee (2)                                        0.25%
Other expenses (3)                                        0.71%
                                                          -----
TOTAL ANNUAL FUND OPERATING EXPENSES (WITHOUT
WAIVERS) (1)(,) (2)                                       1.61%
Waivers (1), (2)                                         (0.53%)
                                                          -----
NET ANNUAL FUND OPERATING EXPENSES (WITH
WAIVERS) (1)(,) (2)                                       1.08%

(1) Founders has agreed to reduce the Government Securities Fund's management fee from 0.65% to 0.35% of the Fund's average net assets pursuant to a written contractual commitment. This waiver will extend through at least August 31, 2007, and will not be terminated without prior notice to the Funds' Board of Directors.
(2) Certain 12b-1 fees for the Government Securities Fund have been waived pursuant to a written contractual commitment. After the waiver, Class F 12b-1 fees for the Fund were 0.02%. This waiver will extend through at least August 31, 2007, and will not be terminated without prior notice to the Funds' Board of Directors.
(3) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.


Expense Example
1 Year                 $110
3 Years                $456
5 Years                $826
10 Years             $1,866

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Net Annual Fund Operating Expenses with waivers. The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without waivers for each year after year one.

PORTFOLIO MANAGER
MARGARET R. DANUSER, Portfolio Manager. Ms. Danuser has been the portfolio manager of Government Securities Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

DREYFUS FOUNDERS
GROWTH FUND
[in margin: Class F Ticker Symbol: FRGRX; Morningstar Category: Large Growth]

INVESTMENT APPROACH
Growth Fund seeks  long-term  growth of capital.  To pursue this goal,  the Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.


MAIN RISKS OF INVESTING
The principal risks of investing in this Fund are:



STOCK MARKET RISK The market value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.


INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.


SECTOR RISK The Fund may overweight or underweight certain market sectors relative to its benchmark index, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.


[On side panel: KEY CONCEPTS
Founders uses a BOTTOM-UP APPROACH, meaning we choose Fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares
 1996    1997    1998    1999     2000     2001     2002     2003    2004   2005
 ----    ----    ----    ----     ----     ----     ----     ----    ----   ----
16.57%  26.60%  25.04%  39.06%  -27.23%   -24.95%  -28.96%  31.42%  7.63%  4.08%

BEST QUARTER:
Q4 1999   +31.77%

WORST QUARTER:
Q4 2000   -25.03%


Average Annual Total Returns as of 12/31/05
Growth Fund - Class F (1)                    1 YEAR     5 YEARS      10 YEARS
  Return Before Taxes                         4.08%      -4.73%        3.90%
  Return After Taxes on Distributions         4.02%      -4.74%        2.05%
  Return After Taxes on Distributions         2.73%      -3.96%        2.70%
    and Sale of Fund Shares
Russell 1000 Growth Index (2)                 5.26%      -3.58%        6.73%
S&P 500 Index (2)                             4.91%       0.54%        9.07%

(1) Inception date 1/5/62

(2) The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of those companies among the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is designed to be representative of the U.S. equities market and consists of 500 leading companies in leading industries of the U.S. economy. In future prospectuses, the Fund's performance will no longer be compared to the S&P 500 Index, since the Russell 1000 Growth Index is more reflective of the Fund's growth style of investing.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                      % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                  DAILY NET ASSETS
Management fees                                         0.76%
Rule 12b-1 fee                                          0.25%
Other expenses (1)                                      0.37%
                                                        -----
TOTAL ANNUAL FUND OPERATING EXPENSES                    1.38%

(5) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

Expense Example
1 Year                 $141
3 Years                $437
5 Years                $755
10 Years             $1,657

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER
JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in 2001 and has been the portfolio manager of Growth Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

The Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the Fund.

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND
[in margin: Class F Ticker Symbol FOIEX; Morningstar Category: Foreign Large Blend]

INVESTMENT APPROACH
International Equity Fund, an international fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The Fund's policy of normally investing at least 80% of its net assets in foreign equity securities may not be changed unless at least 60 days' prior written notice of the change is given to Fund shareholders. The Fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.

THE TERM "NET ASSETS" AS USED IN THE PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES.

MAIN RISKS OF INVESTING
The principal risks of investing in this Fund are:

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


COUNTRY AND SECTOR ALLOCATION RISK While the portfolio managers use the country and sector weightings of the Fund's benchmark index as a guide in structuring the Fund's portfolio, they may overweight or underweight certain countries or sectors relative to the index. This may cause the Fund's performance to be more or less sensitive to developments affecting those countries or sectors.

DERIVATIVES RISK The Fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and can cause the Fund to lose money on its investments. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund's other investments.


[On side panel: KEY CONCEPTS
INTERNATIONAL FUND is a type of mutual fund that generally invests in securities traded anywhere in the world, except the United States.
FOREIGN SECURITIES are securities of issuers, wherever organized, that have their principal business activities outside of the United States. We consider where the issuer's assets are located, whether the majority of the issuer's gross income is earned outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares

 1996    1997   1998    1999    2000      2001    2002     2003    2004    2005
 ----    ----   ----    ----    ----      ----    ----     ----    ----    ----
18.60%  16.10% 17.01%  58.71%  -17.65%  -30.35%  -28.30%  37.17%  22.70%  13.91%

BEST QUARTER:
Q4 1999   +39.78%

WORST QUARTER:
Q3 2002   -22.48%

Average Annual Total Returns as of 12/31/05

International Equity Fund - Class F (1)      1 YEAR      5 YEARS      10 YEARS
  Return Before Taxes                        13.91%      -0.86%         7.26%
  Return After Taxes on Distributions        13.77%      -0.95%         6.05%
  Return After Taxes on                      9.24%       -0.75%         5.77%

Distributions
    and Sale of Fund Shares
Morgan Stanley Capital International         14.47%       4.92%         6.22%
  World ex U.S. Index (2)
Morgan Stanley Capital International         14.41%       2.17%         3.75%
World ex U.S. Growth Index (2)


(1) Inception date 12/29/95
(2) The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The MSCI World ex U.S. Growth Index measures global developed market equity performance of growth securities outside of the United States. The Fund's average annual total returns reflect the expense limitation described below under "Fees and Expenses."

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table (1)
ANNUAL FUND OPERATING EXPENSES                     % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                 DAILY NET ASSETS
Management fees                                        0.75%
Rule 12b-1 fee                                         0.25%
Other expenses (2)                                     1.03%
Expense reimbursement (3)                             (0.59%)
                                                      -------
TOTAL ANNUAL FUND OPERATING EXPENSES (3)               1.44%

(1) The expense information in the Fee Table has been restated to reflect current fees. (2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(3) Founders has agreed to permanently limit the total expenses of the Fund pursuant to a written contractual commitment so that Class F Total Annual Fund Operating Expenses will not exceed 1.40%, net of brokerage offsets and credits earned on cash balances held by the Fund's custodian. The Total Annual Fund Operating Expenses shown above are not net of these offsets and credits.

Expense Example
1 Year                 $143
3 Years                $443
5 Years                $766
10 Years             $1,680

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The example is based on Total Annual Fund Operating Expenses, which reflect Founders' permanent management fee waiver and expense limitation.

PORTFOLIO MANAGERS
International Equity Fund is co-managed by three portfolio managers, REMI J. BROWNE, DANIEL B. LEVAN and JEFFREY R. SULLIVAN. Each is a Chartered Financial Analyst and has been employed by Founders since 2003. Messrs. Browne and LeVan began co-managing the Fund in March 2003, and Mr. Sullivan became an additional co-manager in June 2004. Mr. Browne is also a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to 2003. Mr. Sullivan is a vice president of The Boston Company, where he has been employed since 2003. Mr. Sullivan was formerly an assistant vice president and research analyst at Standish Mellon from 1998 to 2003.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

DREYFUS FOUNDERS
MID-CAP GROWTH FUND
[in margin: Class F Ticker Symbol: FRSPX; Morningstar Category: Mid-Cap Growth]
                                                                               -

INVESTMENT APPROACH
Mid-Cap Growth Fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects. To pursue this goal, the Fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index. This policy may not be changed unless at least 60 days' prior written notice of the change is given to Fund shareholders. The Fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.


THE TERM "NET ASSETS" AS USED IN THE PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES.

MAIN RISKS OF INVESTING
The principal risks of investing in this Fund are:

SMALL AND MID-CAP COMPANY RISK Small and mid-cap companies involve greater risks of loss and price fluctuations than larger and more established companies. Small-cap companies, and to an extent mid-cap companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small or mid-cap company, if it realizes any gain at all.



SECTOR RISK The Fund may overweight or underweight certain market sectors relative to its benchmark index, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the Fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares
 1996    1997    1998    1999     2000    2001     2002     2003    2004   2005
 ----    ----    ----    ----     ----    ----     ----     ----    ----   ----
15.33%  16.40%  -1.73%  42.27%  -23.69%  -20.41%  -24.50%  36.64%  18.44% 12.74%

BEST QUARTER:
Q4 1999   +33.99%

WORST QUARTER:
Q3 1998   -29.87%

Average Annual Total Returns as of 12/31/05
Mid-Cap Growth Fund - Class F (1)            1 YEAR      5 YEARS     10 YEARS
  Return Before Taxes                        12.74%       1.86%        4.62%
  Return After Taxes on Distributions        12.74%       1.86%        2.12%
  Return After Taxes on Distributions        8.28%        1.59%        2.64%
    and Sale of Fund Shares
Russell Midcap Growth Index (2)              12.10%       1.38%        9.27%

(1) Inception date 9/8/61
(2) The Russell Midcap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES                      % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                  DAILY NET ASSETS
Management fees                                        0.82%
Rule 12b-1 fee (1)                                     0.12%
Other expenses (2)                                     0.47%
                                                       -----
TOTAL ANNUAL FUND OPERATING EXPENSES                   1.41%

(1) The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund.
(2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

Expense Example
1 Year                 $144
3 Years                $446
5 Years                $771
10 Years             $1,691

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGERS
JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in 2001 and has been a portfolio manager of Mid-Cap Growth Fund since March 2004. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

DANIEL E. CROWE, Portfolio Manager. Mr. Crowe, a Chartered Financial Analyst, has been a co-portfolio manager of Mid-Cap Growth Fund since January 2005. Mr. Crowe was previously the assistant portfolio manager of the Fund from June 2004 to January 2005. Mr. Crowe joined Founders as an equity analyst in 2002. Before joining Founders, Mr. Crowe was a research analyst with Marsico Capital Management from 1999 to 2002 and a senior consultant with Andersen Consulting from 1996 to 1998.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

DREYFUS FOUNDERS
MONEY MARKET FUND
[in margin: Class F Ticker Symbol: FMMXX]

INVESTMENT APPROACH
Money Market Fund seeks maximum current income consistent with the preservation of capital and liquidity. To pursue this goal, the Fund invests in high-quality money market instruments with minimal credit risks and remaining maturities of 397 calendar days or less, including those issued by:
o  Corporate issuers
o  U.S. government and its agencies and instrumentalities
o  U.S. and foreign banks

Money market funds are subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less.

MAIN RISKS OF INVESTING
The principal risks of investing in this Fund are:

INTEREST RATE RISK When interest rates change, the Fund's yield will be affected. An increase in interest rates tends to increase the Fund's yield, while a decline in interest rates tends to reduce its yield.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they become due.

INFLATION RISK Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

An investment in Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Depending on market conditions, the Fund may be more heavily invested in government obligations, which could reduce the Fund's yield.

[On side panel:  KEY CONCEPTS
MONEY MARKET is the economic market that exists to provide very short-term funding to corporations, municipalities, and the U.S. government.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares
 1996   1997   1998   1999    2000    2001    2002    2003    2004    2005
 ----   ----   ----   ----    ----    ----    ----    ----    ----    ----
 4.51%  4.70%  4.67%  4.35%   5.62%   3.40%   0.98%   0.34%   0.50%   2.23%

BEST QUARTER:
Q4 2000   +1.46%

WORST QUARTER:
Q2 2004   +0.06%
Q4 2003    +0.06%

Average Annual Total Returns as of 12/31/05 (1)
                                       1 YEAR         5 YEARS          10 YEARS
Money Market Fund - Class F (2)         2.23%          1.48%            3.15%

(1) The Fund's average annual total returns reflect the fee waiver described below under "Fees and Expenses."
(2) Inception date 6/23/81

Money Market Fund's most current seven-day yield is available by calling 1-800-525-2440.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES (EXPENSES            % OF AVERAGE
PAID FROM FUND ASSETS)                            DAILY NET ASSETS
Management fees (1)                                    0.50%
Rule 12b-1 fee                                          N/A
Other expenses (2)                                     0.58%
                                                       -----
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITHOUT WAIVERS) (1)                                  1.08%(2)
Waivers (1)                                           (0.05%)(2)
                                                       -----
NET ANNUAL FUND OPERATING EXPENSES (WITH
WAIVERS) (1)                                           1.03%(2)

(1) Founders has agreed to reduce Money Market Fund's management fee from 0.50% to 0.45% of the Fund's average net assets pursuant to a written contractual commitment. This waiver will extend through at least August 31, 2007 and will not be terminated without prior notice to the Funds' Board of Directors.
(2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.


Expense Example
1 Year                 $105
3 Years                $339
5 Years                $591
10 Years             $1,313

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Net Annual Fund Operating Expenses with waivers. The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without waivers for each year after year one.

PORFOLIO MANAGER
MARGARET R. DANUSER, Portfolio Manager. Ms. Danuser has been the portfolio manager of Money Market Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

DREYFUS FOUNDERS
PASSPORT FUND

[in margin: Class F Ticker Symbol: FPSSX; Morningstar Category: Foreign Small/Mid Value]

Passport Fund is closed to new investors
(See "About Your Investment - Investing in the Funds" for more information.)


INVESTMENT APPROACH
Passport Fund, an international small-cap fund, seeks capital appreciation. To pursue this goal, the Fund normally invests at least 65% of its total assets in the equity securities of foreign small-cap companies from a minimum of three countries. These companies may be based in both developed and emerging economies. The Fund may invest in larger foreign companies or in U.S.-based companies if they represent better prospects for capital appreciation.

[On side panel: KEY CONCEPTS

FOREIGN SMALL-CAP COMPANIES are those which, at the time of purchase, have total market capitalizations that fall in the range of the capitalizations of the companies that comprise the S&P/Citigroup Extended Market Index World Ex U.S.sm This index represents, on a country-by-country basis, the small-capitalization component of the S&P/Citigroup Broad Market Indexsm, which is a comprehensive float-weighted index of companies in 26 countries (excluding the U.S.) with market capitalizations of at least $100 million.]

MAIN RISKS OF INVESTING
The principal risks of investing in this Fund are:


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


SMALL COMPANY RISK Small companies involve substantially greater risks of loss and price fluctuations than larger and more established companies. Small companies may be in the early stages of development; may have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.



PORTFOLIO TURNOVER While the Fund's portfolio turnover rates have been higher than those of other mutual funds with the same investment objective, the Fund's current portfolio managers, who began managing the Fund in November 2005, are expected to engage in less short-term trading, which would result in a lower portfolio turnover rate. During the fiscal years ended December 31, 2005, 2004 and 2003, the portfolio turnover rates for the Fund were 729%, 648% and 707%, respectively. Higher portfolio turnover rates increase the Fund's brokerage costs and may increase its taxable capital gain distributions, and therefore may adversely affect its performance both before and after taxes. (A portfolio turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once during the course of a year.)

COUNTRY AND SECTOR ALLOCATION RISK While the portfolio managers use the country and sector weightings of the Fund's benchmark index as a guide in structuring the Fund's portfolio, they may overweight or underweight certain countries or sectors relative to the index. This may cause the Fund's performance to be more or less sensitive to developments affecting those countries or sectors..

INITIAL PUBLIC OFFERINGS The Fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the Fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.



DERIVATIVES RISK The Fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and can cause the Fund to lose money on its investments. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund's other investments.


PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares
 1996   1997    1998    1999     2000    2001     2002     2003    2004    2005
 ----   ----    ----    ----     ----    ----     ----     ----    ----    ----
20.05%  1.70%  12.50%  87.44%  -29.65%  -31.76%  -15.93%  75.15%  17.70%  19.99%

BEST QUARTER:
Q4 1999   +60.37%

WORST QUARTER:
Q3 2001   -22.62%

Average Annual Total Returns as of 12/31/05
Passport Fund - Class F (1)                 1 YEAR      5 YEARS      10 YEARS
Return Before Taxes                         19.99%       7.25%        9.90%
Return After Taxes on Distributions         19.99%       7.25%        8.65%
Return After Taxes on Distributions         12.99%       6.29%        8.09%
    and Sale of Fund Shares

S&P/Citigroup Extended Market Index         22.09%      13.56%        8.59%
("EMI") World ex U.S.(2)
Morgan Stanley Capital International        14.47%       4.92%        6.22%
  World ex U.S. Index 2
Morgan Stanley Capital International        25.04%      16.72%         N/A
  World ex U.S. Small Cap Index (2)


(1) Inception date 11/16/93

(2) The S&P/Citigroup EMI World ex U.S. measures the performance of small companies outside of the United States (approximately the bottom 20% by market capitalization) in 26 developed equity markets. The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The MSCI World ex U.S. Small Cap Index measures global performance of small capitalization securities outside of the United States. Historical returns beyond the five-year period are not currently available for the MSCI World ex U.S. Small Cap Index. In future prospectuses, the Fund's performance will no longer be compared to the MSCI Indexes, as the new portfolio management team uses the S&P/Citigroup EMI World ex U.S. as a guide in managing the Fund.


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES (EXPENSES              % OF AVERAGE
PAID FROM FUND ASSETS)                              DAILY NET ASSETS
Management fees                                          1.00%
Rule 12b-1 fee                                           0.25%
Other expenses (1)                                       0.99%
                                                         -----

TOTAL ANNUAL FUND OPERATING EXPENSES
 (WITHOUT WAIVER) (2)                                    2.24%(2)
Waiver (2)                                              (0.14%)(2)
                                                         -----
NET ANNUAL FUND OPERATING EXPENSES
 (WITH WAIVER) (2)                                      2.10%(2)


(1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(2)The custodian has agreed to waive a portion of the custody fees through August 31, 2006 pursuant to a written contractual commitment, at which time this waiver is scheduled to expire.


Expense Example
1 Year                 $227
3 Years                $700
5 Years              $1,200
10 Years             $2,575


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. This example is based on Total Annual Fund Operating Expenses without the custody fee waiver.

PORTFOLIO MANAGERS
Passport Fund is co-managed by two portfolio managers,  DANIEL B. LEVAN and JOHN
W. EVERS. Each is a Chartered Financial Analyst and has been employed by Founders since 2003. Messrs. LeVan and Evers began co-managing the Fund in November 2005. Mr. LeVan also is a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, where he was a lead portfolio manager for global, international and European small-cap portfolios from 1994 to 2003. Mr. Evers also serves as an assistant portfolio manager for The Boston Company's international small cap equity strategy and as a research analyst for its international core, growth and small cap strategies. Prior to joining The Boston Company in 2003, Mr. Evers was a vice president at Standish Mellon beginning in 1998.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND
[in margin: Class F Ticker Symbol: FWWGX; Morningstar Category: World Stock]

INVESTMENT APPROACH
Worldwide Growth Fund, a global fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as in the United States, emphasizing common stocks of both emerging and established growth companies that generally have strong performance records and market positions. The Fund's portfolio will normally invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.


MAIN RISKS OF INVESTING
The principal risks of investing in this Fund are:


FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


COUNTRY AND SECTOR ALLOCATION RISK While the portfolio managers use the country and sector weightings of the Fund's benchmark index as a guide in structuring the Fund's portfolio, they may overweight or underweight certain countries or sectors relative to the index. This may cause the Fund's performance to be more or less sensitive to developments affecting those countries or sectors..

DERIVATIVES RISK The Fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and can cause the Fund to lose money on its investments. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Fund will not correlate with the Fund's other investments.


[On side panel: KEY CONCEPTS
A GLOBAL FUND is a type of mutual fund that may invest in securities traded anywhere in the world, including the United States.]

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN as of 12/31 - Class F Shares
 1996    1997   1998    1999     2000    2001     2002     2003    2004    2005
 ----    ----   ----    ----     ----    ----     ----     ----    ----    ----
13.95%  10.60%  9.63%  48.78%  -22.14%  -25.30%  -28.92%  36.97%  12.71%  10.89%

BEST QUARTER:
Q4 1999   +38.48%

WORST QUARTER:
Q3 2002   -20.75%

Average Annual Total Returns as of 12/31/05
Worldwide Growth Fund - Class F (1)            1 YEAR      5 YEARS     10 YEARS
  Return Before Taxes                          10.89%      -1.89%      3.81%
  Return After Taxes on Distributions          10.89%      -1.89%      2.08%
  Return After Taxes on Distributions          7.08%       -1.60%      2.66%
    and Sale of Fund Shares
Morgan Stanley Capital International           9.49%        2.18%      7.04%
  World Index (2)
Morgan Stanley Capital International           9.41%        0.07%      5.62%
World Growth Index (2)


(1) Inception date 12/29/89
(2) The Morgan Stanley Capital International (MSCI) World Index measures global developed market equity performance. The MSCI World Growth Index measures global developed market equity performance of growth securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table
ANNUAL FUND OPERATING EXPENSES (EXPENSES            % OF AVERAGE
PAID FROM FUND ASSETS)                            DAILY NET ASSETS
Management fees                                        1.00%
Rule 12b-1 fee                                         0.25%
Other expenses (1)                                     0.71%
                                                       -----
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITHOUT WAIVER) (2)                                   1.96%(2)
Waiver (2)                                            (0.02%)(2)
                                                       -----
NET ANNUAL FUND OPERATING EXPENSES (WITH
WAIVER) (2)                                           1.94%(2)


(1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(2) The custodian has agreed to waive a portion of the custody fees through August 31, 2006 pursuant to a written contractual commitment, at which time this waiver is scheduled to expire.


Expense Example
1 Year                 $199
3 Years                $615
5 Years              $1,057
10 Years             $2,285



This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. This example is based on Total Annual Fund Operating Expenses without the custody fee waiver.


PORTFOLIO MANAGERS
Worldwide Growth Fund is managed by a team of portfolio managers. The portfolio management team is composed of REMI J. BROWNE, DANIEL B. LEVAN, and JEFFREY R. SULLIVAN, who co-manage the foreign portion of the Fund, and JOHN B. JARES, who manages the domestic portion of the Fund. Each is a Chartered Financial Analyst.

Messrs. Browne, LeVan, and Sullivan have been employed by Founders since 2003. Messrs. Browne and LeVan began co-managing the foreign portion of the Fund in March 2003, and Mr. Sullivan became an additional co-manager in June 2004. Mr. Browne is a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to 2003. Mr. Sullivan is a vice president of The Boston Company, where he has been employed since 2003. Mr. Sullivan was formerly an assistant vice president and research analyst at Standish Mellon from 1998 to 2003.

Mr. Jares has been a portfolio manager of Worldwide Growth Fund since 2001. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

MORE ABOUT INVESTMENT
OBJECTIVES, STRATEGIES, AND RISKS


Each of the Funds seeks to achieve its investment objective through its unique investment strategies. The principal investment strategies and risks of each Fund have been described in the "Fund Summaries" section of this Prospectus. Note that the Morningstar categories shown in the "Fund Summaries" section are subject to change.



This section of the Prospectus discusses other investment strategies that may be used by the Funds and provides more detailed information about the risks associated with those strategies. Although we might not use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The SAI contains more detailed information about the Funds' investment policies and risks.


OTHER PORTFOLIO INVESTMENTS AND STRATEGIES
Balanced, Discovery, Equity Growth, Growth, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth are the Equity Funds. Government Securities and Money Market are the Income Funds.

FIXED-INCOME SECURITIES
While the Equity Funds generally emphasize investments in equity securities, such as common stocks and preferred stocks, they also may invest in fixed-income securities when we believe that these investments offer opportunities for capital appreciation. Fixed-income securities in which the Equity Funds might invest include bonds, debentures, and other corporate or government obligations. For Balanced and Equity Growth Funds, we also consider current income in the selection of these securities.

ADRS
The  Equity  Funds may  invest in  American  Depositary  Receipts  and  American
Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECURITIES THAT ARE NOT READILY MARKETABLE
Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." This limit is 10% for Money Market Fund. A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Directors ("Board"), certain restricted securities may be deemed readily marketable, and will not be counted toward the 15%/10% limits.

Investments in securities that are not readily marketable, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell such securities or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

DERIVATIVE INSTRUMENTS
Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. The Funds (other than Money Market Fund) may use derivative instruments. Derivatives may be used for the following purposes: to hedge risks inherent in a Fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a Fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds (other than Money Market Fund) may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. Government Securities and Balanced Funds also may invest in mortgage-related securities. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objectives.

Certain strategies may hedge all or a portion of a Fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect a Fund against increases in the prices of securities or other instruments the Fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on a Fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on a Fund.


There are special risks in using particular derivative strategies. Using derivatives can cause a Fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, a Fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. A Fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instrument to make required payments or otherwise comply with the derivative instrument's terms.

SECURITIES OF OTHER INVESTMENT COMPANIES
The Funds may acquire securities of other investment companies, including exchange-traded funds ("ETFs"), subject to the limitations of the Investment Company Act of 1940 ("1940 Act") and the conditions of exemptive orders issued by the SEC. The Funds' purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The Funds (other than Money Market Fund) may invest their uninvested cash reserves in shares of Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Funds may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Funds can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS
In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER
The Funds do not have any limitations regarding portfolio turnover. A Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. The Funds' portfolio turnover rates (other than the Money Market Fund) for prior years are included in the "Financial Highlights" section of this Prospectus. The Funds' current and future portfolio turnover rates may differ significantly from their historical portfolio turnover rates.


PORTFOLIO HOLDINGS
Each Fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, on the Funds' website at WWW.FOUNDERS.COM under Fund Prices & Information. This information will be posted on the Funds' website on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the Funds' website on the 15th day of the month following the month for which such information is applicable. The information will remain accessible on the Funds' website at least until the date on which the Funds file a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.


MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors:


STOCK MARKET RISK. The market value of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.


COMPANY RISK. The stocks in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. Consequently, the Equity Funds' returns may vary considerably from other equity funds using different investment styles. For example, the market may not favor the growth style of investing used by all Equity Funds except Passport Fund. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

By investing in a mix of growth and value companies, the Passport Fund assumes the risks of both. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio managers misgauged that worth. Value stocks also may decline in price even though in theory they are already undervalued. FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:


    MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

    REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards may be less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

    CURRENCY RISK. International Equity and Passport Funds' assets are invested primarily in foreign securities, as are a significant portion of the assets of Worldwide Growth Fund. Since a substantial portion of these Funds' revenues is received in foreign currencies, these Funds' net asset values will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. These Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.

    POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the Fund; and political, economic or social instability.

EMERGING MARKETS RISK. International Equity, Passport and Worldwide Growth Funds may invest in emerging market countries. These are markets in countries that are in the initial stages of their industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk.

    INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of a Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

    CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Moody's Investors Service, Inc. considers debt securities rated Baa and below to have speculative characteristics. Securities issued by certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore these securities have greater risk than Treasury securities.

MANAGEMENT

INVESTMENT ADVISER
Founders serves as investment adviser to each of the Funds and is responsible for selecting the Funds' investments and handling their day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser or sub-adviser to a number of other investment companies and private accounts.


Founders is a wholly-owned subsidiary of Dreyfus Service Corporation (the "Distributor"), which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $174 billion under management in approximately 200 mutual fund portfolios as of December 31, 2005. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial had approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management, as of December 31, 2005.

In addition to managing each Fund's investments, Founders also provides certain related administrative services to each Fund. For these investment and related administrative services, each Fund pays Founders a management fee. Each Fund's management fee for the fiscal year ended December 31, 2005 was the following percentage of the respective Fund's average daily net assets:

Balanced Fund                        0.65%
Discovery Fund                       0.88%
Equity Growth Fund                   0.65%
Government Securities Fund           0.35%*
Growth Fund                          0.76%
International Equity Fund            0.75%
Mid-Cap Growth Fund                  0.82%
Money Market Fund                    0.45%*
Passport Fund                        1.00%
Worldwide Growth Fund                1.00%

* Founders has agreed in writing to reduce Government Securities Fund's management fee from 0.65% to 0.35%, and to reduce Money Market Fund's management fee from 0.50% to 0.45% of the respective Fund's average net assets until at least August 31, 2007.

        A discussion regarding the basis for the Board's approval of the Funds' investment advisory agreement with Founders is available in each Fund's Annual Report for the year ended December 31, 2005.


FOUNDERS' INVESTMENT MANAGEMENT TEAM

To facilitate day-to-day fund management, we use a team system for our Funds. There are three equity investment teams, each targeted toward a particular area of the market: domestic small-capitalization, domestic mid- to large-capitalization, and international investments. Each team is composed of members of our Investment Department, including portfolio managers, research analysts, and portfolio traders.


Each of these investment professionals shares ideas, information, knowledge, and expertise to assist in the management of the Funds. Daily decisions on security selection for each Fund rest with the portfolio manager(s) assigned to the Fund. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions. Please see the Fund Summaries for information on each Fund's portfolio manager(s).

DISTRIBUTOR
The Funds' distributor is Dreyfus Service Corporation. The Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any 12b-1 or sub-transfer agency fees paid by the Funds. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the Funds to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of Fund shares or the provision of services to the Funds.

From time to time, the Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

CODE OF ETHICS
The Funds, Founders and the Distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by a Fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.

ABOUT YOUR INVESTMENT


YOUR SHARE PRICE
The price you pay for a Class F share of a Fund, and the price you receive upon selling or redeeming a Class F share of a Fund, is called the Class' net asset value ("NAV"). We calculate NAV by dividing the total net assets of Class F of a Fund by its total number of Class F shares outstanding. We determine the NAV as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) every day the NYSE is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the Funds may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the Funds' foreign securities holdings on such days, may affect the value of Fund shares on days when you will not be able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

The securities held by Money Market Fund and, generally, debt securities with remaining maturities of 60 days or less at the time of purchase, are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before a Fund calculates its NAV), the Fund may value those investments at fair value as determined in accordance with procedures approved by the Fund's Board. Fair value of investments may be determined by the Fund's Board or its valuation committee in good faith using such information as it deems appropriate under the circumstances.

Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The Funds may use fair value prices obtained from such a pricing service in lieu of the closing prices from foreign markets in valuing foreign equity securities on days when movements in the U.S. stock market are determined to have materially affected the value of those securities subsequent to the closing of the foreign markets. In addition to establishing the fair value of securities, another objective of this policy is to attempt to reduce the possibility that an investor may seek to take advantage of any disparity between the foreign securities' closing market prices and their fair value by engaging in "time zone arbitrage." See "Doing Business with Dreyfus Founders Funds - Frequent Trading." Accordingly, the Funds that invest a significant portion of their assets in foreign equity securities (the International Equity, Passport and Worldwide Growth Funds) are likely to use fair value pricing more frequently than Funds that invest substantially all of their assets in domestic securities.

Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the applicable Fund.

We will price your purchase, exchange, or redemption of Fund Class F shares at the next NAV calculated after your request is received in good order by us or by certain other agents of the Funds or the Distributor. If we receive a written transaction request in a language other than English, we may be required to have the request translated into English by a translation service in order to have a clear understanding of the shareholder's instructions. In that event, the request will not be deemed to be in good order until the translation is received.


INVESTING IN THE FUNDS


CLASS F SHARES
Each Fund, other than Government Securities and Money Market Funds, offers multiple classes of shares. This Prospectus describes Class F shares. The other classes of shares have sales charges and different fee structures, and are offered by a separate prospectus which is available from our financial services representatives. All share classes of a Fund invest in the same underlying portfolio of securities and have the same management team. However, because of different fees and expenses, the performance of share classes varies.

GRANDFATHERED SHAREHOLDERS
Class F shares of a Fund can be purchased only by:
o Persons or entities who have continuously maintained a Fund account since December 30, 1999.
o Any person or entity listed in the account registration for any Fund account that has been continuously maintained since December 30, 1999, such as joint owners, trustees, custodians, and designated beneficiaries.
o Retirement plans (such as 401(k) plans) that have continuously maintained a Fund account since December 30, 1999. Any such plan may extend the privilege of purchasing Class F shares to new plan participants, and the plan participants may purchase Class F shares with rollover retirement funds.
o Customers of certain financial institutions which offer retirement or other eligible benefit plan programs, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, and which have had relationships with Founders and/or any Fund continuously since December 30, 1999.

o   Founders employees, Fund Board members, and their immediate families.
o Persons or entities who receive Class F shares in the form of a gift or inheritance from the shareholders described above.


For more detailed information about eligibility, please call 1-800-525-2440. If you hold Fund shares through a broker/dealer or other financial institution, your eligibility to purchase Class F shares may differ depending on that institution's policies.


PASSPORT FUND SHAREHOLDERS
Passport Fund is closed to new investors. Shareholders of the Fund who maintain open Fund accounts may make additional purchases and reinvest dividends and capital gains distributions into their accounts. Participants in certain retirement plans which have established Passport Fund as an investment option may open new Passport Fund accounts through their plans. Employees of Founders and Fund Board members may also open accounts in Passport Fund, if they do so directly with the Distributor.

Passport Fund shareholders who close their accounts may be prohibited from reactivating their accounts or opening new Passport Fund accounts. This restriction applies to investments made directly with the Distributor as well as investments made through financial intermediaries, such as brokers, banks or financial advisers. Investors may have to show they are eligible to purchase Passport Fund shares before an investment is accepted. The Fund may resume sales of shares to new investors at some future date, but there are no current plans to do so.


TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENTANT

Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, we set up joint accounts with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

TRANSFER ON DEATH
A way to designate beneficiaries on an Individual or Joint Tenant account. We will provide the rules governing this type of account when the account is established.

UGMA OR UTMA
(Uniform Gifts to Minors Act or Uniform Transfers to Minors Act) These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, we will set up the account as a UGMA or UTMA.

TRUST
The trust needs to be effective and a Multi-Purpose Certification Form completed before we can establish this type of account.

CORPORATION OR OTHER ENTITY
A corporation or entity may own an account. Please either attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account or complete a Multi-Purpose Certification Form.

RETIREMENT ACCOUNTS
You may set up the  following  retirement  accounts by completing an IRA Account
Application:

TRADITIONAL IRA

Any adult under age 70 1/2 who has earned income may contribute up to $4,000 (or 100% of compensation, whichever is less) annually to an IRA for the 2006-2007 tax years. If your spouse is not employed, you can contribute up to $8,000 annually to two IRAs, as long as no more than $4,000 is contributed to a single account. In addition, qualifying investors (those who are age 50 or over and have sufficient earned income) may be eligible to make additional "catch-up" contributions to their IRAs.


ROLLOVER IRA
Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete an IRA Transfer, Direct Rollover, and Conversion Form.

ROTH IRA
Allows for two types of purchases:

    CONTRIBUTIONS. Any adult who has earned income below certain income limits may contribute up to the same limits in place for traditional IRAs. Contributions to a Roth IRA are NOT tax-deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events such as retirement.

    You may elect to have both traditional IRAs and Roth IRAs, provided that your combined contributions do not exceed the annual limitations.

    CONVERSIONS. Conversions/distributions from traditional IRAs to Roth IRAs are taxable at the time of their conversion, but after five years may then be distributed tax-free for qualified events such as retirement. Only individuals with incomes below certain thresholds may convert their traditional IRAs to Roth IRAs.

SEP-IRA
Allows   self-employed   persons  or  small  business   owners  to  make  direct
contributions   to  employees'  IRAs  with  minimal   reporting  and  disclosure
requirements.

Each year you will be charged a single $10 custodial fee for all IRA accounts maintained under your Social Security number. This fee will be waived if the aggregate value of your IRA accounts is $5,000 or more. This fee may be changed upon 30 days' notice.

PROFIT-SHARING AND MONEY PURCHASE PENSION PLAN
A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(K) PLAN
A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

Call 1-800-525-2440 for additional information about these retirement accounts.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

INVESTMENT MINIMUMS

MINIMUM INITIAL INVESTMENTS
To open a Fund account, please enclose a check payable to "Dreyfus Founders Funds, Inc." for one of the following amounts:
o  $1,000 minimum for most regular accounts
o  $500 minimum for IRA and UGMA/UTMA accounts
o No minimum if you begin an Automatic Investment Plan or Payroll Deduction of $50 or more per month or per pay period

MINIMUM ADDITIONAL INVESTMENTS
o  $100 for payments made by mail, TeleTransfer, wire, and online
o  $50 for Automatic Investment Plan payments
o  $50 for payroll deduction

DOING BUSINESS WITH DREYFUS FOUNDERS FUNDS

----------------------------- -------------------- -------------------- ------------------- ------------------
                              HOW TO OPEN          HOW TO ADD TO        HOW TO REDEEM        HOW TO EXCHANGE
                              A CLASS F ACCOUNT    A CLASS F ACCOUNT    CLASS F SHARES       CLASS F SHARES
----------------------------- -------------------- -------------------- ------------------- ------------------
BY PHONE                      If your account      TeleTransfer         We can send         If you have
1-800-525-2440                with us has          allows you to make   proceeds only to    telephone
                              telephone exchange   electronic           the address or      exchange
                              privileges, you      purchases directly   bank of record.     privileges, you
                              can call to open a   from a checking or   Minimum             may exchange
                              Class F account in   savings account at   redemption -        from one Fund to
                              another Fund by      your request. You    $100; $1,000        another.  The
                              exchange. The        may establish        minimum for a       names and
                              names and            TeleTransfer when    redemption by       registrations
                              registrations need   your account is      wire. Phone         need to be
                              to be identical on   opened, or add it    redemption is not   identical on
                              both accounts.       later by             available on        both accounts.
                              Otherwise, you       completing an        retirement
                              must complete a      Account Changes      accounts and
                              New Account          Form. We charge no   certain other
                              Application and      fee for              accounts. You may
                              send it in with      TeleTransfer         add phone
                              your investment      transactions...      redemption
                              check.                                    privileges by
                                                                        completing an
                                                                        Account Changes
                                                                        Form.
----------------------------- -------------------- -------------------- ------------------- ------------------
BY MAIL                       Complete the         Make your check      In a letter,        In a letter,
    Dreyfus Founders Funds,   proper               payable to           please tell us      include the
    Inc.                      application. Make    "Dreyfus Founders    the number of       name(s) of the
    P.O. Box 55360            your check payable   Funds, Inc."         shares or dollars   account
    Boston, MA  02205-8252    to "Dreyfus          Enclose a purchase   you wish to         owner(s), the
                              Founders Funds,      stub (from your      redeem, the         Fund and account
If you are using certified    Inc."  We cannot     most recent          name(s) of the      number you wish
or registered mail or an      establish new        confirmation or      account owner(s),   to exchange
overnight delivery service,   accounts with        quarterly            the Fund and        from, your
send your correspondence to:  third-party checks.  statement); if you   account number,     Social Security
    Dreyfus Founders Funds,                        do not have one,     and your Social     or tax
    Inc.                                           write the Fund       Security or tax     identification
    66 Brooks Drive,                               name and your        identification      number, the
    Braintree, MA                                  account number on    number. All         dollar or share
    02184-3839                                     the check.  For      account owners      amount, and the
----------------------------- -------------------- -------------------- ------------------- ------------------

----------------------------- -------------------- -------------------- ------------------- ------------------
                              HOW TO OPEN          HOW TO ADD TO        HOW TO REDEEM        HOW TO EXCHANGE
                              A CLASS F ACCOUNT    A CLASS F ACCOUNT    CLASS F SHARES       CLASS F SHARES
----------------------------- -------------------- -------------------- ------------------- ------------------
                                                   IRAs, please state   need to sign the    account you wish
                                                   the contribution     request exactly     to exchange
                                                   year.                as their names      into.  The names
                                                                        appear on the       and
                                                   The Funds do not     account. We can     registrations
                                                   normally accept      send proceeds       need to be
                                                   third-party checks.  only to the         identical on
                                                                        address or bank     both accounts.
                                                                        of record.          All account

                                                                                            owners need
                                                                                            to sign the
                                                                                            request
                                                                                            exactly as
                                                                                            their names
                                                                                            appear on the
                                                                                            accounts.
                                                                                            Investors (other
                                                                                            than financial
                                                                                            services
                                                                                            firms) may fax
                                                                                            exchange
                                                                                            requests to us at
                                                                                            1-516-338-3646.
----------------------------- -------------------- -------------------- ------------------- ------------------
BY WIRE                       Call us to request   Have your bank       $6 fee; $1,000      Not applicable.
                              an account           send your            minimum. Monies
                              application and an   investment to        are usually
                              account number.      Mellon Trust of      received the
                              Have your bank       New England,         business day
                              send your            National             after the date
                              investment to        Association, with    you sell. Unless
----------------------------- -------------------- -------------------- ------------------- ------------------

----------------------------- -------------------- -------------------- ------------------- ------------------
                              HOW TO OPEN          HOW TO ADD TO        HOW TO REDEEM        HOW TO EXCHANGE
                              A CLASS F ACCOUNT    A CLASS F ACCOUNT    CLASS F SHARES       CLASS F SHARES
----------------------------- -------------------- -------------------- ------------------- ------------------
                              Mellon Trust of      these instructions:  otherwise
                              New England,         o       ABA          specified, we
                              National                 #011001234       will deduct the
                              Association, with    o       DDA          fee from your
                              these instructions:      #562602          redemption
                              o       ABA          o       Fund name    proceeds.
                                  #011001234       o       name(s) of
                              o       DDA              investor(s)
                                  #562602          o       your
                              o       Fund name        account number
                              o       your
                                  account number
                              o       name(s) of
                                  investor(s) o "new
                                  account"

                              Once you receive
                              confirmation in the
                              mail of your
                              wire, please mail us
                              your completed application.
----------------------------- -------------------- -------------------- ------------------- ------------------
THROUGH OUR WEBSITE           Download, complete   You may purchase     You may redeem      You may exchange
www.founders.com              and mail a signed    shares through our   shares through      shares using our
                              printout of the      website if you       our website if      website if you
Online account access is      proper application.  have TeleTransfer.   you have            have telephone
not available on all                                                    TeleTransfer.  We   exchange
accounts.                                                               can send proceeds   privileges.
                                                                        to your bank of
                                                                        record.  Online
----------------------------- -------------------- -------------------- ------------------- ------------------

----------------------------- -------------------- -------------------- ------------------- ------------------
                              HOW TO OPEN          HOW TO ADD TO        HOW TO REDEEM        HOW TO EXCHANGE
                              A CLASS F ACCOUNT    A CLASS F ACCOUNT    CLASS F SHARES       CLASS F SHARES
----------------------------- -------------------- -------------------- ------------------- ------------------
                                                                        redemptions are
                                                                        not available on
                                                                        retirement
                                                                        accounts and
                                                                        certain other
                                                                        accounts.
----------------------------- -------------------- -------------------- ------------------- ------------------
THROUGH AUTOMATIC             Automatic            Automatic            Systematic          Fund-to-Fund
TRANSACTION PLANS             Investment Plan      Investment Plan      Withdrawal Plan     Investment Plan
                              (AIP) allows you     (AIP) allows you     permits you to      allows you to
                              to make electronic   to make electronic   receive a fixed     automatically
                              purchases directly   purchases directly   sum on a monthly,   exchange a fixed
                              from a checking or   from a checking or   quarterly or        dollar amount
                              savings account.     savings account.     annual basis from   from one Fund to
                              The minimum to       The minimum to       accounts with a     purchase shares
                              open an account is   open an account is   value of $5,000     in another Fund.
                              $50 per month.       $50 per month.       or more.
                              Once established,    Once established,    Payments may be
                              AIP purchases take   AIP purchases take   sent
                              place                place                electronically to
                              automatically on     automatically on     your bank of
                              approximately the    approximately the    record or to you
                              5th and/or 20th of   5th and/or 20th of   in check form.
                              the month.  We       the month.  We
                              charge no fee for    charge no fee for
                              AIP.                 AIP.
----------------------------- -------------------- -------------------- ------------------- ------------------

----------------------------- -------------------- -------------------- ------------------- ------------------
                              HOW TO OPEN          HOW TO ADD TO        HOW TO REDEEM        HOW TO EXCHANGE
                              A CLASS F ACCOUNT    A CLASS F ACCOUNT    CLASS F SHARES       CLASS F SHARES
----------------------------- -------------------- -------------------- ------------------- ------------------
FASTLINE(TM)                  Follow               Follow               We can send         Follow
                              instructions         instructions         proceeds only to    instructions
1-800-947-FAST (3278)         provided when you    provided when you    the bank of         provided when
Automated telephone account   call to open a       call to add to       record.  Minimum    you call.  $100
access service                Class F account in   your account via     redemption -        minimum.
                              a new Fund.          TeleTransfer.        $100.  Phone
                                                                        redemption is not
                                                                        available on
                                                                        retirement
                                                                        accounts and
                                                                        certain other
                                                                        accounts. You may
                                                                        add phone
                                                                        redemption
                                                                        privileges by
                                                                        completing an
                                                                        Account Changes
                                                                        Form.
----------------------------- -------------------- -------------------- ------------------- ------------------

REDEEMING SHARES
SHARES RECENTLY PURCHASED BY CHECK OR TELETRANSFER
Redemptions of shares purchased by check (other than purchases by cashier's check) or TeleTransfer will be placed on hold until your check has cleared (which may take up to eight business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH, AND UGMA/UTMA ACCOUNTS
If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

RETIREMENT ACCOUNTS
Please call 1-800-525-2440 for the appropriate form.

TRUST ACCOUNTS
The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days or other documentation acceptable to us.

CORPORATION OR OTHER ENTITY
A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

SIGNATURE GUARANTEE
For your  protection,  we require a guaranteed  signature  if you  request:
o a redemption check made payable to anyone other than the shareholder(s) of record
o    a redemption check mailed to an address other than the address of record
o a redemption check or wire sent to a bank other than the bank we have on file
o a redemption check for $10,000 or more mailed to an address of record that has been changed within 30 days of your request
o a redemption for $100,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

You can have your signature guaranteed at a:
o    bank
o    broker/dealer
o    credit union (if authorized under state law)
o    securities exchange/association
o    clearing agency
o    savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS
We can deliver redemption proceeds to you:

BY CHECK
Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee. (See "Signature Guarantee" above) If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE
$6 fee; $1,000 minimum. Proceeds are usually received the business day after the date you sell. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY TELETRANSFER
No fee. Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

TRANSACTION POLICIES
We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-525-2440 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price. However, we reserve the right to allow shareholders to exchange from Money Market Fund to another Fund of their choice on a predetermined date, such as the day after annual distributions are paid.

TRANSACTIONS CONDUCTED BY PHONE, FAX, FASTLINE(TM), OR THROUGH OUR WEBSITE.
The Funds, Founders, the Distributor and their agents are not responsible for the authenticity of purchase, exchange, or redemption instructions received by phone, fax, FastLine, or through our website.

By signing a New Account Application or an IRA Account Application (unless specifically declined on the Application), by providing other written (for redemptions), verbal (for exchanges), or electronic authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, Founders, the Distributor and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application or provided through our website, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or Internet instructions are genuine, the Fund may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:
o   requiring personal identification prior to acting upon instructions
o   providing written confirmation of such transactions
o   tape-recording telephone instructions

EFFECTIVE DATE OF TRANSACTIONS
Transaction requests received in good order prior to the close of the NYSE on a given date will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the Funds or the Distributor. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities.
Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the SEC, we may suspend redemptions or postpone payments. If you are unable to reach us by phone or the Internet, consider sending your order by overnight delivery service.

TRANSACTIONS CONDUCTED THROUGH THIRD PARTIES
If you invest through a third party (rather than directly with the Funds), the policies and fees may be different from those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares.


FAX TRANSMISSIONS
Exchange instructions may be faxed, but we cannot process redemption requests received by fax.

CERTIFICATES
The Funds do not issue share certificates. If you are selling shares previously issued in certificate form, you need to include the certificates along with your redemption/exchange request. If you have lost your certificates, please call us.

U.S. DOLLARS
Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash.

RETURNED CHECKS
If your check is returned due to insufficient funds, we will cancel your purchase, and you may be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares may be redeemed from other accounts, if needed, to reimburse the Fund.

CONFIRMATION STATEMENTS
We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

ACCOUNT MINIMUMS
The Funds require you to maintain a minimum of $1,000 per account ($500 for IRAs and UGMAs/UTMAs), unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from your account, or close your account and mail the proceeds to the address of record.

We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.

FREQUENT TRADING
The Funds (other than Money Market Fund) are designed for long-term investors. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm Fund performance by diluting the value of Fund shares and increasing brokerage and administrative costs. As a result, the Funds' Board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the Funds and their operations. Founders, the Funds and the Distributor will not enter into arrangements with any person or group to permit frequent trading. Accordingly, each Fund, except Money Market Fund, reserves the right to reject any purchase or exchange request, including those from any individual or group who, in the Fund's view, is likely to engage in frequent trading.


More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the Funds may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.


We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the Fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the Distributor and financial intermediaries include obligations to comply with the terms of this Prospectus. Further, all intermediaries have been requested in writing to notify the Distributor immediately if, for any reason, they cannot meet their commitment to make Fund shares available in accordance with the terms of this Prospectus and relevant rules and regulations.

The risks of frequent trading may be more significant for mutual funds that invest in securities that are more difficult to value or that are susceptible to price arbitrage, such as foreign securities. For example, a fund with significant investments in foreign securities that trade in markets that close some time before the time at which the fund calculates its net asset value potentially is subject to the risk of time zone arbitrage -- a market timing strategy that seeks to take advantage of changes in the value of a fund's portfolio holdings during the period between the close of the markets in which the fund's portfolio securities primarily trade and the close of the NYSE. One of the objectives of the fair valuation procedures adopted by the Funds' Board is to protect the Funds against time zone arbitrage, as well as other trading practices that may seek to take advantage of stale prices. See "About Your Investment - Your Share Price."

Although the Funds' frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.


Transactions made through Automatic Investment Plans, Systematic Withdrawal Plans, Fund-to-Fund Investment Plans and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.

WE RESERVE THE RIGHT TO:
o   reject any investment, exchange request or application
o   cancel any purchase due to nonpayment
o   modify the conditions of purchase at any time
o change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions
o   change investment minimum or maximum amounts
o   limit the amount that may be purchased
o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)
o close an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

The Funds (other than Money Market Fund) also reserve the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES
Our Investor Services Representatives are available to assist you. For your protection, we record calls to Investor Services. Call 1-800-525-2440.

24-HOUR ACCOUNT INFORMATION
o BY PHONE: 1-800-947-FAST (3278) FastLine(TM), our automated telephone service, enables you to access account information, conduct exchanges and purchases and request duplicate statements and tax forms 24 hours a day with a touch-tone phone.

o FROM OUR WEBSITE: By visiting www.founders.com, you can access the latest Fund performance returns, daily prices, portfolio manager commentaries, educational articles, and much more 24 hours a day. Shareholders may access account transaction histories, quarterly statements, and account balances, and conduct purchase, exchange, and redemption transactions. Online account access is not available on all accounts.

DAILY CLOSING PRICES
FastLine(TM) features the latest Class F closing prices for the Funds, updated each business day. Call 1-800-947-FAST (3278) 24 hours a day, or reach us on the Internet at www.founders.com.

For some of the Funds, Class F prices for the prior business day are listed in the business section of most major daily newspapers. Look in the Mutual Funds section under "Dreyfus Founders."

ESTABLISHING ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-525-2440 to request a form or download a form at www.founders.com to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)
Allows you to make automatic purchases of at least $50 from a bank account once or twice a month. See "How to Add to a Class F Account Through Automatic Transaction Plans. "

TELETRANSFER PROGRAM
Allows you to purchase or redeem Fund shares with a phone call or on our website at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the TeleTransfer program.

TELEPHONE/ONLINE REDEMPTIONS
Available for regular (non-retirement) accounts only.

TELEPHONE/ONLINE EXCHANGES
Allows you to exchange money between identically registered accounts.

CHECKWRITING
o  Available on Government Securities and Money Market Funds
o  May be established with a minimum account balance of $1,000
o  No fee for this service
o  Minimum amount per check:  $500
o Redemptions from these Funds using the checkwriting privilege are not considered to be frequent trading

DIVIDEND AND LONG-TERM CAPITAL GAIN DISTRIBUTION OPTIONS
If the Funds pay dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends.

SYSTEMATIC WITHDRAWAL PLAN
Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

If a shareholder elects to receive systematic withdrawals by check and either the U.S. Postal Service cannot deliver the check, or we receive notice that the shareholder is deceased, we reserve the right to terminate the shareholder's systematic withdrawal plan.

FUND-TO-FUND INVESTMENT PLAN
Allows you to automatically exchange a fixed dollar amount each month from one Fund to purchase shares in another Fund.

DISTRIBUTION PURCHASE PROGRAM
Permits you to have capital gain distributions and/or dividends from one Fund automatically reinvested in another Fund account having a balance of at least $1,000 ($500 for IRAs or UGMA/UTMAs).

PAYROLL DEDUCTION
Allows you to make automatic purchases of at least $50 per pay period through payroll deduction.

HOUSEHOLDING
To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days of your request. If you'd like to reduce mailbox clutter even more, sign up at www.founders.com/ecommunications to receive hyperlinks to these documents by e-mail.

DIVIDENDS AND DISTRIBUTIONS

Discovery, Equity Growth, Growth, International Equity, Mid-Cap Growth, Passport and Worldwide Growth Funds intend to distribute any tax-based net realized investment income on an annual basis each December. Balanced Fund intends to distribute any tax-based net realized investment income on a quarterly basis every March, June, September, and December. Government Securities Fund intends to declare dividends daily and distribute any net realized investment income on the last business day of every month. Money Market Fund declares dividends daily, which are paid on the last business day of every month. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by us.

All Funds intend to distribute any tax-based net realized capital gains each December. The Government Securities and Money Market Funds are not likely to distribute capital gains. From time to time, the Funds may make distributions in addition to those described above.

You have the option of reinvesting income dividends and capital gain distributions in shares of the Funds or receiving these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in additional shares unless you elect to receive these distributions in cash. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

The Funds distribute to their shareholders any net investment income and net realized capital gains they receive. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been in the Fund and whether you reinvest your distributions or receive them in cash.

Dividends of net investment income from the Funds, such as dividends and interest on investments, will be taxable to you at your ordinary income tax rate or, for qualified dividends from domestic corporations and certain qualified foreign corporations, at a reduced rate. A portion of the dividends may qualify for dividends-received deduction for corporations, although distributions from the Government Securities and Money Market Funds generally are not expected to qualify.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the applicable capital gains rates. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

SHAREHOLDER AND TRANSFER AGENCY SERVICES


The Funds have entered into a shareholder services agreement with the Distributor pursuant to which the Distributor provides certain shareholder-related services to the Funds. The Funds pay the Distributor a monthly fee for these services. Out of this fee, the Distributor pays the per account fees charged by the Funds' transfer agent, Dreyfus Transfer, Inc. (the "Transfer Agent").

Registered broker/dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. This reduces or eliminates the need for those services to be provided by the Distributor and/or the Transfer Agent. In such cases, the Funds may pay a sub-transfer agency or recordkeeping fee based on the number of participants in the entity's omnibus account. Entities receiving such fees may also receive 12b-1 fees.

FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand each Fund's financial performance for the five years ended December 31, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in Class F shares of a Fund, assuming reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm. PricewaterhouseCoopers LLP's report and the Funds' financial statements are included in the Funds' 2005 Annual Reports, which are available upon request or at www.founders.com.

DREYFUS FOUNDERS
BALANCED FUND - CLASS F
                                                              YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                              2005        2004        2003         2002         2001
                                             ----------------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $8.46       $7.88       $6.69         $8.20       $9.22
-------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                           0.09        0.08        0.06          0.07        0.10
Net realized and unrealized gains (losses)
on securities                                   0.14        0.59        1.20        (1.50)      (1.02)
                                             ----------------------------------------------------------
Total from investment operations                0.23        0.67        1.26        (1.43)      (0.92)
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                    (0.10)      (0.09)      (0.07)        (0.08)      (0.10)
From net realized gains                         0.00        0.00        0.00          0.00        0.00
                                             ----------------------------------------------------------
Total distributions                           (0.10)      (0.09)      (0.07)        (0.08)      (0.10)
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $8.59       $8.46       $7.88         $6.69       $8.20
                                             ==========================================================

TOTAL RETURN                                   2.75%       8.58%      18.96%       -17.46%      -9.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $68,926     $89,701    $119,835      $130,314     $297,068
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets a      1.43%       1.34%       1.54%         1.43%       1.23%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.40%       1.33%       1.54%         1.42%       1.22%
Net investment income                          1.14%       1.08%       0.93%         0.99%       1.20%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate b                       181%        134%        108%          122%        111%

a. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
b. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
DISCOVERY FUND - CLASS F
                                                             YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                               2005        2004        2003        2002        2001
                                             ----------------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $28.77      $25.98      $19.04      $28.45      $34.74
-------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment loss                            (0.30)  a   (0.69)      (0.35)      (0.36)      (0.20)
Net realized and unrealized gains (losses)
on securities                                    0.11        3.48        7.29      (9.05)      (5.99)
                                             ----------------------------------------------------------
Total from investment operations               (0.19)        2.79        6.94      (9.41)      (6.19)
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                       0.00        0.00        0.00        0.00        0.00
From net realized gains                          0.00        0.00        0.00        0.00      (0.10)
                                             ----------------------------------------------------------
Total distributions                              0.00        0.00        0.00        0.00      (0.10)
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $28.58      $28.77      $25.98      $19.04      $28.45
                                             ==========================================================

TOTAL RETURN                                   -0.66%      10.74%      36.45%     -33.08%     -17.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $351,087     $550,622    $638,880    $498,970    $847,330
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b       1.46%       1.35%       1.53%       1.41%       1.25%
Expenses with reimbursements,
  earnings credits and brokerage offsets        1.45%       1.34%       1.53%       1.40%       1.24%
Net investment loss                            -1.09%      -1.08%      -1.29%      -1.13%      -0.64%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate c                        160%         98%        130%        128%        110%

a.   Computed using average shares outstanding throughout the year.
b. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
EQUITY GROWTH FUND - CLASS F
                                                              YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                               2005         2004        2003         2002        2001
                                             ----------------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year               $4.96       $4.57       $3.50        $4.69       $5.69
-------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                             0.00  a     0.02        0.00  a      0.00  a     0.00  a
Net realized and unrealized gains (losses)
on securities                                     0.23        0.39        1.07       (1.19)      (1.00)
                                             ----------------------------------------------------------
Total from investment operations                  0.23        0.41        1.07       (1.19)      (1.00)
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      (0.01)      (0.02)        0.00  b      0.00  b     0.00
From net realized gains                           0.00        0.00        0.00         0.00        0.00  b
                                             ----------------------------------------------------------
Total distributions                             (0.01)      (0.02)        0.00         0.00        0.00
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                     $5.18       $4.96       $4.57        $3.50       $4.69
                                             ==========================================================

TOTAL RETURN                                     4.64%       8.97%      30.67%      -25.33%     -17.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $215,556    $233,410    $233,333     $191,701    $288,752
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c        1.13%       1.06%       1.13%        1.08%       1.14%
Expenses with reimbursements,
  earnings credits and brokerage offsets         1.12%       1.06%       1.13%        1.08%       1.14%
Net investment income                            0.11%       0.56%       0.06%        0.11%       0.02%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate d                         126%        115%        123%         152%        144%

a. Net investment income for the years ended December 31, 2005, 2003, 2002, and 2001 aggregated less than $0.01 on a per share basis.
b. Distributions from net investment income for the years ended December 31, 2003 and 2002 and distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
c. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
GOVERNMENT SECURITIES FUND - CLASS F
                                                            YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                              2005        2004      2003       2002       2001
                                             ----------------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $9.97     $10.04    $10.18      $9.55       $9.41
-------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                           0.37       0.35      0.34       0.38        0.45
Net realized and unrealized gains (losses)
on securities                                 (0.24)     (0.07)    (0.14)       0.63        0.14
                                             ----------------------------------------------------------
Total from investment operations                0.13       0.28      0.20       1.01        0.59
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                    (0.37)     (0.35)    (0.34)     (0.38)      (0.45)
From net realized gains                         0.00       0.00      0.00       0.00        0.00
                                             ----------------------------------------------------------
Total distributions                           (0.37)     (0.35)    (0.34)     (0.38)      (0.45)
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $9.73      $9.97    $10.04     $10.18       $9.55
                                             ==========================================================

TOTAL RETURN                                   1.35%      2.83%     2.03%     10.86%       6.37%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $9,080     $10,136   $12,809    $15,318    $11,967
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets a      1.08%      0.89%     0.95%      0.93%       1.00%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.06%      0.88%     0.94%      0.92%       0.98%
Net investment income                          3.76%      3.47%     3.36%      3.90%       4.67%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate b                        29%        13%       52%        28%         73%

a. Certain fees were waived by the management company or its affiliates. Had these fees not been waived, the expense ratios would have been 1.61%
     (2005), 1.45% (2004), 1.50% (2003), 1.48% (2002), and 1.50% (2001).
b. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

 DREYFUS FOUNDERS
 GROWTH FUND - CLASS F
                                                              YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                              2005         2004       2003          2002        2001
                                             ----------------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $10.58        $9.83      $7.48        $10.53      $14.03
-------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                  (0.02)  a      0.03  a  (0.17)        (0.22)      (0.15)
Net realized and unrealized gains (losses)
on securities                                   0.45         0.72       2.52        (2.83)      (3.35)
                                             ----------------------------------------------------------
Total from investment operations                0.43         0.75       2.35        (3.05)      (3.50)
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                    (0.04)         0.00       0.00          0.00        0.00
From net realized gains                         0.00         0.00       0.00          0.00        0.00
                                             ----------------------------------------------------------
Total distributions                           (0.04)         0.00       0.00          0.00        0.00
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                  $10.97       $10.58      $9.83         $7.48      $10.53
                                             ==========================================================

TOTAL RETURN                                   4.08%        7.63%     31.42%       -28.96%     -24.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $331,585    $406,550    $484,742     $443,307    $865,425
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b      1.38%        1.33%      1.47%         1.38%       1.31%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.37%        1.33%      1.47%         1.37%       1.30%
Net investment income (loss)                  -0.18%        0.30%     -0.41%        -0.46%      -0.58%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate c                       120%         107%       124%          139%        152%

a.   Computed using average shares outstanding throughout the year.
b. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND - CLASS F
                                                            YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                              2005        2004       2003        2002        2001
                                             ----------------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $11.92       $9.78     $7.18       $10.03      $14.40
-------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                    0.11  a     0.08  a (0.01)       (0.05)      (0.07)
Net realized and unrealized gains (losses)
on securities                                   1.55        2.14      2.68       (2.79)      (4.30)
                                             ----------------------------------------------------------
Total from investment operations                1.66        2.22      2.67       (2.84)      (4.37)
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                    (0.12)      (0.08)    (0.07)       (0.01)        0.00
From net realized gains                         0.00        0.00      0.00         0.00        0.00
                                             ----------------------------------------------------------
Total distributions                           (0.12)      (0.08)    (0.07)       (0.01)        0.00
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                  $13.46      $11.92     $9.78        $7.18      $10.03
                                             ==========================================================

TOTAL RETURN                                  13.91%      22.70%    37.17%      -28.30%     -30.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $11,485     $10,885    $9,837       $9,321     $16,640
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b      1.44%       1.41%     1.40%        1.40%       1.55%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.40%       1.40%     1.40%        1.40%       1.52%
Net investment income (loss)                   0.92%       0.76%     0.80%        0.12%      -0.26%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate c                        54%         85%      144%         220%        213%

a.   Computed using average shares outstanding throughout the year.
b. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.28% (2005), 2.10% (2004), 2.52% (2003), 2.13%
     (2002), and 1.99% (2001).
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
MID-CAP GROWTH FUND - CLASS F
                                                              YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                               2005        2004         2003        2002        2001
                                             ----------------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $4.24       $3.58        $2.62       $3.47       $4.36
-------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income (loss)                   (0.12)      (0.03)  a      0.02      (0.04)      (0.05)
Net realized and unrealized gains (losses)
on securities                                    0.66        0.69         0.94      (0.81)      (0.84)
                                             ----------------------------------------------------------
Total from investment operations                 0.54        0.66         0.96      (0.85)      (0.89)
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                       0.00        0.00         0.00        0.00        0.00
From net realized gains                          0.00        0.00         0.00        0.00        0.00
                                             ----------------------------------------------------------
Total distributions                              0.00        0.00         0.00        0.00        0.00
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                    $4.78       $4.24        $3.58       $2.62       $3.47
                                             ==========================================================

TOTAL RETURN                                   12.74%      18.44%       36.64%     -24.50%     -20.41%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $110,170    $119,273     $159,161     $89,970     $119,708
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b       1.41%       1.33%        1.51%       1.56%       1.39%
Expenses with reimbursements,
  earnings credits and brokerage offsets        1.39%       1.33%        1.50%       1.56%       1.37%
Net investment loss                            -0.77%      -0.87%       -1.01%      -1.22%      -0.84%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate c                        211%        147%         160%        216%        214%

a.   Computed using average shares outstanding throughout the year.
b. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
MONEY MARKET FUND - CLASS F
                                                              YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                              2005        2004        2003        2002        2001
                                             ----------------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $1.00      $1.00        $1.00       $1.00       $1.00
-------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment income                           0.02       0.00  a,b    0.00  a,b   0.01        0.03
Net realized and unrealized gains (losses)
on securities                                   0.00       0.00         0.00        0.00        0.00
                                             ----------------------------------------------------------
Total from investment operations                0.02       0.00         0.00        0.01        0.03
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                    (0.02)       0.00  c      0.00  c   (0.01)      (0.03)
From net realized gains                         0.00       0.00         0.00        0.00        0.00
                                             ----------------------------------------------------------
Total distributions                           (0.02)       0.00         0.00      (0.01)      (0.03)
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                   $1.00      $1.00        $1.00       $1.00       $1.00
                                             ==========================================================

TOTAL RETURN                                   2.23%      0.50%        0.34%       0.98%       3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $30,640     $36,058     $45,094     $60,086     $75,928
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets d      1.03%      0.88%        0.83%       0.80%       0.79%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.02%      0.87%        0.83%       0.80%       0.79%
Net investment income                          2.19%      0.48%        0.35%       0.98%       3.38%

a.   Computed using average shares outstanding throughout the year.
b. Net investment income for the years ended December 31, 2004 and 2003 aggregated less than $ 0.01 on a per share basis.
c. Distributions from net investment income for the years ended December 31, 2004 and 2003 aggregated less than $ 0.01 on a per share basis.
d. Certain fees were waived by the management company or its affiliates. Had these fees not been waived, the expense ratios would have been 1.08%
     (2005), 0.96% (2004), 0.91% (2003), 0.87% (2002), and 0.84% (2001).

DREYFUS FOUNDERS
PASSPORT FUND - CLASS F
                                                            YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                              2005        2004       2003       2002        2001
                                             ----------------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $16.76     $14.24      $8.13       $9.67      $14.17
-------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment loss                           (0.13)  a  (0.11)  a  (0.14)      (0.23)      (0.22)
Net realized and unrealized gains (losses)
on securities                                   3.48       2.63       6.25      (1.31)      (4.28)
                                             ----------------------------------------------------------
Total from investment operations                3.35       2.52       6.11      (1.54)      (4.50)
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      0.00       0.00       0.00        0.00        0.00
From net realized gains                         0.00       0.00       0.00        0.00        0.00
                                             ----------------------------------------------------------
Total distributions                             0.00       0.00       0.00        0.00        0.00
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                  $20.11     $16.76     $14.24       $8.13       $9.67
                                             ==========================================================

TOTAL RETURN                                  19.99%     17.70%     75.15%     -15.93%     -31.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $64,112     $75,677    $78,759    $50,742     $78,574
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b      2.10%      1.90%      2.31%       2.18%       1.92%
Expenses with reimbursements,
  earnings credits and brokerage offsets       2.08%      1.89%      2.31%       2.18%       1.90%
Net investment loss                           -0.76%     -0.75%     -0.45%      -0.74%      -0.30%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate c                       729%       648%       707%        495%        704%

a.   Computed using average shares outstanding throughout the year.
b. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 2.24% (2005), 2.00% (2004), 2.40%
     (2003), 2.21% (2002), and 1.92% (2001).
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND - CLASS F
                                                            YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
                                              2005        2004       2003        2002        2001
                                             ----------------------------------------------------------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $12.86      $11.41      $8.33     $11.72       $15.69
-------------------------------------------------------------------------------------------------------

Income from investment operations:
Net investment loss                           (0.02)  a   (0.21)     (0.13)     (0.13)       (0.14)
Net realized and unrealized gains (losses)
on securities                                   1.42        1.66       3.21     (3.26)       (3.83)
                                             ----------------------------------------------------------
Total from investment operations                1.40        1.45       3.08     (3.39)       (3.97)
-------------------------------------------------------------------------------------------------------

Less dividends and distributions:
From net investment income                      0.00        0.00       0.00       0.00         0.00
From net realized gains                         0.00        0.00       0.00       0.00         0.00
                                             ----------------------------------------------------------
Total distributions                             0.00        0.00       0.00       0.00         0.00
-------------------------------------------------------------------------------------------------------

Net Asset Value, end of year                  $14.26      $12.86     $11.41      $8.33       $11.72
                                             ==========================================================

TOTAL RETURN                                  10.89%      12.71%     36.97%     -28.92%     -25.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $53,184     $61,038    $70,566     $59,890    $101,592
-------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b      1.94%       1.78%      1.97%      1.84%        1.61%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.91%       1.77%      1.97%      1.84%        1.60%
Net investment loss                           -0.17%      -0.13%     -0.47%     -0.55%       -0.50%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate c                       120%        130%       138%       211%         145%

a.   Computed using average shares outstanding throughout the year.
b. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 1.96% (2005), 1.80% (2004), 1.98%
     (2003), 1.84% (2002), and 1.61% (2001).
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

FOR FURTHER INFORMATION

More information about the Funds is available to you free of charge. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the periods covered by these reports for all Funds except Money Market Fund. In addition, a current Statement of Additional Information ("SAI") containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semiannual Reports and the SAI, or obtain other information:


    -------------------------------- -------------------------------------------
    BY TELEPHONE                     Call 1-800-525-2440
    -------------------------------  -------------------------------------------
    BY MAIL                          Dreyfus Founders Funds
                                     144 Glenn Curtiss Boulevard
                                     Uniondale, NY 11556-0144
    -------------------------------- -------------------------------------------
    BY E-MAIL                        Send your request or inquiry to
                                     comments@founders.com.
    -------------------------------- -------------------------------------------
    ON THE INTERNET                  Fund documents can be viewed and downloaded
                                     at www.founders.com.  Fund documents also
                                     can be viewed and downloaded from the EDGAR
                                     database on the Securities and Exchange
                                     Commission's Internet site at www.sec.gov.
    -------------------------------- -------------------------------------------
    BY E-MAIL, MAIL OR IN            E-mail the Securities and Exchange
    PERSON FROM THE SECURITIES       Commission at PUBLICINFO@SEC.GOV.
    AND EXCHANGE COMMISSION (YOU
    WILL PAY A COPYING FEE)          Visit or write:
                                     SEC's Public Reference Section
                                     Washington, D.C. 20549-0102
                                     1-202-942-8090
    -------------------------------- -------------------------------------------




                          DREYFUS FOUNDERS FUNDS [Logo]





                                  Dreyfus Founders Funds' SEC File No. 811-01018

DREYFUS FOUNDERS
BALANCED FUND


Pursuing current income and capital appreciation through investments in stocks and bonds



P R O S P E C T U S May 1, 2006


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                             As  with  all  mutual  funds,   the
                                             Securities and Exchange  Commission
                                             has  not  approved  or  disapproved
                                             these securities or passed upon the
                                             adequacy  of this  prospectus.  Any
                                             representation to the contrary is a
                                             criminal offense.

[in margin:
DREYFUS FOUNDERS BALANCED FUND
Ticker Symbols
CLASS A:  FRIDX
CLASS B:  FRIBX
CLASS C:  FRICX
CLASS R:  FRIRX
CLASS T:  FRIUX]

CONTENTS


THE FUND
--------------------------------------------------------------------------------

   Investment Approach........................................................83
   Main Risks.................................................................84
   Past Performance...........................................................85
   Expenses...................................................................87
   More About Investment Objective, Strategies and Risks......................88
   Management.................................................................91
   Financial Highlights.......................................................93


YOUR INVESTMENT
--------------------------------------------------------------------------------

   Shareholder Guide..........................................................99
   Distributions and Taxes...................................................111
   Services for Fund Investors...............................................112
   Instructions for Regular Accounts.........................................114
   Instructions for IRAs.....................................................118


FOR MORE INFORMATION
--------------------------------------------------------------------------------

 SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund seeks current income and capital appreciation. To pursue this goal, the fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.

o For the equity portion of its portfolio, the fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the fund may also invest in non-dividend-paying companies if they offer better prospects for capital appreciation. Normally, the fund will invest a significant percentage (at least 25%, but no more than 75%) of its total assets in equity securities.
o The fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Fixed-income securities in which the fund might invest include bonds, debentures, and other corporate or government obligations. Current income and the potential for capital appreciation are considered in the selection of these securities. Normally, the fund will not invest more than 75% of its total assets in fixed-income securities, but the fund may invest up to 100% of its assets in such securities for temporary defensive purposes.
o The fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.


Founders Asset Management LLC (Founders) manages the equity portion of the fund using a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. Founders uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Founders continually monitors the securities in the fund's portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. Founders also may sell a security if an event occurs that contradicts Founders' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, Founders may sell a security if better investment opportunities emerge elsewhere. Founders also may liquidate a security if Founders changes the fund's industry or sector weightings.


For more information on the securities held by the fund, see "For More Information - Portfolio Holdings."

MAIN RISKS


The principal risks of investing in this fund are:
o STOCK MARKET RISK. The market value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not Founders' assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

o INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of the fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.
o CREDIT RISK. The value of the debt securities held by the fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

o SECTOR RISK. The fund may overweight or underweight certain market sectors relative to its benchmark index, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.
o ASSET ALLOCATION RISK. The fund's asset allocation between equities and fixed-income securities will vary depending on the portfolio managers' evaluation of general market and economic conditions. If this assessment is incorrect, the fund's returns may vary considerably from other balanced funds with different equity/fixed income asset allocations.
o INITIAL PUBLIC OFFERINGS. The fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


[On side panel: Key concepts GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
"BOTTOM-UP" APPROACH: choosing fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.
DIVIDEND: a payment of stock or cash from a company's profits to its stockholders.
DEBT SECURITY: represents money borrowed that must be repaid to the lender at a future date. Bonds, notes, bills, and money market instruments are all examples of debt securities.
BOND: an IOU issued by a government or corporation that pays a stated rate of interest and returns the face value on the maturity date.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total returns AS OF 12/31 EACH YEAR (%)
CLASS A SHARES

 96   97   98   99      00       01       02      03     04      05
 --   --   --   --      --       --       --      --     --      --
                    -10.21   -10.46   -17.85   18.81   8.31   2.51%

BEST QUARTER:         Q4 2001  +12.98%
WORST QUARTER:        Q3 2001  -17.46%

The following table compares the performance of each share class to the performance of appropriate broad-based indexes. The fund's returns include applicable sales loads and reflect the reinvestment of dividends and capital gain distributions. The returns of the indexes account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and, except as noted, do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/05

                            1 Year               5 Years      Since Inception(1)

                        --------------    ------------------ -------------------
CLASS A                     -3.43%               -1.76%               -3.23%
RETURNS BEFORE TAXES

CLASS A                     -3.66%               -2.02%               -3.55%
RETURNS AFTER TAXES
ON DISTRIBUTIONS

CLASS A                     -2.14%               -1.62%               -2.88%
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                     -2.34%               -1.70%               -3.16%
RETURNS BEFORE TAXES

CLASS C                     0.54%                -1.65%               -3.34%
RETURNS BEFORE TAXES

CLASS R                     3.01%                -0.60%               -2.26%
RETURNS BEFORE TAXES

CLASS T                     -2.40%               -1.32%               -2.94%
RETURNS BEFORE TAXES

S&P 500 INDEX (2)           4.91%                 0.54%               -1.13%

LIPPER BALANCED FUND        5.20%                 3.51%                3.32%
INDEX (2)


(1)     INCEPTION DATE 12/31/99.

(2) THE STANDARD & POOR'S (S&P) 500 INDEX IS DESIGNED TO BE REPRESENTATIVE OF THE U.S. EQUITIES MARKET AND CONSISTS OF 500 LEADING COMPANIES IN LEADING
INDUSTRIES OF THE U.S. ECONOMY. UNLIKE THE FUND, IT DOES NOT CONTAIN A FIXED-INCOME COMPONENT. ACCORDINGLY, THE FUND ALSO COMPARES ITS PERFORMANCE TO THE LIPPER BALANCED FUND INDEX, WHICH IS AN EQUAL DOLLAR WEIGHTED INDEX OF THE LARGEST MUTUAL FUNDS WITHIN THE BALANCED FUND CLASSIFICATION, AS DEFINED BY LIPPER. THIS INDEX REFLECTS THE EXPENSES OF MANAGING THE MUTUAL FUNDS INCLUDED IN THE INDEX.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee Table                               CLASS A      CLASS B      CLASS C        CLASS R        CLASS T
------------------------------------    --------    ----------   -----------   ------------    -----------
SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT)
Maximum front-end sales charge on        5.75         NONE          NONE          NONE            4.50
purchases % OF OFFERING PRICE
Maximum contingent deferred sales       NONE          4.00          1.00          NONE          NONE(1)
charge (CDSC) % OF PURCHASE OR            (1)
SALE PRICE, WHICHEVER IS LESS
ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS
Management fees                          0.65%        0.65%        0.65%          0.65%          0.65%
Rule 12b-1 fee                           none         0.75%        0.75%          none           0.25%
Shareholder services fee                 0.25%        0.25%        0.25%          none           0.25%
Other expenses                           0.79%        0.82%        0.89%        0.71%(2)        1.00%(2)
TOTAL ANNUAL FUND OPERATING              1.69%        2.47%        2.54%        1.36%(2)        2.15%(2)
EXPENSES (WITHOUT REIMBURSEMENTS)
Reimbursements                           0.00%        0.00%        0.00%       (0.17%)(2)      (0.26%)(2)
NET ANNUAL FUND OPERATING EXPENSES       1.69%        2.47%        2.54%        1.19%(2)        1.89%(2)
(WITH REIMBURSEMENTS)



(1) SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.
(2) FOUNDERS HAS AGREED TO REIMBURSE (OR TO CAUSE ITS AFFILIATES TO REIMBURSE) THE CLASS R AND CLASS T SHARE CLASSES FOR CERTAIN TRANSFER AGENCY EXPENSES PURSUANT TO A WRITTEN CONTRACTUAL COMMITMENT. THIS COMMITMENT WILL EXTEND THROUGH AT LEAST AUGUST 31, 2007, AND WILL NOT BE TERMINATED WITHOUT PRIOR NOTICE TO THE FUND'S BOARD OF DIRECTORS.


[In margin: Key concepts
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.

MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.
RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services. OTHER EXPENSES: expenses paid by the fund for custodian, transfer agency and accounting agent services, and other customary fund services. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.]

Expense example
                       1 Year        3 Years         5 Years         10 Years
                       -----------   ------------    -------------   ---------
CLASS A                $737          $1,077          $1,440          $2,458

CLASS B
WITH REDEMPTION        $650          $1,070          $1,516          $2,438*
WITHOUT REDEMPTION     $250          $770            $1,316          $2,438*

CLASS C
WITH REDEMPTION        $357          $791            $1,350          $2,875
WITHOUT REDEMPTION     $257          $791            $1,350          $2,875

CLASS R                $121          $414            $728            $1,620

CLASS T                $633          $1,069          $1,530          $2,801

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. The 1-year example and the first year of the 3-year, 5-year, and 10-year examples are based on net fund operating expenses with reimbursements. The 3-year, 5-year, and 10-year examples are based on total annual fund operating expenses without reimbursements for each year after year one.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


This section discusses other investment strategies that may be used by the fund and provides more detailed information about the risks associated with those strategies. Although we might not use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information (SAI) contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS. The fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund may also invest in mortgage-related securities. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.

Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.


There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instrument to make required payments or otherwise comply with the derivative instrument's terms.

SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the Securities and Exchange Commission
(SEC). The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other balanced funds using different investment styles. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

o CREDIT RISK. The value of the debt securities held by the fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Moody's Investors Service, Inc. considers debt securities rated Baa and below to have speculative characteristics. Securities issued by certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Treasury, but only by their ability to borrow from the Treasury, other forms of governmental support, or by their own credit. Therefore these securities have greater risk than Treasury securities.

MANAGEMENT

Investment adviser
Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly owned subsidiary of Dreyfus Service Corporation (DSC), which is a wholly owned subsidiary of The Dreyfus Corporation (Dreyfus). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $174 billion under management in approximately 200 mutual fund portfolios as of December 31, 2005. Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial had approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management, as of December 31, 2005.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2005 was 0.65% of the fund's average daily net assets. A discussion regarding the basis for the board's approval of the fund's investment advisory agreement with Founders is available in the fund's annual report for the year ended December 31, 2005.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio managers. Through participation in the team process, the managers use the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

John B. Jares, vice president of investments and chartered financial analyst, joined Founders in 2001 and has been the fund's lead portfolio manager since that time. Before joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997. John V. Johnson, chartered financial analyst, has been the fund's assistant portfolio manager since 2002. Mr. Johnson joined Founders as a senior equity analyst earlier in 2002. Before joining Founders, Mr. Johnson was an equity analyst at American Century Investments from 2001 to 2002, an equity analyst at The Abernathy Group from 1999 to 2001, and an equity analyst at Berger LLC from 1997 to 1999.

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

Distributor
The fund's distributor is Dreyfus Service Corporation. The fund's distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, the fund's distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics
The fund, Founders and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the five years ended December 31, 2005. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and capital gain distributions. The financial information has been audited by PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, whose report and the fund's financial statements are included in the fund's 2005 annual report, which is available upon request.

                                                            YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------------
CLASS A SHARES                                 2005       2004       2003       2002        2001
                                              -------- - ------- -- -------- - -------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $8.45     $7.88       $6.68      $8.18       $9.24
--------------------------------------------- -------- - ------- -- -------- - -------- - ---------

Income from investment operations:
Net investment income                            0.08      0.08        0.05       0.05        0.06
Net realized and unrealized gains (losses)
on securities                                    0.13      0.57        1.20     (1.51)      (1.03)
                                              -------- - ------- -- -------- - -------- - ---------
Total from investment operations                 0.21      0.65        1.25     (1.46)      (0.97)
--------------------------------------------- -------- - ------- -- -------- - -------- - ---------

Less dividends and distributions:
From net investment income                     (0.08)    (0.08)      (0.05)     (0.04)      (0.09)
From net realized gains                          0.00      0.00        0.00       0.00        0.00
                                              -------- - ------- -- -------- - -------- - ---------
Total distributions                            (0.08)    (0.08)      (0.05)     (0.04)      (0.09)
--------------------------------------------- -------- - ------- -- -------- - -------- - ---------

Net Asset Value, end of year                    $8.58     $8.45       $7.88      $6.68       $8.18
                                              ======== = ======= == ======== = ======== = =========

TOTAL RETURN A                                  2.51%     8.31%      18.81%    -17.85%     -10.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $1,760    $1,682      $1,572     $1,243      $1,227
--------------------------------------------- -------- - ------- -- -------- - -------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b       1.69%     1.49%       1.83%      1.89%       1.87%
Expenses with reimbursements,
  earnings credits and brokerage offsets        1.66%     1.48%       1.83%      1.89%       1.87%
Net investment income                           0.90%     0.96%       0.63%      0.56%       0.51%
--------------------------------------------- -------- - ------- -- -------- - -------- - ---------
Portfolio turnover rate c                        181%      134%        108%       122%        111%

a.   Sales charges are not reflected in the total return.
b. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------
CLASS B SHARES                                  2005       2004       2003        2002       2001
                                               -------- - ------- -- -------- -- -------- - --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year               $8.37     $7.80       $6.63       $8.11      $9.18
---------------------------------------------- -------- - ------- -- -------- -- -------- - --------

Income from investment operations:
Net investment income (loss)                      0.01  a   0.01        0.01      (0.01)       0.01
Net realized and unrealized gains (losses)
on securities                                     0.13      0.58        1.17      (1.47)     (1.03)
                                               -------- - ------- -- -------- -- -------- - --------
Total from investment operations                  0.14      0.59        1.18      (1.48)     (1.02)
---------------------------------------------- -------- - ------- -- -------- -- -------- - --------

Less dividends and distributions:
From net investment income                      (0.01)    (0.02)      (0.01)        0.00  b  (0.05)
From net realized gains                           0.00      0.00        0.00        0.00       0.00
                                               -------- - ------- -- -------- -- -------- - --------
Total distributions                             (0.01)    (0.02)      (0.01)        0.00     (0.05)
---------------------------------------------- -------- - ------- -- -------- -- -------- - --------

Net Asset Value, end of year                     $8.50     $8.37       $7.80       $6.63      $8.11
                                               ======== = ======= == ======== == ======== = ========

TOTAL RETURN C                                   1.66%     7.63%      17.76%     -18.21%    -11.13%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $1,053    $1,625      $1,647      $1,181     $1,484
---------------------------------------------- -------- - ------- -- -------- -- -------- - --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets d        2.47%     2.21%       2.53%       2.54%      2.50%
Expenses with reimbursements,
  earnings credits and brokerage offsets         2.45%     2.21%       2.53%       2.54%      2.49%
Net investment income (loss)                     0.08%     0.23%      -0.08%      -0.10%     -0.13%
---------------------------------------------- -------- - ------- -- -------- -- -------- - --------
Portfolio turnover rate e                         181%      134%        108%        122%       111%

a.   Computed using average shares outstanding throughout the year.
b. Distributions from net investment income for the year ended December 31, 2002 aggregated less than $0.01 on a per share basis.
c.   Sales charges are not reflected in the total return.
d. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios. e. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                               -----------------------------------------------------
CLASS C SHARES                                  2005       2004       2003        2002       2001
                                               ------- -- -------- - -------- -- -------- - --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $8.24       $7.69      $6.54       $8.04      $9.17
---------------------------------------------- ------- -- -------- - -------- -- -------- - --------

Income from investment operations:
Net investment income (loss)                     0.00  a,b   0.01  a  (0.01)      (0.17)     (0.05)
Net realized and unrealized gains (losses)
on securities                                    0.13        0.56       1.16      (1.33)     (1.03)
                                               ------- -- -------- - -------- -- -------- - --------
Total from investment operations                 0.13        0.57       1.15      (1.50)     (1.08)
---------------------------------------------- ------- -- -------- - -------- -- -------- - --------

Less dividends and distributions:
From net investment income                     (0.01)      (0.02)       0.00  c     0.00     (0.05)
From net realized gains                          0.00        0.00       0.00        0.00       0.00
                                               ------- -- -------- - -------- -- -------- - --------
Total distributions                            (0.01)      (0.02)       0.00        0.00     (0.05)
---------------------------------------------- ------- -- -------- - -------- -- -------- - --------

Net Asset Value, end of year                    $8.36       $8.24      $7.69       $6.54      $8.04
                                               ======= == ======== = ======== == ======== = ========

TOTAL RETURN D                                  1.54%       7.42%     17.59%     -18.66%    -11.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                   $189        $264       $295        $248       $496
---------------------------------------------- ------- -- -------- - -------- -- -------- - --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets e       2.54%       2.35%      2.69%       3.48%      3.96%
Expenses with reimbursements,
  earnings credits and brokerage offsets        2.51%       2.34%      2.69%       3.48%      3.96%
Net investment income (loss)                    0.02%       0.08%     -0.17%      -1.05%     -1.64%
---------------------------------------------- ------- -- -------- - -------- -- -------- - --------
Portfolio turnover rate f                        181%        134%       108%        122%       111%


a.   Computed using average shares outstanding throughout the year.
b. Net investment income for the year ended December 31, 2005 aggregated less than $0.01 on a per share basis.
c. Distributions from net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.
d.   Sales charges are not reflected in the total return.
e. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.54% (2005), 2.35% (2004), 2.69% (2003), 3.48%
     (2002), and 4.24% (2001).
f. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period

                                                           YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------
CLASS R SHARES                                 2005      2004      2003        2002       2001
                                              ------- -- ----- -- -------- -- ------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $8.43     $7.86      $6.68      $8.18       $9.22
--------------------------------------------- ------- -- ----- -- -------- -- ------- -- --------

Income from investment operations:
Net investment income (loss)                    0.11     0.09        0.16     (0.16)        0.09
Net realized and unrealized gains (losses)
on securities                                   0.14     0.58        1.05     (1.34)      (1.02)
                                              ------- -- ----- -- -------- -- ------- -- --------
Total from investment operations                0.25     0.67        1.21     (1.50)      (0.93)
--------------------------------------------- ------- -- ----- -- -------- -- ------- -- --------

Less dividends and distributions:
From net investment income                    (0.12)     (0.10)    (0.03)       0.00      (0.11)
From net realized gains                         0.00     0.00        0.00       0.00        0.00
                                              ------- -- ----- -- -------- -- ------- -- --------
Total distributions                           (0.12)     (0.10)    (0.03)       0.00      (0.11)
--------------------------------------------- ------- -- ----- -- -------- -- ------- -- --------

Net Asset Value, end of year                   $8.56     $8.43      $7.86      $6.68       $8.18
                                              ======= == ===== == ======== == ======= == ========

TOTAL RETURN                                   3.01%     8.63%     18.12%     -18.34%    -10.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                   $54      $59         $72        $11         $14
--------------------------------------------- ------- -- ----- -- -------- -- ------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets a      1.19%     1.21%      2.37%      4.24%       3.07%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.17%     1.21%      2.37%      4.24%       3.07%
Net investment income (loss)                   1.38%     1.21%      0.01%     -1.77%      -0.75%
--------------------------------------------- ------- -- ----- -- -------- -- ------- -- --------
Portfolio turnover rate b                       181%     134%        108%       122%        111%


a. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 1.36% (2005), 1.35% (2004), 2.62% (2003), 19.52%
     (2002), and 272.77% (2001).
b. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                            YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------
CLASS T SHARES                                  2005     2004       2003       2002        2001
                                               ------- - ------ -- -------- - -------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $8.68    $8.09       $6.88      $8.17       $9.21
---------------------------------------------- ------- - ------ -- -------- - -------- -- --------

Income from investment operations:
Net investment income (loss)                     0.05     0.03        0.21     (0.37)        0.08
Net realized and unrealized gains (losses)
on securities                                    0.14     0.62        1.00     (0.92)      (1.04)
                                               ------- - ------ -- -------- - -------- -- --------
Total from investment operations                 0.19     0.65        1.21     (1.29)      (0.96)
---------------------------------------------- ------- - ------ -- -------- - -------- -- --------

Less dividends and distributions:
From net investment income                     (0.06)    (0.06)       0.00  a    0.00      (0.08)
From net realized gains                          0.00     0.00        0.00       0.00        0.00
                                               ------- - ------ -- -------- - -------- -- --------
Total distributions                            (0.06)    (0.06)       0.00       0.00      (0.08)
---------------------------------------------- ------- - ------ -- -------- - -------- -- --------

Net Asset Value, end of year                    $8.81    $8.68       $8.09      $6.88       $8.17
                                               ======= = ====== == ======== = ======== == ========

TOTAL RETURN B                                  2.21%    8.01%      17.65%    -15.79%     -10.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                    $35      $35         $36        $13        $232
---------------------------------------------- ------- - ------ -- -------- - -------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c       1.89%    1.77%       2.73%      2.60%       3.36%
Expenses with reimbursements,
  earnings credits and brokerage offsets        1.87%    1.77%       2.73%      2.59%       3.36%
Net investment income (loss)                    0.69%    0.66%      -0.29%     -0.31%      -1.12%
---------------------------------------------- ------- - ------ -- -------- - -------- -- --------
Portfolio turnover rate d                        181%     134%        108%       122%        111%

a. Distributions from net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.
b.   Sales charges are not reflected in the total return.
c. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.15% (2005), 2.02% (2004), 3.18% (2003), 14.63%
     (2002), and 18.37% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

YOUR INVESTMENT

SHAREHOLDER GUIDE

THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the fund's distributor for concessions and expenses it pays to dealers and financial institutions for selling or servicing shares.


SPECIAL NOTICE CONCERNING CLASS B SHARES

Effective on or about June 1, 2006 (the "Effective Date"), the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Accordingly, beginning on the Effective Date, the discussion of Class B shares elsewhere in this prospectus is modified as described in this special notice subsection.

Existing holders of the fund's Class B shares as of the Effective Date may continue to hold their Class B shares, reinvest dividends into Class B shares of the fund and exchange their Class B shares for Class B shares of other Dreyfus Founders and Dreyfus Premier funds (as permitted by current exchange privilege rules). In addition, Class B shares may be exchanged as of the Effective Date for Class B shares of General Money Market Fund, Inc. ("GMMF"). As of the Effective Date, no new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the fund, except through a dividend reinvestment or permitted exchange. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge ("CDSC") schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect. However, as of the Effective Date, the reinvestment privilege with respect to Class B shares (which permits you to reinvest within 45 days of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued.

In addition, as of the Effective Date, exchanges of Class B shares of the fund for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("DWDMMF") will no longer be permitted. Shares held in DWDMMF through a previous exchange of Class B shares, however, may be exchanged for Class B shares of a Dreyfus Founders or Dreyfus Premier fund, or GMMF.

DECIDING WHICH CLASS OF SHARES TO BUY


THIS PROSPECTUS OFFERS CLASS A, B, C, T AND R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]

WHEN YOU INVEST IN CLASS A OR CLASS T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than either Class B or Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.


A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to invest in.

----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
                                    CLASS A           CLASS B        CLASS C          CLASS T            CLASS R
----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
Initial sales charge                up to 5.75%       none           none             up to 4.50%        none
.................................... ................. .............. ................ .................. ..........
Ongoing distribution fee
(Rule 12b-1 fee)                    none              0.75%          0.75%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Ongoing shareholder service fee     0.25%             0.25%          0.25%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Contingent deferred sales charge    1% on sale of     sliding scale  1% on sale of    1% on sale of      none
                                    shares bought     over six       shares held for  shares bought
                                    within one year   years          one year or      within one year
                                    without an                       less             without an
                                    initial                                           initial
                                    sales charge as                                   sales charge as
                                    part of an                                        part of an
                                    investment of                                     investment of
                                    $1 million                                        $1 million
                                    or more                                           or more
.................................... ................. .............. ................ .................. ..........
Conversion feature                  no                yes            no               no                 no
.................................... ................. .............. ................ .................. ..........
Recommended purchase maximum        none              $100,000       $1 million       $1 million         none
.................................... ................. .............. ................ .................. ..........

CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge

     o    qualify for a reduced or waived sales charge

IF YOU INVEST $1 MILLION OR MORE (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

---------------------------------------------------------------
Class A sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              5.75%               6.10%
$50,000 to $99,999             4.50%               4.70%
$100,000 to $249,999           3.50%               3.60%
$250,000 to $499,999           2.50%               2.60%
$500,000 to $999,999           2.00%               2.00%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

CLASS T SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS T SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

THE INITIAL SALES CHARGE on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:


     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T may eventually exceed the initial sales charge differential

     o invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees


SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o    qualify for a reduced or waived sales charge

     o    are unsure of your expected holding period

---------------------------------------------------------------
Class T sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              4.50%               4.70%
$50,000 to $99,999             4.00%               4.20%
$100,000 to $249,999           3.00%               3.10%
$250,000 to $499,999           2.00%               2.00%
$500,000 to $999,999           1.50%               1.50%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION OR WAIVER of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Founders funds or Dreyfus Premier funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at WWW.DREYFUS.COM and in the fund's SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE in the following ways:

     o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of Dreyfus Founders funds and certain Dreyfus Premier funds that are subject to a sales charge. For example, if you have $1 million invested in shares of Dreyfus Founders funds or certain Dreyfus Premier funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

     o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in Dreyfus Founders funds and certain Dreyfus Premier funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

     o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in Dreyfus Founders funds or certain Dreyfus Premier funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "Purchase of Shares" in the SAI.)

CLASS A SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals and entities:

     o full-time or part-time employees, and their family members, of Founders or any of its affiliates

     o board members of Founders, the Dreyfus Founders funds and any funds managed by an affiliate of Founders

     o    full-time   employees,   and  their  family   members,   of  financial
          institutions that have entered into selling agreements with the fund's distributor

     o    "wrap" accounts for the benefit of clients of financial  institutions,
          provided  they  have  entered  into  an  agreement   with  the  fund's
          distributor specifying operating policies and standards

     o qualified separate accounts maintained by an insurance company; and any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts


     o Qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Founders-managed fund, including the fund, or a Dreyfus-managed fund since February 28, 2006

     o Investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not using the proceeds of the employment-related stock options

     o Members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

CLASS A AND CLASS T SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals or entities:

     o employees participating in certain qualified or non-qualified employee benefit plans

     o shareholders in Dreyfus-sponsored IRA "Rollover Accounts" funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers.


CLASS B AND CLASS C SHARE CONSIDERATIONS


SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

DUE TO AVAILABILITY OF SALES CHARGE DISCOUNTS for Class A and Class T shares and the higher ongoing Rule 12b-1 fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class B shares sold within six years of  purchase  are subject to the  following
CDSCs:


-------------------------------------------------------
Class B sales charges
                                  CDSC AS A % OF
                                 AMOUNT REDEEMED
FOR SHARES SOLD IN THE        SUBJECT TO THE CHARGE
--------------------------- ---------------------------
First year                            4.00%
Second year                           4.00%
Third year                            3.00%
Fourth year                           3.00%
Fifth year                            2.00%
Sixth year                            1.00%
Thereafter                             None

Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.
Class C shares redeemed within one year of purchase are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders may pay higher ongoing Rule 12b-1 fees over the life of their investment.


CLASS R SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

CLASS R SHARES may be purchased by:

     o a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution

     o a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered into an agreement with the fund's distributor or a SEP-IRA

CDSC WAIVERS

THE CDSC ON CLASS A, B, C AND T SHARES may be waived in the following cases:

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

     o redemptions made within one year of death or disability of the shareholder

     o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2

     o redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

     o    redemptions from qualified and nonqualified employee benefit plans

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

GENERALLY, WHEN CALCULATING THE FUND'S NAV, debt securities with remaining maturities of 60 days or less at the time of purchase are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.


USING FAIR VALUE TO PRICE SECURITIES may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the fund.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                      Initial       Additional
 ---------------------------------    -----------   --------------------------
 REGULAR ACCOUNTS                     $1,000        $100

 TRADITIONAL IRAS                     $750          NO MINIMUM

 SPOUSAL IRAS                         $750          NO MINIMUM

 ROTH IRAS                            $750          NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS           $500          NO MINIMUM
                                                    AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.]

SELLING SHARES


YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING RECENTLY PURCHASED SHARES, please note that:
o if you send a written request to sell shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of shares by check, Dreyfus TeleTransfer or Automatic Asset Builder


       Limitations on selling shares by phone or online

       Proceeds               Minimum               Maximum
       sent by                phone/online          phone/online
       -------------------- - ------------------- - ------------------------
       CHECK*                 NO MINIMUM            $250,000 PER DAY

       WIRE                   $1,000                $500,000 FOR JOINT
                                                    ACCOUNTS EVERY 30
                                                    DAYS/ $20,000 PER DAY

       DREYFUS                $500                  $500,000 FOR JOINT
       TELETRANSFER                                 ACCOUNTS EVERY 30
                                                    DAYS/ $20,000 PER DAY

       * NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:
o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o    requests to send the proceeds to a different payee or address
o    written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the fund or its operations. Founders, the fund, and the fund's distributor will not enter into arrangements with any person or group to permit frequent trading.

THE FUND RESERVES THE RIGHT TO:

     o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

     o    change its minimum or maximum investment amounts

     o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

     o redeem "in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

     o reject any purchase or exchange request, including those from any individual or group who, in our view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.


We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the fund's distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

Although the policy and these procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.


Transactions  made  through  automatic   investment  plans,   Dreyfus  Automatic
Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.

[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends on a quarterly basis every March, June, September and December and capital gain distributions on an annual basis every December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.


HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing

 DREYFUS AUTOMATIC ASSET       For making automatic investments from
 BUILDER(R)                    a designated bank account.

 DREYFUS PAYROLL SAVINGS PLAN  For making automatic investments through payroll deduction.

 DREYFUS GOVERNMENT DIRECT     For making automatic investments from
 DEPOSIT PRIVILEGE             your federal employment, Social
                               Security or other regular federal government check.

 DREYFUS DIVIDEND SWEEP        For  automatically  reinvesting the
                               dividends and distributions from the fund into another Dreyfus Founders fund or Dreyfus Premier fund (not available for IRAs).

For exchanging shares

 DREYFUS AUTO-EXCHANGE         For making regular exchanges from the
 PRIVILEGE                     fund into another Dreyfus Founders
                               fund or Dreyfus Premier fund.

For selling shares

 DREYFUS AUTOMATIC             For making  regular  withdrawals  from
 WITHDRAWAL PLAN               most funds.

                               There will be no CDSC on Class B or Class C shares, as long as the amount of any withdrawal does not exceed, on an annual basis, 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

------------------------ ------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT        TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ ------------------------- --------------------------- ---------------------------
IN WRITING               Complete the              Fill out an investment      Write a letter of
                         application.  Mail your   slip, and write your        instruction that includes:
[Graphic: Pen]           application and a check   account number on your      o       your name(s) and
                         to:                       check.                          signature(s)
                         Dreyfus Founders Funds,   Mail the slip and the       o       your account
                         Inc.                      check to:                       number
                         Balanced Fund             Dreyfus Founders Funds,     o       Balanced Fund
                         P.O. Box 55268            Inc.                        o       the dollar amount
                         Boston, MA  02205-8502    Balanced Fund                   you want to sell
                         Attn: Institutional       P.O. Box 55268              o       the share class
                         Processing                Boston, MA  02205-8502      o       how and where to
                                                   Attn: Institutional             send the proceeds
                                                   Processing                  Obtain a signature
                                                                               guarantee or other
                                                                               documentation, if
                                                                               required (see "Account
                                                                               Policies - Selling Shares").

                                                                               Mail your request to:
                                                                               Dreyfus Founders Funds,
                                                                               Inc.
                                                                               P.O. Box 55268
                                                                               Boston, MA  02205-8502
                                                                               Attn: Institutional
                                                                               Processing
------------------------ ------------------------- --------------------------- ---------------------------
BY TELEPHONE             WIRE  Call us to          WIRE  Have your bank send   WIRE  Call us or your
                         request an account        your investment to Mellon   financial representative
[Graphic: Telephone]     application and an        Trust of New England,       to request your
                         account number.  Have     N.A., with these            transaction.  Be sure the
                         your bank send your       instructions:               fund has your bank
                         investment to Mellon      o       ABA #011001234      account information on
                         Trust of New England,     o       DDA #046590         file.  Proceeds will be
                         N.A., with these          o       EEC code 5660       wired to your bank.
                         instructions:             o       Balanced Fund
------------------------ ------------------------- --------------------------- ---------------------------

------------------------ ------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT        TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ ------------------------- --------------------------- ---------------------------
                         o       ABA #011001234    o       the share class     DREYFUS TELETRANSFER
                         o       DDA #046590       o       your account        Call us or your financial
                         o       EEC code 5660         number                  representative to request
                         o       Balanced Fund     o       name(s) of          your transaction.  Be
                         o       the share class       investor(s)             sure the fund has your
                         o       your account      o       dealer number, if   bank account information
                             number                    applicable              on file.  Proceeds will
                         o       name(s) of                                    be sent to your bank by
                             investor(s)  ELECTRONIC  CHECK  Same as  electronic
                         check. o dealer number wire, but before your
                             if applicable         14-digit account number     CHECK  Call us or your
                                                   insert "086" for Class A,   financial representative
                         Return your application   "087" for Class B, "088"    to request your
                         with the account number   for Class C,  "089" for     transaction.  A check
                         on the application.       Class R, or "090" for       will be sent to the
                                                   Class T.                    address of record.

                                                   DREYFUS  TELETRANSFER Request
                                                   Dreyfus  TeleTransfer on your
                                                   application.   Call   us   to
                                                   request your transaction.
------------------------ ------------------------- --------------------------- ---------------------------

------------------------ ------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT        TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ ------------------------- --------------------------- ---------------------------
ONLINE                   -----                     DREYFUS TELETRANSFER        WIRE  Visit
(WWW.DREYFUS.COM)                                  Request Dreyfus             WWW.DREYFUS.COM to
                                                   TeleTransfer on your        request your
[Graphic:  Mouse]                                  application.  Visit         transaction.  Be sure the
                                                   WWW.DREYFUS.COM to          fund has your bank
                                                   request your transaction.   account information on
                                                                               file.  Proceeds will be
                                                                               wired  to your bank.

                                                                               DREYFUS TELETRANSFER
                                                                               Visit
                                                                               WWW.DREYFUS.COM
                                                                               to request your
                                                                               transaction.  Be sure
                                                                               the fund has your bank
                                                                               account information on
                                                                               file.  Proceeds will be
                                                                               sent to your bank by
                                                                               electronic check.

                                                                               CHECK  Visit
                                                                               WWW.DREYFUS.COM
                                                                               to request your
                                                                               transaction.  A check
                                                                               will be sent to the
                                                                               address of record.
------------------------ ------------------------- --------------------------- ---------------------------
AUTOMATICALLY            WITH AN INITIAL           ALL SERVICES  Call us or    DREYFUS AUTOMATIC
                         INVESTMENT  Indicate on   your financial              WITHDRAWAL PLAN  Call us
[Graphic: Calendar]      your application which    representative to request   or your financial
                         automatic service(s)      a form to add any           representative to request
                         you want.  Return your    automatic investing         a form to add the plan.
                         application with your     service (see "Services      Complete the form,
                         investment.               for Fund Investors").       specifying the amount and
                                                   Complete and return the     frequency of withdrawals
                                                   form along with any other   you would like.
                                                   required materials.

                                                                               Be sure to maintain an
                                                                               account balance of $5,000
                                                                               or more.
------------------------ ------------------------- --------------------------- ---------------------------

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.




[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum. ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

------------------------ ------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT        TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ ------------------------- --------------------------- ---------------------------
IN                      WRITING  Complete an IRA Fill out an investment  Write a
                        letter of application,  making sure slip, and write your
                        instruction that includes:
[Graphic: Pen]          to specify the fund name    account number on your      o       your name and
                        and to indicate the year    check.  Indicate the year       signature
                        the contribution is for.    the contribution is for.    o       your account number
                                                                                o       Balanced Fund

                        Mail your application and   Mail the slip and the       o       the share class
                        a check to:                 check to:                   o       the dollar amount
                        The Dreyfus Trust           The Dreyfus Trust               you want to sell
                        Company, Custodian          Company, Custodian          o   how and where to send
                        P.O. Box 55552              P.O. Box 55552                  the proceeds
                        Boston, MA  02205-8568      Boston, MA  02205-8568      o       whether the
                        Attn: Institutional         Attn: Institutional             distribution is
                        Processing                  Processing                      qualified or premature

                                                                                o       whether the 10%
                                                                                    TEFRA should be
                                                                                    withheld

                                                                                Obtain a signature
                                                                                guarantee or other
                                                                                documentation, if
                                                                                required (see "Account
                                                                                Policies - Selling Shares").

                                                                                Mail your request to:
                                                                                The Dreyfus Trust Company
                                                                                P.O. Box 55552
                                                                                Boston, MA  02205-8568
                                                                                Attn: Institutional
                                                                                Processing
----------------------- --------------------------- --------------------------- ----------------------------

------------------------ ------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT        TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ ------------------------- --------------------------- ---------------------------
BY TELEPHONE            -----                       WIRE  Have your bank send   -----
                                                    your investment to Mellon
[Graphic: Telephone]                                Trust of New England,
                                                    N.A., with these
                                                    instructions:
                                                    o       ABA # 011001234
                                                    o       DDA #046590
                                                    o       EEC code 5660
                                                    o       Balanced Fund
                                                    o       the share class
                                                    o       your account
                                                        number
                                                    o       name(s) of

                                                        investor(s)     o    the
                                                    contribution
                                                        year
                                                    o       dealer number if

                                                        applicable

                                                    ELECTRONIC   CHECK  Same  as
                                                    wire,    but   before   your
                                                    14-digit    account   number
                                                    insert  "086"  for  Class A,
                                                    "087" for Class B, "088" for
                                                    Class C,  "089" for Class R,
                                                    or "090" for Class T.
----------------------- --------------------------- --------------------------- ----------------------------

------------------------ ------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT        TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ ------------------------- --------------------------- ---------------------------
AUTOMATICALLY           -----                       ALL SERVICES  Call us or    SYSTEMATIC WITHDRAWAL
                                                    your financial              Plan  Call us to request
[Graphic: Calendar]                                 representative to request   instructions to establish
                                                    a form to add an            the plan.
                                                    automatic investing
                                                    service (see "Services
                                                    for Fund Investors").
                                                    Complete and return the
                                                    form along with any other
                                                    required materials.  All
                                                    contributions will count
                                                    as current year
                                                    contributions.
----------------------- --------------------------- --------------------------- ----------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

FOR MORE INFORMATION

DREYFUS FOUNDERS BALANCED FUND
A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
SEC FILE NO. 811-01018

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT
Describes the fund's performance, lists portfolio holdings, and contains the fund's financial statements and information from the fund's portfolio managers about market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period. The fund's most recent annual and semi-annual reports are available at WWW.DREYFUS.COM.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the fund and its policies. A current SAI is available at WWW.DREYFUS.COM and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference and legally considered a part of this prospectus.


PORTFOLIO HOLDINGS
The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at WWW.DREYFUS.COM, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings Reports. This information will be posted on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the 15th day of the month following the month for which such information is applicable. This information will remain accessible at least until the date on which the fund files a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI.


TO OBTAIN INFORMATION:

--------------------------------------------------------
BY TELEPHONE
Call your financial representative or 1-800-554-4611
--------------------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
--------------------------------------------------------
ON THE  INTERNET  Text only  versions of certain  fund
documents  can be viewed online or downloaded from
http://www.sec.gov
--------------------------------------------------------

--------------------------------------------------------
You can also obtain copies, after paying a duplicating
fee, by visiting the SEC's Public Reference Room in
Washington, DC (for information, call 1-202-942-8090)
or by E-mail request to PUBLICINFO@SEC.GOV, or by
writing to the SEC's Public Reference Section,
Washington, DC 20549-0102.
--------------------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
DISCOVERY FUND


Pursuing capital appreciation through investments in stocks of small-cap growth companies



P R O S P E C T U S May 1, 2006


CLASS A, B, C, R, AND T SHARES




                                                                          [Logo]


                                               As with  all  mutual  funds,  the
                                               Securities      and      Exchange
                                               Commission  has not  approved  or
                                               disapproved  these  securities or
                                               passed upon the  adequacy of this
                                               prospectus. Any representation to
                                               the   contrary   is  a   criminal
                                               offense.

[in margin:
DREYFUS FOUNDERS DISCOVERY FUND
Ticker Symbols
CLASS A:  FDIDX
CLASS B:  FDIEX
CLASS C:  FDICX
CLASS R:  FDIRX
CLASS T:  FDITX]




CONTENTS



THE FUND
--------------------------------------------------------------------------------

   Investment Approach.......................................................125
   Main Risks................................................................125
   Past Performance..........................................................126
   Expenses..................................................................128
   More About Investment Objective, Strategies and Risks.....................129
   Management................................................................132
   Financial Highlights......................................................133


YOUR INVESTMENT
--------------------------------------------------------------------------------

   Shareholder Guide.........................................................139
   Distributions and Taxes...................................................151
   Services for Fund Investors...............................................152
   Instructions for Regular Accounts.........................................154
   Instructions for IRAs.....................................................158


FOR MORE INFORMATION
--------------------------------------------------------------------------------

SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund seeks capital appreciation. To pursue this goal, the fund invests primarily in small and relatively unknown companies with high growth potential. The fund will normally invest at least 65% of its total assets in common stocks of small-cap companies. The fund also may invest in larger companies if they represent better prospects for capital appreciation. Although the fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.


Founders Asset Management LLC (Founders) manages the fund using a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. Founders uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Founders continually monitors the securities in the fund's portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. Founders also may sell a security if an event occurs that contradicts Founders' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, Founders may sell a security if better investment opportunities emerge elsewhere. Founders also may liquidate a security if Founders changes the fund's industry or sector weightings.


For more information on the securities held by the fund, see "For More Information - Portfolio Holdings."

MAIN RISKS

The principal risk of investing in this fund are:
o SMALL COMPANY RISK. Small companies involve substantially greater risks of loss and price fluctuations than larger and more established companies. Small companies may be in the early stages of development; may have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

o SECTOR RISK. The fund may overweight or underweight certain market sectors relative to its benchmark index, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

o INITIAL PUBLIC OFFERINGS. The fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.
o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
SMALL-CAP COMPANIES: generally, those companies with market capitalizations of less than $2.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.]

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total return AS OF 12/31 OF EACH YEAR (%)
CLASS A SHARES

 96  97  98  99     00      01      02     03     04     05
 --  --  --  --     --      --      --     --     --     --
                 -8.18  -17.18  -33.02  36.41  10.68  -0.66

BEST QUARTER:         Q4 2001 +23.93%
WORST QUARTER:        Q3 2001 -28.03%

The following table compares the performance of each share class to the performance of an appropriate broad-based index. The fund's returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. The returns of the index account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and do not reflect the costs of managing a mutual fund. You may not invest directly in the index. Past performance, both before and after taxes, is no guarantee of future results.


Average annual total returns AS OF 12/31/05

Share class                            1 Year               5 Years        Since Inception(1)

                                   ---------------    -------------------- -------------------
CLASS A                                -6.38%               -4.88%               -5.44%
RETURN BEFORE TAXES

CLASS A                                -6.38%               -4.90%               -5.79%
RETURN AFTER TAXES
ON DISTRIBUTIONS

CLASS A                                -4.15%               -4.09%               -4.66%
RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                                -5.57%               -5.02%               -5.51%
RETURNS BEFORE TAXES

CLASS C                                -2.54%               -4.62%               -5.34%
RETURNS BEFORE TAXES

CLASS R                                -0.38%               -3.48%               -4.24%
RETURNS BEFORE TAXES

CLASS T                                -5.42%               -5.06%               -5.63%
RETURNS BEFORE TAXES

RUSSELL 2000 GROWTH INDEX (2)          4.15%                 2.28%               -2.32%


(1)     INCEPTION DATE 12/31/99.

(2) THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF STOCKS OF COMPANIES IN THE RUSSELL 2000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 2000 INDEX IS A WIDELY RECOGNIZED UNMANAGED SMALL-CAP INDEX COMPRISING COMMON STOCKS OF THE 2,000 U.S. PUBLIC COMPANIES NEXT IN SIZE AFTER THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

AS A FUND SHAREHOLDER, YOU PAY CERTAIN FEES AND EXPENSES IN CONNECTION WITH THE FUND, WHICH ARE DESCRIBED IN THE TABLES BELOW.


Fee Table                         CLASS A        CLASS B        CLASS C       CLASS R       CLASS T
-----------------------------    -----------   ------------    -----------   -----------   ----------
SHAREHOLDER TRANSACTION
FEES
(FEES PAID FROM YOUR
ACCOUNT)
Maximum front-end sales             5.75          NONE            NONE          NONE         4.50
charge on purchases % OF
OFFERING PRICE

Maximum contingent deferred       NONE(1)         4.00            1.00          NONE        NONE(1)
sales charge (CDSC) % OF
PURCHASE OR SALE PRICE,
WHICHEVER IS LESS
ANNUAL FUND OPERATING
EXPENSES (EXPENSES PAID
FROM FUND ASSETS)
% OF AVERAGE DAILY NET
ASSETS

Management fees                    0.88%          0.88%          0.88%         0.88%         0.88%

Rule 12b-1 fee                      NONE          0.75%          0.75%          NONE         0.25%

Shareholder services fee           0.25%          0.25%          0.25%          NONE         0.25%

Other expenses                     0.34%          0.56%          0.48%         0.30%         0.39%

TOTAL ANNUAL FUND OPERATING        1.47%          2.44%          2.36%         1.18%         1.77%

EXPENSES


(1) SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


[In margin: Key concepts
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.
OTHER EXPENSES: expenses paid by the fund for custodian, transfer agency and accounting agent services, and other customary fund services. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.]

Expense example

                               1 Year        3 Years         5 Years          10 Years
                               ----------    ------------    -------------    -------------
CLASS A                        $716          $1,013          $1,332           $2,231
CLASS B                        $647          $1,061          $1,501           $2,315*
WITH REDEMPTION
WITHOUT REDEMPTION             $247          $761            $1,301           $2,315*
CLASS C                        $339          $736            $1,260           $2,696
WITH REDEMPTION
WITHOUT REDEMPTION             $239          $736            $1,260           $2,696
CLASS R                        $120          $375            $649             $1,432
CLASS T                        $622          $982            $1,366           $2,440

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


This section discusses other investment strategies that may be used by the fund and provides more detailed information about the risks associated with those strategies. Although we might not use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information (SAI) contains more detailed information about the fund's investment policies and risks.


OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS. The fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the Securities and Exchange Commission
(SEC). The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK


Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors. o STOCK MARKET RISK. The market value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.
o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.

MANAGEMENT

INVESTMENT ADVISER
Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.


Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly owned subsidiary of Dreyfus Service Corporation (DSC), which is a wholly owned subsidiary of The Dreyfus Corporation (Dreyfus). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $174 billion under management in approximately 200 mutual fund portfolios as of December 31, 2005. Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial had approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management, as of December 31, 2005.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2005 was 0.88% of the fund's average daily net assets. A discussion regarding the basis for the board's approval of the fund's investment advisory agreement with Founders is available in the fund's annual report for the year ended December 31, 2005.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio managers. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.


The fund is co-managed by Bradley C. Orr and James (J.D.) Padgett. Each is a chartered financial analyst. Mr. Orr has been a portfolio manager of the fund since April 2004. Mr. Orr joined Founders in 1995, and served as an equity analyst for Founders from 1997 to 2004. Mr. Padgett joined Founders as an equity analyst in 2002 and has been a portfolio manager of the fund since April 2004. Mr. Padgett was formerly an equity analyst for Berger Financial LLC from 2000 to 2002, and a portfolio manager at Colorado Public Employees' Retirement Association from 1997 to 2000.

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

DISTRIBUTOR
The fund's distributor is Dreyfus Service Corporation. The fund's distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, the fund's distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics
The fund, Founders and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the five years ended December 31, 2005. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been audited by PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, whose report and the fund's financial statements are included in the fund's 2005 annual report, which is available upon request.

                                                             YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------
CLASS A SHARES                                 2005        2004      2003       2002         2001
                                              -------- -- ------- - -------- - -------- -- ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $28.82     $26.04     $19.09     $28.50       $34.79
--------------------------------------------- -------- -- ------- - -------- - -------- -- ---------

Income from investment operations:
Net investment loss                            (0.28)  a  (0.64)     (0.36)     (0.31)       (0.17)
Net realized and unrealized gains (losses)
on securities                                    0.09       3.42       7.31     (9.10)       (6.02)
                                              -------- -- ------- - -------- - -------- -- ---------
Total from investment operations               (0.19)       2.78       6.95     (9.41)       (6.19)
--------------------------------------------- -------- -- ------- - -------- - -------- -- ---------

Less dividends and distributions:
From net investment income                       0.00       0.00       0.00       0.00         0.00
From net realized gains                          0.00       0.00       0.00       0.00       (0.10)
                                              -------- -- ------- - -------- - -------- -- ---------
Total distributions                              0.00       0.00       0.00       0.00       (0.10)
--------------------------------------------- -------- -- ------- - -------- - -------- -- ---------

Net Asset Value, end of year                   $28.63     $28.82     $26.04     $19.09       $28.50
                                              ======== == ======= = ======== = ======== == =========

TOTAL RETURN B                                 -0.66%     10.68%     36.41%    -33.02%      -17.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $45,092     $65,763   $79,630    $67,184     $117,773
--------------------------------------------- -------- -- ------- - -------- - -------- -- ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c       1.47%      1.38%      1.50%      1.35%        1.19%
Expenses with reimbursements,
  earnings credits and brokerage offsets        1.45%      1.37%      1.50%      1.35%        1.18%
Net investment loss                            -1.09%     -1.11%     -1.25%     -1.08%       -0.58%
--------------------------------------------- -------- -- ------- - -------- - -------- -- ---------
Portfolio turnover rate d                        160%        98%       130%       128%         110%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                              -------------------------------------------------------
CLASS B SHARES                                 2005        2004       2003        2002        2001
                                              -------- -- -------- - -------- -- -------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $27.55      $25.12     $18.60      $28.03      $34.49
--------------------------------------------- -------- -- -------- - -------- -- -------- -- --------

Income from investment operations:
Net investment loss                            (0.54)  a   (1.07)     (0.81)      (0.69)      (0.45)
Net realized and unrealized gains (losses)
on securities                                    0.09        3.50       7.33      (8.74)      (5.91)
                                              -------- -- -------- - -------- -- -------- -- --------
Total from investment operations               (0.45)        2.43       6.52      (9.43)      (6.36)
--------------------------------------------- -------- -- -------- - -------- -- -------- -- --------

Less dividends and distributions:
From net investment income                       0.00        0.00       0.00        0.00        0.00
From net realized gains                          0.00        0.00       0.00        0.00      (0.10)
                                              -------- -- -------- - -------- -- -------- -- --------
Total distributions                              0.00        0.00       0.00        0.00      (0.10)
--------------------------------------------- -------- -- -------- - -------- -- -------- -- --------

Net Asset Value, end of year                   $27.10      $27.55     $25.12      $18.60      $28.03
                                              ======== == ======== = ======== == ======== == ========

TOTAL RETURN B                                 -1.63%       9.67%     35.05%     -33.64%     -18.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $13,964     $18,795    $21,009     $18,804     $35,845
--------------------------------------------- -------- -- -------- - -------- -- -------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c       2.44%       2.30%      2.56%       2.26%       1.97%
Expenses with reimbursements,
  earnings credits and brokerage offsets        2.43%       2.29%      2.56%       2.26%       1.96%
Net investment loss                            -2.06%      -2.03%     -2.31%      -1.98%      -1.35%
--------------------------------------------- -------- -- -------- - -------- -- -------- -- --------
Portfolio turnover rate d                        160%         98%       130%        128%        110%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                            YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------------
CLASS C SHARES                                 2005       2004       2003       2002        2001
                                              -------- -- ------ -- ------- -- -------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $27.57     $25.14    $18.60      $28.05      $34.51
--------------------------------------------- -------- -- ------ -- ------- -- -------- -- --------

Income from investment operations:
Net investment loss                            (0.50)  a  (1.53)    (0.94)      (0.86)      (0.48)
Net realized and unrealized gains (losses)
on securities                                    0.07      3.96       7.48      (8.59)      (5.88)
                                              -------- -- ------ -- ------- -- -------- -- --------
Total from investment operations               (0.43)      2.43       6.54      (9.45)      (6.36)
--------------------------------------------- -------- -- ------ -- ------- -- -------- -- --------

Less dividends and distributions:
From net investment income                       0.00      0.00       0.00        0.00        0.00
From net realized gains                          0.00      0.00       0.00        0.00      (0.10)
                                              -------- -- ------ -- ------- -- -------- -- --------
Total distributions                              0.00      0.00       0.00        0.00      (0.10)
--------------------------------------------- -------- -- ------ -- ------- -- -------- -- --------

Net Asset Value, end of year                   $27.14     $27.57    $25.14      $18.60      $28.05
                                              ======== == ====== == ======= == ======== == ========

TOTAL RETURN B                                 -1.56%     9.67%     35.16%     -33.69%     -18.42%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $4,391     $6,668    $8,352      $7,794     $17,031
--------------------------------------------- -------- -- ------ -- ------- -- -------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsetsc        2.36%     2.28%      2.52%       2.27%       1.98%
Expenses with reimbursements,
  earnings credits and brokerage offsets        2.35%     2.27%      2.52%       2.26%       1.96%
Net investment loss                            -1.98%     -2.01%    -2.28%      -1.99%      -1.36%
--------------------------------------------- -------- -- ------ -- ------- -- -------- -- --------
Portfolio turnover rate d                        160%       98%       130%        128%        110%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------
CLASS R SHARES                                 2005        2004       2003        2002       2001
                                              -------- -- -------- - ------- -- --------- - --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $29.22      $26.32    $19.23       $28.64     $34.87
--------------------------------------------- -------- -- -------- - ------- -- --------- - --------

Income from investment operations:
Net investment loss                            (0.24)  a   (0.24)    (0.17)       (0.18)     (0.08)
Net realized and unrealized gains (losses)
on securities                                    0.13        3.14      7.26       (9.23)     (6.05)
                                              -------- -- -------- - ------- -- --------- - --------
Total from investment operations               (0.11)        2.90      7.09       (9.41)     (6.13)
--------------------------------------------- -------- -- -------- - ------- -- --------- - --------

Less dividends and distributions:
From net investment income                       0.00        0.00      0.00         0.00       0.00
From net realized gains                          0.00        0.00      0.00         0.00     (0.10)
                                              -------- -- -------- - ------- -- --------- - --------
Total distributions                              0.00        0.00      0.00         0.00     (0.10)
--------------------------------------------- -------- -- -------- - ------- -- --------- - --------

Net Asset Value, end of year                   $29.11      $29.22    $26.32       $19.23     $28.64
                                              ======== == ======== = ======= == ========= = ========

TOTAL RETURN                                   -0.38%      11.02%    36.87%      -32.86%    -17.57%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $8,315     $72,317    $65,240     $42,872    $61,163
--------------------------------------------- -------- -- -------- - ------- -- --------- - --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b       1.18%       1.11%     1.21%        1.10%      0.95%
Expenses with reimbursements,
  earnings credits and brokerage offsets        1.17%       1.10%     1.21%        1.10%      0.94%
Net investment loss                            -0.80%      -0.83%    -0.96%       -0.82%     -0.38%
--------------------------------------------- -------- -- -------- - ------- -- --------- - --------
Portfolio turnover rate c                        160%         98%      130%         128%       110%

a.   Computed using average shares outstanding throughout the year.
b. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                              ------------------------------------------------------
CLASS T SHARES                                 2005       2004       2003        2002        2001
                                              ------- -- -------- - -------- -- -------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $28.18      $25.55     $18.79      $28.24      $34.69
--------------------------------------------- ------- -- -------- - -------- -- -------- - ---------

Income from investment operations:
Net investment loss                           (0.38)  a   (0.65)     (0.31)      (0.54)      (0.33)
Net realized and unrealized gains (losses)
on securities                                   0.11        3.28       7.07      (8.91)      (6.02)
                                              ------- -- -------- - -------- -- -------- - ---------
Total from investment operations              (0.27)        2.63       6.76      (9.45)      (6.35)
--------------------------------------------- ------- -- -------- - -------- -- -------- - ---------

Less dividends and distributions:
From net investment income                      0.00        0.00       0.00        0.00        0.00
From net realized gains                         0.00        0.00       0.00        0.00      (0.10)
                                              ------- -- -------- - -------- -- -------- - ---------
Total distributions                             0.00        0.00       0.00        0.00      (0.10)
--------------------------------------------- ------- -- -------- - -------- -- -------- - ---------

Net Asset Value, end of year                  $27.91      $28.18     $25.55      $18.79      $28.24
                                              ======= == ======== = ======== == ======== = =========

TOTAL RETURN B                                -0.96%      10.29%     35.98%     -33.46%     -18.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $1,187      $1,648     $1,788      $1,291      $2,341
--------------------------------------------- ------- -- -------- - -------- -- -------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c      1.77%       1.71%      1.91%       2.06%       1.83%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.76%       1.70%      1.90%       2.06%       1.82%
Net investment loss                           -1.40%      -1.44%     -1.66%      -1.79%      -1.24%
--------------------------------------------- ------- -- -------- - -------- -- -------- - ---------
Portfolio turnover rate d                       160%         98%       130%        128%        110%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

YOUR INVESTMENT

SHAREHOLDER GUIDE

THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the fund's distributor for concessions and expenses it pays to dealers and financial institutions for selling or servicing shares.


SPECIAL NOTICE CONCERNING CLASS B SHARES

Effective on or about June 1, 2006 (the "Effective Date"), the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Accordingly, beginning on the Effective Date, the discussion of Class B shares elsewhere in this prospectus is modified as described in this special notice subsection.

Existing holders of the fund's Class B shares as of the Effective Date may continue to hold their Class B shares, reinvest dividends into Class B shares of the fund and exchange their Class B shares for Class B shares of other Dreyfus Founders and Dreyfus Premier funds (as permitted by current exchange privilege rules). In addition, Class B shares may be exchanged as of the Effective Date for Class B shares of General Money Market Fund, Inc. ("GMMF"). As of the Effective Date, no new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the fund, except through a dividend reinvestment or permitted exchange. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge ("CDSC") schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect. However, as of the Effective Date, the reinvestment privilege with respect to Class B shares (which permits you to reinvest within 45 days of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued.

In addition, as of the Effective Date, exchanges of Class B shares of the fund for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("DWDMMF") will no longer be permitted. Shares held in DWDMMF through a previous exchange of Class B shares, however, may be exchanged for Class B shares of a Dreyfus Founders or Dreyfus Premier fund, or GMMF.

DECIDING WHICH CLASS OF SHARES TO BUY

THIS PROSPECTUS OFFERS CLASS A, B, C, T AND R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.


[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]


WHEN YOU INVEST IN CLASS A OR CLASS T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than either Class B or Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.


A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to invest in.

----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
                                    CLASS A           CLASS B        CLASS C          CLASS T            CLASS R
----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
Initial sales charge                up to 5.75%       none           none             up to 4.50%        none
.................................... ................. .............. ................ .................. ..........
Ongoing distribution fee
(Rule 12b-1 fee)                    none              0.75%          0.75%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Ongoing shareholder service fee     0.25%             0.25%          0.25%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Contingent deferred sales charge    1% on sale of     sliding scale  1% on sale of    1% on sale of      none
                                    shares bought     over six       shares held for  shares bought
                                    within one year   years          one year or      within one year
                                    without an                       less             without an
                                    initial                                           initial
                                    sales charge as                                   sales charge as
                                    part of an                                        part of an
                                    investment of                                     investment of
                                    $1 million                                        $1 million
                                    or more                                           or more
.................................... ................. .............. ................ .................. ..........
Conversion feature                  no                yes            no               no                 no
.................................... ................. .............. ................ .................. ..........
Recommended purchase maximum        none              $100,000       $1 million       $1 million         none
.................................... ................. .............. ................ .................. ..........

CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge

     o    qualify for a reduced or waived sales charge

IF YOU INVEST $1 MILLION OR MORE (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

---------------------------------------------------------------
Class A sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              5.75%               6.10%
$50,000 to $99,999             4.50%               4.70%
$100,000 to $249,999           3.50%               3.60%
$250,000 to $499,999           2.50%               2.60%
$500,000 to $999,999           2.00%               2.00%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

CLASS T SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS T SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

THE INITIAL SALES CHARGE on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:


     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T may eventually exceed the initial sales charge differential

     o invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees


SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o    qualify for a reduced or waived sales charge

     o    are unsure of your expected holding period

---------------------------------------------------------------
Class T sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              4.50%               4.70%
$50,000 to $99,999             4.00%               4.20%
$100,000 to $249,999           3.00%               3.10%
$250,000 to $499,999           2.00%               2.00%
$500,000 to $999,999           1.50%               1.50%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION OR WAIVER of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Founders funds or Dreyfus Premier funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at WWW.DREYFUS.COM and in the fund's SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE in the following ways:

     o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of Dreyfus Founders funds or certain Dreyfus Premier funds that are subject to a sales charge. For example, if you have $1 million invested in shares of Dreyfus Founders funds or certain Dreyfus Premier funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

     o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in Dreyfus Founders funds or certain Dreyfus Premier funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

     o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in Dreyfus Founders funds or certain Dreyfus Premier funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "Purchase of Shares" in the SAI.)

CLASS A SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals and entities:

     o full-time or part-time employees, and their family members, of Founders or any of its affiliates

     o board members of Founders, the Dreyfus Founders funds and any funds managed by an affiliate of Founders

     o    full-time   employees,   and  their  family   members,   of  financial
          institutions that have entered into selling agreements with the fund's distributor

     o    "wrap" accounts for the benefit of clients of financial  institutions,
          provided  they  have  entered  into  an  agreement   with  the  fund's
          distributor specifying operating policies and standards

     o qualified separate accounts maintained by an insurance company; and any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts


     o Qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Founders-managed fund, including the fund, or a Dreyfus-managed fund since February 28, 2006

     o Investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not using the proceeds of the employment-related stock options

     o Members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

CLASS A AND CLASS T SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals or entities:

     o employees participating in certain qualified or non-qualified employee benefit plans

     o shareholders in Dreyfus-sponsored IRA "Rollover Accounts" funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers.



CLASS B AND CLASS C SHARE CONSIDERATIONS


SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.


DUE TO AVAILABILITY OF SALES CHARGE DISCOUNTS for Class A and Class T shares and the higher ongoing fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.


Class B shares sold within six years of  purchase  are subject to the  following
CDSCs:


-------------------------------------------------
Class B sales charges
                              CDSC AS A % OF
                              AMOUNT REDEEMED
FOR SHARES SOLD IN THE     SUBJECT TO THE CHARGE
-------------------------- ----------------------
First year                         4.00%
Second year                        4.00%
Third year                         3.00%
Fourth year                        3.00%
Fifth year                         2.00%
Sixth year                         1.00%
Thereafter                         None


Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders may pay higher ongoing Rule 12b-1 fees over the life of their investment.


CLASS R SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

CLASS R SHARES may be purchased by:

     o a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution

     o a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered into an agreement with the fund's distributor or a SEP-IRA

CDSC WAIVERS

THE CDSC ON CLASS A, B, C AND T SHARES may be waived in the following cases:

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

     o redemptions made within one year of death or disability of the shareholder

     o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2

     o redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

     o    redemptions from qualified and nonqualified employee benefit plans

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

GENERALLY, WHEN CALCULATING THE FUND'S NAV, debt securities with remaining maturities of 60 days or less at the time of purchase are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.


USING FAIR VALUE TO PRICE SECURITIES may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the fund.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                       Initial           Additional
 ---------------------------------    -----------   ----------------------
 REGULAR ACCOUNTS                     $1,000        $100

 TRADITIONAL IRAS                     $750          NO MINIMUM

 SPOUSAL IRAS                         $750          NO MINIMUM

 ROTH IRAS                            $750          NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS           $500          NO MINIMUM
                                                    AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES


YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING RECENTLY PURCHASED SHARES, please note that:
o if you send a written request to sell shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of shares by check, Dreyfus TeleTransfer or Automatic Asset Builder

Limitations on selling shares by phone or online

Proceeds sent by              Minimum               Maximum
                              phone/online          phone/online
--------------------------- - ------------------- - --------------------------
CHECK*                        NO MINIMUM            $250,000 PER DAY

WIRE                          $1,000                $500,000 FOR JOINT
                                                    ACCOUNTS EVERY 30 DAYS/
                                                    $20,000 PER DAY

DREYFUS TELETRANSFER          $500                  $500,000 FOR JOINT
                                                    ACCOUNTS EVERY 30 DAYS/
                                                    $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:
o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o    requests to send the proceeds to a different payee or address
o    written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the fund or its operations. Founders, the fund, and the fund's distributor will not enter into arrangements with any person or group to permit frequent trading.
THE FUND RESERVES THE RIGHT TO:

     o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

     o    change its minimum or maximum investment amounts

     o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

     o redeem "in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

     o reject any purchase or exchange request, including those from any individual or group who, in our view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.


We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the fund's distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

Although the policy and these procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.


Transactions  made  through  automatic   investment  plans,   Dreyfus  Automatic
Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.

[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.


HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
  DREYFUS AUTOMATIC ASSET BUILDER(R)           For making automatic investments
                                               from a designated bank account.

  DREYFUS PAYROLL SAVINGS PLAN                 For making
                                               automatic   investments   through
                                               payroll deduction.

  DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE  For  making  automatic
                                               investments   from  your  federal
                                               employment,  Social  Security  or
                                               other regular federal  government
                                               check.

  DREYFUS DIVIDEND SWEEP                       For  automatically
                                               reinvesting   the  dividends  and
                                               distributions  from the fund into
                                               another Dreyfus  Founders fund or
                                               Dreyfus    Premier    fund   (not
                                               available for IRAs).


For exchanging shares
  DREYFUS AUTO-EXCHANGE PRIVILEGE              For making regular exchanges from
                                               the  fund  into  another  Dreyfus
                                               Founders fund or Dreyfus  Premier
                                               fund.

  For selling shares
  DREYFUS AUTOMATIC WITHDRAWAL PLAN            For making regular withdrawals
                                               from most funds.

                                               There will be no CDSC on Class B
                                               or Class C shares, as long as the
                                               amount of any withdrawal does not
                                               exceed, on an annual basis, 12%
                                               of the greater of the account
                                               value at the time of the first
                                               withdrawal under the plan, or at
                                               the time of the subsequent
                                               withdrawal.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

------------------------ -------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT         TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ -------------------------- ---------------------------- ---------------------------
IN WRITING               Complete the               Fill out an investment       Write a letter of
                         application.  Mail your    slip, and write your         instruction that includes:
[Graphic: Pen]           application and a check    account number on your       o       your name(s) and
                         to:                        check.                           signature(s)
                         Dreyfus Founders Funds,    Mail the slip and the        o       your account
                         Inc.                       check to:                        number
                         Discovery Fund             Dreyfus Founders Funds,      o       Discovery Fund
                         P.O. Box 55268             Inc.                         o       the dollar amount
                         Boston, MA  02205-8502     Discovery Fund                   you want to sell
                         Attn: Institutional        P.O. Box 55268               o       the share class
                         Processing                 Boston, MA  02205-8502       o       how and where to
                                                    Attn: Institutional              send the proceeds
                                                    Processing

                                                                                 Obtain a signature
                                                                                 guarantee or other
                                                                                 documentation, if
                                                                                 required (see
                                                                                 "Account Policies
                                                                                 - Selling Shares").

                                                                                 Mail your request to:
                                                                                 Dreyfus Founders Funds,
                                                                                 Inc.
                                                                                 P.O. Box 55268
                                                                                 Boston, MA  02205-8502
                                                                                 Attn: Institutional
                                                                                 Processing
------------------------ -------------------------- ---------------------------- ---------------------------
BY TELEPHONE             WIRE Call us to request    WIRE Have your bank          WIRE Call us or
                         an account application     send your investment         your
                         investment                 to Mellon                    financial representative
[Graphic: Telephone]     and an account number.     Trust of New England,        to request your
                         Have your bank send your   N.A., with these             transaction.  Be sure the
------------------------ -------------------------- ---------------------------- ---------------------------

------------------------ -------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT         TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ -------------------------- ---------------------------- ---------------------------
                         investment to Mellon       instructions:                fund has your bank
                         Trust of New England,      o       ABA #011001234       account information on
                         N.A., with these           o       DDA #046590          file.  Proceeds will be
                         instructions:              o       EEC code 5660        wired to your bank.
                         o       ABA #011001234     o       Discovery Fund
                         o       DDA #046590        o       the share class      DREYFUS TELETRANSFER.
                         o       EEC code 5660      o       your account number  Call us or your financial
                         o       Discovery Fund     o       name(s) of           representative to request
                         o       the share class        investor(s)              your transaction.  Be
                         o       your account       o       dealer number, if    sure the fund has your
                             number                     applicable               bank account information
                         o       name(s) of                                      on file.  Proceeds will
                             investor(s)            ELECTRONIC CHECK Same as     be sent to your bank by
                         o dealer  number if        wire,  but before your       electronic check.
                             applicable             14-digit account number
                                                    insert "182" for Class A,    CHECK  Call us or your
                         Return your application    "183" for Class B, "184"     financial representative
                         with the account number    for Class C,  "185" for      to request your
                         on the application.        Class R, or "186" for        transaction.  A check
                                                    Class T.                     will be sent to the
                                                                                 address of record.
                                                    DREYFUS TELETRANSFER Request
                                                    Dreyfus TeleTransfer on your
                                                    application.   Call   us  to
                                                    request your transaction.
------------------------ -------------------------- ---------------------------- ---------------------------

------------------------ -------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT         TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ -------------------------- ---------------------------- ---------------------------
ONLINE                   -----                      DREYFUS TELETRANSFER         WIRE  Visit
(WWW.DREYFUS.COM)                                   Request Dreyfus              WWW.DREYFUS.COM to
                                                    TeleTransfer on your         request your
[Graphic:  Mouse]                                   application.  Visit          transaction.  Be sure the
                                                    WWW.DREYFUS.COM to request   fund has your bank
                                                    your transaction.            account information on
                                                                                 file.
                                                                                 Proceeds will be wired
                                                                                 to your bank.

                                                                                 DREYFUS TELETRANSFER
                                                                                 Visit WWW.DREYFUS.COM
                                                                                 to request your
                                                                                 transaction.  Be sure
                                                                                 the fund has your bank
                                                                                 account information on
                                                                                 file.  Proceeds will be
                                                                                 sent to your bank by
                                                                                 electronic check.

                                                                                 CHECK  Visit
                                                                                 WWW.DREYFUS.COM
                                                                                 to request your
                                                                                 transaction.  A check
                                                                                 will be sent to the
                                                                                 address of record.
                                                                                 of
                                                                                 record.
------------------------ -------------------------- ---------------------------- ---------------------------

------------------------ -------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT         TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ -------------------------- ---------------------------- ---------------------------
AUTOMATICALLY            WITH AN INITIAL            ALL SERVICES  Call us or     DREYFUS AUTOMATIC
                         INVESTMENT.  Indicate on   your financial               WITHDRAWAL PLAN  Call us
[Graphic: Calendar]      your application which     representative to request    or your financial
                         automatic service(s) you   a form to add any            representative to request
                         want.  Return your         automatic investing          a form to add the plan.
                         application with your      service (see "Services for   Complete the form,
                         investment.                Fund Investors").            specifying the amount and
                                                    Complete and return the      frequency of withdrawals
                                                    form along with any other    you would like.
                                                    required materials.

                                                                                 Be sure to maintain
                                                                                 an account balance of
                                                                                 $5,000 or more.
------------------------ -------------------------- ---------------------------- ---------------------------

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.


[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

------------------------ -------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT         TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ -------------------------- ---------------------------- ---------------------------
IN WRITING              Complete an IRA             Fill out an investment       Write a letter of
                        application, making sure    slip, and write your         instruction that includes:
[Graphic: Pen]          to specify the fund name    account number on your       o       your name and
                        and to indicate the year    check.  Indicate the year        signature
                        the contribution is for.    the contribution is for.     o       your account
                                                                                       number

                        Mail your application and a   Mail the slip and the        o       Discovery Fund
                        check to:                     check to:                    o       the share class
                        The Dreyfus Trust Company,    The Dreyfus Trust Company,   o       the dollar amount
                        Custodian                     Custodian                        you want to sell
                        P.O. Box 55552                P.O. Box 55552               o       how and where to
                        Boston, MA  02205-8568        Boston, MA  02205-8568           send the proceeds
                        Attn: Institutional           Attn: Institutional          o       whether the
                        Processing                    Processing                       distribution is

                                                                                       qualified or premature
                                                                                   o       whether the 10%
                                                                                       TEFRA should be
                                                                                       withheld

                                                                                   Obtain a signature
                                                                                   guarantee or other
                                                                                   documentation, if required
                                                                                   (see "Account Policies -
                                                                                   Selling Shares").

                                                                                   Mail your request to:
                                                                                   The Dreyfus Trust Company
                                                                                   P.O. Box 55552
                                                                                   Boston, MA  02205-8568
                                                                                   Attn: Institutional
                                                                                   Processing
----------------------- ----------------------------- ---------------------------- ---------------------------

------------------------ -------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT         TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ -------------------------- ---------------------------- ---------------------------
BY TELEPHONE            -----                         WIRE  Have your bank send    -----
                                                      your investment to Mellon
[Graphic: Telephone]                                  Trust of New England,
                                                      N.A., with these
                                                      instructions:
                                                      o       ABA #011001234
                                                      o       DDA #046590
                                                      o       EEC code 5660
                                                      o       Discovery Fund
                                                      o       the share class
                                                      o       your account number
                                                      o       name(s) of

                                                          investor(s)    o   the
                                                      contribution
                                                          year
                                                      o       dealer number, if

                                                          applicable

                                                      ELECTRONIC  CHECK  Same as
                                                      wire,   but  before   your
                                                      14-digit   account  number
                                                      insert  "182" for Class A,
                                                      "183" for  Class B,  "184"
                                                      for  Class  C,  "185"  for
                                                      Class  R,  or  "186"   for
                                                      Class T.
----------------------- ----------------------------- ---------------------------- ---------------------------
AUTOMATICALLY           -----                         ALL SERVICES  Call us or     SYSTEMATIC WITHDRAWAL
                                                      your financial               Plan  Call us to request
[Graphic: Calendar]                                   representative to request    instructions to establish
                                                      a form to add any            the plan.
                                                      automatic investing
                                                      service (see "Services for
                                                      Fund Investors").
                                                      Complete  and  return  the
                                                      form  along with any other
                                                      required  materials.   All
                                                      contributions  will  count
                                                      as      current       year
                                                      contributions.
----------------------- ----------------------------- ---------------------------- ---------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

FOR MORE INFORMATION

DREYFUS FOUNDERS DISCOVERY FUND
A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
SEC FILE NO. 811-01018

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT
Describes the fund's performance, lists portfolio holdings, and contains the fund's financial statements and information from the fund's portfolio managers about market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period. The fund's most recent annual and semi-annual reports are available at WWW.DREYFUS.COM.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the fund and its policies. A current SAI is available at WWW.DREYFUS.COM and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference and legally considered a part of this prospectus.


PORTFOLIO HOLDINGS
The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at WWW.DREYFUS.COM, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings Reports. This information will be posted on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the 15th day of the month following the month for which such information is applicable. This information will remain accessible at least until the date on which the fund files a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI.


TO OBTAIN INFORMATION:

--------------------------------------------------------
BY TELEPHONE
Call your financial representative or 1-800-554-4611
--------------------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
--------------------------------------------------------

--------------------------------------------------------
ON THE  INTERNET  Text only  versions of certain  fund
documents  can be viewed online or downloaded from
http://www.sec.gov
--------------------------------------------------------
You can also obtain  copies,  after  paying a
duplicating  fee, by visiting the SEC's  Public
Reference  Room  in  Washington,  DC (for  information,
call 1-202-942-8090) or by E-mail request to
PUBLICINFO@SEC.GOV, or by writing to the SEC's Public
Reference Section, Washington, DC 20549-0102.
--------------------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
EQUITY GROWTH FUND


Pursuing long-term growth of capital and income through investments in growth companies



P R O S P E C T U S May 1, 2006


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                             As  with  all  mutual  funds,   the
                                             Securities and Exchange  Commission
                                             has  not  approved  or  disapproved
                                             these securities or passed upon the
                                             adequacy  of this  prospectus.  Any
                                             representation to the contrary is a
                                             criminal offense.

[in margin:
DREYFUS FOUNDERS EQUITY GROWTH FUND
Ticker Symbols
CLASS A:  FRMAX
CLASS B:  FRMEX
CLASS C:  FRMDX
CLASS R:  FRMRX
CLASS T:  FRMVX]

CONTENTS


THE FUND
--------------------------------------------------------------------------------

   Investment Approach.......................................................165
   Main Risks................................................................166
   Past Performance..........................................................166
   Expenses..................................................................168
   More About Investment Objective, Strategies and Risks.....................169
   Management................................................................172
   Financial Highlights......................................................174


YOUR INVESTMENT
--------------------------------------------------------------------------------

   Shareholder Guide.........................................................180
   Distributions and Taxes...................................................192
   Services for Fund Investors...............................................193
   Instructions for Regular Accounts.........................................195
   Instructions for IRAs.....................................................199


FOR MORE INFORMATION
--------------------------------------------------------------------------------

SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund seeks long-term growth of capital and income. To pursue this goal, the fund primarily invests in common stocks of large, well-established and mature companies. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services.

The fund normally invests at least 80% of its net assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, or the Nasdaq Composite Index. This policy may not be changed unless at least 60 days' prior written notice of the change is given to fund shareholders. While a significant portion of these stocks normally would be expected to pay regular dividends, the fund may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. The fund may also invest up to 30% of its total assets in foreign securities.


THE TERM "NET ASSETS" AS USED IN THE PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES. THE INDEXES LISTED IN THE PARAGRAPH ABOVE ARE EXAMPLES OF INDEXES CONSIDERED TO BE WIDELY RECOGNIZED INDEXES OF STOCK MARKET PERFORMANCE. THE STOCKS HELD BY THE FUND MAY BE INCLUDED IN OTHER INDEXES ALSO CONSIDERED TO BE WIDELY RECOGNIZED INDEXES OF STOCK MARKET PERFORMANCE.



Founders Asset Management LLC (Founders) manages the fund using a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. Founders uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Founders continually monitors the securities in the fund's portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. Founders also may sell a security if an event occurs that contradicts Founders' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, Founders may sell a security if better investment opportunities emerge elsewhere. Founders also may liquidate a security if Founders changes the fund's industry or sector weightings.


For more information on the securities held by the fund, see "For More Information - Portfolio Holdings."

MAIN RISKS


The principal risks of investing in this fund are:
o STOCK MARKET RISK. The market value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not Founders' assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.
o SECTOR RISK. The fund may overweight or underweight certain market sectors relative to its benchmark index, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.


[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
"BOTTOM-UP" APPROACH: choosing fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.
LARGE COMPANIES: generally companies that have market capitalizations of more than $10 billion. This range may fluctuate depending on changes in the stock market as a whole.
DIVIDEND: a payment of stock or cash from a company's profits to its stockholders.]

[On side panel: What the fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total returns AS OF 12/31 EACH YEAR (%)
CLASS A SHARES

  96  97  98  99      00      01      02     03    04     05
  --  --  --  --      --      --      --     --    --     --
                  -19.04  -18.65  -26.18  30.52  8.54  4.46%

BEST QUARTER:         Q2 `03  +14.58%
WORST QUARTER:        Q3 '02  -16.54%


The following table compares the performance of each share class to the performance of appropriate broad-based indexes. The fund's returns include applicable sales loads and reflect the reinvestment of dividends and capital gain distributions. The returns of the indexes account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/05

Share class                            1 Year             5 Years              Since
                                                                            Inception(1)
                                   ---------------    ----------------- -- ---------------
CLASS A                                -1.62%              -3.48%              -6.26%
RETURN BEFORE TAXES

CLASS A                                -1.64%              -3.50%              -6.49%
RETURN AFTER TAXES
ON DISTRIBUTIONS

CLASS A                                -1.02%              -2.93%              -5.22%
RETURN AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                                -0.41%              -3.15%              -6.04%
RETURNS BEFORE TAXES

CLASS C                                2.68%               -3.11%              -6.15%
RETURNS BEFORE TAXES

CLASS R                                4.78%               -2.07%              -5.10%
RETURNS BEFORE TAXES

CLASS T                                -1.82%              -4.00%              -6.81%
RETURNS BEFORE TAXES

RUSSELL 1000 GROWTH INDEX (2)          5.26%               -3.58%              -7.01%

S&P 500 INDEX (2)                      4.91%               0.54%               -1.13%


(1)      INCEPTION DATE 12/31/99.
(2) THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE COMMON STOCKS OF THOSE COMPANIES AMONG THE LARGEST 1,000

PUBLICLY TRADED U.S. COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STANDARD & POOR'S (S&P) 500 INDEX IS DESIGNED TO BE REPRESENTATIVE OF THE U.S. EQUITIES MARKET AND CONSISTS OF 500 LEADING COMPANIES IN LEADING INDUSTRIES OF THE U.S. ECONOMY. IN FUTURE PROSPECTUSES, THE FUND'S PERFORMANCE WILL NO LONGER BE COMPARED TO THE S&P 500 INDEX, SINCE THE RUSSELL 1000 GROWTH INDEX IS MORE REFLECTIVE OF THE FUND'S GROWTH STYLE OF INVESTING.


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee table                                   CLASS A       CLASS B       CLASS C       CLASS R       CLASS T
--------------------------------------    ------------   ----------    -----------   ----------    ----------
SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on            5.75          NONE           NONE         NONE          4.50
purchases % OF OFFERING PRICE

Maximum contingent deferred sales           NONE(1)        4.00           1.00         NONE         NONE(1)
charge (CDSC) % OF PURCHASE OR SALE
PRICE, WHICHEVER IS LESS

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS) %
OF AVERAGE DAILY NET ASSETS

Management fees                              0.65%         0.65%         0.65%         0.65%         0.65%

Rule 12b-1 fee                               NONE          0.75%         0.75%         NONE          0.25%

Shareholder services fee                     0.25%         0.25%         0.25%         NONE          0.25%

Other expenses                               0.45%         0.54%         0.33%         0.45%         1.44%

TOTAL ANNUAL FUND OPERATING EXPENSES         1.35%         2.19%         1.98%         1.10%       2.59%(2)
without reimbursements
                                       ----------------- ------------- ------------- ------------- ----------
REIMBURSEMENTS                              0.00%           0.00%         0.00%         0.00%      (0.43%)(2)
                                       ----------------- ------------- ------------- ------------- ----------
TOTAL ANNUAL FUND OPERATING EXPENSES        1.35%           2.19%         1.98%         1.10%      2.16%(2)
-------------------------------------
With reimbursements(2)


1 SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.
2 FOUNDERS HAS AGREED TO REIMBURSE (OR TO CAUSE ITS AFFILIATES TO REIMBURSE) THE CLASS T SHARE CLASS FOR CERTAIN TRANSFER AGENCY EXPENSES PURSUANT TO A WRITTEN CONTRACTUAL COMMITMENT. THIS COMMITMENT WILL EXTEND THROUGH AT LEAST AUGUST 31, 2007 AND WILL NOT BE TERMINATED WITHOUT PRIOR NOTICE TO THE FUND'S BOARD OF DIRECTORS.

[In margin: Key concepts

CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.
RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services. OTHER EXPENSES: expenses paid by the fund for custodian, transfer agency and accounting agent services, and other customary fund services. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.]

Expense example
                         1 Year        3 Years         5 Years         10 Years
                        ----------   ------------    -------------   -----------
CLASS A                   $705          $978            $1,272          $2,105

CLASS B
WITH REDEMPTION           $622          $985            $1,375          $2,115*
WITHOUT REDEMPTION        $222          $685            $1,175          $2,115*

CLASS C
WITH REDEMPTION           $301          $621            $1,068          $2,306
WITHOUT REDEMPTION        $201          $621            $1,068          $2,306

CLASS R                   $112          $350             $606           $1,340

CLASS T                   $659         $1,180           $1,727          $3,212

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


This section discusses other investment strategies that may be used by the fund and provides more detailed information about the risks associated with those strategies. Although we might not use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information (SAI) contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS. The fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.

Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.


There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instrument to make required payments or otherwise comply with the derivative instrument's terms.

SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the Securities and Exchange Commission
(SEC). The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year.

The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

MANAGEMENT

INVESTMENT ADVISER
Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.


Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly owned subsidiary of Dreyfus Service Corporation (DSC), which is a wholly owned subsidiary of The Dreyfus Corporation (Dreyfus). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $174 billion under management in approximately 200 mutual fund portfolios as of December 31, 2005. Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial had approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management, as of December 31, 2005.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2005 was 0.65% of the fund's average daily net assets. A discussion regarding the basis for the board's approval of the fund's investment advisory agreement with Founders is available in the fund's annual report for the year ended December 31, 2005.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

John B. Jares, vice president of investments and chartered financial analyst, joined Founders in 2001 and has been the fund's portfolio manager since that time. Before joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

DISTRIBUTOR
The fund's distributor is Dreyfus Service Corporation. The fund's distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, the fund's distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

CODE OF ETHICS
The fund, Founders and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the five years ended December 31, 2005. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been audited by PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, whose report and the fund's financial statements are included in the fund's 2005 annual report, which is available upon request.

                                                            YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------
CLASS A SHARES                                 2005      2004       2003        2002       2001
                                              ------- - -------- - -------- -- ------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $4.86      $4.49      $3.44      $4.66       $5.73
--------------------------------------------- ------- - -------- - -------- -- ------- -- --------

Income from investment operations:
Net investment income (loss)                  (0.00)  a    0.02       0.03     (0.02)      (0.07)
Net realized and unrealized gains (losses)
on securities                                   0.22       0.36       1.02     (1.20)      (1.00)
                                              ------- - -------- - -------- -- ------- -- --------
Total from investment operations                0.22       0.38       1.05     (1.22)      (1.07)
--------------------------------------------- ------- - -------- - -------- -- ------- -- --------

Less dividends and distributions:
From net investment income                    (0.01)     (0.01)       0.00       0.00        0.00
From net realized gains                         0.00       0.00       0.00       0.00        0.00  b
                                              ------- - -------- - -------- -- ------- -- --------
Total distributions                           (0.01)     (0.01)       0.00       0.00        0.00
--------------------------------------------- ------- - -------- - -------- -- ------- -- --------

Net Asset Value, end of year                   $5.07      $4.86      $4.49      $3.44       $4.66
                                              ======= = ======== = ======== == ======= == ========

TOTAL RETURN C                                 4.46%      8.54%     30.52%     -26.18%    -18.65%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $1,266     $1,180       $935       $378        $442
--------------------------------------------- ------- - -------- - -------- -- ------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets d      1.35%      1.26%      1.49%      1.87%       2.98%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.33%      1.25%      1.48%      1.87%       2.98%
Net investment income (loss)                  -0.09%      0.38%     -0.25%     -0.67%      -1.82%
--------------------------------------------- ------- - -------- - -------- -- ------- -- --------
Portfolio turnover rate e                       126%       115%       123%       152%        144%

a. Net investment loss for the year ended December 31, 2005 aggregated less than $0.01 on a per share basis.
b. Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
c.   Sales charges are not reflected in the total return.
d. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
e. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                            YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------
CLASS B SHARES                                2005       2004       2003        2002         2001
                                             ------- -- ------- -- -------- -- -------- -- ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $4.74      $4.40       $3.40       $4.61        $5.65
-------------------------------------------- ------- -- ------- -- -------- -- -------- -- ---------

Income from investment operations:
Net investment loss                          (0.04)  b  (0.00)  a   (0.01)      (0.05)       (0.04)
Net realized and unrealized gains (losses)
on securities                                  0.21       0.34        1.01      (1.16)       (1.00)
                                             ------- -- ------- -- -------- -- -------- -- ---------
Total from investment operations               0.17       0.34        1.00      (1.21)       (1.04)
-------------------------------------------- ------- -- ------- -- -------- -- -------- -- ---------

Less dividends and distributions:
From net investment income                     0.00       0.00        0.00        0.00         0.00  c
From net realized gains                        0.00       0.00        0.00        0.00         0.00
                                             ------- -- ------- -- -------- -- -------- -- ---------
Total distributions                            0.00       0.00        0.00        0.00         0.00
-------------------------------------------- ------- -- ------- -- -------- -- -------- -- ---------

Net Asset Value, end of year                  $4.91      $4.74       $4.40       $3.40        $4.61
                                             ======= == ======= == ======== == ======== == =========

TOTAL RETURN D                                3.59%      7.73%      29.41%     -26.25%      -18.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $1,453     $2,110      $1,709      $1,013       $1,599
-------------------------------------------- ------- -- ------- -- -------- -- -------- -- ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets e     2.19%      2.01%       2.30%       2.14%        2.20%
Expenses with reimbursements,
  earnings credits and brokerage offsets      2.18%      2.00%       2.30%       2.14%        2.19%
Net investment loss                          -0.97%     -0.34%      -1.08%      -0.95%       -1.03%
-------------------------------------------- ------- -- ------- -- -------- -- -------- -- ---------
Portfolio turnover rate f                      126%       115%        123%        152%         144%

a. Net Investment loss for the year ended December 31, 2004 aggregated less than $0.01 on a per share basis.
b.   Computed using average shares outstanding throughout the year.
c. Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
d.   Sales charges are not reflected in the total return.
e. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
f. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                            YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------
CLASS C SHARES                                2005      2004        2003        2002        2001
                                             ------- - -------- - --------- - --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $4.66      $4.32       $3.34       $4.55       $5.66
-------------------------------------------- ------- - -------- - --------- - --------- - ---------

Income from investment operations:
Net investment income (loss)                 (0.03)  a    0.04        0.04      (0.07)      (0.13)
Net realized and unrealized gains (losses)
on securities                                  0.20       0.30        0.94      (1.14)      (0.98)
                                             ------- - -------- - --------- - --------- - ---------
Total from investment operations               0.17       0.34        0.98      (1.21)      (1.11)
-------------------------------------------- ------- - -------- - --------- - --------- - ---------

Less dividends and distributions:
From net investment income                   (0.01)       0.00        0.00        0.00        0.00
From net realized gains                        0.00       0.00        0.00        0.00        0.00  b
                                             ------- - -------- - --------- - --------- - ---------
Total distributions                          (0.01)       0.00        0.00        0.00        0.00
-------------------------------------------- ------- - -------- - --------- - --------- - ---------

Net Asset Value, end of year                  $4.82      $4.66       $4.32       $3.34       $4.55
                                             ======= = ======== = ========= = ========= = =========

TOTAL RETURN C                                3.68%      7.87%      29.34%     -26.59%     -19.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $2,012       $571        $357        $186        $270
-------------------------------------------- ------- - -------- - --------- - --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets d     1.98%      1.99%       2.29%       2.77%       3.17%
Expenses with reimbursements,
  earnings credits and brokerage offsets      1.96%      1.99%       2.28%       2.76%       3.16%
Net investment loss                          -0.72%     -0.24%      -1.04%      -1.55%      -2.01%
-------------------------------------------- ------- - -------- - --------- - --------- - ---------
Portfolio turnover rate  e                     126%       115%        123%        152%        144%

a.   Computed using average shares outstanding throughout the year.
b. Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
c.   Sales charges are not reflected in the total return.
d. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 1.98% (2005), 1.99% (2004), 2.29% (2003), 3.02%
     (2002), and 3.56% (2001).
e. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                            YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------------
CLASS R SHARES                                 2005      2004       2003        2002        2001
                                              ------- -- ------ -- -------- -- -------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $4.91     $4.53       $3.47       $4.74       $5.74
--------------------------------------------- ------- -- ------ -- -------- -- -------- -- --------

Income from investment operations:
Net investment income (loss)                    0.01      0.03        0.06      (0.08)      (0.01)
Net realized and unrealized gains (losses)
on securities                                   0.22      0.37        1.00      (1.19)      (0.99)
                                              ------- -- ------ -- -------- -- -------- -- --------
Total from investment operations                0.23      0.40        1.06      (1.27)      (1.00)
--------------------------------------------- ------- -- ------ -- -------- -- -------- -- --------

Less dividends and distributions:
From net investment income                    (0.01)     (0.02)       0.00        0.00        0.00
From net realized gains                         0.00      0.00        0.00        0.00        0.00  a
                                              ------- -- ------ -- -------- -- -------- -- --------
Total distributions                           (0.01)     (0.02)       0.00        0.00        0.00
--------------------------------------------- ------- -- ------ -- -------- -- -------- -- --------

Net Asset Value, end of year                   $5.13     $4.91       $4.53       $3.47       $4.74
                                              ======= == ====== == ======== == ======== == ========

TOTAL RETURN                                   4.78%     8.88%      30.55%     -26.79%     -17.39%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $270      $247        $211         $57         $51
--------------------------------------------- ------- -- ------ -- -------- -- -------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b      1.10%     1.00%       1.35%       2.95%       2.73%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.09%     1.00%       1.35%       2.95%       2.72%
Net investment income (loss)                   0.15%     0.54%      -0.12%      -1.78%      -1.68%
--------------------------------------------- ------- -- ------ -- -------- -- -------- -- --------
Portfolio turnover rate c                       126%      115%        123%        152%        144%

a. Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
b. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 1.10% (2005), 1.00% (2004), 1.35% (2003), 4.68%
     (2002), and 82.23% (2001).
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                            YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------
CLASS T SHARES                                2005      2004        2003        2002        2001
                                             ------- - -------- -- -------- - --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $4.72      $4.38       $3.39       $4.60       $5.68
-------------------------------------------- ------- - -------- -- -------- - --------- - ---------

Income from investment operations:
Net investment loss                          (0.05)  a  (0.01)      (0.23)      (0.30)      (0.09)
Net realized and unrealized gains (losses)
on securities                                  0.18       0.25        1.22      (0.91)      (0.99)
                                             ------- - -------- -- -------- - --------- - ---------
Total from investment operations               0.13       0.24        0.99      (1.21)      (1.08)
-------------------------------------------- ------- - -------- -- -------- - --------- - ---------

Less dividends and distributions:
From net investment income                     0.00       0.00        0.00        0.00        0.00
From net realized gains                        0.00       0.00        0.00        0.00        0.00  b
                                             ------- - -------- -- -------- - --------- - ---------
Total distributions                            0.00       0.00        0.00        0.00        0.00
-------------------------------------------- ------- - -------- -- -------- - --------- - ---------

Other:
Payment by Service Provider                    0.00       0.10  c     0.00        0.00        0.00
-------------------------------------------- ------- - -------- -- -------- - --------- - ---------

Net Asset Value, end of year                  $4.85      $4.72       $4.38       $3.39       $4.60
                                             ======= = ======== == ======== = ========= = =========

TOTAL RETURND                                 2.75%      7.76%      29.20%     -26.30%     -18.99%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                   $8        $32         $30         $33        $127
-------------------------------------------- ------- - -------- -- -------- - --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsetse      2.16%      1.90%       2.27%       2.47%       3.14%
Expenses with reimbursements,
  earnings credits and brokerage offsets      2.15%      1.90%       2.26%       2.46%       3.13%
Net investment loss                          -0.98%     -0.29%      -1.11%      -1.29%      -1.96%
-------------------------------------------- ------- - -------- -- -------- - --------- - ---------
Portfolio turnover rate f                      126%       115%        123%        152%        144%

a.   Computed using average shares outstanding throughout the year.
b. Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
c. A service provider reimbursed the Fund's Class T shares for losses resulting from certain shareholder adjustments which otherwise would have reduced total return by 2.28%.
d.   Sales charges are not reflected in the total return.
e. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.59% (2005), 1.90% (2004), 2.27% (2003), 3.71%
     (2002), and 6.32% (2001).
f. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

YOUR INVESTMENT

SHAREHOLDER GUIDE

THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the fund's distributor for concessions and expenses it pays to dealers and financial institutions for selling or servicing shares.


SPECIAL NOTICE CONCERNING CLASS B SHARES

Effective on or about June 1, 2006 (the "Effective Date"), the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Accordingly, beginning on the Effective Date, the discussion of Class B shares elsewhere in this prospectus is modified as described in this special notice subsection.

Existing holders of the fund's Class B shares as of the Effective Date may continue to hold their Class B shares, reinvest dividends into Class B shares of the fund and exchange their Class B shares for Class B shares of other Dreyfus Founders and Dreyfus Premier funds (as permitted by current exchange privilege rules). In addition, Class B shares may be exchanged as of the Effective Date for Class B shares of General Money Market Fund, Inc. ("GMMF"). As of the Effective Date, no new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the fund, except through a dividend reinvestment or permitted exchange. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge ("CDSC") schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect. However, as of the Effective Date, the reinvestment privilege with respect to Class B shares (which permits you to reinvest within 45 days of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued.

In addition, as of the Effective Date, exchanges of Class B shares of the fund for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("DWDMMF") will no longer be permitted. Shares held in DWDMMF through a previous exchange of Class B shares, however, may be exchanged for Class B shares of a Dreyfus Founders or Dreyfus Premier fund, or GMMF.

DECIDING WHICH CLASS OF SHARES TO BUY

THIS PROSPECTUS OFFERS CLASS A, B, C, T AND R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.


[On side panel:  Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]


WHEN YOU INVEST IN CLASS A OR CLASS T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than either Class B or Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.


A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to invest in.

----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
                                    CLASS A           CLASS B        CLASS C          CLASS T            CLASS R
----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
Initial sales charge                up to 5.75%       none           none             up to 4.50%        none
.................................... ................. .............. ................ .................. ..........
Ongoing distribution fee
(Rule 12b-1 fee)                    none              0.75%          0.75%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Ongoing shareholder service fee     0.25%             0.25%          0.25%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Contingent deferred sales charge    1% on sale of     sliding scale  1% on sale of    1% on sale of      none
                                    shares bought     over six       shares held for  shares bought
                                    within one year   years          one year or      within one year
                                    without an                       less             without an
                                    initial                                           initial
                                    sales charge as                                   sales charge as
                                    part of an                                        part of an
                                    investment of                                     investment of
                                    $1 million                                        $1 million
                                    or more                                           or more
.................................... ................. .............. ................ .................. ..........
Conversion feature                  no                yes            no               no                 no
.................................... ................. .............. ................ .................. ..........
Recommended purchase maximum        none              $100,000       $1 million       $1 million         none
.................................... ................. .............. ................ .................. ..........

CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge

     o    qualify for a reduced or waived sales charge

IF YOU INVEST $1 MILLION OR MORE (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

---------------------------------------------------------------
Class A sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              5.75%               6.10%
$50,000 to $99,999             4.50%               4.70%
$100,000 to $249,999           3.50%               3.60%
$250,000 to $499,999           2.50%               2.60%
$500,000 to $999,999           2.00%               2.00%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

CLASS T SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS T SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

THE INITIAL SALES CHARGE on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:


     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T may eventually exceed the initial sales charge differential

     o invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees


SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o    qualify for a reduced or waived sales charge

     o    are unsure of your expected holding period

---------------------------------------------------------------
Class T sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              4.50%               4.70%
$50,000 to $99,999             4.00%               4.20%
$100,000 to $249,999           3.00%               3.10%
$250,000 to $499,999           2.00%               2.00%
$500,000 to $999,999           1.50%               1.50%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION OR WAIVER of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Founders funds or Dreyfus Premier funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at WWW.DREYFUS.COM and in the fund's SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE in the following ways:

     o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of Dreyfus Founders funds and certain Dreyfus Premier funds that are subject to a sales charge. For example, if you have $1 million invested in shares of Dreyfus Founders funds or certain Dreyfus Premier funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

     o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in Dreyfus Founders funds and certain Dreyfus Premier funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

     o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in Dreyfus Founders funds or certain Dreyfus Premier funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

CLASS A SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals and entities:

     o full-time or part-time employees, and their family members, of Founders or any of its affiliates

     o board members of Founders, the Dreyfus Founders funds and any funds managed by an affiliate of Founders

     o    full-time   employees,   and  their  family   members,   of  financial
          institutions that have entered into selling agreements with the fund's distributor

     o    "wrap" accounts for the benefit of clients of financial  institutions,
          provided  they  have  entered  into  an  agreement   with  the  fund's
          distributor specifying operating policies and standards

     o qualified separate accounts maintained by an insurance company; and any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts


     o Qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Founders-managed fund, including the fund, or a Dreyfus-managed fund since February 28, 2006

     o Investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not using the proceeds of the employment-related stock options

     o Members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

CLASS A AND CLASS T SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals or entities:

     o employees participating in certain qualified or non-qualified employee benefit plans

     o shareholders in Dreyfus-sponsored IRA "Rollover Accounts" funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers.



CLASS B AND CLASS C SHARE CONSIDERATIONS


SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

DUE TO AVAILABILITY OF SALES CHARGE DISCOUNTS for Class A and Class T shares and the higher ongoing Rule 12b-1 fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class B shares sold within six years of  purchase  are subject to the  following
CDSCs:


--------------------------------------------------
Class B sales charges
                               CDSC AS A % OF
                               AMOUNT REDEEMED
FOR SHARES SOLD IN THE      SUBJECT TO THE CHARGE
--------------------------- ----------------------
First year                          4.00%
Second year                         4.00%
Third year                          3.00%
Fourth year                         3.00%
Fifth year                          2.00%
Sixth year                          1.00%
Thereafter                          none


Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders may pay higher ongoing Rule 12b-1 fees over the life of their investment.


CLASS R SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

CLASS R SHARES may be purchased by:

     o a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution

     o a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered into an agreement with the fund's distributor or a SEP-IRA

CDSC WAIVERS

THE CDSC ON CLASS A, B, C AND T SHARES may be waived in the following cases:

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

     o redemptions made within one year of death or disability of the shareholder

     o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2

     o redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

     o    redemptions from qualified and nonqualified employee benefit plans

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next

NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

GENERALLY, WHEN CALCULATING THE FUNDS' NAV, debt securities with remaining maturities of 60 days or less at the time of purchase are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.


USING FAIR VALUE TO PRICE SECURITIES may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the fund.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                       Initial              Additional
 ---------------------------------    -----------   ---------------------------
 REGULAR ACCOUNTS                     $1,000        $100

 TRADITIONAL IRAS                     $750          NO MINIMUM

 SPOUSAL IRAS                         $750          NO MINIMUM

 ROTH IRAS                            $750          NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS           $500          NO MINIMUM
                                                    AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES


YOU MAY SELL (REDEEM) SHARES at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING RECENTLY PURCHASED SHARES, please note that:
o if you send a written request to sell shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of shares by check, Dreyfus TeleTransfer or Automatic Asset Builder

 Limitations on selling shares by phone or online
 Proceeds sent by           Minimum              Maximum
                            phone/online         phone/online
 ----------------------- -- ------------------ - ---------------------------
 CHECK*                     NO MINIMUM           $250,000 PER DAY

 WIRE                       $1,000               $500,000 FOR JOINT
                                                 ACCOUNTS EVERY 30 DAYS/
                                                 $20,000 PER DAY

 DREYFUS TELETRANSFER       $500                 $500,000 FOR JOINT
                                                 ACCOUNTS EVERY 30 DAYS/
                                                 $20,000 PER DAY

 * NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o    requests to send the proceeds to a different payee or address
o    written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the fund or its operations. Founders, the fund, and the fund's distributor will not enter into arrangements with any person or group to permit frequent trading.

THE FUND RESERVES THE RIGHT TO:

     o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

     o    change its minimum or maximum investment amounts

     o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

     o redeem "in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

     o reject any purchase or exchange request, including those from any individual or group who, in our view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.


We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the fund's distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.


Although the policy and these procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.


Transactions  made  through  automatic   investment  plans,   Dreyfus  Automatic
Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.

[On side panel: Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.


HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
  DREYFUS AUTOMATIC ASSET BUILDER(R)       For making automatic investments from
                                           a designated bank account.

  DREYFUS PAYROLL SAVINGS PLAN             For making automatic investments
                                           through payroll deduction.

  DREYFUS GOVERNMENT DIRECT                For making automatic investments
  DEPOSIT PRIVILEGE                        from your federal employment, Social
                                           Security or other regular federal
                                           government check.

  DREYFUS DIVIDEND SWEEP                   For automatically reinvesting the
                                           dividends and distributions from the
                                           fund into another Dreyfus Founders
                                           fund or Dreyfus Premier fund (not
                                           available for IRAs).

For exchanging shares
  DREYFUS AUTO-EXCHANGE PRIVILEGE For making regular exchanges from the fund into another Dreyfus Founders fund or Dreyfus Premier fund.

For selling shares
  DREYFUS AUTOMATIC WITHDRAWAL PLAN       For making regular withdrawals from
                                          most funds.

                                          There will be no CDSC on Class B or
                                          Class C shares, as long as the amount
                                          of any withdrawal does not exceed, on
                                          an annual basis, 12% of the greater of
                                          the account value at the time of the
                                          first withdrawal under the plan, or at
                                          the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

---------------------------- --------------------------- ---------------------------- --------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT         TO SELL SHARES
---------------------------- --------------------------- ---------------------------- --------------------------
IN WRITING                   Complete the                Fill out an investment       Write a letter of
                             application.  Mail your     slip, and write your         instruction that
[Graphic: Pen]               application and a check     account number on your       includes:
                             to:                         check.                       o       your name(s) and
                             Dreyfus Founders Funds,     Mail the slip and the            signature(s)
                             Inc.                        check to:                    o       your account
                             Equity Growth Fund          Dreyfus Founders Funds,          number
                             P.O. Box 55268              Inc.                         o       Equity Growth
                             Boston, MA  02205-8502      Equity Growth Fund               Fund
                             Attn: Institutional         P.O. Box 55268               o       the dollar
                             Processing                  Boston, MA  02205-8502           amount you want to
                                                         Attn: Institutional              sell
                                                         Processing                   o       the share class
                                                                                      o       how and where to
                                                                                          send the proceeds

                                                                                      Obtain a signature
                                                                                      guarantee or other
                                                                                      documentation, if required
                                                                                      (see "Account Policies -
                                                                                      Selling Shares").

                                                                                      Mail your request to:
                                                                                      Dreyfus Founders Funds,
                                                                                      Inc.
                                                                                      P.O. Box 55268
                                                                                      Boston, MA  02205-8502
                                                                                      Attn: Institutional
                                                                                      Processing
---------------------------- --------------------------- ---------------------------- --------------------------

---------------------------- --------------------------- ---------------------------- --------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT         TO SELL SHARES
---------------------------- --------------------------- ---------------------------- --------------------------
BY TELEPHONE                 WIRE.  Call us to request   WIRE.  Have your bank send   WIRE.  Call us or your
                             an account application      your investment to Mellon    financial representative
[Graphic: Telephone]         and an account number.      Trust of New England,        to request your
                             Have your bank send your    N.A., with these             transaction.  Be sure
                             investment to Mellon        instructions:                the fund has your bank
                             Trust of New England,       o       ABA #011001234       account information on
                             N.A., with these            o       DDA #046485          file.  Proceeds will be
                             instructions:               o       EEC code 5650        wired to your bank.
                             o       ABA #011001234      o       Equity Growth Fund
                             o       DDA #046485         o       the share class      DREYFUS TELETRANSFER.
                             o       EEC code 5650       o       your account number  Call us or your
                             o       Equity Growth Fund  o       name(s) of           financial representative
                             o       the share class         investor(s)              to request your
                             o       your account        o       dealer number, if    transaction.  Be sure
                                 number                      applicable               the fund has your bank
                             o       name(s) of                                       account information on
                                 investor(s)  ELECTRONIC  CHECK.  Same as  file.
                             Proceeds  will be o  dealer  number  if  wire,  but
                             before your sent to your bank by
                                 applicable              14-digit account number      electronic check.
                                                         insert "275" for Class A,
                             Return your application     "276" for Class B, "277"     CHECK.  Call us or your
                             with the account number     for Class C,  "278" for      financial representative
                             on the application.         Class R, or "279" for        to request your
                                                         Class T.                     transaction.  A check
                                                                                      will be sent to the
                                                         DREYFUS TELETRANSFER.        address of record.
                                                         Request Dreyfus
                                                         TeleTransfer on your
                                                         application.  Call us to
                                                         request your transaction.
---------------------------- --------------------------- ---------------------------- --------------------------

---------------------------- --------------------------- ---------------------------- --------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT         TO SELL SHARES
---------------------------- --------------------------- ---------------------------- --------------------------
ONLINE (WWW.DREYFUS.COM)     -----                       DREYFUS TELETRANSFER.        WIRE.  Visit
                                                         Request Dreyfus              WWW.DREYFUS.COM to
[Graphic:  Mouse]                                        TeleTransfer on your         request your
                                                         application.  Visit          transaction.  Be sure
                                                         WWW.DREYFUS.COM to request   the fund has your bank
                                                         your transaction.            account information on
                                                                                      file.  Proceeds will be
                                                                                      wired to your bank.

                                                                                      DREYFUS TELETRANSFER.
                                                                                      Visit WWW.DREYFUS.COM
                                                                                      to request your
                                                                                      transaction.  Be sure
                                                                                      the fund has your bank
                                                                                      account information on
                                                                                      file.  Proceeds will be
                                                                                      sent to your bank by
                                                                                      electronic check.

                                                                                      CHECK.  Visit
                                                                                      WWW.DREYFUS.COM
                                                                                      to request your
                                                                                      transaction.  A check
                                                                                      will be sent to the
                                                                                      address of record.
---------------------------- --------------------------- ---------------------------- --------------------------
AUTOMATICALLY                WITH AN INITIAL             ALL SERVICES.  Call us or    DREYFUS AUTOMATIC
                             INVESTMENT.  Indicate on    your financial               WITHDRAWAL PLAN.  Call
[Graphic: Calendar]          your application which      representative to request    us or your financial
                             automatic service(s) you    a form to add any            representative to
                             want.  Return your          automatic investing          request a form to add
                             application with your       service (see "Services for   the plan.  Complete the
                             investment.                 Fund Investors").            form, specifying the
                                                         Complete and return the      amount and frequency of
                                                         form along with any other    withdrawals you would
                                                         required materials.          like.

                                                                                      Be sure to maintain
                                                                                      an account balance of
                                                                                      $5,000 or more.
---------------------------- --------------------------- ---------------------------- --------------------------

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.
ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

---------------------------- --------------------------- -------------------------- --------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT       TO SELL SHARES
---------------------------- --------------------------- -------------------------- --------------------------
IN WRITING                  Complete an IRA              Fill out an investment     Write a letter of
                            application, making sure     slip, and write your       instruction that includes:
[Graphic: Pen]              to specify the fund name     account number on your     o       your name and
                            and to indicate the year     check.  Indicate the           signature
                            the contribution is for.     year the contribution is   o       your account number
                                                         for.  o  Equity  Growth
Fund

                            Mail your application and                               o       the share class
                            a check to:                  Mail the slip and the      o       the dollar amount
                            The Dreyfus Trust Company,   check to:                      you want to sell
                            Custodian                    The Dreyfus Trust
                            P.O. Box 55552               Company, Custodian         o       how and where to
                            Boston, MA  02205-8568       P.O. Box 55552                 send the proceeds
                            Attn: Institutional          Boston, MA  02205-8568     o       whether the
                            Processing                   Attn: Institutional            distribution is

                                                         Processing                     qualified or premature
                                                                                    o       whether the 10%
                                                                                        TEFRA should be withheld

                                                                                    Obtain a signature guarantee
                                                                                    or other documentation, if
                                                                                    required (see "Account Policies -
                                                                                    Selling Shares").

                                                                                    Mail your request to:
                                                                                    The Dreyfus Trust Company
                                                                                    P.O. Box 55552
                                                                                    Boston, MA  02205-8568
                                                                                    Attn: Institutional
                                                                                    Processing
--------------------------- ---------------------------- -------------------------- -----------------------------

---------------------------- --------------------------- -------------------------- --------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT       TO SELL SHARES
---------------------------- --------------------------- -------------------------- --------------------------
BY TELEPHONE                -----                        WIRE.  Have your bank      -----
                                                         send your investment to
[Graphic: Telephone]                                     Mellon Trust of New
                                                         England, N.A., with
                                                         these instructions:
                                                         o       ABA #011001234
                                                         o       DDA #046485
                                                         o       EEC code 5650
                                                         o       Equity Growth
                                                             Fund
                                                         o       the share class
                                                         o       your account
                                                             number
                                                         o       name(s) of

                                                             investor(s)  o  the
                                                         contribution
                                                             year
                                                         o       dealer number,

                                                             if applicable

                                                         ELECTRONIC  CHECK. Same
                                                         as  wire,   but  before
                                                         your  14-digit  account
                                                         number insert "275" for
                                                         Class  A,   "276"   for
                                                         Class  B,   "277"   for
                                                         Class  C,   "278"   for
                                                         Class R, or  "279"  for
                                                         Class T.
--------------------------- ---------------------------- -------------------------- -----------------------------

---------------------------- --------------------------- -------------------------- --------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT       TO SELL SHARES
---------------------------- --------------------------- -------------------------- --------------------------
AUTOMATICALLY               -----                        ALL SERVICES.  Call us     SYSTEMATIC WITHDRAWAL
                                                         or your financial          Plan.  Call us to request
[Graphic: Calendar]                                      representative to          instructions to establish
                                                         request a form to add      the plan.
                                                         any automatic investing
                                                         service (see "Services
                                                         for Fund Investors").
                                                         Complete and return the
                                                         form along with any
                                                         other required
                                                         materials.  All
                                                         contributions will count
                                                         as current year
                                                         contributions.
--------------------------- ---------------------------- -------------------------- -----------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

FOR MORE INFORMATION

DREYFUS FOUNDERS EQUITY GROWTH FUND
A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
SEC FILE NO. 811-01018

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT
Describes the fund's performance, lists portfolio holdings, and contains the fund's financial statements and information from the fund's portfolio manager about market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period. The fund's most recent annual and semi-annual reports are available at WWW.DREYFUS.COM.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the fund and its policies. A current SAI is available at WWW.DREYFUS.COM and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference and legally considered a part of this prospectus.


PORTFOLIO HOLDINGS
The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at WWW.DREYFUS.COM, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings Reports. This information will be posted on on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the 15th day of the month following the month for which such information is applicable. This information will remain accessible at least until the date on which the fund files a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI.


TO OBTAIN INFORMATION:

------------------------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
------------------------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
------------------------------------------------------------

------------------------------------------------------------
ON THE INTERNET Text only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov
------------------------------------------------------------
------------------------------------------------------------
You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to PUBLICINFO@SEC.GOV, or by writing to the
SEC's Public Reference Section, Washington, DC 20549-0102.
------------------------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
GROWTH FUND


Pursuing long-term growth of capital
through investments in growth companies



P R O S P E C T U S May 1, 2006


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                               As with  all  mutual  funds,  the
                                               Securities      and      Exchange
                                               Commission  has not  approved  or
                                               disapproved  these  securities or
                                               passed upon the  adequacy of this
                                               prospectus. Any representation to
                                               the   contrary   is  a   criminal
                                               offense.

[in margin:
DREYFUS FOUNDERS GROWTH FUND
Ticker Symbols
CLASS A:  FRGDX
CLASS B:  FRGEX
CLASS C:  FRGFX
CLASS R:  FRGYX
CLASS T:  FRGZX]

CONTENTS



THE FUND
--------------------------------------------------------------------------------

   Investment Approach.......................................................206
   Main Risks................................................................206
   Past Performance..........................................................207
   Expenses..................................................................209
   More About Investment Objective, Strategies and Risks.....................210
   Management................................................................213
   Financial Highlights......................................................215


YOUR INVESTMENT
--------------------------------------------------------------------------------

   Shareholder Guide.........................................................221
   Distributions and Taxes...................................................233
   Services for Fund Investors...............................................234
   Instructions for Regular Accounts.........................................236
   Instructions for IRAs.....................................................240


FOR MORE INFORMATION
--------------------------------------------------------------------------------

SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.


Founders Asset Management LLC (Founders) manages the fund using a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. Founders uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Founders continually monitors the securities in the fund's portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. Founders also may sell a security if an event occurs that contradicts Founders' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, Founders may sell a security if better investment opportunities emerge elsewhere. Founders also may liquidate a security if Founders changes the fund's industry or sector weightings.

For more information on the securities held by the fund, see "For More Information - Portfolio Holdings."

MAIN RISKS

The principal risks of investing in this fund are:
o STOCK MARKET RISK. The market value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not Founders' assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.
o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably than other equity funds using different investment styles. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

o SECTOR RISK. The fund may overweight or underweight certain market sectors relative to its benchmark index, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.


[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
"BOTTOM-UP" APPROACH: choosing fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total returns AS OF 12/31 EACH YEAR (%)
CLASS A SHARES

  96   97    98   99       00       01       02      03     04      05
  --   --    --   --       --       --       --      --     --      --
                       -27.30   -24.89   -29.15   31.23   7.56   3.98%

BEST QUARTER:   Q2 `03 +15.99%
WORST QUARTER:  Q4 `00 -25.07%

The following table compares the performance of each share class to the performance of appropriate broad-based indexes. The fund's returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. The returns of the indexes account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/05

                                       1 Year               5 Years         Since Inception
                                                                                     (1)
                                   ---------------    -------------------- -------------------
CLASS A                                -1.98%               -5.95%               -9.90%
RETURN BEFORE TAXES

CLASS A                                -2.03%               -5.96%              -10.64%
RETURN AFTER TAXES ON
DISTRIBUTIONS

CLASS A                                -1.22%               -4.96%               -8.21%
RETURN AFTER TAXES
ON DISTRIBUTIONS AND
 SALE OF FUND SHARES

CLASS B                                -0.84%               -5.92%               -9.80%
RETURNS BEFORE TAXES

CLASS C                                2.16%                -5.57%               -9.69%
RETURNS BEFORE TAXES

CLASS R                                4.54%                -4.50%               -8.70%
RETURNS BEFORE TAXES

CLASS T                                -1.50%               -6.47%              -10.34%
RETURNS BEFORE TAXES

RUSSELL 1000 GROWTH INDEX (2)          5.26%                -3.58%               -7.01%

S&P 500 INDEX (2)                      4.91%                 0.54%               -1.13%


(1)     INCEPTION DATE 12/31/99.
(2) THE RUSSELL 1000 GROWTH INDEX IS AN UNMANAGED INDEX THAT MEASURES THE PERFORMANCE OF THE COMMON STOCKS OF THOSE COMPANIES AMONG THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE STANDARD & POOR'S (S&P) 500 INDEX IS DESIGNED TO BE REPRESENTATIVE OF THE U.S. EQUITIES MARKET AND CONSISTS OF 500 LEADING COMPANIES IN LEADING INDUSTRIES OF THE U.S. ECONOMY. IN FUTURE PROSPECTUSES, THE FUND'S PERFORMANCE WILL NO LONGER BE COMPARED TO THE S&P 500 INDEX, SINCE THE RUSSELL 1000 GROWTH INDEX IS MORE REFLECTIVE OF THE FUND'S GROWTH STYLE OF INVESTING.


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee Table                         CLASS A       CLASS B        CLASS C       CLASS R       CLASS T
-----------------------------    -----------   -----------    -----------   ----------    ----------
SHAREHOLDER TRANSACTION
FEES
(FEES PAID FROM YOUR
ACCOUNT)
Maximum front-end sales             5.75          NONE           NONE         NONE          4.50
charge on purchases % OF
OFFERING PRICE

Maximum contingent deferred       NONE(1)         4.00           1.00         NONE         NONE(1)
sales charge (CDSC) % OF
PURCHASE OR SALE PRICE,
WHICHEVER IS LESS

ANNUAL FUND OPERATING
EXPENSES (EXPENSES PAID
FROM FUND ASSETS)
% OF AVERAGE DAILY NET
ASSETS

Management fees                    0.76%         0.76%          0.76%         0.76%         0.76%

Rule 12b-1 fee                      NONE         0.75%          0.75%         NONE          0.25%

Shareholder services fee           0.25%         0.25%          0.25%         NONE          0.25%

Other expenses                     0.48%         0.55%          0.48%         0.29%         0.95%

TOTAL ANNUAL FUND OPERATING        1.49%         2.31%          2.24%         1.05%         2.21%
EXPENSES

(1) SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

[In margin: Key concepts
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services. OTHER EXPENSES: expenses paid by the fund for custodian, transfer agency and accounting agent services, and other customary fund services. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.]

Expense example
                        1 Year         3 Years        5 Years      10 Years
                        -----------    ------------   ----------   -----------
CLASS A                 $718           $1,019         $1,341       $2,252

CLASS B
WITH REDEMPTION         $634           $1,021         $1,435       $2,252*
WITHOUT REDEMPTION      $234           $721           $1,235       $2,252*

CLASS C
WITH REDEMPTION         $327           $700           $1,200       $2,575
WITHOUT REDEMPTION      $227           $700           $1,200       $2,575

CLASS R                 $107           $334           $579         $1,283

CLASS T                 $664           $1,110         $1,581       $2,880

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


This section discusses other investment strategies that may be used by the fund and provides more detailed information about the risks associated with those strategies. Although we might not use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information (SAI) contains more detailed information about the fund's investment policies and risks.


OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS. The fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.

Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.


There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instrument to make required payments or otherwise comply with the derivative instrument's terms.


SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the Securities and Exchange Commission
(SEC). The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.
o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

MANAGEMENT

Investment adviser
Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.


Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly owned subsidiary of Dreyfus Service Corporation (DSC), which is a wholly owned subsidiary of The Dreyfus Corporation (Dreyfus). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $174 billion under management in approximately 200 mutual fund portfolios as of December 31, 2005. Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial had approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management, as of December 31, 2005.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2005 was 0.76% of the fund's average daily net assets. A discussion regarding the basis for the board's approval of the fund's investment advisory agreement with Founders is available in the fund's annual report for the year ended December 31, 2005.

To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

John B. Jares, vice president of investments and chartered financial analyst, joined Founders in 2001 and has been the fund's portfolio manager since that time. Before joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

DISTRIBUTOR
The fund's distributor is Dreyfus Service Corporation. The fund's distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, the fund's distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics
The fund, Founders and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the five years ended December 31, 2005. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been audited by PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, whose report and the fund's financial statements are included in the fund's 2005 annual report, which is available upon request.

                                                             YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
CLASS A SHARES                                2005        2004        2003        2002        2001
                                             -------- -- -------- - --------- - --------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $10.53       $9.79       $7.46      $10.53      $14.02
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------

Income from investment operations:
Net investment income (loss)                  (0.03)  a     0.02  a   (0.06)      (0.06)      (0.05)
Net realized and unrealized gains (losses)
on securities                                   0.45        0.72        2.39      (3.01)      (3.44)
                                             -------- -- -------- - --------- - --------- -- --------
Total from investment operations                0.42        0.74        2.33      (3.07)      (3.49)
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------

Less dividends and distributions:
From net investment income                    (0.04)        0.00        0.00        0.00        0.00
From net realized gains                         0.00        0.00        0.00        0.00        0.00
                                             -------- -- -------- - --------- - --------- -- --------
Total distributions                           (0.04)        0.00        0.00        0.00        0.00
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------

Net Asset Value, end of year                  $10.91      $10.53       $9.79       $7.46      $10.53
                                             ======== == ======== = ========= = ========= == ========

TOTAL RETURN B                                 3.98%       7.56%      31.23%     -29.15%     -24.89%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $5,505      $6,356      $6,452      $5,149      $7,795
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c      1.49%       1.42%       1.66%       1.48%       1.21%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.47%       1.41%       1.66%       1.48%       1.20%
Net investment income (loss)                  -0.28%       0.22%      -0.59%      -0.56%      -0.47%
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------
Portfolio turnover rate d                       120%        107%        124%        139%        152%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------
CLASS B SHARES                                2005       2004         2003        2002         2001
                                             ------- -- -------- -- --------- - --------- -- ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year           $10.14       $9.50        $7.30      $10.38       $13.91
-------------------------------------------- ------- -- -------- -- --------- - --------- -- ---------

Income from investment operations:
Net investment loss                          (0.11)  a   (0.06)  a    (0.17)      (0.18)       (0.13)
Net realized and unrealized gains (losses)
on securities                                  0.43        0.70         2.37      (2.90)       (3.40)
                                             ------- -- -------- -- --------- - --------- -- ---------
Total from investment operations               0.32        0.64         2.20      (3.08)       (3.53)
-------------------------------------------- ------- -- -------- -- --------- - --------- -- ---------

Less dividends and distributions:
From net investment income                     0.00        0.00         0.00        0.00         0.00
From net realized gains                        0.00        0.00         0.00        0.00         0.00
                                             ------- -- -------- -- --------- - --------- -- ---------
Total distributions                            0.00        0.00         0.00        0.00         0.00
-------------------------------------------- ------- -- -------- -- --------- - --------- -- ---------

Net Asset Value, end of year                 $10.46      $10.14        $9.50       $7.30       $10.38
                                             ======= == ======== == ========= = ========= == =========

TOTAL RETURN B                                3.16%       6.74%       30.14%     -29.67%      -25.38%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $9,603     $12,406      $13,664     $11,603      $19,829
-------------------------------------------- ------- -- -------- -- --------- - --------- -- ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c     2.31%       2.22%        2.48%       2.22%        1.93%
Expenses with reimbursements,
  earnings credits and brokerage offsets      2.30%       2.22%        2.48%       2.22%        1.92%
Net investment loss                          -1.11%      -0.58%       -1.41%      -1.30%       -1.20%
-------------------------------------------- ------- -- -------- -- --------- - --------- -- ---------
Portfolio turnover rate d                      120%        107%         124%        139%         152%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------
CLASS C SHARES                                2005        2004        2003        2002         2001
                                             -------- -- -------- -- -------- - --------- -- ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $10.13       $9.48       $7.29      $10.36       $13.92
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------

Income from investment operations:
Net investment loss                           (0.10)  a   (0.05)  a   (0.19)      (0.26)       (0.18)
Net realized and unrealized gains (losses)
on securities                                   0.42        0.70        2.38      (2.81)       (3.38)
                                             -------- -- -------- -- -------- - --------- -- ---------
Total from investment operations                0.32        0.65        2.19      (3.07)       (3.56)
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------

Less dividends and distributions:
From net investment income                      0.00        0.00        0.00        0.00         0.00
From net realized gains                         0.00        0.00        0.00        0.00         0.00
                                             -------- -- -------- -- -------- - --------- -- ---------
Total distributions                             0.00        0.00        0.00        0.00         0.00
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------

Net Asset Value, end of year                  $10.45      $10.13       $9.48       $7.29       $10.36
                                             ======== == ======== == ======== = ========= == =========

TOTAL RETURN B                                 3.16%       6.86%      30.04%     -29.63%      -25.58%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $1,362      $1,881      $1,774      $1,528       $2,979
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c      2.24%       2.16%       2.49%       2.37%        2.11%
Expenses with reimbursements,
  earnings credits and brokerage offsets       2.22%       2.16%       2.49%       2.37%        2.10%
Net investment loss                           -1.03%      -0.49%      -1.42%      -1.46%       -1.38%
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------
Portfolio turnover rate d                       120%        107%        124%        139%         152%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
CLASS R SHARES                                 2005       2004        2003         2002        2001
                                              ------- -- -------- -- -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $10.69       $9.89       $7.50       $10.57      $14.07
--------------------------------------------- ------- -- -------- -- -------- -- --------- - ---------

Income from investment operations:
Net investment income (loss)                    0.02  a     0.07        0.01         0.01      (0.02)
Net realized and unrealized gains (losses)
on securities                                   0.47        0.73        2.38       (3.08)      (3.48)
                                              ------- -- -------- -- -------- -- --------- - ---------
Total from investment operations                0.49        0.80        2.39       (3.07)      (3.50)
--------------------------------------------- ------- -- -------- -- -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                    (0.07)        0.00        0.00         0.00        0.00
From net realized gains                         0.00        0.00        0.00         0.00        0.00
                                              ------- -- -------- -- -------- -- --------- - ---------
Total distributions                           (0.07)        0.00        0.00         0.00        0.00
--------------------------------------------- ------- -- -------- -- -------- -- --------- - ---------

Net Asset Value, end of year                  $11.11      $10.69       $9.89        $7.50      $10.57
                                              ======= == ======== == ======== == ========= = =========

TOTAL RETURN                                   4.54%       8.09%      31.87%      -29.04%     -24.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $1,982     $10,584      $8,792       $4,333      $2,023
--------------------------------------------- ------- -- -------- -- -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b      1.05%       1.03%       1.13%        1.30%       1.46%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.04%       1.03%       1.13%        1.30%       1.46%
Net investment income (loss)                   0.15%       0.65%      -0.04%       -0.34%      -0.72%
--------------------------------------------- ------- -- -------- -- -------- -- --------- - ---------
Portfolio turnover ratec                        120%        107%        124%         139%        152%

a.   Computed using average shares outstanding throughout the year.
b. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

CLASS T SHARES                                               YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
                                              2005        2004        2003        2002        2001
                                             -------- -- -------- - --------- - --------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $10.17       $9.48       $7.27      $10.38      $14.00
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------

Income from investment operations:
Net investment loss                           (0.10)  a   (0.02)  a   (0.30)      (0.56)      (0.19)
Net realized and unrealized gains (losses)
on securities                                   0.42        0.71        2.51      (2.55)      (3.43)
                                             -------- -- -------- - --------- - --------- -- --------
Total from investment operations                0.32        0.69        2.21      (3.11)      (3.62)
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------

Less dividends and distributions:
From net investment income                      0.00        0.00        0.00        0.00        0.00
From net realized gains                         0.00        0.00        0.00        0.00        0.00
                                             -------- -- -------- - --------- - --------- -- --------
Total distributions                             0.00        0.00        0.00        0.00        0.00
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------

Net Asset Value, end of year                  $10.49      $10.17       $9.48       $7.27      $10.38
                                             ======== == ======== = ========= = ========= == ========

TOTAL RETURN B                                 3.15%       7.28%      30.40%     -29.96%     -25.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                   $71        $100        $220        $208        $621
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c      2.21%       1.79%       2.22%       2.78%       2.56%
Expenses with reimbursements,
  earnings credits and brokerage offsets       2.20%       1.79%       2.22%       2.78%       2.55%
Net investment loss                           -1.01%      -0.17%      -1.15%      -1.89%      -1.83%
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------
Portfolio turnover rate d                       120%        107%        124%        139%        152%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios. d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

YOUR INVESTMENT

SHAREHOLDER GUIDE

THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the fund's distributor for concessions and expenses it pays to dealers and financial institutions for selling or servicing shares.


SPECIAL NOTICE CONCERNING CLASS B SHARES

Effective on or about June 1, 2006 (the "Effective Date"), the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Accordingly, beginning on the Effective Date, the discussion of Class B shares elsewhere in this prospectus is modified as described in this special notice subsection.

Existing holders of the fund's Class B shares as of the Effective Date may continue to hold their Class B shares, reinvest dividends into Class B shares of the fund and exchange their Class B shares for Class B shares of other Dreyfus Founders and Dreyfus Premier funds (as permitted by current exchange privilege rules). In addition, Class B shares may be exchanged as of the Effective Date for Class B shares of General Money Market Fund, Inc. ("GMMF"). As of the Effective Date, no new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the fund, except through a dividend reinvestment or permitted exchange. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge ("CDSC") schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect. However, as of the Effective Date, the reinvestment privilege with respect to Class B shares (which permits you to reinvest within 45 days of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued.

In addition, as of the Effective Date, exchanges of Class B shares of the fund for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("DWDMMF") will no longer be permitted. Shares held in DWDMMF through a previous exchange of Class B shares, however, may be exchanged for Class B shares of a Dreyfus Founders or Dreyfus Premier fund, or GMMF.

DECIDING WHICH CLASS OF SHARES TO BUY

THIS PROSPECTUS OFFERS CLASS A, B, C, T AND R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.


[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]


WHEN YOU INVEST IN CLASS A OR CLASS T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than either Class B or Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.


A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to invest in.

----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
                                    CLASS A           CLASS B        CLASS C          CLASS T            CLASS R
----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
Initial sales charge                up to 5.75%       none           none             up to 4.50%        none
.................................... ................. .............. ................ .................. ..........
Ongoing distribution fee
(Rule 12b-1 fee)                    none              0.75%          0.75%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Ongoing shareholder service fee     0.25%             0.25%          0.25%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Contingent deferred sales charge    1% on sale of     sliding scale  1% on sale of    1% on sale of      none
                                    shares bought     over six       shares held for  shares bought
                                    within one year   years          one year or      within one year
                                    without an                       less             without an
                                    initial                                           initial
                                    sales charge as                                   sales charge as
                                    part of an                                        part of an
                                    investment of                                     investment of
                                    $1 million                                        $1 million
                                    or more                                           or more
.................................... ................. .............. ................ .................. ..........
Conversion feature                  no                yes            no               no                 no
.................................... ................. .............. ................ .................. ..........
Recommended purchase maximum        none              $100,000       $1 million       $1 million         none
.................................... ................. .............. ................ .................. ..........

CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge

     o    qualify for a reduced or waived sales charge

IF YOU INVEST $1 MILLION OR MORE (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

---------------------------------------------------------------
Class A sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              5.75%               6.10%
$50,000 to $99,999             4.50%               4.70%
$100,000 to $249,999           3.50%               3.60%
$250,000 to $499,999           2.50%               2.60%
$500,000 to $999,999           2.00%               2.00%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

CLASS T SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS T SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

THE INITIAL SALES CHARGE ON CLASS A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:


     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T may eventually exceed the initial sales charge differential

     o invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees


SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o    qualify for a reduced or waived sales charge

     o    are unsure of your expected holding period

---------------------------------------------------------------
Class T sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              4.50%               4.70%
$50,000 to $99,999             4.00%               4.20%
$100,000 to $249,999           3.00%               3.10%
$250,000 to $499,999           2.00%               2.00%
$500,000 to $999,999           1.50%               1.50%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION OR WAIVER of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Founders funds or Dreyfus Premier funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at WWW.DREYFUS.COM and in the fund's SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE in the following ways:

     o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of Dreyfus Founders funds and certain Dreyfus Premier funds that are subject to a sales charge. For example, if you have $1 million invested in shares of Dreyfus Founders funds or certain Dreyfus Premier funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

     o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in Dreyfus Founders funds and certain Dreyfus Premier funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

     o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in Dreyfus Founders funds or certain Dreyfus Premier funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

CLASS A SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals and entities:

     o full-time or part-time employees, and their family members, of Founders or any of its affiliates

     o board members of Founders, the Dreyfus Founders funds and any funds managed by an affiliate of Founders

     o    full-time   employees,   and  their  family   members,   of  financial
          institutions that have entered into selling agreements with the fund's distributor

     o    "wrap" accounts for the benefit of clients of financial  institutions,
          provided  they  have  entered  into  an  agreement   with  the  fund's
          distributor specifying operating policies and standards

     o qualified separate accounts maintained by an insurance company; and any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts


     o Qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Founders-managed fund, including the fund, or a Dreyfus-managed fund since February 28, 2006

     o Investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not using the proceeds of the employment-related stock options

     o Members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

CLASS A AND CLASS T SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals or entities:

     o employees participating in certain qualified or non-qualified employee benefit plans

     o shareholders in Dreyfus-sponsored IRA "Rollover Accounts" funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers.


CLASS B AND CLASS C SHARE CONSIDERATIONS


SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

DUE TO AVAILABILITY OF SALES CHARGE DISCOUNTS for Class A and Class T shares and the higher ongoing Rule 12b-1 fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class B shares sold within six years of  purchase  are subject to the  following
CDSCs:


--------------------------------------------------
Class B sales charges
                               CDSC AS A % OF
                              AMOUNT REDEEMED
FOR SHARES SOLD IN THE     SUBJECT TO THE CHARGE
-------------------------- -----------------------
First year                         4.00%
Second year                        4.00%
Third year                         3.00%
Fourth year                        3.00%
Fifth year                         2.00%
Sixth year                         1.00%
Thereafter                          none


Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders may pay higher ongoing Rule 12b-1 fees over the life of their investment.


CLASS R SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

CLASS R SHARES may be purchased by:

     o a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution

     o a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered into an agreement with the fund's distributor or a SEP-IRA

CDSC WAIVERS

THE CDSC ON CLASS A, B, C AND T SHARES may be waived in the following cases:

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

     o redemptions made within one year of death or disability of the shareholder

     o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2

     o redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

     o    redemptions from qualified and nonqualified employee benefit plans

BUYING SHARES

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

GENERALLY, WHEN CALCULATING THE FUND'S NAV, debt securities with remaining maturities of 60 days or less at the time of purchase are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.


USING FAIR VALUE TO PRICE SECURITIES may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the fund.

ORDERS TO BUY AND SELL SHARES RECEIVED by dealers by the close of trading on the NYSE and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                      Initial       Additional
 ---------------------------------    -----------   --------------------
 REGULAR ACCOUNTS                     $1,000        $100

 TRADITIONAL IRAS                     $750          NO MINIMUM

 SPOUSAL IRAS                         $750          NO MINIMUM

 ROTH IRAS                            $750          NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS           $500          NO MINIMUM
                                                    AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES


YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING RECENTLY PURCHASED SHARES, please note that:
o if you send a written request to sell shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of shares by check, Dreyfus TeleTransfer or Automatic Asset Builder


Limitations on selling shares by phone or online
Proceeds sent by        Minimum               Maximum   phone/online
                        phone/online
--------------------- - ------------------ -- ------------------------
CHECK*                  NO MINIMUM            $250,000 PER DAY

WIRE                    $1,000                $500,000 FOR JOINT
                                              ACCOUNTS EVERY 30
                                              DAYS/ $20,000 PER DAY

DREYFUS TELETRANSFER    $500                  $500,000 FOR JOINT
                                              ACCOUNTS EVERY 30
                                              DAYS/ $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:
o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o    requests to send the proceeds to a different payee or address
o    written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online transactions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the fund or its operations. Founders, the fund, and the fund's distributor will not enter into arrangements with any person or group to permit frequent trading.

THE FUND RESERVES THE RIGHT TO:

     o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

     o    change its minimum or maximum investment amounts

     o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

     o redeem "in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

     o reject any purchase or exchange request, including those from any individual or group who, in our view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.


We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the fund's distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.


Although the policy and these procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.


Transactions  made  through  automatic   investment  plans,   Dreyfus  Automatic
Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.

 [On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.


HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
  DREYFUS AUTOMATIC ASSET BUILDER(R)      For making automatic investments from
                                          a designated bank account.

  DREYFUS PAYROLL SAVINGS PLAN            For making automatic investments
                                          through payroll deduction.

  DREYFUS GOVERNMENT DIRECT DEPOSIT       For making automatic investments from
  PRIVILEGE                               your federal employment, Social
                                          Security or other regular federal
                                          government check.

  DREYFUS DIVIDEND SWEEP                  For automatically reinvesting the
                                          dividends and distributions from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund (not
                                          available for IRAs).

For exchanging shares
  DREYFUS AUTO-EXCHANGE PRIVILEGE         For making regular exchanges from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund.

For selling shares
  DREYFUS AUTOMATIC WITHDRAWAL PLAN       For making regular withdrawals from
                                          most funds.

                                          There will be no CDSC on Class B or
                                          Class C shares, as long as the amount
                                          of any withdrawal does not exceed, on
                                          an annual basis, 12% of the greater of
                                          the account value at the time of the
                                          first withdrawal under the plan, or at
                                          the time of the subsequent withdrawal.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

------------------------ --------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ --------------------------- ---------------------------- ---------------------------
IN WRITING               Complete the                Fill out an investment       Write a letter of
                         application.  Mail your     slip, and write your         instruction that includes:
[Graphic: pen]           application and a check     account number on your       o       your name(s) and
                         to:                         check.                           signature(s)
                         Dreyfus Founders Funds,     Mail the slip and the        o       your account
                         Inc.                        check to:                        number
                         Growth Fund                 Dreyfus Founders Funds,      o       Growth Fund
                         P.O. Box 55268              Inc.                         o       the dollar amount
                         Boston, MA  02205-8502      Growth Fund                      you want to sell
                         Attn: Institutional         P.O. Box 55268               o       the share class
                         Processing                  Boston, MA  02205-8502       o       how and where to
                                                     Attn: Institutional              send the proceeds
                                                     Processing

                                                                                  Obtain a signature guarantee
                                                                                  or other documentation, if
                                                                                  required (see "Account Policies -
                                                                                  - Selling Shares").

                                                                                  Mail your request to:
                                                                                  Dreyfus Founders Funds,
                                                                                  Inc.
                                                                                  P.O. Box 55268
                                                                                  Boston, MA  02205-8502
                                                                                  Attn: Institutional
                                                                                  Processing
------------------------ --------------------------- ---------------------------- ---------------------------

------------------------ --------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ --------------------------- ---------------------------- ---------------------------
BY TELEPHONE             WIRE Call us to request     WIRE Have your bank          WIRE Call us or your
                         an account application and  send your investment to      financial representative
[Graphic: Telephone]     an account number           Mellon Trust of New          to request your
                         Have your bank send your    England, N.A., with these    transaction.  Be sure the
                         investment to Mellon        instructions:                fund has your bank
                         Trust of New England,       o       ABA #011001234       account information on
                         N.A., with these            o       DDA #046485          file.  Proceeds will be
                         instructions:               o       EEC code 5650        wired to your bank.
                         o       ABA #011001234      o       Growth Fund
                         o       DDA #046485         o       the share class      DREYFUS TELETRANSFER
                         o       EEC code 5650       o       your account number  Call us or your financial
                         o       Growth Fund         o       name(s) of           representative to request
                         o       the share class         investor(s)              your transaction.  Be
                         o       your account        o       dealer number, if    sure the fund has your
                             number                      applicable               bank account information
                         o       name(s) of                                       on file.  Proceeds will
                             investor(s)             ELECTRONIC CHECK  Same as    be sent to your bank by
                         o dealer  number if         wire,  but before your       electronic check.
                             applicable              14-digit account number
                                                     insert "213" for Class A,    CHECK  Call us or your
                         Return your application     "214" for Class B, "215"     financial representative
                         with the account number     for Class C,  "216" for      to request your
                         on the application.         Class R, or "217" for        transaction.  A check
                                                     Class T.                     will be sent to the
                                                                                  address of record.
                                                     DREYFUS TELETRANSFER
                                                     Request Dreyfus
                                                     TeleTransfer on your
                                                     application. Call us to
                                                     request your transaction.
------------------------ --------------------------- ---------------------------- ---------------------------

------------------------ --------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ --------------------------- ---------------------------- ---------------------------
ONLINE                   -----                       DREYFUS TELETRANSFER         WIRE  Visit
(WWW.DREYFUS.COM)                                    Request Dreyfus              WWW.DREYFUS.COM to
                                                     TeleTransfer on your         request your
[Graphic:  Mouse]                                    application.  Visit          transaction.  Be sure the
                                                     WWW.DREYFUS.COM to request   fund has your bank
                                                     your transaction.            account information on
                                                                                  file.  Proceeds will be
                                                                                  wired to your bank.

                                                                                  DREYFUS TELETRANSFER
                                                                                  Visit WWW.DREYFUS.COM
                                                                                  to request your transaction.
                                                                                  Be sure the fund has your bank
                                                                                  account information on file.
                                                                                  Proceeds will be sent to your
                                                                                  your bank by electronic check.

                                                                                  CHECK  Visit WWW.DREYFUS.COM
                                                                                  to request your transaction.
                                                                                  A check will be sent to the
                                                                                  address of record.
------------------------ --------------------------- ---------------------------- ---------------------------

------------------------ --------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ --------------------------- ---------------------------- ---------------------------
AUTOMATICALLY            WITH AN INITIAL             ALL SERVICES  Call us or     DREYFUS AUTOMATIC
                         investment  Indicate on     your financial               WITHDRAWAL PLAN  Call us
[Graphic: Calendar]      your application which      representative to request    or your financial
                         automatic service(s) you    a form to add any            representative to request
                         want.  Return your          automatic investing          a form to add the plan.
                         application with your       service (see "Services for   Complete the form,
                         investment.                 Fund investors").            specifying the amount and
                                                     Complete and return the      frequency of withdrawals
                                                     form along with any other    you would like.
                                                     required materials.

                                                                                  Be sure to maintain an
                                                                                  account balance of
                                                                                  $5,000 or more.
------------------------ --------------------------- ---------------------------- ---------------------------

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.



[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.
ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

------------------------ --------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ --------------------------- --------------------------- ---------------------------
IN WRITING              Complete an IRA              Fill out an investment      Write a letter of
                        application, making sure     slip, and write your        instruction that includes:
[Graphic: pen]          to specify the fund name     account number on your      o       your name and
                        and to indicate the year     check.  Indicate the year       signature
                        the contribution is for.     the contribution is for.    o       your account number
                                                                                 o       Growth Fund

                        Mail your application and    Mail the slip and the       o       the share class
                        a check to:                  check to:                   o       the dollar amount
                        The Dreyfus Trust Company,   The Dreyfus Trust               you want to sell
                        Custodian                    Company, Custodian
                        P.O. Box 55552               P.O. Box 55552              o       how and where to
                        Boston, MA  02205-8568       Boston, MA  02205-8568          send the proceeds
                        Attn: Institutional          Attn: Institutional         o       whether the
                        Processing                   Processing                      distribution is

                                                                                     qualified or premature
                                                                                 o       whether the 10%
                                                                                     TEFRA should be
                                                                                     withheld

                                                                                 Obtain a signature guarantee
                                                                                 or other documentation, if
                                                                                 required (see "Account Policies -
                                                                                 Selling Shares").

                                                                                 Mail your request to:
                                                                                 The Dreyfus Trust Company
                                                                                 P.O. Box 55552
                                                                                 Boston, MA  02205-8568
                                                                                 Attn: Institutional
                                                                                 Processing
----------------------- ---------------------------- --------------------------- ----------------------------

------------------------ --------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ --------------------------- --------------------------- ---------------------------
BY TELEPHONE            -----                        WIRE  Have your bank send   -----
                                                     your investment to Mellon
[Graphic: Telephone]                                 Trust of New England,
                                                     N.A., with these
                                                     instructions:
                                                     o       ABA # 011001234
                                                     o       DDA #046485
                                                     o       EEC code 5650
                                                     o       Growth Fund
                                                     o       the share class
                                                     o       your account
                                                         number
                                                     o       name(s) of

                                                         investor(s)    o    the
                                                     contribution
                                                         year
                                                     o       dealer number, if

                                                         applicable

                                                     ELECTRONIC  CHECK  Same  as
                                                     wire,   but   before   your
                                                     14-digit   account   number
                                                     insert  "213"  for Class A,
                                                     "214"  for  Class B,  "215"
                                                     for  Class  C,   "216"  for
                                                     Class R, or "217" for Class
                                                     T.
----------------------- ---------------------------- --------------------------- ----------------------------

------------------------ --------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ --------------------------- --------------------------- ---------------------------
AUTOMATICALLY           -----                        ALL SERVICES  Call us or    SYSTEMATIC WITHDRAWAL
                                                     your financial              Plan  Call us to request
[Graphic: xxx]                                       representative to request   instructions to establish
                                                     a form to add any           the plan.
                                                     automatic investing
                                                     service (see "Services
                                                     for Fund Investors".
                                                     Complete and return the
                                                     form along with any other
                                                     required materials.  All
                                                     contributions will count
                                                     as current year
                                                     contributions.
----------------------- ---------------------------- --------------------------- ----------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

FOR MORE INFORMATION

DREYFUS FOUNDERS GROWTH FUND
A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
SEC FILE NO. 811-01018

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT
Describes the fund's performance, lists portfolio holdings, and contains the fund's financial statements and information from the fund's portfolio manager about market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period. The fund's most recent annual and semi-annual reports are available at WWW.DREYFUS.COM.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the fund and its policies. A current SAI is available at WWW.DREYFUS.COM and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference and legally considered a part of this prospectus.


PORTFOLIO HOLDINGS
The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at WWW.DREYFUS.COM, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings Reports. This information will be posted on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the 15th day of the month following the month for which such information is applicable. This information will remain accessible at least until the date on which the fund files a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI.


TO OBTAIN INFORMATION:

--------------------------------------------------------
BY TELEPHONE
Call your financial representative or 1-800-554-4611
--------------------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
--------------------------------------------------------

--------------------------------------------------------
ON THE  INTERNET  Text only  versions of certain  fund
documents  can be viewed online or downloaded from
http://www.sec.gov
--------------------------------------------------------
You can also obtain copies, after paying a duplicating
fee, by visiting the SEC's Public Reference Room in
Washington, DC (for information, call 1-202-942-8090)
or by E-mail request to PUBLICINFO@SEC.GOV, or by
writing to the SEC's Public Reference Section,
Washington, DC 20549-0102.
--------------------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
INTERNATIONAL EQUITY FUND


Pursuing long-term growth of capital
through investments in foreign securities



P R O S P E C T U S May 1, 2006


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                            As  with  all  mutual   funds,   the
                                            Securities  and Exchange  Commission
                                            has  not  approved  or   disapproved
                                            these  securities or passed upon the
                                            adequacy  of  this  prospectus.  Any
                                            representation  to the contrary is a
                                            criminal offense.

[in margin:
DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
Ticker Symbols
CLASS A:  FOIAX
CLASS B:  FOIDX
CLASS C:  FOICX
CLASS R:  FOIRX
CLASS T:  FOIUX]

CONTENTS



THE FUND
--------------------------------------------------------------------------------

   Investment Approach.......................................................247
   Main Risks................................................................247
   Past Performance..........................................................249
   Expenses..................................................................251
   More About Investment Objective, Strategies and Risks.....................252
   Management................................................................255
   Financial Highlights......................................................257


YOUR INVESTMENT
--------------------------------------------------------------------------------

   Shareholder Guide.........................................................263
   Distributions and Taxes...................................................275
   Services for Fund Investors...............................................276
   Instructions for Regular Accounts.........................................278
   Instructions for IRAs.....................................................281


FOR MORE INFORMATION
--------------------------------------------------------------------------------

SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund, an international fund, seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The fund's policy of normally investing at least 80% of its net assets in foreign equity securities may not be changed unless at least 60 days' prior written notice of the change is given to fund shareholders. The fund will not invest more than 50% of its assets in the securities of any one foreign country. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.


THE TERM "NET ASSETS" AS USED IN THE PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES.

Founders Asset Management LLC (Founders) manages the fund using a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. Founders uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Founders continually monitors the securities in the fund's portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. Founders also may sell a security if an event occurs that contradicts Founders' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, Founders may sell a security if better investment opportunities emerge elsewhere. Founders also may liquidate a security if Founders changes the fund's industry sector or country weightings.

For more information on the securities held by the fund, see "For More Information - Portfolio Holdings."


MAIN RISKS


The principal risks of investing in this fund are:
o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:
o MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.
o REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards are generally less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The fund may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.
o CURRENCY RISK. The fund's assets are invested primarily in foreign securities. Since substantially all of its revenue is received in foreign currencies, the fund's net asset value will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The fund pays dividends, if any, in U.S. dollars and incurs currency conversion costs.
o POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the fund; and political, economic, or social instability.

o COUNTRY AND SECTOR ALLOCATION RISK. While the portfolio managers use the country and sector weightings of the Fund's benchmark index as a guide in structuring the Fund's portfolio, they may overweight or underweight certain countries or sectors relative to the index. This may cause the Fund's performance to be more or less sensitive to developments affecting those countries or sectors.

o DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and can cause the fund to lose money on its investments. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


[On side panel: Key concepts
INTERNATIONAL FUND: a type of mutual fund that generally invests in securities traded anywhere in the world, except the United States.
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
FOREIGN SECURITIES: securities of issuers, wherever organized, that have their principal business activities outside of the United States. Founders considers where the issuer's assets are located, whether the majority of the issuer's gross income is earned outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States.]

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total returns AS OF 12/31 EACH YEAR (%)
CLASS A SHARES

  96   97   98   99       00       01       02      03      04       05
  --   --   --   --       --       --       --      --      --       --
                      -17.60   -30.44   -28.19   36.84   22.69   13.93%

BEST QUARTER:         Q4 `03 +17.83%
WORST QUARTER:        Q3 `02 -22.45%

The following table compares the performance of each share class to the performance of appropriate broad-based indexes. The fund's returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. The returns of the indexes account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/05

Share class                          1 Year          5 Years     Since Inception
                                                                             (1)
CLASS A                               7.35%          -2.07%               -4.85%
RETURNS BEFORE TAXES

CLASS A                               7.21%          -2.16%               -5.52%
RETURNS AFTER TAXES
ON DISTRIBUTIONS

CLASS A                               4.96%          -1.77%               -4.35%
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                               9.02%          -2.04%               -4.77%
RETURNS BEFORE TAXES

CLASS C                              12.05%          -1.66%               -4.66%
RETURNS BEFORE TAXES

CLASS R                              14.22%          -0.59%               -3.62%
RETURNS BEFORE TAXES

CLASS T                               8.52%          -2.05%               -4.88%
RETURNS BEFORE TAXES

MORGAN STANLEY CAPITAL               14.47%           4.92%                1.62%

INTERNATIONAL WORLD EX U.S.
INDEX (2)

MORGAN STANLEY CAPITAL               14.41%           2.17%               -2.79%
INTERNATIONAL WORLD EX U.S.
GROWTH INDEX (2)



(1) INCEPTION DATE 12/31/99.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX MEASURES GLOBAL DEVELOPED MARKET EQUITY PERFORMANCE OUTSIDE OF THE UNITED STATES. THE MSCI WORLD EX U.S. GROWTH INDEX MEASURES GLOBAL DEVELOPED MARKET EQUITY PERFORMANCE OF GROWTH SECURITIES OUTSIDE OF THE UNITED STATES. THE FUND'S AVERAGE ANNUAL TOTAL RETURNS REFLECT THE EXPENSE LIMITATION DESCRIBED BELOW UNDER "EXPENSES."


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table (1)                                  CLASS A     CLASS B      CLASS C      CLASS R     CLASS T
-------------------------------------------    ---------   ---------    ---------    --------    ---------
SHAREHOLDER TRANSACTION FEES (FEES PAID
FROM YOUR ACCOUNT)

Maximum front-end sales charge on                  5.75        NONE         NONE        NONE         4.50
purchases
% OF OFFERING PRICE

Maximum contingent deferred sales charge       NONE (2)        4.00         1.00        NONE     NONE (1)
(CDSC)
% OF PURCHASE OR SALE PRICE, WHICHEVER IS
LESS

ANNUAL FUND OPERATING EXPENSES (EXPENSES
PAID FROM FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS

Management fees                                    0.75        0.75         0.75        0.75         0.75

Rule 12b-1 fee                                     NONE        0.75         0.75        NONE         0.25

Shareholder services fee                           0.25        0.25         0.25        NONE         0.25

Other expenses                                     0.90        1.04         0.94        2.35         1.31

EXPENSE REIMBURSEMENT (3)                        (0.46)      (0.60)       (0.49)      (1.90)       (0.87)
TOTAL ANNUAL FUND OPERATING EXPENSES (3)           1.44        2.19         2.20        1.20         1.69

1 THE EXPENSE INFORMATION IN THE FEE TABLE HAS BEEN RESTATED TO REFLECT CURRENT FEES.
2 SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.
3 FOUNDERS HAS AGREED TO PERMANENTLY LIMIT THE TOTAL EXPENSES OF THE FUND PURSUANT TO A WRITTEN CONTRACTUAL COMMITMENT SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES WILL NOT EXCEED CLASS A - 1.40%; CLASS B AND C - 2.15%; CLASS R - 1.15% AND CLASS T - 1.65%. THESE EXPENSE LIMITS ARE NET OF BROKERAGE OFFSETS AND CREDITS EARNED ON CASH BALANCES HELD BY THE FUND'S CUSTODIAN. THE TOTAL ANNUAL FUND OPERATING EXPENSES SHOWN ABOVE ARE NOT NET OF THESE OFFSETS AND CREDITS.


[In margin: Key concepts
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.
RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.
OTHER EXPENSES: expenses paid by the fund for custodian, transfer agency and accounting agent services, and other customary fund services. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.]

Expense example
                         1 Year        3 Years         5 Years         10 Years
                        ----------   ------------    -------------   ----------
CLASS A                   $709          $993            $1,297          $2,158

CLASS B
WITH REDEMPTION           $618          $973            $1,354          $2,117*
WITHOUT REDEMPTION        $218          $673            $1,154          $2,117*

CLASS C
WITH REDEMPTION           $318          $673            $1,154          $2,483
WITHOUT REDEMPTION        $218          $673            $1,154          $2,483

CLASS R                   $117          $365             $633           $1,398

CLASS T                   $610          $947            $1,307          $2,317

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. These examples are based on total annual fund operating expenses, which reflect Founders' permanent management fee waiver and expense limitation.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


This section discusses other investment strategies that may be used by the fund and provides more detailed information about the risks associated with those strategies. Although we might not use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information (SAI) contains more detailed information about the fund's investment policies and risks.


OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS. The fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.

Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.


There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instrument to make required payments or otherwise comply with the derivative instrument's terms.


SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the Securities and Exchange Commission
(SEC). The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

o EMERGING MARKETS RISK. The fund may invest in emerging markets. These are markets in countries that are considered to be in the initial stages of the industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.
o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.

o STOCK MARKET RISK. The market value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.


MANAGEMENT

Investment adviser
Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.


Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly owned subsidiary of Dreyfus Service Corporation (DSC), which is a wholly owned subsidiary of The Dreyfus Corporation (Dreyfus). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $174 billion under management in approximately 200 mutual fund portfolios as of December 31, 2005. Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial had approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management, as of December 31, 2005.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2005 was 0.75% of the fund's average daily net assets. A discussion regarding the basis for the board's approval of the fund's investment advisory agreement with Founders is available in the fund's annual report for the year ended December 31, 2005.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio managers. Through participation in the team process, the managers use the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

The fund is co-managed by three portfolio managers, Remi J. Browne, Daniel B. LeVan and Jeffrey R. Sullivan. Each is a chartered financial analyst and has been employed by Founders since 2003. Messrs. Browne and LeVan began co-managing the fund in March 2003, and Mr. Sullivan became an additional co-manager in June 2004. Mr. Browne is also a senior vice president of The Boston Company Asset Management, LLC (The Boston Company), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC (Standish Mellon), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since July 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to July 2003. Mr. Sullivan is a vice president of The Boston Company, where he has been employed since 2003. Mr. Sullivan was formerly an assistant vice president and research analyst at Standish Mellon from 1998 to 2003.

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

DISTRIBUTOR
The fund's distributor is Dreyfus Service Corporation. The fund's distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.

Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, the fund's distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

CODE OF ETHICS
The fund, Founders and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the five years ended December 31, 2005. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been audited by PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, whose report and the fund's financial statements are included in the fund's 2005 annual report, which is available upon request.

                                                           YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------
CLASS A SHARES                                2005        2004      2003       2002        2001
                                             -------- -- ------- - -------- - -------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $11.90      $9.77      $7.19     $10.03      $14.42
-------------------------------------------- -------- -- ------- - -------- - -------- -- --------

Income from investment operations:
Net investment income (loss)                    0.12       0.08       0.06       0.01        0.00  a
Net realized and unrealized gains (losses)
on securities                                   1.54       2.14       2.59     (2.84)      (4.39)
                                             -------- -- ------- - -------- - -------- -- --------
Total from investment operations                1.66       2.22       2.65     (2.83)      (4.39)
-------------------------------------------- -------- -- ------- - -------- - -------- -- --------

Less dividends and distributions:
From net investment income                    (0.12)     (0.09)     (0.07)     (0.01)        0.00
From net realized gains                         0.00       0.00       0.00       0.00        0.00
                                             -------- -- ------- - -------- - -------- -- --------
Total distributions                           (0.12)     (0.09)     (0.07)     (0.01)        0.00
-------------------------------------------- -------- -- ------- - -------- - -------- -- --------

Net Asset Value, end of year                  $13.44     $11.90      $9.77      $7.19      $10.03
                                             ======== == ======= = ======== = ======== == ========

TOTAL RETURN B                                13.93%     22.69%     36.84%    -28.19%     -30.44%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)               $25,519     $25,076   $22,432    $18,217     $29,151
-------------------------------------------- -------- -- ------- - -------- - -------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c      1.44%      1.42%      1.41%      1.40%       1.46%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.40%      1.40%      1.40%      1.40%       1.44%
Net investment income (loss)                   0.94%      0.74%      0.80%      0.13%      -0.74%
-------------------------------------------- -------- -- ------- - -------- - -------- -- --------
Portfolio turnover rate d                        54%        85%       144%       220%        213%

a. Net investment loss for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
b.   Sales charges are not reflected in the total return.
c. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.15% (2005), 2.05% (2004), 2.48% (2003), 2.18%
     (2002), 1.78% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------
CLASS B SHARES                                2005        2004        2003         2002        2001
                                             -------- -- -------- -- -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $11.63       $9.55       $7.03        $9.87      $14.29
-------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------

Income from investment operations:
Net investment income (loss)                    0.02  a     0.00  a,b (0.08)       (0.11)      (0.12)
Net realized and unrealized gains (losses)
on securities                                   1.49        2.08        2.61       (2.73)      (4.30)
                                             -------- -- -------- -- -------- -- --------- - ---------
Total from investment operations                1.51        2.08        2.53       (2.84)      (4.42)
-------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                    (0.02)        0.00      (0.01)         0.00        0.00
From net realized gains                         0.00        0.00        0.00         0.00        0.00
                                             -------- -- -------- -- -------- -- --------- - ---------
Total distributions                           (0.02)        0.00      (0.01)         0.00        0.00
-------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------

Net Asset Value, end of year                  $13.12      $11.63       $9.55        $7.03       $9.87
                                             ======== == ======== == ======== == ========= = =========

TOTAL RETURN C                                13.02%      21.78%      35.95%      -28.77%     -30.93%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $1,966      $2,281      $2,372       $2,201      $3,786
-------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets d      2.19%       2.16%       2.16%        2.16%       2.28%
Expenses with reimbursements,
  earnings credits and brokerage offsets       2.15%       2.15%       2.15%        2.15%       2.26%
Net investment income (loss)                   0.21%       0.00%       0.07%       -0.61%      -1.03%
-------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------
Portfolio turnover rate e                        54%         85%        144%         220%        213%

a.   Computed using average shares outstanding throughout the year.
b. Net investment income for the year ended December 31, 2004 aggregated less than $0.01 on a per share basis.
c.   Sales charges are not reflected in the total return.
d. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 3.04% (2005), 2.85% (2004), 3.32% (2003), 2.91%
     (2002), and 2.67% (2001).
e. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                               YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
CLASS C SHARES                                  2005       2004         2003        2002         2001
                                               -------- - -------- --- -------- -- -------- -- ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $11.61      $9.53        $7.02       $9.86       $14.27
---------------------------------------------- -------- - -------- --- -------- -- -------- -- ---------

Income from investment operations:
Net investment income (loss)                      0.02  a    0.00  a,b  (0.26)      (0.29)       (0.16)
Net realized and unrealized gains (losses)
on securities                                     1.50       2.08         2.77      (2.55)       (4.25)
                                               -------- - -------- --- -------- -- -------- -- ---------
Total from investment operations                  1.52       2.08         2.51      (2.84)       (4.41)
---------------------------------------------- -------- - -------- --- -------- -- -------- -- ---------

Less dividends and distributions:
From net investment income                      (0.04)       0.00         0.00        0.00         0.00
From net realized gains                           0.00       0.00         0.00        0.00         0.00
                                               -------- - -------- --- -------- -- -------- -- ---------
Total distributions                             (0.04)       0.00         0.00        0.00         0.00
---------------------------------------------- -------- - -------- --- -------- -- -------- -- ---------

Net Asset Value, end of year                    $13.09     $11.61        $9.53       $7.02        $9.86
                                               ======== = ======== === ======== == ======== == =========

TOTAL RETURN C                                  13.05%     21.83%       35.76%     -28.80%      -30.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                    $584       $476         $482        $532       $1,429
---------------------------------------------- -------- - -------- --- -------- -- -------- -- ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets d        2.20%      2.16%        2.16%       2.16%        2.29%
Expenses with reimbursements,
  earnings credits and brokerage offsets         2.15%      2.15%        2.15%       2.15%        2.26%
Net investment income (loss)                     0.14%      0.03%        0.08%      -0.63%       -0.99%
---------------------------------------------- -------- - -------- --- -------- -- -------- -- ---------
Portfolio turnover rate e                          54%        85%         144%        220%         213%

a.   Computed using average shares outstanding throughout the year.
b. Net investment income for the year ended December 31, 2004 aggregated less than $0.01 on a per share basis.
c.   Sales charges are not reflected in the total return.
d. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.94% (2005), 2.87% (2004), 3.25% (2003), 3.11%
     (2002), and 2.85% (2001).
e. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------
CLASS R SHARES                                2005        2004        2003        2002         2001
                                             -------- -- -------- -- -------- - --------- -- ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $12.01       $9.82       $7.22      $10.08       $14.45
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------

Income from investment operations:
Net investment income (loss)                    0.14  b     0.13  b     0.09        0.02         0.00  a
Net realized and unrealized gains (losses)
on securities                                   1.57        2.17        2.60      (2.85)       (4.37)
                                             -------- -- -------- -- -------- - --------- -- ---------
Total from investment operations                1.71        2.30        2.69      (2.83)       (4.37)
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------

Less dividends and distributions:
From net investment income                    (0.15)      (0.11)      (0.09)      (0.03)         0.00
From net realized gains                         0.00        0.00        0.00        0.00         0.00
                                             -------- -- -------- -- -------- - --------- -- ---------
Total distributions                           (0.15)      (0.11)      (0.09)      (0.03)         0.00
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------

Net Asset Value, end of year                  $13.57      $12.01       $9.82       $7.22       $10.08
                                             ======== == ======== == ======== = ========= == =========

TOTAL RETURN                                  14.22%      23.45%      37.27%     -28.10%      -30.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                   $70         $66      $3,146      $2,470       $6,102
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c      1.20%       1.15%       1.15%       1.16%        1.28%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.15%       1.15%       1.15%       1.15%        1.26%
Net investment income (loss)                   1.15%       1.21%       1.03%       0.27%       -0.04%
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------
Portfolio turnover rate d                        54%         85%        144%        220%         213%

a. Net investment loss for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
b.   Computed using average shares outstanding throughout the year.
c. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 3.35% (2005), 1.65% (2004), 1.95% (2003), 1.71%
     (2002), and 1.57% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------
CLASS T SHARES                                2005        2004        2003        2002         2001
                                             -------- -- -------- -- -------- - --------- -- ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $11.84       $9.70       $7.14       $9.97       $14.37
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------

Income from investment operations:
Net investment income (loss)                    0.08  b     0.06  b     0.00  a   (0.10)       (0.09)
Net realized and unrealized gains (losses)
on securities                                   1.54        2.11        2.61      (2.73)       (4.31)
                                             -------- -- -------- -- -------- - --------- -- ---------
Total from investment operations                1.62        2.17        2.61      (2.83)       (4.40)
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------

Less dividends and distributions:
From net investment income                    (0.09)      (0.03)      (0.05)        0.00         0.00
From net realized gains                         0.00        0.00        0.00        0.00         0.00
                                             -------- -- -------- -- -------- - --------- -- ---------
Total distributions                           (0.09)      (0.03)      (0.05)        0.00         0.00
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------

Net Asset Value, end of year                  $13.37      $11.84       $9.70       $7.14        $9.97
                                             ======== == ======== == ======== = ========= == =========

TOTAL RETURN C                                13.65%      22.42%      36.58%     -28.39%      -30.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $143        $175        $172        $158         $343
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets d      1.69%       1.66%       1.65%       1.65%        1.80%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.65%       1.65%       1.65%       1.65%        1.77%
Net investment income (loss)                   0.67%       0.57%       0.67%      -0.12%       -0.53%
-------------------------------------------- -------- -- -------- -- -------- - --------- -- ---------
Portfolio turnover rate e                        54%         85%        144%        220%         213%

a. Net investment income for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.
b.   Computed using average shares outstanding throughout the year.
c.   Sales charges are not reflected in the total return.
d. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.81% (2005), 2.44% (2004), 2.88% (2003), 4.00%
     (2002), and 2.86% (2001).
e. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

YOUR INVESTMENT

SHAREHOLDER GUIDE

THE CLASSES OF THE FUND offered by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the fund's distributor for concessions and expenses it pays to dealers and financial institutions for selling or servicing shares.


SPECIAL NOTICE CONCERNING CLASS B SHARES

Effective on or about June 1, 2006 (the "Effective Date"), the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Accordingly, beginning on the Effective Date, the discussion of Class B shares elsewhere in this prospectus is modified as described in this special notice subsection.

Existing holders of the fund's Class B shares as of the Effective Date may continue to hold their Class B shares, reinvest dividends into Class B shares of the fund and exchange their Class B shares for Class B shares of other Dreyfus Founders and Dreyfus Premier funds (as permitted by current exchange privilege rules). In addition, Class B shares may be exchanged as of the Effective Date for Class B shares of General Money Market Fund, Inc. ("GMMF"). As of the Effective Date, no new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the fund, except through a dividend reinvestment or permitted exchange. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge ("CDSC") schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect. However, as of the Effective Date, the reinvestment privilege with respect to Class B shares (which permits you to reinvest within 45 days of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued.

In addition, as of the Effective Date, exchanges of Class B shares of the fund for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("DWDMMF") will no longer be permitted. Shares held in DWDMMF through a previous exchange of Class B shares, however, may be exchanged for Class B shares of a Dreyfus Founders or Dreyfus Premier fund, or GMMF.

DECIDING WHICH CLASS OF SHARES TO BUY

THIS PROSPECTUS OFFERS CLASS A, B, C, T AND R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.


[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]


WHEN YOU INVEST IN CLASS A OR CLASS T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than either Class B or Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.


A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to invest in.

----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
Fee table
                                    CLASS A           CLASS B        CLASS C          CLASS T            CLASS R
----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
Initial sales charge                up to 5.75%       none           none             up to 4.50%        none
.................................... ................. .............. ................ .................. ..........
Ongoing distribution fee
(Rule 12b-1 fee)                    none              0.75%          0.75%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Ongoing shareholder service fee     0.25%             0.25%          0.25%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Contingent deferred sales charge    1% on sale of     sliding scale  1% on sale of    1% on sale of      none
                                    shares bought     over six       shares held for  shares bought
                                    within one year   years          one year or      within one year
                                    without an                       less             without an
                                    initial                                           initial
                                    sales charge as                                   sales charge as
                                    part of an                                        part of an
                                    investment of                                     investment of
                                    $1 million                                        $1 million
                                    or more                                           or more
.................................... ................. .............. ................ .................. ..........
Conversion feature                  no                yes            no               no                 no
.................................... ................. .............. ................ .................. ..........
Recommended purchase maximum        none              $100,000       $1 million       $1 million         none
.................................... ................. .............. ................ .................. ..........

CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge

     o    qualify for a reduced or waived sales charge

IF YOU INVEST $1 MILLION OR MORE (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

---------------------------------------------------------------
Class A sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              5.75%               6.10%
$50,000 to $99,999             4.50%               4.70%
$100,000 to $249,999           3.50%               3.60%
$250,000 to $499,999           2.50%               2.60%
$500,000 to $999,999           2.00%               2.00%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

CLASS T SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS T SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

THE INITIAL SALES CHARGE on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:


     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T may eventually exceed the initial sales charge differential

     o invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees


SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o    qualify for a reduced or waived sales charge

     o    are unsure of your expected holding period

---------------------------------------------------------------
Class T sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              4.50%               4.70%
$50,000 to $99,999             4.00%               4.20%
$100,000 to $249,999           3.00%               3.10%
$250,000 to $499,999           2.00%               2.00%
$500,000 to $999,999           1.50%               1.50%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION OR WAIVER of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Founders funds or Dreyfus Premier funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at WWW.DREYFUS.COM and in the fund's SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE in the following ways:

     o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of Dreyfus Founders funds and certain Dreyfus Premier funds that are subject to a sales charge. For example, if you have $1 million invested in shares of Dreyfus Founders funds or certain Dreyfus Premier funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

     o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in Dreyfus Founders funds and certain Dreyfus Premier funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

     o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in Dreyfus Founders funds or certain Dreyfus Premier funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

CLASS A SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals and entities:

     o full-time or part-time employees, and their family members, of Founders or any of its affiliates

     o board members of Founders, the Dreyfus Founders funds and any funds managed by an affiliate of Founders

     o    full-time   employees,   and  their  family   members,   of  financial
          institutions that have entered into selling agreements with the fund's distributor

     o    "wrap" accounts for the benefit of clients of financial  institutions,
          provided  they  have  entered  into  an  agreement   with  the  fund's
          distributor specifying operating policies and standards

     o qualified separate accounts maintained by an insurance company; and any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts


     o Qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Founders-managed fund, including the fund, or a Dreyfus-managed fund since February 28, 2006

     o Investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not using the proceeds of the employment-related stock options

     o Members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor



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

CLASS A AND CLASS T SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals or entities:
     o employees participating in certain qualified or non-qualified employee benefit plans o shareholders in Dreyfus-sponsored IRA "Rollover Accounts" funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers.

CLASS B AND CLASS C SHARE CONSIDERATIONS


SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

DUE TO AVAILABILITY OF SALES CHARGE DISCOUNTS for Class A and Class T shares and the higher ongoing Rule 12b-1 fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class B shares sold within six years of  purchase  are subject to the  following
CDSCs:


--------------------------------------------------
Class B sales charges
                               CDSC AS A % OF
                              AMOUNT REDEEMED
FOR SHARES SOLD IN THE     SUBJECT TO THE CHARGE
-------------------------- -----------------------
First year                         4.00%
Second year                        4.00%
Third year                         3.00%
Fourth year                        3.00%
Fifth year                         2.00%
Sixth year                         1.00%
Thereafter                          none



Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders may pay higher ongoing Rule 12b-1 fees over the life of their investment.


CLASS R SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

CLASS R SHARES may be purchased by:

     o a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution

     o a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered into an agreement with the fund's distributor or a SEP-IRA

CDSC WAIVERS

THE CDSC ON CLASS A, B, C AND T SHARES may be waived in the following cases:

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

     o redemptions made within one year of death or disability of the shareholder

     o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2

     o redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

     o    redemptions from qualified and nonqualified employee benefit plans

BUYING SHARES

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

GENERALLY, WHEN CALCULATING THE FUND'S NAV, debt securities with remaining maturities of 60 days or less at the time of purchase are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its valuation committee in good faith using such information as it deems appropriate under the circumstances.


FAIR VALUE OF FOREIGN EQUITY SECURITIES may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The fund may use fair value prices obtained from such a pricing service in lieu of the closing prices from foreign markets in valuing foreign equity securities on days when movements in the U.S. stock market are determined to have materially affected the value of those securities subsequent to the closing of the foreign markets. In addition to establishing the fair value of securities, another objective of this policy is to attempt to reduce the possibility that an investor may seek to take advantage of any disparity between the foreign securities' closing market prices and their fair value by engaging in "time zone arbitrage." See "Your Investment - Shareholder Guide - General policies."

USING FAIR VALUE TO PRICE SECURITIES may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the fund.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                      Initial       Additional
 ---------------------------------    -----------   --------------------
 REGULAR ACCOUNTS                     $1,000        $100

 TRADITIONAL IRAS                     $750          NO MINIMUM

 SPOUSAL IRAS                         $750          NO MINIMUM

 ROTH IRAS                            $750          NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS           $500          NO MINIMUM
                                                    AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES


YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING RECENTLY PURCHASED SHARES, please note that:
o if you send a written request to sell shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of shares by check, Dreyfus TeleTransfer or Automatic Asset Builder


LIMITATIONS ON SELLING SHARES BY PHONE OR ONLINE
Proceeds sent by              Minimum               Maximum   phone/online
                              phone/online
--------------------------- - ------------------- - -----------------------
CHECK*                        NO MINIMUM            $250,000 PER DAY

WIRE                          $1,000                $500,000 FOR JOINT
                                                    ACCOUNTS EVERY 30
                                                    DAYS/ $20,000 PER DAY

DREYFUS TELETRANSFER          $500                  $500,000 FOR JOINT
                                                    ACCOUNTS EVERY 30
                                                    DAYS/ $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:
o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o    requests to send the proceeds to a different payee or address
o    written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm the instructions are genuine.

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the fund or its operations. Founders, the fund, and the fund's distributor will not enter into arrangements with any person or group to permit frequent trading.

THE FUND RESERVES THE RIGHT TO:

     o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

     o    change its minimum or maximum investment amounts

     o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

     o redeem "in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

     o reject any purchase or exchange request, including those from any individual or group who, in our view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.


We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the fund's distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

The risks of frequent trading may be more significant for mutual funds that invest in securities that are more difficult to value or that are susceptible to price arbitrage, such as foreign securities. For example, a fund with significant investments in foreign securities that trade in markets that close some time before the time at which the fund calculates its net asset value potentially is subject to the risk of time zone arbitrage -- a market timing strategy that seeks to take advantage of changes in the value of a fund's portfolio holdings during the period between the close of the markets in which the fund's portfolio securities primarily trade and the close of the NYSE. One of the objectives of the fair valuation procedures adopted by the fund's board is to protect the fund against time zone arbitrage, as well as other trading practices that may seek to take advantage of stale prices. See "Your Investment
- Shareholder  Guide - Buying shares."

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.


Transactions  made  through  automatic   investment  plans,   Dreyfus  Automatic
Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.

[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
  DREYFUS AUTOMATIC ASSET BUILDER(R)      For making automatic investments from
                                          a designated bank account.

  DREYFUS PAYROLL SAVINGS PLAN            For making automatic investments
                                          through payroll deduction.

  DREYFUS GOVERNMENT DIRECT DEPOSIT       For making automatic investments from
  PRIVILEGE                               your federal employment, Social
                                          Security or other regular federal
                                          government check.

  DREYFUS DIVIDEND SWEEP                  For automatically reinvesting the
                                          dividends and distributions from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund (not
                                          available for IRAs).

For exchanging shares
  DREYFUS AUTO-EXCHANGE PRIVILEGE         For making regular exchanges from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund.

For selling shares
  DREYFUS AUTOMATIC WITHDRAWAL PLAN       For making regular withdrawals from
                                          most funds.

                                          There will be no CDSC on Class B or
                                          Class C shares, as long as the amount
                                          of any withdrawal does not exceed, on
                                          an annual basis, 12% of the greater of
                                          the account value at the time of the
                                          first withdrawal under the plan, or at
                                          the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

------------------------ --------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ --------------------------- ---------------------------- ---------------------------
IN WRITING               Complete the                Fill out an investment       Write a letter of
                         application.  Mail your     slip, and write your         instruction that includes:
[Graphic: Pen]           application and a check     account number on your       o       your name(s) and
                         to:                         check.                           signature(s)
                         Dreyfus Founders Funds,     Mail the slip and the        o       your account
                         Inc.                        check to:                        number
                         International Equity Fund   Dreyfus Founders Funds,      o       International
                         P.O. Box 55268              Inc.                             Equity Fund
                         Boston, MA  02205-8502      International Equity Fund    o       the share class
                         Attn: Institutional         P.O. Box 55268               o       the dollar amount
                         Processing                  Boston, MA  02205-8502           you want to sell
                                                     Attn: Institutional          o       how and where to
                                                     Processing                       send the proceeds

                                                                                  Obtain a signature guarantee
                                                                                  or other documentation, if
                                                                                  required (see "Account Policies -
                                                                                  Selling Shares").

                                                                                  Mail your request to:
                                                                                  Dreyfus Founders Funds,
                                                                                  Inc.
                                                                                  P.O. Box 55268
                                                                                  Boston, MA  02205-8502
                                                                                  Attn: Institutional
                                                                                  Processing
------------------------ --------------------------- ---------------------------- ---------------------------
BY TELEPHONE             WIRE Call us to request     WIRE Have your bank send     WIRE Call us or your
                         an account application      your investment to Mellon    financial representative
[Graphic: Telephone]     and an account number.      Trust of New England,        to request your
                         Have your bank send your    N.A., with these             transaction.  Be sure the
                         investment to Mellon        instructions:                fund has your bank
                         Trust of New England,       o       ABA #011001234       account information on
                         N.A., with these            o       DDA #046590          file.  Proceeds will be
                         instructions:               o       EEC code 5660        wired to your bank.
                         o       ABA #011001234      o       International
                         o       DDA #046590             Equity Fund              DREYFUS TELETRANSFER
                         o       EEC code 5660       o       the share class      Call us or your financial
                         o       International       o       your account number  representative to request
                             Equity Fund             o       name(s) of           your transaction.  Be
                         o       the share class         investor(s)              sure the fund has your
                         o       your account        o       dealer number, if    bank account information
                             number                      applicable               on file.  Proceeds will
                         o       name(s) of                                       be sent to your bank by
                             investor(s)             ELECTRONIC CHECK. Same as    electronic check.
                         o dealer number, if         wire, but before your
------------------------ --------------------------- ---------------------------- ---------------------------

------------------------ --------------------------- ---------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT         TO SELL SHARES
------------------------ --------------------------- ---------------------------- ---------------------------
                             applicable              14-digit account number      CHECK  Call us or your
                                                     insert "360" for Class A,    financial representative
                         Return your application     "361" for Class B, "362"     to request your
                         with the account number     for Class C,  "363" for      transaction.  A check
                         on the application.         Class R, or "364" for        will be sent to the
                                                     Class T.                     address of record.

                                                     DREYFUS TELETRANSFER
                                                     Request Dreyfus
                                                     TeleTransfer on your
                                                     application. Call us to
                                                     request your transaction.
------------------------ --------------------------- ---------------------------- ---------------------------
ONLINE                   -----                       DREYFUS TELETRANSFER         WIRE  Visit
(WWW.DREYFUS.COM)                                    Request Dreyfus              WWW.DREYFUS.COM to
                                                     TeleTransfer on your         request your
[Graphic:  Mouse]                                    application.  Visit          transaction.  Be sure the
                                                     WWW.DREYFUS.COM to request   fund has your bank
                                                     your transaction.            account information on
                                                                                  file.
                                                                                  Proceeds will be wired
                                                                                  to your bank.

                                                                                  DREYFUS TELETRANSFER
                                                                                  Visit WWW.DREYFUS.COM
                                                                                  to request your transaction.
                                                                                  Be sure the fund has your bank
                                                                                  account information on file.
                                                                                  Proceeds will be sent to your
                                                                                  bank by electronic check.

                                                                                  CHECK  Visit WWW.DREYFUS.COM
                                                                                  to request your transaction.
                                                                                  A check will be sent to the
                                                                                  address of record.
------------------------ --------------------------- ---------------------------- ---------------------------
AUTOMATICALLY            WITH AN INITIAL             ALL SERVICES  Call us or     DREYFUS AUTOMATIC
                         investment  Indicate on     your financial               WITHDRAWAL PLAN  Call us
[Graphic: Calendar]      your application which      representative to request    or your financial
                         automatic service(s) you    a form to add any            representative to request
                         want.  Return your          automatic investing          a form to add the plan.
                         application with your       service (see "Services for   Complete the form,
                         investment.                 Fund Investors").            specifying the amount and
                                                     Complete and return the      frequency of withdrawals
                                                     form along with any other    you would like.
                                                     required materials.

                                                                                  Be sure to maintain an account
                                                                                  balance of $5,000 or more.
------------------------ --------------------------- ---------------------------- ---------------------------

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.
ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

------------------------ --------------------------- -------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT       TO SELL SHARES
------------------------ --------------------------- -------------------------- ---------------------------
IN WRITING              Complete an IRA              Fill out an investment     Write a letter of
                        application, making sure     slip, and write your       instruction that includes:
[Graphic: Pen]          to specify the fund name     account number on your     o       your name and
                        and to indicate the year     check.  Indicate the           signature
                        the contribution is for.     year the contribution is   o       your account number
                                                     for. o International

                        Mail your application and                                   Equity Fund
                        a check to:                  Mail the slip and the      o       the share class
                        The Dreyfus Trust Company,   check to:                  o       the dollar amount
                        Custodian                    The Dreyfus Trust              you want to sell
                        P.O. Box 55552               Company, Custodian
                        Boston, MA  02205-8568       P.O. Box 55552             o       how and where to
                        Attn: Institutional          Boston, MA  02205-8568         send the proceeds
                        Processing                   Attn: Institutional        o       whether the

                                                     Processing                     distribution is
                                                                                    qualified or premature
                                                                                o       whether the 10%
                                                                                    TEFRA should be withheld

                                                                                Obtain a signature guarantee
                                                                                or other documentation, if
                                                                                required (see "Account Policies -
                                                                                Selling Shares").

                                                                                Mail your request to:
                                                                                The Dreyfus Trust Company
                                                                                P.O. Box 55552
                                                                                Boston, MA  02205-8568
                                                                                Attn: Institutional
                                                                                Processing
----------------------- ---------------------------- -------------------------- -----------------------------
BY TELEPHONE            -----                        WIRE  Have your bank       -----
                                                     send your investment to
[Graphic: Telephone]                                 Mellon Trust of New
                                                     England, N.A., with
                                                     these instructions:
                                                     o       ABA # 011001234
                                                     o       DDA #046590
                                                     o       EEC code 5660
                                                     o       International
                                                         Equity Fund
                                                     o       the share class
                                                     o       your account
                                                         number
                                                     o       name(s) of

                                                         investor(s)    o    the
                                                     contribution
                                                         year
                                                     o       dealer number,

                                                         if applicable
------------------------ --------------------------- -------------------------- ---------------------------

------------------------ --------------------------- -------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT       TO SELL SHARES
------------------------ --------------------------- -------------------------- ---------------------------
                                                     ELECTRONIC  CHECK  Same  as
                                                     wire,   but   before   your
                                                     14-digit   account   number
                                                     insert  "360"  for Class A,
                                                     "361"  for  Class B,  "362"
                                                     for  Class  C,   "363"  for
                                                     Class R, or "364" for Class
                                                     T.
----------------------- ---------------------------- -------------------------- -----------------------------
AUTOMATICALLY           -----                        ALL SERVICES  Call us or   SYSTEMATIC WITHDRAWAL PLAN
                                                     your financial             Call us to request
[Graphic: Calendar]                                  representative to          instructions to establish
                                                     request a form to add      the plan.
                                                     any automatic investing
                                                     service (see "Services
                                                     for Fund Investors").
                                                     Complete and return the
                                                     form along with any
                                                     other required
                                                     materials.  All
                                                     contributions will count
                                                     as current year
                                                     contributions.
----------------------- ---------------------------- -------------------------- -----------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

FOR MORE INFORMATION

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND
A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
SEC FILE NO. 811-01018

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT
Describes the fund's performance, lists portfolio holdings, and contains the fund's financial statements and information from the fund's portfolio managers about market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period. The fund's most recent annual and semi-annual reports are available at WWW.DREYFUS.COM.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the fund and its policies. A current SAI is available at WWW.DREYFUS.COM and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference and legally considered a part of this prospectus.


PORTFOLIO HOLDINGS
The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at WWW.DREYFUS.COM, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings Reports. This information will be posted on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the 15th day of the month following the month for which such information is applicable. This information will remain accessible at least until the date on which the fund files a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI.


TO OBTAIN INFORMATION:

--------------------------------------------------------
BY TELEPHONE
Call your financial representative or 1-800-554-4611
--------------------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
--------------------------------------------------------

--------------------------------------------------------
ON THE INTERNET  Text only versions of certain fund
documents can be viewed online or downloaded from
HTTP://WWW.SEC.GOV
--------------------------------------------------------
You can also obtain copies, after paying a duplicating
fee, by visiting the SEC's Public Reference Room in
Washington, DC (for information, call 1-202-942-8090)
or by E-mail request to PUBLICINFO@SEC.GOV, or by
writing to the SEC's Public Reference Section,
Washington, DC 20549-0102.
--------------------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
MID-CAP GROWTH FUND


Pursuing capital appreciation through
investments in mid-cap growth companies



P R O S P E C T U S May 1, 2006


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                            As  with  all  mutual   funds,   the
                                            Securities  and Exchange  Commission
                                            has  not  approved  or   disapproved
                                            these  securities or passed upon the
                                            adequacy  of  this  prospectus.  Any
                                            representation  to the contrary is a
                                            criminal offense.

[in margin:
DREYFUS FOUNDERS MID-CAP GROWTH FUND
Ticker Symbols
CLASS A:  FRSDX
CLASS B:  FRSFX
CLASS C:  FRSCX
CLASS R:  FRSRX
CLASS T:  FRSVX]

CONTENTS



THE FUND
--------------------------------------------------------------------------------

   Investment Approach.......................................................287
   Main Risks................................................................287
   Past Performance..........................................................288
   Expenses..................................................................290
   More About Investment Objective, Strategies and Risks.....................291
   Management................................................................294
   Financial Highlights......................................................296


YOUR INVESTMENT
--------------------------------------------------------------------------------

   Shareholder Guide.........................................................302
   Distributions and Taxes...................................................314
   Services for Fund Investors...............................................315
   Instructions for Regular Accounts.........................................317
   Instructions for IRAs.....................................................321


FOR MORE INFORMATION
--------------------------------------------------------------------------------

SEE BACK COVER.

THE FUND

INVESTMENT APPROACH


The fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects. To pursue this goal, the fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index. This policy may not be changed unless at least 60 days' prior written notice of the change is given to fund shareholders. The fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. The fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.



THE TERM "NET ASSETS" AS USED IN THE PARAGRAPH ABOVE INCLUDES FUND BORROWINGS MADE FOR INVESTMENT PURPOSES.



Founders Asset Management LLC (Founders) manages the fund using a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. Founders uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Founders continually monitors the securities in the fund's portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. Founders also may sell a security if an event occurs that contradicts Founders' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, Founders may sell a security if better investment opportunities emerge elsewhere. Founders also may liquidate a security if Founders changes the fund's industry or sector weightings.


For more information on the securities held by the fund, see "For More Information - Portfolio Holdings."

MAIN RISKS


The principal risks of investing in this fund are:
o SMALL AND MID-CAP COMPANY RISK. Small and mid-cap companies involve greater risks of loss and price fluctuations than larger and more established companies. Small-cap companies, and to an extent mid-cap companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the fund realizes a gain on an investment in a small or mid-cap company, if it realizes any gain at all.

o SECTOR RISK. The fund may overweight or underweight certain market sectors relative to its benchmark index, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.
o INITIAL PUBLIC OFFERINGS. The fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.


o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments, including less trading volume and liquidity, increased volatility, fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
"BOTTOM-UP" APPROACH: choosing fund investments by analyzing the fundamentals of individual companies one by one rather than focusing on broader market themes.]

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total returns AS OF 12/31 OF EACH YEAR (%)
CLASS A SHARES


  96    97    98    99       00       01       02      03      04      05
  --    --    --    --       --       --       --      --      --      --
                         -23.40   -21.46   -25.00   36.43   17.90   12.77


BEST QUARTER:         Q4 `01 +19.44%
WORST QUARTER:        Q3 `01 -27.09%

The following table compares the performance of each share class to the performance of an appropriate broad-based index. The fund's returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. The returns of the index account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and do not reflect the costs of managing a mutual fund. You may not invest directly in the index. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/05

Share class                             1 Year              5 Years           (since inception)
                                                                                       (1)
                                     -------------    --------------------   --------------------
CLASS A                                 6.36%                0.13%                 -4.23%
RETURNS BEFORE TAXES

CLASS A                                 6.36%                0.13%                 -5.96%
RETURNS AFTER TAXES
ON DISTRIBUTIONS

CLASS A                                 4.14%                0.11%                 -4.40%
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES

CLASS B                                 7.72%                0.34%                 -4.03%
RETURNS BEFORE TAXES

CLASS C                                 10.62%               0.46%                 -4.14%
RETURNS BEFORE TAXES

CLASS R                                 12.89%               1.50%                 -3.12%
RETURNS BEFORE TAXES

CLASS T                                 6.49%               -0.53%                 -4.87%
RETURNS BEFORE TAXES

RUSSELL MIDCAP GROWTH INDEX (2)         12.10%               1.38%                 -0.94%

(1) INCEPTION DATE 12/31/99.
(2) THE RUSSELL MIDCAP GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE COMPANIES AMONG THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000 INDEX WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE LARGEST 1,000 PUBLICLY TRADED U.S. COMPANIES.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee table                                     CLASS A      CLASS B      CLASS C      CLASS R     CLASS T
------------------------------------------    ---------   ----------    ---------    --------    ---------
SHAREHOLDER TRANSACTION FEES  (FEES PAID
FROM YOUR ACCOUNT)

Maximum front-end sales charge on               5.75        NONE          NONE        NONE         4.50
purchases
% OF OFFERING PRICE

Maximum contingent deferred sales charge      NONE(1)       4.00          1.00        NONE       NONE(1)
(CDSC)
% OF PURCHASE OR SALE PRICE, WHICHEVER
IS LESS

ANNUAL FUND OPERATING EXPENSES (EXPENSES
PAID FROM FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS

Management fees                                 0.82        0.82          0.82        0.82         0.82

Rule 12b-1 fee                                  NONE        0.75          0.75        NONE         0.25

Shareholder services fee                        0.25        0.25          0.25        NONE         0.25

Other expenses                                  0.51        0.61          0.53        0.56         1.27

TOTAL ANNUAL FUND OPERATING EXPENSES            1.58        2.43          2.35        1.38         2.59

(1) SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.

[In margin: Key concepts
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.
RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.

OTHER EXPENSES: expenses paid by the fund for custodian, transfer agency and accounting agent services, and other customary fund services. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.]

Expense Example
                          1 Year         3 Years        5 Years         10 Years
                        -----------    ------------   -------------   ----------
CLASS A                    $726          $1,045          $1,386          $2,345

CLASS B
WITH REDEMPTION            $646          $1,058          $1,496          $2,363*
WITHOUT REDEMPTION         $246           $758           $1,296          $2,363*

CLASS C
WITH REDEMPTION            $338           $733           $1,255          $2,686
WITHOUT REDEMPTION         $238           $733           $1,255          $2,686

CLASS R                    $140           $437            $755           $1,657

CLASS T                    $700          $1,219          $1,763          $3,243

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


This section discusses other investment strategies that may be used by the fund and provides more detailed information about the risks associated with those strategies. Although we might not use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information (SAI) contains more detailed information about the fund's investment policies and risks.


OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS. The fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.

Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.


There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instrument to make required payments or otherwise comply with the derivative instrument's terms.


SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the Securities and Exchange Commission
(SEC). The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like


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

ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.



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

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.


o STOCK MARKET RISK. The market value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.
o OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.

MANAGEMENT

Investment adviser
Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.


Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly owned subsidiary of Dreyfus Service Corporation (DSC), which is a wholly owned subsidiary of The Dreyfus Corporation (Dreyfus). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $174 billion under management in approximately 200 mutual fund portfolios as of December 31, 2005. Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment


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

solutions and investor services, and treasury services. Mellon Financial had approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management, as of December 31, 2005.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2005 was 0.82% of the fund's average daily net assets. A discussion regarding the basis for the board's approval of the fund's investment advisory agreement with Founders is available in the fund's annual report for the year ended December 31, 2005.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio managers. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

John B. Jares, vice president of investments and chartered financial analyst, joined Founders in 2001 and has been a portfolio manager of the fund since March 2004. Before joining Founders, Mr. Jares was a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997. Daniel E. Crowe, chartered financial analyst, has been a co-portfolio manager of the fund since January 2005. Mr. Crowe was previously the assistant portfolio manager of the fund from June 2004 to January 2005. Mr. Crowe joined Founders as an equity analyst in 2002. Before joining Founders, Mr. Crowe was a research analyst with Marsico Capital Management from 1999 to 2002 and a senior consultant with Andersen Consulting from 1996 to 1998.

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

DISTRIBUTOR
The fund's distributor is Dreyfus Service Corporation. The fund's distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, the fund's distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

Code of ethics
The fund, Founders and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the five years ended December 31, 2005. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been audited by PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, whose report and the fund's financial statements are included in the fund's 2005 annual report, which is available upon request.



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

                                                             YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
CLASS A SHARES                                2005        2004       2003         2002        2001
                                             -------- -- -------- - -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $4.15       $3.52      $2.58        $3.44       $4.38
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Income from investment operations:
Net investment income (loss)                  (0.05)      (0.03)       0.03       (0.04)      (0.06)
Net realized and unrealized gains (losses)
on securities                                   0.58        0.66       0.91       (0.82)      (0.88)
                                                      -- -------- - -------- -- --------- - ---------
                                             --------
Total from investment operations                0.53        0.63       0.94       (0.86)      (0.94)
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                      0.00        0.00       0.00         0.00        0.00
From net realized gains                         0.00        0.00       0.00         0.00        0.00
                                             -------- -- -------- - -------- -- --------- - ---------
Total distributions                             0.00        0.00       0.00         0.00        0.00
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Net Asset Value, end of year                   $4.68       $4.15      $3.52        $2.58       $3.44
                                             ======== == ======== = ======== == ========= = =========

TOTAL RETURN A                                12.77%      17.90%     36.43%      -25.00%     -21.46%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $1,656      $1,546     $1,191         $476        $538
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b      1.58%       1.54%      1.87%        2.15%       2.47%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.55%       1.53%      1.86%        2.15%       2.46%
Net investment loss                           -0.92%      -1.07%     -1.38%       -1.81%      -1.93%
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------
Portfolio turnover rate c                       211%        147%       160%         216%        214%

a.   Sales charges are not reflected in the total return.
b. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.



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

                                                             YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
CLASS B SHARES                                2005        2004       2003         2002        2001
                                             -------- -- -------- - -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $4.01       $3.43      $2.54        $3.39       $4.32
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Income from investment operations:
Net investment loss                           (0.09)      (0.07)     (0.03)       (0.05)      (0.05)
Net realized and unrealized gains (losses)
on securities                                   0.56        0.65       0.92       (0.80)      (0.88)
                                             -------- -- -------- - -------- -- --------- - ---------
Total from investment operations                0.47        0.58       0.89       (0.85)      (0.93)
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                      0.00        0.00       0.00         0.00        0.00
From net realized gains                         0.00        0.00       0.00         0.00        0.00
                                             -------- -- -------- - -------- -- --------- - ---------
Total distributions                             0.00        0.00       0.00         0.00        0.00
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Net Asset Value, end of year                   $4.48       $4.01      $3.43        $2.54       $3.39
                                             ======== == ======== = ======== == ========= = =========

TOTAL RETURN A                                11.72%      16.91%     35.04%      -25.07%     -21.53%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $1,886      $1,823     $1,587         $969      $1,138
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b      2.43%       2.37%      2.65%        2.68%       2.59%
Expenses with reimbursements,
  earnings credits and brokerage offsets       2.41%       2.37%      2.64%        2.67%       2.58%
Net investment loss                           -1.78%      -1.90%     -2.16%       -2.33%      -2.06%
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------
Portfolio turnover rate c                       211%        147%       160%         216%        214%

a.   Sales charges are not reflected in the total return.
b. Certain fees were waived by the custodian. These waivers did not have an impact on the expense ratios.
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.



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

                                                             YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
CLASS C SHARES                                2005        2004       2003         2002        2001
                                             -------- -- -------- - -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $3.96       $3.38      $2.50        $3.36       $4.32
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Income from investment operations:
Net investment loss                           (0.02)      (0.06)  a  (0.10)       (0.08)      (0.08)
Net realized and unrealized gains (losses)
on securities                                   0.48        0.64       0.98       (0.78)      (0.88)
                                             -------- -- -------- - -------- -- --------- - ---------
Total from investment operations                0.46        0.58       0.88       (0.86)      (0.96)
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                      0.00        0.00       0.00         0.00        0.00
From net realized gains                         0.00        0.00       0.00         0.00        0.00
                                             -------- -- -------- - -------- -- --------- - ---------
Total distributions                             0.00        0.00       0.00         0.00        0.00
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Net Asset Value, end of year                   $4.42       $3.96      $3.38        $2.50       $3.36
                                             ======== == ======== = ======== == ========= = =========

TOTAL RETURN B                                11.62%      17.16%     35.20%      -25.60%     -22.22%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $550        $428       $323         $274        $380
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c      2.35%       2.32%      2.51%        2.99%       3.94%
Expenses with reimbursements,
  earnings credits and brokerage offsets       2.32%       2.31%      2.51%        2.98%       3.93%
Net investment loss                           -1.69%      -1.83%     -2.02%       -2.65%      -3.41%
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------
Portfolio turnover rate d                       211%        147%       160%         216%        214%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.35% (2005), 2.32% (2004), 2.51% (2003), 3.04%
     (2002), and 4.25% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
CLASS R SHARES                                2005        2004       2003         2002        2001
                                             -------- -- -------- - -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $4.19       $3.56      $2.61        $3.48       $4.39
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Income from investment operations:
Net investment income (loss)                  (0.02)  a   (0.04)  a  (0.03)       (0.04)        0.01
Net realized and unrealized gains (losses)
on securities                                   0.56        0.67       0.98       (0.83)      (0.92)
                                             -------- -- -------- - -------- -- --------- - ---------
Total from investment operations                0.54        0.63       0.95       (0.87)      (0.91)
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                      0.00        0.00       0.00         0.00        0.00
From net realized gains                         0.00        0.00       0.00         0.00        0.00
                                             -------- -- -------- - -------- -- --------- - ---------
Total distributions                             0.00        0.00       0.00         0.00        0.00
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Net Asset Value, end of year                   $4.73       $4.19      $3.56        $2.61       $3.48
                                             ======== == ======== = ======== == ========= = =========

TOTAL RETURN                                  12.89%      17.70%     36.40%      -25.00%     -20.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $297         $71       $119          $77         $49
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b      1.38%       1.48%      1.64%        1.97%       2.91%
Expenses with reimbursements,
  earnings credits and brokerage offsets       1.34%       1.48%      1.64%        1.97%       2.89%
Net investment loss                           -0.70%      -1.03%     -1.15%       -1.63%      -2.40%
-------------------------------------------- -------- -- -------- - -------- -- --------- - ---------
Portfolio turnover rate c                       211%        147%       160%         216%        214%

a.   Computed using average shares outstanding throughout the year.
b. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 1.38% (2005), 1.48% (2004), 1.64% (2003), 3.49%
     (2002), and 57.54% (2001).
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
CLASS T SHARES                                2005        2004       2003         2002        2001
                                             -------- -- -------- - -------- -- --------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $3.97       $3.39      $2.51        $3.39       $4.35
-------------------------------------------- -------- -- -------- - -------- -- --------- -- --------

Income from investment operations:
Net investment loss                           (0.17)      (0.06)     (0.02)       (0.06)      (0.11)
Net realized and unrealized gains (losses)
on securities                                   0.63        0.64       0.90       (0.82)      (0.85)
                                             -------- -- -------- - -------- -- --------- -- --------
Total from investment operations                0.46        0.58       0.88       (0.88)      (0.96)
-------------------------------------------- -------- -- -------- - -------- -- --------- -- --------

Less dividends and distributions:
From net investment income                      0.00        0.00       0.00         0.00        0.00
From net realized gains                         0.00        0.00       0.00         0.00        0.00
                                             -------- -- -------- - -------- -- --------- -- --------
Total distributions                             0.00        0.00       0.00         0.00        0.00
-------------------------------------------- -------- -- -------- - -------- -- --------- -- --------

Net Asset Value, end of year                   $4.43       $3.97      $3.39        $2.51       $3.39
                                             ======== == ======== = ======== == ========= == ========

TOTAL RETURN A                                11.59%      17.11%     35.06%      -25.96%     -22.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                   $33         $40        $34          $20         $20
-------------------------------------------- -------- -- -------- - -------- -- --------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b      2.59%       2.26%      2.76%        3.64%       3.13%
Expenses with reimbursements,
  earnings credits and brokerage offsets       2.57%       2.25%      2.76%        3.63%       3.11%
Net investment loss                           -1.94%      -1.78%     -2.27%       -3.29%      -2.57%
-------------------------------------------- -------- -- -------- - -------- -- --------- -- --------
Portfolio turnover rate c                       211%        147%       160%         216%        214%

a.   Sales charges are not reflected in the total return.
b. Certain fees were reimbursed or waived by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.59% (2005), 2.26% (2004), 2.76% (2003), 10.30%
     (2002), and 28.91% (2001).
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

YOUR INVESTMENT

SHAREHOLDER GUIDE

THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the fund's distributor for concessions and expenses it pays to dealers and financial institutions for selling or servicing shares.


SPECIAL NOTICE CONCERNING CLASS B SHARES

Effective on or about June 1, 2006 (the "Effective Date"), the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Accordingly, beginning on the Effective Date, the discussion of Class B shares elsewhere in this prospectus is modified as described in this special notice subsection.

Existing holders of the fund's Class B shares as of the Effective Date may continue to hold their Class B shares, reinvest dividends into Class B shares of the fund and exchange their Class B shares for Class B shares of other Dreyfus Founders and Dreyfus Premier funds (as permitted by current exchange privilege rules). In addition, Class B shares may be exchanged as of the Effective Date for Class B shares of General Money Market Fund, Inc. ("GMMF"). As of the Effective Date, no new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the fund, except through a dividend reinvestment or permitted exchange. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge ("CDSC") schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect. However, as of the Effective Date, the reinvestment privilege with respect to Class B shares (which permits you to reinvest within 45 days of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued.

In addition, as of the Effective Date, exchanges of Class B shares of the fund for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("DWDMMF") will no longer be permitted. Shares held in DWDMMF through a previous exchange of Class B shares, however, may be exchanged for Class B shares of a Dreyfus Founders or Dreyfus Premier fund, or GMMF.

DECIDING WHICH CLASS OF SHARES TO BUY

THIS PROSPECTUS OFFERS CLASS A, B, C, T AND R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.


[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]


WHEN YOU INVEST IN CLASS A OR CLASS T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than either Class B or Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.


A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to invest in.

----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
                                    CLASS A           CLASS B        CLASS C          CLASS T            CLASS R
----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
Initial sales charge                up to 5.75%       none           none             up to 4.50%        none
.................................... ................. .............. ................ .................. ..........
Ongoing distribution fee
(Rule 12b-1 fee)                    none              0.75%          0.75%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Ongoing shareholder service fee     0.25%             0.25%          0.25%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Contingent deferred sales charge    1% on sale of     sliding scale  1% on sale of    1% on sale of      none
                                    shares bought     over six       shares held for  shares bought
                                    within one year   years          one year or      within one year
                                    without an                       less             without an
                                    initial                                           initial
                                    sales charge as                                   sales charge as
                                    part of an                                        part of an
                                    investment of                                     investment of
                                    $1 million                                        $1 million
                                    or more                                           or more
.................................... ................. .............. ................ .................. ..........
Conversion feature                  no                yes            no               no                 no
.................................... ................. .............. ................ .................. ..........
Recommended purchase maximum        none              $100,000       $1 million       $1 million         none
.................................... ................. .............. ................ .................. ..........

CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge

     o    qualify for a reduced or waived sales charge

IF YOU INVEST $1 MILLION OR MORE (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

---------------------------------------------------------------
Class A sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              5.75%               6.10%
$50,000 to $99,999             4.50%               4.70%
$100,000 to $249,999           3.50%               3.60%
$250,000 to $499,999           2.50%               2.60%
$500,000 to $999,999           2.00%               2.00%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

CLASS T SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS T SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

THE INITIAL SALES CHARGE on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:


     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T may eventually exceed the initial sales charge differential

     o invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees


SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o    qualify for a reduced or waived sales charge

     o    are unsure of your expected holding period

---------------------------------------------------------------
Class T sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              4.50%               4.70%
$50,000 to $99,999             4.00%               4.20%
$100,000 to $249,999           3.00%               3.10%
$250,000 to $499,999           2.00%               2.00%
$500,000 to $999,999           1.50%               1.50%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION OR WAIVER of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Founders funds or Dreyfus Premier funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at WWW.DREYFUS.COM and in the fund's SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE in the following ways:

     o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of Dreyfus Founders funds and certain Dreyfus Premier funds that are subject to a sales charge. For example, if you have $1 million invested in shares of Dreyfus Founders funds or certain Dreyfus Premier funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

     o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in Dreyfus Founders funds or certain Dreyfus Premier funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

     o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in Dreyfus Founders funds or certain Dreyfus Premier funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

CLASS A SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals and entities:

     o full-time or part-time employees, and their family members, of Founders or any of its affiliates

     o board members of Founders, the Dreyfus Founders funds and any funds managed by an affiliate of Founders

     o    full-time   employees,   and  their  family   members,   of  financial
          institutions that have entered into selling agreements with the fund's distributor

     o    "wrap" accounts for the benefit of clients of financial  institutions,
          provided  they  have  entered  into  an  agreement   with  the  fund's
          distributor specifying operating policies and standards

     o qualified separate accounts maintained by an insurance company; and any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts


     o Qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Founders-managed fund, including the fund, or a Dreyfus-managed fund since February 28, 2006

     o Investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not using the proceeds of the employment-related stock options

     o Members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

CLASS A AND CLASS T SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals or entities:

     o employees participating in certain qualified or non-qualified employee benefit plans

     o shareholders in Dreyfus-sponsored IRA "Rollover Accounts" funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers


CLASS B AND CLASS C SHARE CONSIDERATIONS


SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

DUE TO AVAILABILITY OF SALES CHARGE DISCOUNTS for Class A and Class T shares and the higher ongoing Rule 12b-1 fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class B shares sold within six years of  purchase  are subject to the  following
CDSCs:


--------------------------------------------------
Class B sales charges
                               CDSC AS A % OF
                              AMOUNT REDEEMED
FOR SHARES SOLD IN THE     SUBJECT TO THE CHARGE
-------------------------- -----------------------
First year                         4.00%
Second year                        4.00%
Third year                         3.00%
Fourth year                        3.00%
Fifth year                         2.00%
Sixth year                         1.00%
Thereafter                          none


Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders may pay higher ongoing Rule 12b-1 fees over the life of their investment.


CLASS R SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

CLASS R SHARES may be purchased by:

     o a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution

     o a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered into an agreement with the fund's distributor or a SEP-IRA

CDSC WAIVERS

THE CDSC ON CLASS A, B, C AND T SHARES may be waived in the following cases:

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

     o redemptions made within one year of death or disability of the shareholder

     o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2

     o redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

     o    redemptions from qualified and nonqualified employee benefit plans

BUYING SHARES

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

GENERALLY, WHEN CALCULATING THE FUND'S NAV, debt securities with remaining maturities of 60 days or less at the time of purchase are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its valuation committee in good faith using such information as it deems appropriate under the circumstances. Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.


USING FAIR VALUE TO PRICE SECURITIES may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the fund.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                       Initial             Additional
 ---------------------------------    -----------   --------------------------
 REGULAR ACCOUNTS                         $1,000    $100

 TRADITIONAL IRAS                           $750    NO MINIMUM

 SPOUSAL IRAS                               $750    NO MINIMUM

 ROTH IRAS                                  $750    NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS                 $500    NO MINIMUM
                                                    AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES


YOU MAY SELL (REDEEM) SHARES at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.


BEFORE SELLING RECENTLY PURCHASED SHARES, please note that:

o if you send a written request to sell shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of shares by check, Dreyfus TeleTransfer or Automatic Asset Builder

Limitations on selling shares by phone or online

Proceeds sent by           Minimum              Maximum
                           phone/online         phone/online
----------------------- -- ------------------ - -----------------------
CHECK*                     NO MINIMUM           $250,000 PER DAY

WIRE                       $1,000               $500,000 FOR JOINT
                                                ACCOUNTS EVERY 30
                                                DAYS/ $20,000 PER DAY

DREYFUS TELETRANSFER       $500                 $500,000 FOR JOINT
                                                ACCOUNTS EVERY 30
                                                DAYS/ $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o    requests to send the proceeds to a different payee or address
o    written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the fund or its operations. Founders, the fund, and the fund's distributor will not enter into arrangements with any person or group to permit frequent trading.

THE FUND RESERVES THE RIGHT TO:

     o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

     o    change its minimum or maximum investment amounts

     o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

     o redeem "in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

     o reject any purchase or exchange request, including those from any individual or group who, in our view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.


We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the fund's distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.


Although the policy and these procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.


Transactions  made  through  automatic   investment  plans,   Dreyfus  Automatic
Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.

[On side panel:  Small account policy

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.


HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
  DREYFUS AUTOMATIC ASSET BUILDER(R)      For making automatic investments from
                                          a designated bank account.

  DREYFUS PAYROLL SAVINGS PLAN            For making automatic investments
                                          through payroll deduction.

  DREYFUS GOVERNMENT DIRECT DEPOSIT       For making automatic investments from
  PRIVILEGE                               your federal employment, Social
                                          Security or other regular federal
                                          government check.

  DREYFUS DIVIDEND SWEEP                  For automatically reinvesting the
                                          dividends and distributions from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund (not
                                          available for IRAs).

For exchanging shares
  DREYFUS AUTO-EXCHANGE PRIVILEGE         For making regular exchanges from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund.

For selling shares
  DREYFUS AUTOMATIC WITHDRAWAL PLAN       For making regular withdrawals from
                                          most funds.

                                          There will be no CDSC on Class B or
                                          Class C shares, as long as the amount
                                          of any withdrawal does not exceed, on
                                          an annual basis, 12% of the greater of
                                          the account value at the time of the
                                          first withdrawal under the plan, or at
                                          the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

                                 TO OPEN AN ACCOUNT         TO ADD TO AN ACCOUNT

---------------------------- --------------------------- --------------------------- ---------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
---------------------------- --------------------------- --------------------------- ---------------------------
IN WRITING                   Complete the                Fill out an investment      Write a letter of
                             application.  Mail your     slip, and write your        instruction that
[Graphic: Pen]               application and a check     account number on your      includes:
                             to:                         check.                      o       your name(s)
                             Dreyfus Founders Funds,     Mail the slip and the           and signature(s)
                             Inc.                        check to:                   o       your account
                             Mid-Cap Growth Fund         Dreyfus Founders Funds,         number
                             P.O. Box 55268              Inc.                        o       Mid-Cap Growth
                             Boston, MA  02205-8502      Mid-Cap Growth Fund             Fund
                             Attn: Institutional         P.O. Box 55268              o       the dollar
                             Processing                  Boston, MA  02205-8502          amount you want to
                                                         Attn: Institutional             sell
                                                         Processing                  o       the share class
                                                                                     o       how and where
                                                                                         to send the
                                                                                         proceeds

                                                                                     Obtain a signature guarantee
                                                                                     or other documentation, if
                                                                                     required (see "Account Policies -
                                                                                     Selling Shares").

                                                                                     Mail your request to:
                                                                                     Dreyfus Founders
                                                                                     Funds, Inc.
                                                                                     P.O. Box 55268
                                                                                     Boston, MA  02205-8502
                                                                                     Attn: Institutional
                                                                                     Processing
---------------------------- --------------------------- --------------------------- ------------------------

---------------------------- --------------------------- --------------------------- ---------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
---------------------------- --------------------------- --------------------------- ---------------------------
BY TELEPHONE                 WIRE.  Call us to request   WIRE.  Have your bank       WIRE.  Call us or your
                             an account application      send your investment to     financial
[Graphic: Telephone]         and an account number.      Mellon Trust of New         representative to
                             Have your bank send your    England, N.A., with these   request your
                             investment to Mellon        instructions:               transaction.  Be sure
                             Trust of New England,       o       ABA #011001234      the fund has your bank
                             N.A., with these            o       DDA #046485         account information on
                             instructions:               o       EEC code 5650       file.  Proceeds will
                             o       ABA #011001234      o       Mid-Cap Growth      be wired to your
                             o       DDA #046485             Fund                    bank.
                             o       EEC code 5650       o       the share class
                             o       Mid-Cap Growth      o       your account        DREYFUS TELETRANSFER.
                                 Fund                        number                  Call us or your
                             o       the share class     o       name(s) of          financial
                             o       your account            investor(s)             representative to
                                 number                  o       dealer number, if   request your
                             o       name(s) of              applicable              transaction.  Be sure
                                 investor(s)  the fund  has  your  bank o dealer
                             number,   if   ELECTRONIC   CHECK.   Same   account
                             information on
                                 applicable              as wire, but before your    file.  Proceeds will
                                                         14-digit account number     be sent to your bank
                             Return your application     insert "291" for Class A,   by electronic check.
                             with the account number     "292" for Class B, "293"
                             on the application.         for Class C,  "294" for     CHECK.  Call us or
                                                         Class R, or "295" for       your financial
                                                         Class T.                    representative to
                                                                                     request your
                                                         DREYFUS TELETRANSFER.       transaction.  A check
                                                         Request Dreyfus             will be sent to the
                                                         TeleTransfer on your        address of record.
                                                         application.  Call us to
                                                         request your transaction.
---------------------------- --------------------------- --------------------------- ------------------------

---------------------------- --------------------------- --------------------------- ---------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
---------------------------- --------------------------- --------------------------- ---------------------------
ONLINE (WWW.DREYFUS.COM)     -----                       DREYFUS TELETRANSFER.       WIRE.  Visit
                                                         Request Dreyfus             WWW.DREYFUS.COM to
[Graphic:  Mouse]                                        TeleTransfer on your        request your
                                                         application.  Visit         transaction.  Be sure
                                                         WWW.DREYFUS.COM to          the fund has your bank
                                                         request your transaction.   account information on
                                                                                     file.
                                                                                     Proceeds will be wired
                                                                                     to your bank.

                                                                                     DREYFUS TELETRANSFER.
                                                                                     Visit WWW.DREYFUS.COM
                                                                                     to request your transaction.
                                                                                     Be sure the fund has your bank
                                                                                     account information on file.
                                                                                     Proceeds will be sent to your
                                                                                     bank by electronic check.

                                                                                     CHECK.  Visit
                                                                                     WWW.DREYFUS.COM to request
                                                                                     your transaction.  A check
                                                                                     will be sent to the address
                                                                                     of record.
---------------------------- --------------------------- --------------------------- ------------------------
AUTOMATICALLY                WITH AN INITIAL             ALL SERVICES.  Call us or   DREYFUS AUTOMATIC
                             INVESTMENT.  Indicate on    your financial              WITHDRAWAL PLAN.  Call
[Graphic: Calendar]          your application which      representative to request   us or your financial
                             automatic service(s) you    a form to add any           representative to
                             want.  Return your          automatic investing         request a form to add
                             application with your       service (see "Services      the plan.  Complete
                             investment.                 for Fund Investors").       the form, specifying
                                                         Complete and return the     the amount and
                                                         form along with any other   frequency of
                                                         required materials.         withdrawals you would
                                                                                     like.

                                                                                     Be sure to maintain an
                                                                                     account balance of $5,000
                                                                                     or more.
---------------------------- --------------------------- --------------------------- ------------------------

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

------------------------ --------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ --------------------------- --------------------------- ---------------------------
IN                       WRITING  Complete an IRA    Fill out an investment      Write a letter of
                         application, making sure    slip, and write your        instruction that includes:
[Graphic: Pen]           to specify the fund name    account number on your      o       your name and
                         and to indicate the year    check.  Indicate the year       signature
                         the contribution is for.    the contribution is for.    o       your account number
                                                                                 o       Mid-Cap Growth Fund

                         Mail your application and   Mail the slip and the       o       the share class
                         a check to:                 check to:                   o       the dollar amount
                         The Dreyfus Trust           The Dreyfus Trust               you want to sell
                         Company, Custodian          Company, Custodian
                         P.O. Box 55552              P.O. Box 55552              o       how and where to
                         Boston, MA  02205-8568      Boston, MA  02205-8568          send the proceeds
                         Attn: Institutional         Attn: Institutional         o       whether the
                         Processing                  Processing                      distribution is

                                                                                     qualified or premature
                                                                                 o       whether the 10%
                                                                                     TEFRA should be
                                                                                     withheld

                                                                                 Obtain a signature guarantee
                                                                                 or other documentation, if
                                                                                 required (see "Account Policies -
                                                                                 Selling Shares").

                                                                                 Mail your request to:
                                                                                 The Dreyfus Trust Company
                                                                                 P.O. Box 55552
                                                                                 Boston, MA  02205-8568
                                                                                 Attn: Institutional
                                                                                 Processing
------------------------ --------------------------- --------------------------- ----------------------------
BY TELEPHONE             -----                       WIRE.  Have your bank       -----
                                                     send your investment to
[Graphic: Telephone]                                 Mellon Trust of New
                                                     England, N.A., with these
                                                     instructions:
                                                     o       ABA # 011001234
                                                     o       DDA #046485
                                                     o       EEC code 5650
                                                     o       Mid-Cap Growth
                                                     o       the share class
                                                     o       your account
                                                         number
                                                     o       name(s) of

                                                         investor(s)
                                                     o    the contribution
                                                         year
                                                     o       dealer number, if

                                                         applicable
---------------------------- --------------------------- --------------------------- ---------------------------

------------------------ --------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ --------------------------- --------------------------- ---------------------------
                                                     ELECTRONIC  CHECK.  Same as
                                                     wire,   but   before   your
                                                     14-digit   account   number
                                                     insert  "291"  for Class A,
                                                     "292"  for  Class B,  "293"
                                                     for  Class  C,   "294"  for
                                                     Class R, or "295" for Class
                                                     T.
------------------------ --------------------------- --------------------------- ----------------------------
AUTOMATICALLY            -----                       ALL SERVICES.  Call us or   SYSTEMATIC WITHDRAWAL
                                                     your financial              Plan.  Call us to request
[Graphic: Calendar]                                  representative to request   instructions to establish
                                                     a form to add any           the plan.
                                                     automatic investing
                                                     service (see "Services
                                                     for Fund Investors").
                                                     Complete and return the
                                                     form along with any other
                                                     required materials.  All
                                                     contributions will count
                                                     as current year
                                                     contributions.

------------------------ --------------------------- --------------------------- ----------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

FOR MORE INFORMATION

DREYFUS FOUNDERS MID-CAP GROWTH FUND
A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
SEC FILE NO. 811-01018

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT
Describes the fund's performance, lists portfolio holdings, and contains the fund's financial statements and information from the fund's portfolio managers about market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period. The fund's most recent annual and semi-annual reports are available at WWW.DREYFUS.COM.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the fund and its policies. A current SAI is available at WWW.DREYFUS.COM and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference and legally considered a part of this prospectus.


PORTFOLIO HOLDINGS
The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at WWW.DREYFUS.COM, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings Reports. This information will be posted on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the 15th day of the month following the month for which such information is applicable. This information will remain accessible at least until the date on which the fund files a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI.


TO OBTAIN INFORMATION:

--------------------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
--------------------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
--------------------------------------------------------

--------------------------------------------------------
ON THE INTERNET  Text only versions of certain fund
documents can be viewed online or downloaded from:
http://www.sec.gov
--------------------------------------------------------
You can also obtain copies, after paying a duplicating
fee, by visiting the SEC's Public Reference Room in
Washington, DC (for information, call 1-202-942-8090) or
by E-mail request to PUBLICINFO@SEC.GOV, or by writing
to the SEC's Public Reference Section, Washington, DC
20549-0102.
--------------------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
PASSPORT FUND


Pursuing capital appreciation through
Investments in small foreign growth companies





P R O S P E C T U S May 1, 2006


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]


                                               Passport  Fund  has  discontinued
                                               public sales of its shares to new
                                               investors,  but  shareholders who
                                               have open  Passport Fund accounts
                                               may make  additional  investments
                                               and   reinvest    dividends   and
                                               capital  gains  distributions  in
                                               their  accounts.  Participants in
                                               certain  retirement  plans  which
                                               have established Passport Fund as
                                               an investment option may open new
                                               Passport  Fund  accounts  through
                                               their plans. Once a Passport Fund
                                               account    has    been    closed,
                                               additional     investments     in
                                               Passport    Fund   may   not   be
                                               possible.


                                               As with  all  mutual  funds,  the
                                               Securities      and      Exchange
                                               Commission  has not  approved  or
                                               disapproved  these  securities or
                                               passed upon the  adequacy of this
                                               prospectus. Any representation to
                                               the   contrary   is  a   criminal
                                               offense.

[in margin:
DREYFUS FOUNDERS PASSPORT FUND
Ticker Symbols
CLASS A:  FPSAX
CLASS B:  FPSBX
CLASS C:  FPSCX
CLASS R:  FPSRX
CLASS T:  FPSTX]


PASSPORT FUND IS CLOSED TO NEW INVESTORS
(SEE SECTION ENTITLED "SHAREHOLDER GUIDE - FUND CLOSED TO NEW INVESTORS" FOR MORE INFORMATION).




CONTENTS



THE FUND
--------------------------------------------------------------------------------

   Investment Approach.......................................................327
   Main Risks................................................................327
   Past Performance..........................................................329
   Expenses..................................................................331
   More About Investment Objective, Strategies and Risks.....................332
   Management................................................................336
   Financial Highlights......................................................338


YOUR INVESTMENT
--------------------------------------------------------------------------------

   Shareholder Guide.........................................................345
   Distributions and Taxes...................................................356
   Services for Fund Investors...............................................357
   Instructions for Regular Accounts.........................................360
   Instructions for IRAs.....................................................363


FOR MORE INFORMATION
--------------------------------------------------------------------------------

SEE BACK COVER.

THE FUNDTHE FUND

INVESTMENT APPROACH
The fund, an international small-cap fund, seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of its total assets in the equity securities of foreign small-cap companies from a minimum of three countries. These companies may be based in both developed and emerging economies. The fund may invest in larger foreign companies or in U.S.-based companies if they represent better prospects for capital appreciation.


Founders Asset Management LLC (Founders) manages the fund using a "core style" of investing, searching for stocks that appear to be undervalued (as measured by their price/earnings ratios) and that may have value and/or growth characteristics. The portfolio managers use proprietary quantitative models and traditional qualitative analysis to identify attractive stocks with low relative price multiples and positive trends in earnings forecasts. This stock selection process is designed to produce a diversified portfolio that, relative to the fund's benchmark index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend. The portfolio managers use a consistent, bottom-up approach which emphasizes individual stock selection.

Founders continually monitors the securities in the fund's portfolio, and will consider selling a security if business momentum deteriorates or valuation becomes excessive. Founders also may sell a security if an event occurs that contradicts Founders' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, Founders may sell a security if better investment opportunities emerge elsewhere. Founders also may liquidate a security if Founders changes the fund's industry, sector or country weightings.


For more information on the securities held by the fund, see "For More Information - Portfolio Holdings."


MAIN RISKS
The principal risks of investing in this fund are:
o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:
o MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.
o REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards are less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The fund may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

o CURRENCY RISK. The fund's assets are invested primarily in foreign securities. Since substantially all of its revenue is received in foreign currencies, the fund's net asset value will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The fund pays dividends, if any, in U.S. dollars and incurs currency conversion costs.
o POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the fund; and political, economic, or social instability.
o SMALL COMPANY RISK. Small companies involve substantially greater risks of loss and price fluctuations than larger and more established companies. Small companies may be in the early stages of development; may have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.
o PORTFOLIO TURNOVER. While the fund's portfolio turnover rates have been higher than those of other mutual funds with the same investment objective, the fund's current portfolio managers, who began managing the fund in November 2005, are expected to engage in less short-term trading, which would result in a lower portfolio turnover rate. During the fiscal years ended December 31, 2005, 2004 and 2003, the portfolio turnover rates for the fund were 729%, 648% and 707%, respectively. Higher portfolio turnover rates increase the fund's brokerage costs and may increase its taxable capital gain distributions, and therefore may adversely affect its performance both before and after taxes. (A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year.)
o COUNTRY AND SECTOR ALLOCATION RISK. While the portfolio managers use the country and sector weightings of the fund's benchmark index as a guide in structuring the fund's portfolio, they may overweight or underweight certain countries or sectors relative to the index. This may cause the fund's performance to be more or less sensitive to developments affecting those countries or sectors.
o INITIAL PUBLIC OFFERINGS. The fund may purchase securities of companies in initial public offerings ("IPOs"). The number of IPOs brought to market, and the prices at which the newly issued stocks trade, are affected by the performance of the stock market as a whole. When IPOs are brought to market, the fund may not be able to purchase as many shares as it would like, or any at all, due to limited availability. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

o DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and can cause the fund to lose money on its investments. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


[On side panel: Key concepts

FOREIGN SMALL-CAP COMPANIES are those which, at the time of purchase, have total market capitalizations that fall in the range of the capitalizations of the companies that comprise the S&P/Citigroup Extended Market Index World ex U.S.sm This index represents, on a country-by-country basis, the small-capitalization component of the S&P/Citigroup Broad Market Indexsm, which is a comprehensive float-weighted index of companies in 26 countries (excluding the U.S.) with market capitalizations of at least $100 million.]


[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE
The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total return AS OF 12/31 OF EACH YEAR (%)
CLASS A SHARES

 96   97   98   99     00        01        02        03        04        05
 --   --   --   --     --        --        --        --        --        --
                   -29.61    -31.74    -15.91     74.94     17.70     19.93

BEST QUARTER:         Q2 `03 +27.30%
WORST QUARTER:        Q3 `01 -22.58%

The following table compares the performance of each share class to the performance of appropriate broad-based indexes. The fund's returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. The returns of the indexes account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes. Past performance, both before and after taxes, is no guarantee of future results.


Average annual total returns AS OF 12/31/05

---------------------------------- --------------- -- ------------------- - -------------------
                                       1 Year              5 Years          (since inception)
                                                                                      (1)
---------------------------------- --------------- -- ------------------- - -------------------
CLASS A                                13.05%               5.96%                 -1.02%
RETURN BEFORE TAXES
---------------------------------- --------------- -- ------------------- - -------------------
CLASS A
RETURN AFTER TAXES ON                  13.05%               5.96%                 -1.82%
DISTRIBUTIONS
---------------------------------- --------------- -- ------------------- - -------------------
CLASS A
RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND         8.48%                5.15%                 -1.40%
SHARES
---------------------------------- --------------- -- ------------------- - -------------------
CLASS B                                14.89%               6.01%                 -0.99%
RETURNS BEFORE TAXES
---------------------------------- --------------- -- ------------------- - -------------------
CLASS C                                17.98%               6.34%                 -0.85%
RETURNS BEFORE TAXES
---------------------------------- --------------- -- ------------------- - -------------------
CLASS R                                20.17%               6.63%                 -0.46%
RETURNS BEFORE TAXES
---------------------------------- --------------- -- ------------------- - -------------------
CLASS T                                13.38%               5.29%                 -1.58%
RETURNS BEFORE TAXES
---------------------------------- --------------- -- ------------------- - -------------------

S&P/CITIGROUP EXTENDED MARKET          22.09%               13.56%                9.17%
INDEX ("EMI") WORLD EX U.S.(2)

---------------------------------- --------------- -- ------------------- - -------------------
MORGAN STANLEY CAPITAL                 14.47%               4.92%                 1.62%
INTERNATIONAL WORLD EX U.S.
INDEX (2)
---------------------------------- --------------- -- ------------------- - -------------------
MORGAN STANLEY CAPITAL
INTERNATIONAL WORLD EX U.S.            25.04%               16.72%                12.33%
SMALL-CAP INDEX (2)
---------------------------------- --------------- -- ------------------- - -------------------

(1) Inception date 12/31/99

(2) The S&P/Citigroup EMI World ex U.S. Index measures the performance of small companies outside of the United States (approximately the bottom 20% by market capitalization) in 26 developed equity markets. The Morgan Stanley Capital International (MSCI) World ex U.S. Index measures global developed market equity performance outside of the United States. The MSCI World ex U.S. Small-Cap Index measures global performance of small capitalization securities outside of the United States. In future prospectuses, the fund's performance will no longer be compared to the MSCI Indexes, as the new portfolio management team uses the S&P/Citigroup EMI World ex U.S. Index as a guide in managing the fund.


After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES
Expenses
As a fund shareholder, you pay certain fees and expenses in connection with the fund, which are described in the tables below.

Fee table                         CLASS A       CLASS B        CLASS C       CLASS R       CLASS T
-----------------------------    -----------   -----------    -----------   ----------    ----------
SHAREHOLDER TRANSACTION
FEES
(FEES PAID FROM YOUR
ACCOUNT)
Maximum front-end sales             5.75          NONE           NONE         NONE          4.50
charge on purchases % OF
OFFERING PRICE

Maximum contingent deferred       NONE(1)         4.00           1.00         NONE         NONE(1)
sales charge (CDSC) % OF
PURCHASE OR SALE PRICE,
WHICHEVER IS LESS

ANNUAL FUND OPERATING
EXPENSES (EXPENSES PAID
FROM FUND ASSETS)
% OF AVERAGE DAILY NET
ASSETS

Management fees                     1.00          1.00           1.00         1.00          1.00

Rule 12b-1 fee                      NONE          0.75           0.75         NONE          0.25

Shareholder services fee            0.25          0.25           0.25         NONE          0.25

Other expenses(2)                   1.04          1.13           1.08         1.08          1.20

TOTAL ANNUAL FUND OPERATING         2.29          3.13           3.08         2.08          2.70
EXPENSES (WITHOUT WAIVER) (2)

Waiver (2)                         (0.15)        (0.15)         (0.15)       (0.17)        (0.15)

NET ANNUAL FUND OPERATING           2.14          2.98           2.93         1.91          2.55
EXPENSES (WITH WAIVER) (2)


(1) SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.
(2) THE CUSTODIAN HAS AGREED TO WAIVE A PORTION OF THE CUSTODY FEES THROUGH AUGUST 31, 2006 PURSUANT TO A WRITTEN CONTRACTUAL COMMITMENT, AT WHICH TIME THE WAIVER IS SCHEDULED TO EXPIRE.

[In margin: Key concepts
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.
RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services. OTHER EXPENSES: expenses paid by the fund for custodian, transfer agency and accounting agent services, and other customary fund services. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.]

Expense example
                         1 Year        3 Years         5 Years         10 Years
                       -----------   ------------    -------------   -----------
CLASS A                   $794         $1,249           $1,730          $3,050

CLASS B
WITH REDEMPTION           $716         $1,266           $1,840          $3,067
WITHOUT REDEMPTION        $316          $966            $1,640          $3,067

CLASS C
WITH REDEMPTION           $411          $951            $1,616          $3,392
WITHOUT REDEMPTION        $311          $951            $1,616          $3,392

CLASS R                   $211          $652            $1,119          $2,410

CLASS T                   $711         $1,251           $1,815          $3,345

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. This example is based on total annual fund operating expenses without the custody fee waiver.


MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


This section discusses other investment strategies that may be used by the fund and provides more detailed information about the risks associated with those strategies. Although we might not use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information (SAI) contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS. The fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.


DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.

Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.

There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instrument to make required payments or otherwise comply with the derivative instrument's terms.

SECURITIES THAT ARE NOT READILY MARKETABLE. The fund may invest up to 15% of its net assets in securities that are not "readily marketable." A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission (SEC) regulations (these are known as "restricted securities"). Under procedures adopted by the fund's board, certain restricted securities may be deemed readily marketable, and will not be counted toward this 15% limit.

Investments in securities that are not readily marketable, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell such a security or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the SEC. The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

o EMERGING MARKETS RISK. The fund invests in emerging markets. These are markets in countries that are considered to be in the initial stages of the industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.
o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.

o STOCK MARKET RISK. The market value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

o    OPPORTUNITY  RISK.  There  is the  risk  of  missing  out on an  investment
     opportunity   because  the  assets  necessary  to  take  advantage  of  the opportunity are held in other investments.

o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the portfolio managers believe is their full market value, either because the market fails to recognize the stock's intrinsic worth or the portfolio managers misgauged that worth. Value stocks also may decline in price even though in theory they are already undervalued.


MANAGEMENT
Investment adviser
Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.


Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly owned subsidiary of Dreyfus Service Corporation (DSC), which is a wholly owned subsidiary of The Dreyfus Corporation (Dreyfus). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $174 billion under management in approximately 200 mutual fund portfolios as of December 31, 2005. Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial had approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management, as of December 31, 2005.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The fund's management fee for the fiscal year ended December 31, 2005 was 1.00% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Founders is available in the fund's annual report for the fiscal year ended December 31, 2005.

To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio manager. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.


The fund is co-managed by two portfolio managers, Daniel B. LeVan and John W. Evers. Each is a Chartered Financial Analyst and has been employed by Founders since 2003. Messrs. LeVan and Evers began co-managing the fund in November 2005. Mr. LeVan also is a senior vice president of The Boston Company Asset Management, LLC ("The Boston Company"), an affiliate of Founders, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), also an affiliate of Founders, where he was a lead portfolio manager for global, international and European small-cap portfolios from 1994 to 2003. Mr. Evers also serves as an assistant portfolio manager for The Boston Company's international small cap equity strategy and as a research analyst for its international core, growth and small cap strategies. Prior to joining The Boston Company in 2003, Mr. Evers was a vice president at Standish Mellon beginning in 1998.


The fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.


DISTRIBUTOR
The fund's distributor is Dreyfus Service Corporation. The fund's distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, the fund's distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

CODE OF ETHICS
The fund, Founders and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.

FINANCIAL HIGHLIGHTS
Financial Highlights

The following tables describe the performance of each share class for the five years ended December 31, 2005. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been audited by PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, whose report and the fund's financial statements are included in the fund's 2005 annual report, which is available upon request.

                                                              YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------
CLASS A SHARES                                 2005        2004        2003         2002        2001
                                             --------- -- -------- -- -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $16.76      $14.24       $8.14        $9.68      $14.18
-------------------------------------------- --------- -- -------- -- -------- -- --------- - ---------

Income from investment operations:
Net investment income (loss)                   (0.14)  a   (0.11)  a     0.10       (0.16)      (0.14)
Net realized and unrealized gains (losses)
on securities                                    3.48        2.63        6.00       (1.38)      (4.36)
                                             --------- -- -------- -- -------- -- --------- - ---------
Total from investment operations                 3.34        2.52        6.10       (1.54)      (4.50)
-------------------------------------------- --------- -- -------- -- -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                       0.00        0.00        0.00         0.00        0.00
From net realized gains                          0.00        0.00        0.00         0.00        0.00
                                             --------- -- -------- -- -------- -- --------- - ---------
Total distributions                              0.00        0.00        0.00         0.00        0.00
-------------------------------------------- --------- -- -------- -- -------- -- --------- - ---------

Net Asset Value, end of year                   $20.10      $16.76      $14.24        $8.14       $9.68
                                             ========= == ======== == ======== == ========= = =========

TOTAL RETURN B                                 19.93%      17.70%      74.94%      -15.91%     -31.74%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $22,107     $19,726     $27,252       $9,422     $14,033
-------------------------------------------- --------- -- -------- -- -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c       2.14%       1.92%       2.45%        2.24%       1.88%
Expenses with reimbursements,
  earnings credits and brokerage offsets        2.12%       1.92%       2.45%        2.24%       1.87%
Net investment loss                            -0.82%      -0.77%      -0.83%       -0.80%      -0.26%
-------------------------------------------- --------- -- -------- -- -------- -- --------- - ---------
Portfolio turnover rate d                        729%        648%        707%         495%        704%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 2.29% (2005), 2.02% (2004), 2.54%
     (2003), 2.27% (2002), and 1.88% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                              YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------
CLASS B SHARES                                 2005        2004        2003         2002        2001
                                              -------- -- -------- -- -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $16.09      $13.79       $7.95        $9.54      $14.08
--------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------

Income from investment operations:
Net investment loss                            (0.28)  a   (0.23)  a   (0.31)       (0.29)      (0.18)
Net realized and unrealized gains (losses)
on securities                                    3.32        2.53        6.15       (1.30)      (4.36)
                                              -------- -- -------- -- -------- -- --------- - ---------
Total from investment operations                 3.04        2.30        5.84       (1.59)      (4.54)
--------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                       0.00        0.00        0.00         0.00        0.00
From net realized gains                          0.00        0.00        0.00         0.00        0.00
                                              -------- -- -------- -- -------- -- --------- - ---------
Total distributions                              0.00        0.00        0.00         0.00        0.00
--------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------

Net Asset Value, end of year                   $19.13      $16.09      $13.79        $7.95       $9.54
                                              ======== == ======== == ======== == ========= = =========

TOTAL RETURN B                                 18.89%      16.68%      73.46%      -16.67%     -32.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $16,421     $17,917     $18,198      $12,810     $19,661
--------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c       2.98%       2.79%       3.30%        3.09%       2.66%
Expenses with reimbursements,
  earnings credits and brokerage offsets        2.97%       2.78%       3.29%        3.09%       2.64%
Net investment loss                            -1.66%      -1.63%      -1.44%       -1.64%      -1.06%
--------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------
Portfolio turnover rate d                        729%        648%        707%         495%        704%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 3.13% (2005), 2.89% (2004), 3.38%
     (2003), 3.12% (2002), and 2.66% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                              YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------
CLASS C SHARES                                 2005        2004        2003         2002        2001
                                              -------- -- -------- -- -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $16.07      $13.76       $7.93        $9.52      $14.06
--------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------

Income from investment operations:
Net investment loss                            (0.27)  a   (0.22)  a   (0.01)       (0.35)      (0.22)
Net realized and unrealized gains (losses)
on securities                                    3.32        2.53        5.84       (1.24)      (4.32)
                                              -------- -- -------- -- -------- -- --------- - ---------
Total from investment operations                 3.05        2.31        5.83       (1.59)      (4.54)
--------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                       0.00        0.00        0.00         0.00        0.00
From net realized gains                          0.00        0.00        0.00         0.00        0.00
                                              -------- -- -------- -- -------- -- --------- - ---------
Total distributions                              0.00        0.00        0.00         0.00        0.00
--------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------

Net Asset Value, end of year                   $19.12      $16.07      $13.76        $7.93       $9.52
                                              ======== == ======== == ======== == ========= = =========

TOTAL RETURN B                                 18.98%      16.79%      73.52%      -16.70%     -32.29%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $7,568     $10,249     $10,639       $5,268      $8,928
--------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c       2.93%       2.71%       3.25%        3.06%       2.67%
Expenses with reimbursements,
  earnings credits and brokerage offsets        2.92%       2.70%       3.25%        3.05%       2.65%
Net investment loss                            -1.60%      -1.55%      -1.43%       -1.58%      -1.08%
--------------------------------------------- -------- -- -------- -- -------- -- --------- - ---------
Portfolio turnover rate d                        729%        648%        707%         495%        704%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 3.08% (2005), 2.81% (2004), 3.34%
     (2003), 3.08% (2002), and 2.67% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                               YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------
CLASS R SHARES                                  2005        2004       2003         2002        2001
                                               -------- - --------- - -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $16.31      $13.82      $7.87        $9.56      $14.22
---------------------------------------------- -------- - --------- - -------- -- --------- - ---------

Income from investment operations:
Net investment income (loss)                    (0.12)  a   (0.07)  a    0.54       (0.81)      (0.17)
Net realized and unrealized gains (losses)
on securities                                     3.41        2.56       5.41       (0.88)      (4.49)
                                               -------- - --------- - -------- -- --------- - ---------
Total from investment operations                  3.29        2.49       5.95       (1.69)      (4.66)
---------------------------------------------- -------- - --------- - -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                        0.00        0.00       0.00         0.00        0.00
From net realized gains                           0.00        0.00       0.00         0.00        0.00
                                               -------- - --------- - -------- -- --------- - ---------
Total distributions                               0.00        0.00       0.00         0.00        0.00
---------------------------------------------- -------- - --------- - -------- -- --------- - ---------

Net Asset Value, end of year                    $19.60      $16.31     $13.82        $7.87       $9.56
                                               ======== = ========= = ======== == ========= = =========

TOTAL RETURN                                    20.17%      18.02%     75.60%      -17.68%     -32.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                    $310        $190       $142          $37         $76
---------------------------------------------- -------- - --------- - -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b        1.91%       1.68%      2.08%        3.94%       1.86%
Expenses with reimbursements,
  earnings credits and brokerage offsets         1.89%       1.68%      2.07%        3.91%       1.84%
Net investment loss                             -0.69%      -0.51%     -0.32%       -2.20%      -0.08%
---------------------------------------------- -------- - --------- - -------- -- --------- - ---------
Portfolio turnover rate c                         729%        648%       707%         495%        704%

a.   Computed using average shares outstanding throughout the year.
b. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 2.08% (2005), 1.79% (2004), 2.17%
     (2003), 4.65% (2002), and 2.78% (2001).
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
CLASS T SHARES                                 2005        2004       2003         2002        2001
                                              -------- -- -------- - -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year             $16.05      $13.70      $7.87        $9.50      $14.14
--------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Income from investment operations:
Net investment loss                            (0.21)  a   (0.17)  a  (0.24)       (0.45)      (0.22)
Net realized and unrealized gains (losses)
on securities                                    3.32        2.52       6.07       (1.18)      (4.42)
                                              -------- -- -------- - -------- -- --------- - ---------
Total from investment operations                 3.11        2.35       5.83       (1.63)      (4.64)
--------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                       0.00        0.00       0.00         0.00        0.00
From net realized gains                          0.00        0.00       0.00         0.00        0.00
                                              -------- -- -------- - -------- -- --------- - ---------
Total distributions                              0.00        0.00       0.00         0.00        0.00
--------------------------------------------- -------- -- -------- - -------- -- --------- - ---------

Net Asset Value, end of year                   $19.16      $16.05     $13.70        $7.87       $9.50
                                              ======== == ======== = ======== == ========= = =========

TOTAL RETURN B                                 19.38%      17.15%     74.08%      -17.16%     -32.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                   $444        $510       $522         $345        $538
--------------------------------------------- -------- -- -------- - -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c       2.55%       2.37%      3.07%        4.03%       3.16%
Expenses with reimbursements,
  earnings credits and brokerage offsets        2.54%       2.36%      3.07%        4.03%       3.14%
Net investment loss                            -1.24%      -1.21%     -1.06%       -2.69%      -1.60%
--------------------------------------------- -------- -- -------- - -------- -- --------- - ---------
Portfolio turnover rate d                        729%        648%       707%         495%        704%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 2.70% (2005), 2.47% (2004), 3.16%
     (2003), 4.05% (2002), and 3.16% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

YOUR INVESTMENT


SHAREHOLDER GUIDE

FUND CLOSED TO NEW INVESTORS

PASSPORT FUND IS CLOSED TO NEW INVESTORS. Shareholders of the fund who maintain open fund accounts may make additional purchases and reinvest dividends and capital gains distributions into their accounts. Participants in certain retirement plans which have established Passport Fund as an investment option may open new Passport Fund accounts through their plans. Employees of Founders and directors of the company may also open new accounts in Passport Fund if they do so directly with Dreyfus Service Corporation, the fund's distributor.

PASSPORT FUND SHAREHOLDERS WHO CLOSE their accounts may be prohibited from reactivating their accounts or opening new Passport Fund accounts. This restriction applies to investments made directly with the distributor as well as investments made through financial intermediaries, such as brokers, banks or financial advisers. Investors may have to show they are eligible to purchase Passport fund shares before an investment is accepted. The fund may resume sales of shares to new investors at some future date, but there are no current plans to do so.

SPECIAL NOTICE CONCERNING CLASS B SHARES

In addition, effective on or about June 1, 2006 (the "Effective Date"), the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Accordingly, beginning on the Effective Date, the discussion of Class B shares elsewhere in this prospectus is modified as described in this special notice subsection.

Existing shareholders of the fund's Class B shares as of the Effective Date may continue to hold their Class B shares, reinvest dividends into Class B shares of the fund and exchange their Class B shares for Class B shares of other Dreyfus Founders and Dreyfus Premier funds (as permitted by current exchange privilege rules). In addition, Class B shares may be exchanged as of the Effective Date for Class B shares of General Money Market Fund, Inc. ("GMMF"). As of the Effective Date, no new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the fund, except through a dividend reinvestment or permitted exchange. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge ("CDSC") schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect. However, as of the Effective Date, the reinvestment privilege with respect to Class B shares (which permits you to reinvest within 45 days of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued.

Also, as of the Effective Date, exchanges of Class B shares of the fund for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("DWDMMF") will no longer be permitted. Shares held in DWDMMF through a previous exchange of Class B shares, however, may be exchanged for Class B shares of a Dreyfus Founders or Dreyfus Premier fund, or GMMF.


THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the fund's distributor for concessions and expenses it pays to dealers and financial institutions for selling or servicing shares.

DECIDING WHICH CLASS OF SHARES TO BUY

THIS PROSPECTUS OFFERS CLASS A, B, C, T AND R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

[On side panel: Key concepts

The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is also closed to new investors. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]


WHEN YOU INVEST IN CLASS A OR CLASS T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than either Class B or Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.


A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to invest in.

----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
                                    CLASS A           CLASS B        CLASS C          CLASS T            CLASS R
----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
Initial sales charge                up to 5.75%       none           none             up to 4.50%        none
.................................... ................. .............. ................ .................. ..........
Ongoing distribution fee
(Rule 12b-1 fee)                    none              0.75%          0.75%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Ongoing shareholder service fee     0.25%             0.25%          0.25%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Contingent deferred sales charge    1% on sale of     sliding scale  1% on sale of    1% on sale of      none
                                    shares bought     over six       shares held for  shares bought
                                    within one year   years          one year or      within one year
                                    without an                       less             without an
                                    initial                                           initial
                                    sales charge as                                   sales charge as
                                    part of an                                        part of an
                                    investment of                                     investment of
                                    $1 million                                        $1 million
                                    or more                                           or more
.................................... ................. .............. ................ .................. ..........
Conversion feature                  no                yes            no               no                 no
.................................... ................. .............. ................ .................. ..........
Recommended purchase maximum        none              $100,000       $1 million       $1 million         none
.................................... ................. .............. ................ .................. ..........

CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge

     o    qualify for a reduced or waived sales charge

IF YOU INVEST $1 MILLION OR MORE (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

---------------------------------------------------------------
Class A sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              5.75%               6.10%
$50,000 to $99,999             4.50%               4.70%
$100,000 to $249,999           3.50%               3.60%
$250,000 to $499,999           2.50%               2.60%
$500,000 to $999,999           2.00%               2.00%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

CLASS T SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS T SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

THE INITIAL SALES CHARGE on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:


     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T may eventually exceed the initial sales charge differential

     o invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees


SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o    qualify for a reduced or waived sales charge

     o    are unsure of your expected holding period

---------------------------------------------------------------
Class T sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              4.50%               4.70%
$50,000 to $99,999             4.00%               4.20%
$100,000 to $249,999           3.00%               3.10%
$250,000 to $499,999           2.00%               2.00%
$500,000 to $999,999           1.50%               1.50%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION OR WAIVER of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Founders funds or Dreyfus Premier funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at WWW.DREYFUS.COM and in the fund's SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE in the following ways:

     o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of Dreyfus Founders funds or certain Dreyfus Premier funds or that are subject to a sales charge. For example, if you have $1 million invested in shares of Dreyfus Founders funds or certain Dreyfus Premier funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

     o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in Dreyfus Founders funds or certain Dreyfus Premier funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

     o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in Dreyfus Founders funds or certain Dreyfus Premier funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

CLASS A SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals and entities:

     o full-time or part-time employees, and their family members, of Founders or any of its affiliates

     o board members of Founders, the Dreyfus Founders funds and any funds managed by an affiliate of Founders

     o    full-time   employees,   and  their  family   members,   of  financial
          institutions that have entered into selling agreements with the fund's distributor

     o    "wrap" accounts for the benefit of clients of financial  institutions,
          provided  they  have  entered  into  an  agreement   with  the  fund's
          distributor specifying operating policies and standards

     o qualified separate accounts maintained by an insurance company; and any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts


     o Qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Founders-managed fund, including the fund, or a Dreyfus-managed fund since February 28, 2006

     o Investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not using the proceeds of the employment-related stock options

     o Members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

CLASS A AND CLASS T SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals or entities:

     o employees participating in certain qualified or non-qualified employee benefit plans

     o shareholders in Dreyfus-sponsored IRA "Rollover Accounts" funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers



CLASS B AND CLASS C SHARE CONSIDERATIONS


SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

DUE TO AVAILABILITY OF SALES CHARGE DISCOUNTS for Class A and Class T shares and the higher ongoing Rule 12b-1 fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class B shares sold within six years of  purchase  are subject to the  following
CDSCs:


---------------------------------------------------
Class B sales charges
                               CDSC AS A % OF
                               AMOUNT REDEEMED
FOR SHARES SOLD IN THE      SUBJECT TO THE CHARGE
-------------------------- ------------------------
First year                          4.00%
Second year                         4.00%
Third year                          3.00%
Fourth year                         3.00%
Fifth year                          2.00%
Sixth year                          1.00%
Thereafter                          None



Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders may pay higher ongoing Rule 12b-1 fees over the life of their investment.


CLASS R SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

CLASS R SHARES may be purchased by:

     o a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution

     o a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered into an agreement with the fund's distributor or a SEP-IRA

CDSC WAIVERS

THE CDSC ON CLASS A, B, C AND T SHARES may be waived in the following cases:

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

     o redemptions made within one year of death or disability of the shareholder

     o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2

     o redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

     o    redemptions from qualified and nonqualified employee benefit plans

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

GENERALLY, WHEN CALCULATING THE FUND'S NAV, debt securities with remaining maturities of 60 days or less at the time of purchase are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its valuation committee in good faith using such information as it deems appropriate under the circumstances.

FAIR VALUE OF FOREIGN EQUITY SECURITIES may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The fund may use fair value prices obtained from such a pricing service in lieu of the closing prices from foreign markets in valuing foreign equity securities on days when movements in the U.S. stock market are determined to have materially affected the value of those securities subsequent to the closing of the foreign markets. In addition to establishing the fair value of securities, another objective of this policy is to attempt to reduce the possibility that an investor may seek to take advantage of any disparity between the foreign securities' closing market prices and their fair value by engaging in "time zone arbitrage." See "Your Investment - Shareholder Guide - General policies."

USING FAIR VALUE TO PRICE SECURITIES may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the fund.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                      Initial       Additional
 ---------------------------------    -----------   ------------------------
 REGULAR ACCOUNTS                     $1,000        $100

 TRADITIONAL IRAS                     $750          NO MINIMUM

 SPOUSAL IRAS                         $750          NO MINIMUM

 ROTH IRAS                            $750          NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS           $500          NO MINIMUM
                                                    AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES


YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING RECENTLY PURCHASED SHARES, please note that:
o if you send a written request to sell shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of shares by check, Dreyfus TeleTransfer or Automatic Asset Builder


Limitations on selling shares by phone or online

Proceeds sent by              Minimum               Maximum
                              phone/online          phone/online
--------------------------- - ------------------- - -----------------------
CHECK*                        NO MINIMUM            $250,000 PER DAY

WIRE                          $1,000                $500,000 FOR JOINT
                                                    ACCOUNTS EVERY 30
                                                    DAYS/ $20,000 PER DAY

DREYFUS TELETRANSFER          $500                  $500,000 FOR JOINT
                                                    ACCOUNTS EVERY 30
                                                    DAYS/ $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o    requests to send the proceeds to a different payee or address
o    written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the fund or its operations. Founders, the fund, and the fund's distributor will not enter into arrangements with any person or group to permit frequent trading.
THE FUND RESERVES THE RIGHT TO:

     o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

     o    change its minimum or maximum investment amounts

     o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

     o redeem "in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

     o reject any purchase or exchange request, including those from any individual or group who, in our view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.


We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the fund's distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

The risks of frequent trading may be more significant for mutual funds that invest in securities that are more difficult to value or that are susceptible to price arbitrage, such as foreign securities. For example, a fund with significant investments in foreign securities that trade in markets that close some time before the time at which the fund calculates its net asset value potentially is subject to the risk of time zone arbitrage -- a market timing strategy that seeks to take advantage of changes in the value of a fund's portfolio holdings during the period between the close of the markets in which the fund's portfolio securities primarily trade and the close of the NYSE. One of the objectives of the fair valuation procedures adopted by the fund's board is to protect the fund against time zone arbitrage, as well as other trading practices that may seek to take advantage of stale prices. See "Your Investment
- Shareholder  Guide - Buying shares."

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.


Transactions  made  through  automatic   investment  plans,   Dreyfus  Automatic
Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.

[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES
THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.


DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORSServices for Fund Investors

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
  DREYFUS AUTOMATIC ASSET BUILDER(R)      For making automatic investments from
                                          a designated bank account.

  DREYFUS PAYROLL SAVINGS PLAN            For making automatic investments
                                          through payroll deduction.

  DREYFUS GOVERNMENT DIRECT DEPOSIT       For making automatic investments from
  PRIVILEGE                               your federal employment, Social
                                          Security or other regular federal
                                          government check.

  DREYFUS DIVIDEND SWEEP                  For automatically reinvesting the
                                          dividends and distributions from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund (not
                                          available for IRAs).

For exchanging shares
  DREYFUS AUTO-EXCHANGE PRIVILEGE         For making regular exchanges from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund.

For selling shares
  DREYFUS AUTOMATIC WITHDRAWAL PLAN       For making regular withdrawals from
                                          most funds.

                                          There will be no CDSC on Class B or
                                          Class C shares, as long as the amount
                                          of any withdrawal does not exceed, on
                                          an annual basis, 12% of the greater of
                                          the account value at the time of the
                                          first withdrawal under the plan, or at
                                          the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

---------------------------- --------------------------- --------------------------- ---------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
---------------------------- --------------------------- --------------------------- ---------------------------
IN WRITING                   Complete the                Fill out an investment      Write a letter of
                             application.  Mail your     slip, and write your        instruction that
[Graphic: Pen]               application and a check     account number on your      includes:
                             to:                         check.                      o       your name(s)
                             Dreyfus Founders Funds,     Mail the slip and the           and signature(s)
                             Inc.                        check to:                   o       your account
                             Passport Fund               Dreyfus Founders Funds,         number
                             P.O. Box 55268              Inc.                        o       Passport Fund
                             Boston, MA  02205-8502      Passport Fund               o       the dollar
                             Attn: Institutional         P.O. Box 55268                  amount you want to
                             Processing                  Boston, MA  02205-8502          sell
                                                         Attn: Institutional         o       the share class
                                                         Processing                  o       how and where
                                                                                         to send the
                                                                                         proceeds

                                                                                     Obtain a signature guarantee
                                                                                     or other documentation, if
                                                                                     required (see "Account Policies -
                                                                                     Selling Shares").

                                                                                     Mail your request to:
                                                                                     Dreyfus Founders
                                                                                     Funds, Inc.
                                                                                     P.O. Box 55268
                                                                                     Boston, MA  02205-8502
                                                                                     Attn: Institutional
                                                                                     Processing
---------------------------- --------------------------- --------------------------- ------------------------
BY TELEPHONE                 WIRE.  Call us to request   WIRE.  Have your bank       WIRE.  Call us or your
                             an account application      send your investment to     financial
[Graphic: Telephone]         and an account number.      Mellon Trust of New         representative to
                             Have your bank send your    England, N.A., with these   request your
                             investment to Mellon        instructions:               transaction.  Be sure
                             Trust of New England,       o       ABA #011001234      the fund has your bank
                             N.A., with these            o       DDA #046590         account information on
                             instructions:               o       EEC code 5660       file.  Proceeds will
                             o       ABA #011001234      o       Passport Fund       be wired to your
                             o       DDA #046590         o       the share class     bank.
                             o       EEC code 5660       o       your account
                             o       Passport Fund           number                  DREYFUS TELETRANSFER.
                             o       the share class     o       name(s) of          Call us or your
                             o       your account            investor(s)             financial
                                 number                  o       dealer number, if   representative to
                             o       name(s) of              applicable              request your
                                     investor(s)                                     transaction.  Be sure
                             o  dealer number if         ELECTRONIC CHECK. Same      the fund has your bank
                                 applicable              as wire, but before your    account information on
                                                         14-digit account number     file.  Proceeds will
---------------------------- --------------------------- --------------------------- ---------------------------

---------------------------- --------------------------- --------------------------- ---------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
---------------------------- --------------------------- --------------------------- ---------------------------
                             Return your application     insert "281" for Class A,   be sent to your bank
                             with the account number     "282" for Class B, "283"    by electronic check.
                             on the application.         for Class C,  "284" for
                                                         Class R, or "285" for       CHECK.  Call us or
                                                         Class T.                    your financial
                                                                                     representative to
                                                         DREYFUS TELETRANSFER.       request your
                                                         Request Dreyfus             transaction.  A check
                                                         TeleTransfer on your        will be sent to the
                                                         application.  Call us to    address of record.
                                                         request your transaction.
---------------------------- --------------------------- --------------------------- ------------------------
ONLINE (WWW.DREYFUS.COM)     -----                       DREYFUS TELETRANSFER.       WIRE.  Visit
                                                         Request Dreyfus             WWW.DREYFUS.COM to
[Graphic:  Mouse]                                        TeleTransfer on your        request your
                                                         application.  Visit         transaction.  Be sure
                                                         WWW.DREYFUS.COM to          the fund has your bank
                                                         request your transaction.   account information on
                                                                                     file.
                                                                                     Proceeds will be wired
                                                                                     to your bank.

                                                                                     DREYFUS TELETRANSFER.
                                                                                     Visit WWW.DREYFUS.COM
                                                                                     to request your transaction.
                                                                                     Be sure the fund has your
                                                                                     bank account information on
                                                                                     file. Proceeds will be sent
                                                                                     to your bank by electronic
                                                                                     check.

                                                                                     CHECK.  Visit
                                                                                     WWW.DREYFUS.COM to request
                                                                                     your transaction.  A check
                                                                                     will be sent to the address
                                                                                     address of record.
---------------------------- --------------------------- --------------------------- ------------------------

---------------------------- --------------------------- --------------------------- ---------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
---------------------------- --------------------------- --------------------------- ---------------------------
AUTOMATICALLY                WITH AN INITIAL             ALL SERVICES.  Call us or   DREYFUS AUTOMATIC
                             investment.  Indicate on    your financial              WITHDRAWAL PLAN.  Call
[Graphic: Calendar]          your application which      representative to request   us or your financial
                             automatic service(s) you    a form to add any           representative to
                             want.  Return your          automatic investing         request a form to add
                             application with your       service (see "Services      the plan.  Complete
                             investment.                 for Fund Investors").       the form, specifying
                                                         Complete and return the     the amount and
                                                         form along with any other   frequency of
                                                         required materials.         withdrawals you would
                                                                                     like.

                                                                                     Be sure to maintain an
                                                                                     account balance of
                                                                                     $5,000 or more.
---------------------------- --------------------------- --------------------------- ------------------------

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.
ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

------------------------ --------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ --------------------------- --------------------------- ---------------------------
IN WRITING               Complete an IRA              Fill out an investment      Write a letter of
                         application, making sure     slip, and write your        instruction that includes:
[Graphic: Pen]           to specify the fund name     account number on your      o       your name and
                         and to indicate the year     check.  Indicate the year       signature
                         the contribution is for.     the contribution is for.    o       your account number
                                                                                  o       Passport Fund

                         Mail your application and    Mail the slip and the       o       the share class
                         a check to:                  check to:                   o       the dollar amount
                         The Dreyfus Trust Company,   The Dreyfus Trust               you want to sell
                         Custodian                    Company, Custodian          o   how and where to send
                         P.O. Box 55552               P.O. Box 55552                  the proceeds
                         Boston, MA  02205-8568       Boston, MA  02205-8568      o       whether the
                         Attn: Institutional          Attn: Institutional             distribution is
                         Processing                   Processing                      qualified or premature

                                                                                  o       whether the 10%
                                                                                      TEFRA should be
                                                                                      withheld

                                                                                  Obtain a signature guarantee or
                                                                                  other documentation, if required
                                                                                  (see "Account Policies - Selling
                                                                                  Shares").

                                                                                  Mail your request to:
                                                                                  The Dreyfus Trust Company
                                                                                  P.O. Box 9552
                                                                                  Boston, MA  02205-8568
                                                                                  Attn: Institutional
                                                                                  Processing
------------------------ ---------------------------- --------------------------- ----------------------------
BY TELEPHONE             -----                        WIRE.  Have your bank       -----
                                                      send your investment to
[Graphic: Telephone]                                  Mellon Trust of New
                                                      England, N.A., with these
                                                      instructions:
                                                      o       ABA # 011001234
                                                      o       DDA #046590
                                                      o       EEC code 5660
                                                      o       Passport Fund
                                                      o       the share class
                                                      o       your account
                                                          number
                                                      o       name(s) of

                                                          investor(s)
                                                      o   the contribution
                                                          year
                                                      o       dealer number, if

                                                          applicable
------------------------ --------------------------- --------------------------- ---------------------------

------------------------ --------------------------- --------------------------- ---------------------------
                         TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
------------------------ --------------------------- --------------------------- ---------------------------

                                                      ELECTRONIC  CHECK. Same as
                                                      wire,   but  before   your
                                                      14-digit   account  number
                                                      insert  "281" for Class A,
                                                      "282" for  Class B,  "283"
                                                      for  Class  C,  "284"  for
                                                      Class  R,  or  "285"   for
                                                      Class T.
------------------------ ---------------------------- --------------------------- ----------------------------
AUTOMATICALLY            -----                        ALL SERVICES.  Call us or   SYSTEMATIC WITHDRAWAL
                                                      your financial              Plan.  Call us to request
[Graphic: Calendar]                                   representative to request   instructions to establish
                                                      a form to add any           the plan.
                                                      automatic investing
                                                      service (see "Services
                                                      for Fund Investors").
                                                      Complete and return the
                                                      form along with any other
                                                      required materials.  All
                                                      contributions will count
                                                      as current year
                                                      contributions.
------------------------ ---------------------------- --------------------------- ----------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

FOR MORE INFORMATION

DREYFUS FOUNDERS PASSPORT FUND
A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
SEC FILE NO. 811-01018

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT
Describes the fund's performance, lists portfolio holdings, and contains the fund's financial statements and information from the fund's portfolio manager about market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period. The fund's most recent annual and semi-annual reports are available at WWW.DREYFUS.COM.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the fund and its policies. A current SAI is available at WWW.DREYFUS.COM and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference and legally considered a part of this prospectus.


PORTFOLIO HOLDINGS
The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at WWW.DREYFUS.COM, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings Reports. This information will be posted on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the 15th day of the month following the month for which such information is applicable. This information will remain accessible at least until the date on which the fund files a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI.


TO OBTAIN INFORMATION:

---------------------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
---------------------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
---------------------------------------------------------
ON THE INTERNET  Text only versions of certain fund
documents can be viewed online or downloaded from:
http://www.sec.gov
---------------------------------------------------------

---------------------------------------------------------
You can also obtain copies, after paying a duplicating
fee, by visiting the SEC's Public Reference Room in
Washington, DC (for information, call 1-202-942-8090) or by
E-mail request to PUBLICINFO@SEC.GOV, or by writing to the
SEC's Public Reference Section, Washington, DC 20549-0102.
---------------------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS
WORLDWIDE GROWTH FUND


Pursuing long-term growth of capital through investments in foreign and U.S. companies



P R O S P E C T U S May 1, 2006


CLASS A, B, C, R, AND T SHARES





                                                                          [Logo]

                                             As  with  all  mutual  funds,   the
                                             Securities and Exchange  Commission
                                             has  not  approved  or  disapproved
                                             these securities or passed upon the
                                             adequacy  of this  prospectus.  Any
                                             representation to the contrary is a
                                             criminal offense.

[in margin:
DREYFUS FOUNDERS WORLDWIDE GROWTH FUND
Ticker Symbols
CLASS A:  FWWAX
CLASS B:  FWWBX
CLASS C:  FWWCX
CLASS R:  FWWRX
CLASS T:  FWWTX]

CONTENTS



THE FUND
--------------------------------------------------------------------------------

   Investment Approach.......................................................369
   Main Risks................................................................369
   Past Performance..........................................................371
   Expenses..................................................................373
   More About Investment Objective, Strategies and Risks.....................374
   Management................................................................378
   Financial Highlights......................................................380


YOUR INVESTMENT
--------------------------------------------------------------------------------

   Shareholder Guide.........................................................386
   Distributions and Taxes...................................................398
   Services for Fund Investors...............................................399
   Instructions for Regular Accounts.........................................402
   Instructions for IRAs.....................................................405


FOR MORE INFORMATION
--------------------------------------------------------------------------------

 SEE BACK COVER.

THE FUND

INVESTMENT APPROACH

The fund, a global fund, seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The fund may purchase securities in any foreign country, as well as in the United States, emphasizing common stocks of both emerging and established growth companies that generally have strong performance records and market positions. The fund's portfolio will normally invest at least 65% of its total assets in three or more countries. The fund will not invest more than 50% of its total assets in the securities of any one foreign country.


Founders Asset Management LLC (Founders) manages the fund using a "growth style" of investing, searching for companies whose fundamental strengths suggest the potential to provide superior earnings growth over time. Founders uses a consistent, bottom-up approach to build equity portfolios which emphasizes individual stock selection. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria.

Founders continually monitors the securities in the fund's portfolio, and will consider selling a security if its business momentum deteriorates or valuation becomes excessive. Founders also may sell a security if an event occurs that contradicts Founders' rationale for owning it, such as a deterioration in the company's financial fundamentals. In addition, Founders may sell a security if better investment opportunities emerge elsewhere. Founders also may liquidate a security if Founders changes the fund's industry, sector or country weightings.


For more information on the securities held by the fund, see "For More Information - Portfolio Holdings."

MAIN RISKS


The principal risks of investing in this fund are:


o FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:
o MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.
o REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, securities brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards are generally less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. The fund may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

o CURRENCY RISK. The fund's assets are invested primarily in foreign securities. Since substantially all of its revenue is received in foreign currencies, the fund's net asset value will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. The fund pays dividends, if any, in U.S. dollars and incurs currency conversion costs.
o POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the fund; and political, economic, or social instability.

o COUNTRY AND SECTOR ALLOCATION RISK. While the portfolio managers use the country and sector weightings of the fund's benchmark index as a guide in structuring the fund's portfolio, they may overweight or underweight certain countries or sectors relative to the index. This may cause the fund's performance to be more or less sensitive to developments affecting those countries or sectors.

o DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates). The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and can cause the fund to lose money on its investments. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.


[On side panel: Key concepts
GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market.
"BOTTOM-UP" APPROACH: choosing fund investments by analyzing the fundamentals of individual companies one by one rather than focusing on broader market themes. GLOBAL FUND: a type of mutual fund that may invest in securities traded anywhere in the world, including the United States.]

[On side panel: What this fund is - and isn't
This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.]

PAST PERFORMANCE

The following information illustrates the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year. The performance figures do not reflect sales loads, and would be lower if they did. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-year total return AS OF 12/31 OF EACH YEAR (%)
CLASS A SHARES

  96   97   98   99       00       01       02      03      04      05
  --   --   --   --       --       --       --      --      --      --
                      -21.82   -25.79   -28.95   36.78   12.65   10.84

BEST QUARTER:         Q2 `03        +17.15%
WORST QUARTER:        Q3 `02        -20.69%

The following table compares the performance of each share class to the performance of appropriate broad-based indexes. The fund's returns include applicable sales loads, and reflect the reinvestment of dividends and capital gain distributions. The returns of the indexes account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes. Past performance, both before and after taxes, is no guarantee of future results.

Average annual total returns AS OF 12/31/05

                                       1 Year              5 Years          (since inception)(1)
                                   ---------------    ------------------- - --------------------
CLASS A                                4.49%                -3.22%                -6.61%
RETURNS BEFORE TAXES

CLASS A
RETURNS AFTER TAXES ON                 4.49%                -3.22%                -7.54%
DISTRIBUTIONS

CLASS A
RETURNS AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND         2.92%                -2.71%                -5.85%
SHARES

CLASS B                                6.14%                -3.09%                -6.48%
RETURNS BEFORE TAXES

CLASS C                                9.18%                -3.08%                -6.66%
RETURNS BEFORE TAXES

CLASS R                                11.88%               -1.38%                -5.15%
RETURNS BEFORE TAXES

CLASS T                                5.47%                -4.08%                -7.40%
RETURNS BEFORE TAXES

MORGAN STANLEY CAPITAL                 9.49%                2.18%                 -0.55%
INTERNATIONAL WORLD INDEX (2)

MORGAN STANLEY CAPITAL
INTERNATIONAL WORLD
GROWTH INDEX (2)                       9.41%                0.07%                 -4.76%

(1) Inception date 12/31/99.
(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES GLOBAL DEVELOPED MARKET EQUITY PERFORMANCE. THE MSCI WORLD GROWTH INDEX MEASURES GLOBAL DEVELOPED MARKET EQUITY PERFORMANCE OF GROWTH SECURITIES.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

EXPENSES

As a fund sharehold , you pay certain fees and expenses in connectio with the fund, which are er described in the tables below.

Fee Table                           CLASS A       CLASS B        CLASS C       CLASS R       CLASS T
                                  -----------   -----------    -----------   ----------    ----------
SHAREHOLDER TRANSACTION FEES
(FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales              5.75          NONE           NONE         NONE          4.50
charge on purchases
% OF OFFERING PRICE

Maximum contingent deferred        NONE(1)         4.00           1.00         NONE         NONE(1)
sales charge (CDSC)
% OF PURCHASE OR SALE PRICE,
WHICHEVER IS LESS

ANNUAL FUND OPERATING
EXPENSES (EXPENSES PAID FROM
FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS

Management fees                      1.00          1.00           1.00         1.00          1.00

Rule 12b-1 fee                       NONE          0.75           0.75         NONE          0.25

Shareholder services fee             0.25          0.25           0.25         NONE          0.25

Other expenses (2)                   0.73          0.72           0.72         0.47          0.85

TOTAL ANNUAL FUND OPERATING          1.98          2.72           2.72         1.47          2.35
EXPENSES (WITHOUT WAIVER) (2)

Waiver (2)                          (0.03)        (0.03)         (0.02)       (0.02)        (0.02)

NET ANNUAL FUND OPERATING            1.95          2.69           2.70         1.45          2.33
EXPENSES (WITH WAIVER) (2)


(1) SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.
(2) THE CUSTODIAN HAS AGREED TO WAIVE A PORTION OF THE CUSTODY FEES THROUGH AUGUST 31, 2006 PURSUANT TO A WRITTEN CONTRACTUAL COMMITMENT, AT WHICH TIME THIS WAIVER IS SCHEDULED TO EXPIRE.

[In margin: Key concepts
CONTINGENT DEFERRED SALES CHARGE (CDSC): a back-end sales charge payable if shares are redeemed within a certain time period.
MANAGEMENT FEE: the fee paid to Founders for managing the fund's portfolio and assisting in other aspects of the fund's operations.
RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, Class C, and Class T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.
SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services. OTHER EXPENSES: expenses paid by the fund for custodian, transfer agency and accounting agent services, and other customary fund services. The fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of the fund.]

Expense example
                         1 Year        3 Years         5 Years         10 Years
                       -----------   ------------    -------------   -----------
CLASS A                   $764         $1,161           $1,581          $2,749

CLASS B
WITH REDEMPTION           $675         $1,144           $1,640          $2,711
WITHOUT REDEMPTION        $275          $844            $1,440          $2,711

CLASS C
WITH REDEMPTION           $375          $844            $1,440          $3,051
WITHOUT REDEMPTION        $275          $844            $1,440          $3,051

CLASS R                   $150          $465             $803           $1,757

CLASS T                   $677         $1,150           $1,649          $3,015

* ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. This example is based on total annual fund operating expenses without the custody fee waiver.


MORE ABOUT INVESTMENT OBJECTIVE, STRATEGIES AND RISKS


This section discusses other investment strategies that may be used by the fund and provides more detailed information about the risks associated with those strategies. Although we might not use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information (SAI) contains more detailed information about the fund's investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES

ADRS. The fund may invest in American Depositary Receipts and American Depositary Shares (collectively, ADRs) as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities. These risks include fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

DERIVATIVE INSTRUMENTS. Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. Derivatives may be used for the following purposes: to hedge risks inherent in a fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the fund may use include futures contracts (including those related to indexes) and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies, and purchasing equity-linked notes. The fund has limits on the use of derivatives and is not required to use them in seeking its investment objectives.

Certain strategies may hedge all or a portion of the fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect the fund against increases in the prices of securities or other instruments the fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on the fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on the fund.


There are special risks in using particular derivative strategies. Using derivatives can cause the fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the fund invests. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, the fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. The fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instrument to make required payments or otherwise comply with the derivative instrument's terms.

SECURITIES OF OTHER INVESTMENT COMPANIES. The fund may acquire securities of other investment companies, including exchange-traded funds (ETFs), subject to the limitations of the Investment Company Act of 1940 (1940 Act) and the conditions of exemptive orders issued by the Securities and Exchange Commission
(SEC). The fund's purchase of securities of other investment companies will result in the payment of additional management fees and may result in the payment of additional distribution fees.

The fund may invest its uninvested cash reserves in shares of Dreyfus Founders Money Market Fund and/or one or more other money market funds advised by affiliates of Founders in excess of the limitations of the 1940 Act under the terms of an SEC exemptive order.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (I.E., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the fund can lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value;
(ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

TEMPORARY DEFENSIVE INVESTMENTS. In times of unstable or adverse market or economic conditions, up to 100% of the fund's assets can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The fund also could hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities, or to meet anticipated redemptions of fund shares. To the extent the fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER. The fund does not have any limitations regarding portfolio turnover. The fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the fund buying and selling all of the securities in its portfolio once during the course of a year.

The portfolio turnover rate of the fund may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the fund pays and may adversely affect its performance.

If the fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the fund for shareholders with taxable accounts. The fund's portfolio turnover rates for prior years are included in the "Financial Highlights" section of this prospectus. The fund's current and future portfolio turnover rates may differ significantly from its historical portfolio turnover rates.

MORE ABOUT RISK

Like all investments in securities, you risk losing money by investing in the fund. The fund's investments are subject to changes in their value from a number of factors.

o EMERGING MARKETS RISK. The fund may invest in emerging markets. These are markets in countries that are considered to be in the initial stages of the industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.

o ADDITIONAL FOREIGN RISK. Some foreign companies may exclude U.S. investors, such as the fund, from participating in beneficial corporate actions, such as rights offerings. As a result, the fund may not realize the same value from a foreign investment as a shareholder residing in that country.

o STOCK MARKET RISK. The market value of the stocks and other securities owned by the fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

o COMPANY RISK. The stocks in the fund's portfolio may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

o    OPPORTUNITY  RISK.  There  is the  risk  of  missing  out on an  investment
     opportunity   because  the  assets  necessary  to  take  advantage  of  the opportunity are held in other investments.

o INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the fund's growth style of investing, and the fund's returns may vary considerably from other equity funds using different investment styles. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

MANAGEMENT

Investment adviser
Founders serves as investment adviser to the fund and is responsible for selecting the fund's investments and handling its day-to-day business. Founders' corporate offices are located at 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658.


Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser to other series funds of Dreyfus Founders Funds, Inc., as well as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is a wholly owned subsidiary of Dreyfus Service Corporation (DSC), which is a wholly owned subsidiary of The Dreyfus Corporation (Dreyfus). Founders is the growth specialist affiliate of Dreyfus, a leading mutual fund complex with approximately $174 billion under management in approximately 200 mutual fund portfolios as of December 31, 2005. Dreyfus is a wholly owned subsidiary of Mellon Financial Corporation (Mellon Financial), a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon Financial is one of the world's leading providers of financial services for institutions, corporations and high net worth individuals, providing institutional asset management, mutual funds, private wealth management, asset servicing, payment solutions and investor services, and treasury services. Mellon Financial had approximately $4.7 trillion in assets under management, administration or custody, including $781 billion under management, as of December 31, 2005.

In addition to managing the fund's investments, Founders also provides certain related administrative services to the fund. For these investment and administrative services, the fund pays Founders a management fee. The funds management fee for the fiscal year ended December 31, 2005 was 1.00% of the fund's average daily net assets. A discussion regarding the basis for the board's approval of the fund's investment advisory agreement with Founders is available in the fund's annual report for the year ended December 31, 2005.


To facilitate day-to-day fund management, Founders uses a team system. Each team is composed of members of the investment department, including portfolio managers, research analysts, and portfolio traders. Each individual shares ideas, information, knowledge, and expertise to assist in the management of the fund. Daily decisions on security selection for the fund are made by the portfolio managers. Through participation in the team process, the managers use the input, research, and recommendations of the rest of the management team in making purchase and sale decisions.

The fund is managed by a team of portfolio managers. The portfolio management team is composed of Remi J. Browne, Daniel B. LeVan and Jeffrey R. Sullivan, who co-manage the foreign portion of the fund, and John B. Jares, who manages the domestic portion of the fund. Each is a chartered financial analyst.

Messrs. Browne, LeVan and Sullivan have been employed by Founders since 2003. Messrs. Browne and LeVan began co-managing the foreign portion of the fund in March 2003, and Mr. Sullivan became an additional co-manager in June 2004. Mr. Browne is a senior vice president of The Boston Company Asset Management, LLC

(The Boston Company), an affiliate of Founders, where he has been employed since 2003. Mr. Browne was formerly a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC (Standish Mellon), also an affiliate of Founders, from 1996 to 2003. Mr. LeVan is a senior vice president of The Boston Company, where he has been employed since 2003. Mr. LeVan was formerly a vice president at Standish Mellon, where he was a lead portfolio manager for global, international and European small-cap portfolios, from 1994 to 2003. Mr. Sullivan is a vice president of The Boston Company, where he has been employed since 2003. Mr. Sullivan was formerly an assistant vice president and research analyst at Standish Mellon from 1998 to 2003.

Mr. Jares has been a portfolio manager of the fund since 2001. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the fund.

DISTRIBUTOR
The fund's distributor is Dreyfus Service Corporation. The fund's distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the fund or provide other services. Such payments are in addition to any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees paid by the fund. These additional payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid to intermediaries for inclusion of the fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

From time to time, the fund's distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

CODE OF ETHICS
The fund, Founders and the fund's distributor have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Founders code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the code is to ensure that personal trading by Founders' employees does not disadvantage any Founders-managed fund.

FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the five years ended December 31, 2005. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The financial information has been audited by PricewaterhouseCoopers LLP, the fund's independent registered public accounting firm, whose report and the fund's financial statements are included in the fund's 2005 annual report, which is available upon request.

                                                             YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
CLASS A SHARES                                2005       2004        2003        2002         2001
                                             ------- -- -------- -- -------- - --------- -- ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year           $12.82      $11.38       $8.32      $11.71       $15.78
-------------------------------------------- ------- -- -------- -- -------- - --------- -- ---------

Income from investment operations:
Net investment loss                          (0.02)  a   (0.21)      (0.10)      (0.15)       (0.09)
Net realized and unrealized gains (losses)
on securities                                  1.41        1.65        3.16      (3.24)       (3.98)
                                             ------- -- -------- -- -------- - --------- -- ---------
Total from investment operations               1.39        1.44        3.06      (3.39)       (4.07)
-------------------------------------------- ------- -- -------- -- -------- - --------- -- ---------

Less dividends and distributions:
From net investment income                     0.00        0.00        0.00        0.00         0.00
From net realized gains                        0.00        0.00        0.00        0.00         0.00
                                             ------- -- -------- -- -------- - --------- -- ---------
Total distributions                            0.00        0.00        0.00        0.00         0.00
-------------------------------------------- ------- -- -------- -- -------- - --------- -- ---------

Net Asset Value, end of year                 $14.21      $12.82      $11.38       $8.32       $11.71
                                             ======= == ======== == ======== = ========= == =========

TOTAL RETURNB                                10.84%      12.65%      36.78%     -28.95%      -25.79%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                 $619        $519        $656        $543       $1,003
-------------------------------------------- ------- -- -------- -- -------- - --------- -- ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c     1.95%       1.81%       2.03%       2.06%        2.10%
Expenses with reimbursements,
  earnings credits and brokerage offsets      1.92%       1.81%       2.03%       2.06%        2.09%
Net investment loss                          -0.19%      -0.18%      -0.55%      -0.77%       -0.96%
-------------------------------------------- ------- -- -------- -- -------- - --------- -- ---------
Portfolio turnover rate d                      120%        130%        138%        211%         145%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 1.98% (2005), 1.83% (2004), 2.04%
     (2003), 2.06% (2002), and 2.10% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
CLASS B SHARES                                2005        2004        2003        2002        2001
                                             -------- -- -------- - --------- - --------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $12.33      $11.02       $8.12      $11.52      $15.57
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------

Income from investment operations:
Net investment loss                           (0.11)  a   (0.09)      (0.16)      (0.14)      (0.15)
Net realized and unrealized gains (losses)
on securities                                   1.36        1.40        3.06      (3.26)      (3.90)
                                             -------- -- -------- - --------- - --------- -- --------
Total from investment operations                1.25        1.31        2.90      (3.40)      (4.05)
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------

Less dividends and distributions:
From net investment income                      0.00        0.00        0.00        0.00        0.00
From net realized gains                         0.00        0.00        0.00        0.00        0.00
                                             -------- -- -------- - --------- - --------- -- --------
Total distributions                             0.00        0.00        0.00        0.00        0.00
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------

Net Asset Value, end of year                  $13.58      $12.33      $11.02       $8.12      $11.52
                                             ======== == ======== = ========= = ========= == ========

TOTAL RETURN B                                10.14%      11.89%      35.71%     -29.51%     -26.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                $1,803      $2,061      $1,821      $1,459      $2,089
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c      2.69%       2.52%       2.80%       2.71%       2.54%
Expenses with reimbursements,
  earnings credits and brokerage offsets       2.66%       2.52%       2.80%       2.70%       2.53%
Net investment loss                           -0.93%      -0.87%      -1.30%      -1.41%      -1.43%
-------------------------------------------- -------- -- -------- - --------- - --------- -- --------
Portfolio turnover rate d                       120%        130%        138%        211%        145%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 2.72% (2005), 2.54% (2004), 2.82%
     (2003), 2.71% (2002), and 2.54% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                             YEAR ENDED DECEMBER 31,
                                             --------------------------------------------------------
CLASS C SHARES                                2005        2004       2003         2002        2001
                                             -------- -- -------- - -------- -- --------- -- --------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year            $12.08      $10.81      $7.96       $11.34      $15.56
-------------------------------------------- -------- -- -------- - -------- -- --------- -- --------

Income from investment operations:
Net investment loss                           (0.07)      (0.20)     (0.20)       (0.30)      (0.30)
Net realized and unrealized gains (losses)
on securities                                   1.30        1.47       3.05       (3.08)      (3.92)
                                             -------- -- -------- - -------- -- --------- -- --------
Total from investment operations                1.23        1.27       2.85       (3.38)      (4.22)
-------------------------------------------- -------- -- -------- - -------- -- --------- -- --------

Less dividends and distributions:
From net investment income                      0.00        0.00       0.00         0.00        0.00
From net realized gains                         0.00        0.00       0.00         0.00        0.00
                                             -------- -- -------- - -------- -- --------- -- --------
Total distributions                             0.00        0.00       0.00         0.00        0.00
-------------------------------------------- -------- -- -------- - -------- -- --------- -- --------

Net Asset Value, end of year                  $13.31      $12.08     $10.81        $7.96      $11.34
                                             ======== == ======== = ======== == ========= == ========

TOTAL RETURN A                                10.18%      11.75%     35.80%      -29.81%     -27.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $308        $272       $271         $218        $380
-------------------------------------------- -------- -- -------- - -------- -- --------- -- --------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets b      2.70%       2.60%      2.82%        3.33%       4.18%
Expenses with reimbursements,
  earnings credits and brokerage offsets       2.66%       2.59%      2.82%        3.33%       4.17%
Net investment loss                           -0.93%      -0.97%     -1.34%       -2.05%      -3.07%
-------------------------------------------- -------- -- -------- - -------- -- --------- -- --------
Portfolio turnover rate c                       120%        130%       138%         211%        145%

a.   Sales charges are not reflected in the total return.
b. Certain fees were waived by the custodian or reimbursed by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.72% (2005), 2.62% (2004), 2.84%
     (2003), 3.40% (2002), and 4.18% (2001).
c. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                               YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
CLASS R SHARES                                  2005        2004        2003         2002        2001
                                               -------- - --------- -- -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $13.13      $11.60       $8.44       $11.81      $15.75
---------------------------------------------- -------- - --------- -- -------- -- --------- - ---------

Income from investment operations:
Net investment income (loss)                      0.05  b     0.03        0.00  a    (0.01)      (0.02)
Net realized and unrealized gains (losses)
on securities                                     1.51        1.50        3.16       (3.36)      (3.92)
                                               -------- - --------- -- -------- -- --------- - ---------
Total from investment operations                  1.56        1.53        3.16       (3.37)      (3.94)
---------------------------------------------- -------- - --------- -- -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                        0.00        0.00        0.00         0.00        0.00
From net realized gains                           0.00        0.00        0.00         0.00        0.00
                                               -------- - --------- -- -------- -- --------- - ---------
Total distributions                               0.00        0.00        0.00         0.00        0.00
---------------------------------------------- -------- - --------- -- -------- -- --------- - ---------

Net Asset Value, end of year                    $14.69      $13.13      $11.60        $8.44      $11.81
                                               ======== = ========= == ======== == ========= = =========

TOTAL RETURN                                    11.88%      13.19%      37.44%      -28.54%     -25.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                  $1,701     $24,665     $21,404      $14,060     $19,193
---------------------------------------------- -------- - --------- -- -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c        1.45%       1.37%       1.51%        1.41%       1.25%
Expenses with reimbursements,
  earnings credits and brokerage offsets         1.44%       1.37%       1.51%        1.41%       1.24%
Net investment income (loss)                     0.35%       0.28%      -0.03%       -0.13%      -0.14%
---------------------------------------------- -------- - --------- -- -------- -- --------- - ---------
Portfolio turnover rate d                         120%        130%        138%         211%        145%

a. Net investment loss for the year ended December 31, 2003 aggregated less than $0.01 on a per share basis.
b.   Computed using average shares outstanding throughout the year.
c. Certain fees were waived by the custodian. Had these fees not been waived, the expense ratios would have been 1.47% (2005), 1.39% (2004), 1.53%
     (2003), 1.41% (2002), and 1.25% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

                                                               YEAR ENDED DECEMBER 31,
                                               --------------------------------------------------------
CLASS T SHARES                                  2005        2004       2003         2002        2001
                                               -------- - --------- - -------- -- --------- - ---------

PER SHARE OPERATING DATA
Net Asset Value, beginning of year              $12.05      $10.73      $7.89       $11.46      $15.65
---------------------------------------------- -------- - --------- - -------- -- --------- - ---------

Income from investment operations:
Net investment loss                             (0.07)  a   (0.36)     (0.14)       (0.59)      (0.26)
Net realized and unrealized gains (losses)
on securities                                     1.33        1.68       2.98       (2.98)      (3.93)
                                               -------- - --------- - -------- -- --------- - ---------
Total from investment operations                  1.26        1.32       2.84       (3.57)      (4.19)
---------------------------------------------- -------- - --------- - -------- -- --------- - ---------

Less dividends and distributions:
From net investment income                        0.00        0.00       0.00         0.00        0.00
From net realized gains                           0.00        0.00       0.00         0.00        0.00
                                               -------- - --------- - -------- -- --------- - ---------
Total distributions                               0.00        0.00       0.00         0.00        0.00
---------------------------------------------- -------- - --------- - -------- -- --------- - ---------

Net Asset Value, end of year                    $13.31      $12.05     $10.73        $7.89      $11.46
                                               ======== = ========= = ======== == ========= = =========

TOTAL RETURN B                                  10.46%      12.30%     35.99%      -31.15%     -26.77%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000s)                     $30         $54        $61          $47         $90
---------------------------------------------- -------- - --------- - -------- -- --------- - ---------
Ratios to average net assets:
Expenses with reimbursements, but no
  earnings credits or brokerage offsets c        2.33%       2.14%      2.54%        4.60%       3.75%
Expenses with reimbursements,
  earnings credits and brokerage offsets         2.30%       2.14%      2.54%        4.60%       3.74%
Net investment loss                             -0.56%      -0.50%     -1.05%       -2.88%      -2.72%
---------------------------------------------- -------- - --------- - -------- -- --------- - ---------
Portfolio turnover rate d                         120%        130%       138%         211%        145%

a.   Computed using average shares outstanding throughout the year.
b.   Sales charges are not reflected in the total return.
c. Certain fees were waived by the custodian or reimbursed by the management company or its affiliates. Had these fees not been reimbursed or waived, the expense ratios would have been 2.35% (2005), 2.16% (2004), 2.56%
     (2003), 5.48% (2002), and 10.02% (2001).
d. Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.

YOUR INVESTMENT

SHAREHOLDER GUIDE

THE CLASSES OF THE FUND OFFERED by this prospectus are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described in this prospectus. Consult a representative of your plan or financial institution for further information.

Your financial representative may receive different compensation for selling one class of shares than for selling another class. It is important to remember that the CDSCs and Rule 12b-1 fees for Class B and Class C shares have the same purpose as the front-end sales charge on sales of Class A and Class T shares: to compensate the fund's distributor for concessions and expenses it pays to dealers and financial institutions for selling or servicing shares.


SPECIAL NOTICE CONCERNING CLASS B SHARES

Effective on or about June 1, 2006 (the "Effective Date"), the fund will no longer offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Accordingly, beginning on the Effective Date, the discussion of Class B shares elsewhere in this prospectus is modified as described in this special notice subsection.

Existing holders of the fund's Class B shares as of the Effective Date may continue to hold their Class B shares, reinvest dividends into Class B shares of the fund and exchange their Class B shares for Class B shares of other Dreyfus Founders and Dreyfus Premier funds (as permitted by current exchange privilege rules). In addition, Class B shares may be exchanged as of the Effective Date for Class B shares of General Money Market Fund, Inc. ("GMMF"). As of the Effective Date, no new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of the fund, except through a dividend reinvestment or permitted exchange. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge ("CDSC") schedules, conversion features and distribution plan and shareholder services plan fees, will continue in effect. However, as of the Effective Date, the reinvestment privilege with respect to Class B shares (which permits you to reinvest within 45 days of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued.

In addition, as of the Effective Date, exchanges of Class B shares of the fund for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. ("DWDMMF") will no longer be permitted. Shares held in DWDMMF through a previous exchange of Class B shares, however, may be exchanged for Class B shares of a Dreyfus Founders or Dreyfus Premier fund, or GMMF.

DECIDING WHICH CLASS OF SHARES TO BUY

THIS PROSPECTUS OFFERS CLASS A, B, C, T AND R shares of the fund. The different classes represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.


[On side panel: Key concepts
The fund offers multiple classes of shares. This prospectus describes shares of Classes A, B, C, R and T. The fund's other class of shares, Class F, is offered by a separate prospectus and is generally available only to shareholders who have continuously maintained a Class F account with any Dreyfus Founders fund since December 30, 1999. All share classes of the fund invest in the same underlying portfolio of securities and have the same management team. However, because of different charges, fees and expenses, the performance of the fund's share classes will vary.]


WHEN YOU INVEST IN CLASS A OR CLASS T shares you generally pay an initial sales charge. Class A shares have no ongoing Rule 12b-1 fees and Class T shares have lower ongoing Rule 12b-1 fees than either Class B or Class C shares. Each class, except Class R shares, is subject to a shareholder service fee. Class R shares are available only to limited types of investors. Please see below for more information regarding the eligibility requirements.


A more complete description of each class follows. You should review these arrangements with your financial representative before determining which class to invest in.

----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
Fee table
                                    CLASS A           CLASS B        CLASS C          CLASS T            CLASS R
----------------------------------- ----------------- -------------- ---------------- ------------------ ----------
Initial sales charge                up to 5.75%       none           none             up to 4.50%        none
.................................... ................. .............. ................ .................. ..........
Ongoing distribution fee
(Rule 12b-1 fee)                    none              0.75%          0.75%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Ongoing shareholder service fee     0.25%             0.25%          0.25%            0.25%              none
.................................... ................. .............. ................ .................. ..........
Contingent deferred sales charge    1% on sale of     sliding scale  1% on sale of    1% on sale of      none
                                    shares bought     over six       shares held for  shares bought
                                    within one year   years          one year or      within one year
                                    without an                       less             without an
                                    initial                                           initial
                                    sales charge as                                   sales charge as
                                    part of an                                        part of an
                                    investment of                                     investment of
                                    $1 million                                        $1 million
                                    or more                                           or more
.................................... ................. .............. ................ .................. ..........
Conversion feature                  no                yes            no               no                 no
.................................... ................. .............. ................ .................. ..........
Recommended purchase maximum        none              $100,000       $1 million       $1 million         none
.................................... ................. .............. ................ .................. ..........

CLASS A SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS A SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment, as the following table shows. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you are usually better off purchasing Class A shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge

     o    qualify for a reduced or waived sales charge

IF YOU INVEST $1 MILLION OR MORE (and are not eligible to purchase Class R shares), Class A shares will always be the most advantageous choice.

---------------------------------------------------------------
Class A sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              5.75%               6.10%
$50,000 to $99,999             4.50%               4.70%
$100,000 to $249,999           3.50%               3.60%
$250,000 to $499,999           2.50%               2.60%
$500,000 to $999,999           2.00%               2.00%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

CLASS T SHARE CONSIDERATIONS

WHEN YOU INVEST IN CLASS T SHARES, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment. We also describe below how you may reduce or eliminate the initial sales charge. (See "Sales charge reductions and waivers.")

THE INITIAL SALES CHARGE on Class A is higher than that of Class T. Nevertheless, you are usually better off purchasing Class A shares rather than Class T shares if you:


     o plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class T may eventually exceed the initial sales charge differential

     o invest at least $1 million, regardless of your investment horizon, because there is no initial sales charge at that level and Class A has no ongoing Rule 12b-1 fees


SINCE SOME OF YOUR INVESTMENT goes to pay an up-front sales charge when you purchase Class T shares, you purchase fewer shares than you would with the same investment in Class B or Class C shares. Nevertheless, you should consider purchasing Class T shares, rather than Class B or Class C shares, and paying an up-front sales charge if you:

     o    qualify for a reduced or waived sales charge

     o    are unsure of your expected holding period

---------------------------------------------------------------
Class T sales charges
                            SALES CHARGE        SALES CHARGE
                             AS A % OF           AS A % OF
PURCHASE AMOUNT            OFFERING PRICE           NAV
----------------------- --------------------- -----------------
Less than $50,000              4.50%               4.70%
$50,000 to $99,999             4.00%               4.20%
$100,000 to $249,999           3.00%               3.10%
$250,000 to $499,999           2.00%               2.00%
$500,000 to $999,999           1.50%               1.50%
$1 million or more*             none                none

*NO SALES CHARGE APPLIES ON INVESTMENTS OF $1 MILLION OR MORE, BUT A CONTINGENT DEFERRED SALES CHARGE OF 1% MAY BE IMPOSED ON CERTAIN REDEMPTIONS OF SUCH SHARES WITHIN ONE YEAR OF THE DATE OF PURCHASE.

SALES CHARGE REDUCTIONS AND WAIVERS

TO RECEIVE A REDUCTION OR WAIVER of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of Dreyfus Founders funds or Dreyfus Premier funds held in accounts with that financial intermediary and other financial intermediaries. Additional information regarding reductions and waivers of sales loads is available, free of charge, at WWW.DREYFUS.COM and in the fund's SAI.

YOU CAN REDUCE YOUR INITIAL SALES CHARGE in the following ways:

     o RIGHTS OF ACCUMULATION. You can count toward the amount of your investment your total account value in all share classes of Dreyfus Founders funds or certain Dreyfus Premier funds that are subject to a sales charge. For example, if you have $1 million invested in shares of Dreyfus Founders funds or certain Dreyfus Premier funds, you can invest in Class A shares of any fund without an initial sales charge. We may terminate or change this privilege at any time on written notice.

     o LETTER OF INTENT. You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in Dreyfus Founders funds or certain Dreyfus Premier funds over a 13-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal. Your goal must be at least $50,000, and your initial investment must be at least $5,000. The sales charge will be adjusted if you do not meet your goal.

     o COMBINE WITH FAMILY MEMBERS. You can also count toward the amount of your investment all investments in Dreyfus Founders funds or certain Dreyfus Premier funds, in any class of shares, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. (See "How to Buy Shares" in the SAI.)

CLASS A SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals and entities:

     o full-time or part-time employees, and their family members, of Founders or any of its affiliates

     o board members of Founders, the Dreyfus Founders funds and any funds managed by an affiliate of Founders

     o    full-time   employees,   and  their  family   members,   of  financial
          institutions that have entered into selling agreements with the fund's distributor

     o    "wrap" accounts for the benefit of clients of financial  institutions,
          provided  they  have  entered  into  an  agreement   with  the  fund's
          distributor specifying operating policies and standards

     o qualified separate accounts maintained by an insurance company; and any state, county or city or instrumentality thereof; charitable organizations investing $50,000 or more in fund shares; and charitable remainder trusts


     o Qualified investors who (i) purchase Class A shares directly through the fund's distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the distributor in a Founders-managed fund, including the fund, or a Dreyfus-managed fund since February 28, 2006

     o Investors with the cash proceeds from the investor's exercise of employment-related stock options, whether invested in the fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing stock options. Upon establishing the account in the fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at net asset value, whether or not using the proceeds of the employment-related stock options

     o Members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

CLASS A AND CLASS T SHARES MAY BE PURCHASED at NAV without payment of a sales charge by the following individuals or entities:

     o employees participating in certain qualified or non-qualified employee benefit plans

     o shareholders in Dreyfus-sponsored IRA "Rollover Accounts" funded with the distribution proceeds from qualified and non-qualified retirement plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a qualified or non-qualified retirement plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers



CLASS B AND CLASS C SHARE CONSIDERATIONS


SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class B or Class C shares buys more shares than the same investment would in Class A or Class T shares. However, you will pay higher ongoing Rule 12b-1 fees. Over time these fees may cost you more than paying an initial sales charge on Class A or Class T shares.

DUE TO AVAILABILITY OF SALES CHARGE DISCOUNTS for Class A and Class T shares and the higher ongoing Rule 12b-1 fees for Class B and Class C shares, the fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more and will generally not accept a purchase order for Class C shares in the amount of $1 million or more. While the fund will take reasonable steps to prevent investments of $100,000 or more in Class B shares, and $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class B shares sold within six years of  purchase  are subject to the  following
CDSCs:


---------------------------------------------------
Class B sales charges
                               CDSC AS A % OF
                               AMOUNT REDEEMED
FOR SHARES SOLD IN THE      SUBJECT TO THE CHARGE
-------------------------- ------------------------
First year                          4.00%
Second year                         4.00%
Third year                          3.00%
Fourth year                         3.00%
Fifth year                          2.00%
Sixth year                          1.00%
Thereafter                          none

Class B shares convert to Class A shares (which are not subject to a Rule 12b-1 fee) approximately six years after the date they were purchased. If you intend to hold your shares less than six years, Class C shares will generally be more economical than Class B shares.

Class C shares redeemed within one year of purchase are subject to a 1% CDSC. Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders may pay higher ongoing Rule 12b-1 fees over the life of their investment.


CLASS R SHARE CONSIDERATIONS

SINCE YOU PAY NO INITIAL SALES CHARGE, an investment of less than $1 million in Class R shares buys more shares than the same investment would in Class A or Class T shares. There is also no CDSC imposed on redemptions of Class R shares, and you do not pay any ongoing service or distribution fees.

CLASS R SHARES may be purchased by:

     o a bank trust department or other financial services provider acting on behalf of its customers having a qualified trust or investment account or relationship at such institution

     o a custodian, trustee, investment manager or other entity authorized to act on behalf of a qualified or non-qualified employee benefit plan that has entered into an agreement with the fund's distributor or a SEP-IRA

CDSC WAIVERS

THE CDSC ON CLASS A, B, C AND T SHARES may be waived in the following cases:

     o permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

     o redemptions made within one year of death or disability of the shareholder

     o redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 1/2

     o redemptions of Class B or Class C shares made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

     o    redemptions from qualified and nonqualified employee benefit plans

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of regular trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) every day the NYSE is open. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. NAV is not calculated, and you may not conduct fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the fund may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the fund's foreign securities holdings on such days, may affect the value of fund shares on days when you are not able to purchase, exchange, or redeem shares. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the fund's investment performance.

GENERALLY, WHEN CALCULATING THE FUND'S NAV, debt securities with remaining maturities of 60 days or less at the time of purchase are valued using the amortized cost method. All other investments are valued on the basis of market quotations or official closing prices. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its NAV), the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board. Fair value of investments may be determined by the fund's board or its valuation committee in good faith using such information as it deems appropriate under the circumstances.

FAIR VALUE OF FOREIGN EQUITY SECURITIES may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The fund may use fair value prices obtained from such a pricing service in lieu of the closing prices from foreign markets in valuing foreign equity securities on days when movements in the U.S. stock market are determined to have materially affected the value of those securities subsequent to the closing of the foreign markets. In addition to establishing the fair value of securities, another objective of this policy is to attempt to reduce the possibility that an investor may seek to take advantage of any disparity between the foreign securities' closing market prices and their fair value by engaging in "time zone arbitrage." See "Your Investment - Shareholder Guide - General policies."

USING FAIR VALUE TO PRICE SECURITIES may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the NAV of the fund.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the fund's distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

Minimum investments
                                      Initial       Additional
 ---------------------------------    -----------   ------------------------
 REGULAR ACCOUNTS                     $1,000        $100

 TRADITIONAL IRAS                     $750          NO MINIMUM

 SPOUSAL IRAS                         $750          NO MINIMUM

 ROTH IRAS                            $750          NO MINIMUM

 EDUCATION SAVINGS ACCOUNTS           $500          NO MINIMUM
                                                    AFTER THE FIRST YEAR


All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

[On side panel:  Key concepts
NET ASSET VALUE (NAV): the market value of one fund share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C, and R are offered at NAV, but Classes B and C are generally subject to higher annual operating expenses and a CDSC.]

SELLING SHARES


YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Your order will be processed promptly, and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares, we will first sell shares that are not subject to a CDSC, and then sell those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING RECENTLY PURCHASED SHARES, please note that:
o if you send a written request to sell shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares
o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of shares by check, Dreyfus TeleTransfer or Automatic Asset Builder


Limitations on selling shares by phone or online
Proceeds sent by              Minimum               Maximum
                              phone/online          phone/online
--------------------------- - ------------------- - -----------------------
CHECK*                        NO MINIMUM            $250,000 PER DAY

WIRE                          $1,000                $500,000 FOR JOINT
                                                    ACCOUNTS EVERY 30
                                                    DAYS/ $20,000 PER DAY

DREYFUS TELETRANSFER          $500                  $500,000 FOR JOINT
                                                    ACCOUNTS EVERY 30
                                                    DAYS/ $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.

[On side panel:  Written sell orders
Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days
o    requests to send the proceeds to a different payee or address
o    written sell orders of $100,000 or more

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.]

GENERAL POLICIES

UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online orders as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

THE FUND IS DESIGNED FOR LONG-TERM INVESTORS. Frequent purchases, redemptions, and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs. As a result, the fund's board has adopted a policy of discouraging excessive trading, short-term market timing, and other abusive trading practices ("frequent trading") that could adversely affect the fund or its operations. Founders, the fund, and the fund's distributor will not enter into arrangements with any person or group to permit frequent trading.
THE FUND RESERVES THE RIGHT TO:

     o change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

     o    change its minimum or maximum investment amounts

     o delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

     o redeem "in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

     o reject any purchase or exchange request, including those from any individual or group who, in our view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading. A roundtrip consists of an investment that is substantially liquidated within 60 days. Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.


We monitor selected transactions to identify frequent trading. When our surveillance systems identify multiple roundtrips, we evaluate trading activity in the account for evidence of frequent trading. We consider the investor's trading history in other accounts under common ownership or control, in other Dreyfus Founders, Dreyfus, and Mellon Funds Trust funds, and if known, in non-affiliated mutual funds and accounts under common control. These evaluations involve judgments that are inherently subjective, and while we seek to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently. In all instances, we seek to make these judgments to the best of our abilities in a manner that we believe is consistent with shareholder interests. If we conclude the account is likely to engage in frequent trading, we may reject the purchase or exchange, which may occur on the following business day. We may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, rejecting the trade. At our discretion, we may apply these restrictions across all accounts under common ownership, control, or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in providing information with respect to individual shareholder transactions. However, the agreements between the fund's distributor and financial intermediaries include obligations to comply with the terms of this prospectus. Further, all intermediaries have been requested in writing to notify the fund's distributor immediately if, for any reason, they cannot meet their commitment to make fund shares available in accordance with the terms of the prospectus and relevant rules and regulations.

The risks of frequent trading may be more significant for mutual funds that invest in securities that are more difficult to value or that are susceptible to price arbitrage, such as foreign securities. For example, a fund with significant investments in foreign securities that trade in markets that close some time before the time at which the fund calculates its net asset value potentially is subject to the risk of time zone arbitrage -- a market timing strategy that seeks to take advantage of changes in the value of a fund's portfolio holdings during the period between the close of the markets in which the fund's portfolio securities primarily trade and the close of the NYSE. One of the objectives of the fair valuation procedures adopted by the fund's board is to protect the fund against time zone arbitrage, as well as other trading practices that may seek to take advantage of stale prices. See "Your Investment
- Shareholder  Guide - Buying shares."

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.


Transactions  made  through  automatic   investment  plans,   Dreyfus  Automatic
Withdrawal Plans, Dreyfus Auto-Exchange Privileges and automatic non-discretionary rebalancing programs approved in writing by us generally are not considered to be frequent trading.

[On side panel:  Small account policy
If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 60 days, the fund may close your account and send you the proceeds to the address on record.]

DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also may realize capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends and capital gain distributions on an annual basis each December. From time to time, the fund may make distributions in addition to those described above. Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable to you as qualified dividends and capital gains, respectively.


HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your redemption of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive upon redemption.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

SERVICES FOR FUND INVESTORS
THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or it may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you may select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

For investing
  DREYFUS AUTOMATIC ASSET BUILDER(R)      For making automatic investments from
                                          a designated bank account.

  DREYFUS PAYROLL SAVINGS PLAN            For making automatic investments
                                          through payroll deduction.

  DREYFUS GOVERNMENT DIRECT DEPOSIT       For making automatic investments from
  PRIVILEGE                               your federal employment, Social
                                          Security or other regular federal
                                          government check.

  DREYFUS DIVIDEND SWEEP                  For automatically reinvesting the
                                          dividends and distributions from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund (not
                                          available for IRAs).

For exchanging shares
  DREYFUS AUTO-EXCHANGE PRIVILEGE         For making regular exchanges from the
                                          fund into another Dreyfus Founders
                                          fund or Dreyfus Premier fund.

For selling shares
  DREYFUS AUTOMATIC WITHDRAWAL PLAN       For making regular withdrawals from
                                          most funds.

                                          There will be no CDSC on Class B or
                                          Class C shares, as long as the amount
                                          of any withdrawal does not exceed, on
                                          an annual basis, 12% of the greater of
                                          the account value at the time of the
                                          first withdrawal under the plan, or at
                                          the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Founders fund or Dreyfus Premier fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally has the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

DREYFUS TELETRANSFER PRIVILEGE

TO MOVE MONEY between your bank account and your mutual fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and by following the instructions on your application, or by contacting your financial representative.

REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, you can reinvest up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND SHAREHOLDER automatically receives regular account statements. You will also be sent an annual statement detailing the tax characteristics of any dividends and distributions you have received.

INSTRUCTIONS FOR REGULAR ACCOUNTS

---------------------------- --------------------------- --------------------------- ---------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
---------------------------- --------------------------- --------------------------- ---------------------------
IN WRITING                   Complete the                Fill out an investment      Write a letter of
                             application.  Mail your     slip, and write your        instruction that
[Graphic: Pen]               application and a check     account number on your      includes:
                             to:                         check.                      o       your name(s)
                             Dreyfus Founders Funds,     Mail the slip and the           and signature(s)
                             Inc.                        check to:                   o       your account
                             Worldwide Growth Fund       Dreyfus Founders Funds,         number
                             P.O. Box 55268              Inc.                        o       Worldwide
                             Boston, MA  02205-8502      Worldwide Growth Fund           Growth Fund
                             Attn: Institutional         P.O. Box 55268              o       the dollar
                             Processing                  Boston, MA  02205-8502          amount you want to
                                                         Attn: Institutional             sell
                                                         Processing                  o       the share class
                                                                                     o       how and where
                                                                                         to send the
                                                                                         proceeds

                                                                                     Obtain a signature guarantee
                                                                                     or other documentation, if
                                                                                     required (see "Account Policies -
                                                                                     Selling Shares").

                                                                                     Mail your request to:
                                                                                     Dreyfus Founders
                                                                                     Funds, Inc.
                                                                                     P.O. Box 55268
                                                                                     Boston, MA  02205-8502
                                                                                     Attn: Institutional
                                                                                     Processing
---------------------------- --------------------------- --------------------------- ------------------------
BY TELEPHONE                 WIRE.  Call us to request   WIRE.  Have your bank       WIRE.  Call us or your
                             an account application      send your investment to     financial
[Graphic: Telephone]         and an account number.      Mellon Trust of New         representative to
                             Have your bank send your    England, N.A., with these   request your
                             investment to Mellon        instructions:               transaction.  Be sure
                             Trust of New England,       o       ABA #011001234      the fund has your bank
                             N.A., with these            o       DDA #046485         account information on
                             instructions:               o       EEC code 5650       file.  Proceeds will
                             o       ABA #011001234      o       Worldwide Growth    be wired to your
                             o       DDA #046485             Fund                    bank.
                             o       EEC code 5650       o       the share class
                             o       Worldwide Growth    o       your account        DREYFUS TELETRANSFER.
                                 Fund                        number                  Call us or your
                             o       the share class     o       name(s) of          financial
                             o       your account            investor(s)             representative to
                                 number                  o       dealer number, if   request your
                             o       name(s) of              applicable              transaction.  Be sure
                                 investor(s)                                         the fund  has  your  bank
                             o dealer number  if         ELECTRONIC CHECK. Same      account information on
                                 applicable              as wire, but before your    file.  Proceeds will
                                                         14-digit account number     be sent to your bank
---------------------------- --------------------------- --------------------------- ---------------------------

---------------------------- --------------------------- --------------------------- ---------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
---------------------------- --------------------------- --------------------------- ---------------------------
                             Return your application     insert "351" for Class A,   by electronic check.
                             with the account number     "352" for Class B, "353"
                             on the application.         for Class C,  "354" for     CHECK.  Call us or
                                                         Class R, or "355" for       your financial
                                                         Class T.                    representative to
                                                                                     request your
                                                         DREYFUS TELETRANSFER.       transaction.  A check
                                                         Request Dreyfus             will be sent to the
                                                         TeleTransfer on your        address of record.
                                                         application.  Call us to
                                                         request your transaction.
---------------------------- --------------------------- --------------------------- ------------------------
ONLINE (WWW.DREYFUS.COM)     -----                       DREYFUS TELETRANSFER.       WIRE.  Visit
                                                         Request Dreyfus             WWW.DREYFUS.COM to
[Graphic:  Mouse]                                        TeleTransfer on your        request your
                                                         application.  Visit         transaction.  Be sure
                                                         WWW.DREYFUS.COM to          the fund has your bank
                                                         request your transaction.   account information on
                                                                                     file.  Proceeds will be
                                                                                     wired wired to your bank.

                                                                                     DREYFUS TELETRANSFER.
                                                                                     Visit WWW.DREYFUS.COM
                                                                                     to request your transaction.
                                                                                     Be sure the fund has your
                                                                                     bank account information on
                                                                                     file.  Proceeds will be sent
                                                                                     to your bank by electronic
                                                                                     check.

                                                                                     CHECK. Visit
                                                                                     WWW.DREYFUS.COM to request
                                                                                     your transaction.  A check
                                                                                     will be sent to the address
                                                                                     of record.
---------------------------- --------------------------- --------------------------- ------------------------

---------------------------- --------------------------- --------------------------- ---------------------------
                             TO OPEN AN ACCOUNT          TO ADD TO AN ACCOUNT        TO SELL SHARES
---------------------------- --------------------------- --------------------------- ---------------------------
AUTOMATICALLY                WITH AN INITIAL             ALL SERVICES.  Call us or   DREYFUS AUTOMATIC
                             INVESTMENT.  Indicate on    your financial              WITHDRAWAL PLAN.  Call
[Graphic: Calendar]          your application which      representative to request   us or your financial
                             automatic service(s) you    a form to add any           representative to
                             want.  Return your          automatic investing         request a form to add
                             application with your       service (see "Services      the plan.  Complete
                             investment.                 for  Fund Investors").      the form, specifying
                                                         Complete and return the     the amount and
                                                         form along with any other   frequency of
                                                         required materials.         withdrawals you would
                                                                                     like.

                                                                                     Be sure to maintain
                                                                                     an account balance of
                                                                                     $5,000 or more.
---------------------------- --------------------------- --------------------------- ------------------------

To open an account, make subsequent investments or sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: DREYFUS FOUNDERS FUNDS, INC.

[On side panel: Key Concepts
WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire transfers from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.]

INSTRUCTIONS FOR IRAS

----------------------- ------------------------------ ---------------------------- ---------------------------
                        TO OPEN AN ACCOUNT             TO ADD TO AN ACCOUNT         TO SELL SHARES
----------------------- ------------------------------ ---------------------------- ---------------------------
IN WRITING              Complete an IRA application,   Fill out an investment       Write a letter of
                        making sure to specify the     slip, and write your         instruction that
[Graphic: Pen]          fund name and to indicate      account number on your       includes:
                        the year the contribution is   check.  Indicate the year    o       your name and
                        for.                           the contribution is for.         signature
                                                                                    o       your account

                        Mail your application and a    Mail the slip and the            number
                        check to:                      check to:                    o       Worldwide Growth
                        The Dreyfus Trust Company,     The Dreyfus Trust Company,       Fund
                        Custodian                      Custodian                    o       the share class
                        P.O. Box 55552                 P.O. Box 55552               o       the dollar
                        Boston, MA  02205-8568         Boston, MA  02205-8568           amount you want to
                        Attn: Institutional            Attn: Institutional              sell
                        Processing                     Processing

                                                                                    o       how and where to
                                                                                        send the proceeds
                                                                                    o       whether the
                                                                                        distribution is
                                                                                        qualified or
                                                                                        premature
                                                                                    o       whether the 10%
                                                                                        TEFRA should be
                                                                                        withheld

                                                                                    Obtain a signature guarantee
                                                                                    or other documentation, if
                                                                                    required (see "Account Policies -
                                                                                    Selling Shares").

                                                                                    Mail your request to:
                                                                                    The Dreyfus Trust Company
                                                                                    P.O. Box 55552
                                                                                    Boston, MA  02205-8568
                                                                                    Attn: Institutional
                                                                                    Processing
----------------------- ------------------------------ ---------------------------- --------------------------
BY TELEPHONE            -----                          WIRE.  Have your bank send   -----
                                                       your investment to Mellon
[Graphic: Telephone]                                   Trust of New England,
                                                       N.A., with these
                                                       instructions:
                                                       o       ABA # 011001234
                                                       o       DDA #046485
                                                       o       EEC code 5650
                                                       o       Worldwide Growth
                                                           Fund
                                                       o       the share class
                                                       o       your account number
                                                       o       name(s) of

                                                           investor(s)   o   the
                                                       contribution
                                                           year
                                                       o       dealer number, if

                                                           applicable
----------------------- ------------------------------ ---------------------------- ---------------------------

----------------------- ------------------------------ ---------------------------- ---------------------------
                        TO OPEN AN ACCOUNT             TO ADD TO AN ACCOUNT         TO SELL SHARES
----------------------- ------------------------------ ---------------------------- ---------------------------
                                                       ELECTRONIC CHECK. Same as
                                                       wire,   but  before  your
                                                       14-digit  account  number
                                                       insert "351" for Class A,
                                                       "352" for Class B,  "353"
                                                       for  Class C,  "354"  for
                                                       Class  R,  or  "355"  for
                                                       Class T.
----------------------- ------------------------------ ---------------------------- --------------------------
AUTOMATICALLY           -----                          ALL SERVICES.  Call us or    SYSTEMATIC WITHDRAWAL
                                                       your financial               PLAN.  Call us to
[Graphic: Calendar]                                    representative to request    request instructions to
                                                       a form to add any            establish the plan.
                                                       automatic investing
                                                       service (see "Services for
                                                       Fund Investors").
                                                       Complete  and  return the
                                                       form along with any other
                                                       required  materials.  All
                                                       contributions  will count
                                                       as      current      year
                                                       contributions.
----------------------- ------------------------------ ---------------------------- --------------------------

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

FOR MORE INFORMATION

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND
A SERIES OF DREYFUS FOUNDERS FUNDS, INC.
SEC FILE NO. 811-01018

More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT
Describes the fund's performance, lists portfolio holdings, and contains the fund's financial statements and information from the fund's portfolio managers about market conditions, economic trends and fund strategies that significantly affected the fund's performance during the period. The fund's most recent annual and semi-annual reports are available at WWW.DREYFUS.COM.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the fund and its policies. A current SAI is available at WWW.DREYFUS.COM and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference and legally considered a part of this prospectus.


PORTFOLIO HOLDINGS
The fund will disclose its complete schedule of portfolio holdings, as reported on a month-end basis, at WWW.DREYFUS.COM, under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings Reports. This information will be posted on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on the 15th day of the month following the month for which such information is applicable. This information will remain accessible at least until the date on which the fund files a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current. A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI.


TO OBTAIN INFORMATION:

---------------------------------------------------------
BY TELEPHONE
Call your financial representative or
1-800-554-4611
---------------------------------------------------------
BY MAIL  Write to:
Dreyfus Founders Funds
144 Glenn Curtiss Boulevard
Uniondale, N.Y.  11556-0144
---------------------------------------------------------

---------------------------------------------------------
ON THE INTERNET  Text only versions of certain fund
documents can be viewed online or downloaded from:
http://www.sec.gov
---------------------------------------------------------
You can also obtain copies, after paying a duplicating
fee, by visiting the SEC's Public Reference Room in
Washington, DC (for information, call 1-202-942-8090)
or by E-mail request to PUBLICINFO@SEC.GOV, or by
writing to the SEC's Public Reference Section,
Washington, DC 20549-0102.
---------------------------------------------------------

Dreyfus Founders Funds are managed by
Founders Asset Management LLC.

Founders and Founders Funds are registered trademarks of Founders Asset Management LLC.

DREYFUS FOUNDERS FUNDS, INC.
CLASS A, CLASS B, CLASS C, CLASS F, CLASS R AND CLASS T SHARES


STATEMENT OF ADDITIONAL INFORMATION


May 1, 2006



This Statement of Additional Information ("SAI") relates to the ten investment portfolios (the "Funds") of Dreyfus Founders Funds, Inc. (the "Company"):


Dreyfus Founders Balanced Fund
Dreyfus Founders Discovery Fund
Dreyfus Founders Equity Growth Fund
Dreyfus Founders Government Securities Fund
Dreyfus Founders Growth Fund
Dreyfus Founders International Equity Fund
Dreyfus Founders Mid-Cap Growth Fund
Dreyfus Founders Money Market Fund
Dreyfus Founders Passport Fund
Dreyfus Founders Worldwide Growth Fund



        This SAI, which is not a prospectus, supplements and should be read in conjunction with the Company's current Prospectuses, each dated May 1, 2006, as they may be revised from time to time. To obtain a copy of the Company's Prospectuses for its Class A, Class B, Class C, Class R and Class T shares of any one or more of the Funds, please write to the Company at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:


               Call Toll Free 1-800-554-4611
               In New York City -- Call 718-895-1206
               Outside the U.S. -- Call 516-794-5452

To obtain a copy of the Company's Prospectus for its Class F shares of any one or more of the Funds, please write to the Company at 144 Glenn Curtiss
Boulevard, Uniondale, New York 11556-0144, visit www.founders.com, or call 1-800-525-2440.

FINANCIAL STATEMENTS


The Funds' audited financial statements and accompanying notes for the fiscal year ended December 31, 2005, and the reports of PricewaterhouseCoopers LLP, the Funds' independent registered public accounting firm, with respect to such financial statements, appear in the Funds' 2005 annual reports and are incorporated by reference in this SAI. The Funds' annual reports contain additional performance information and are available without charge by calling any of the telephone numbers shown above.

SPECIAL NOTICE CONCERNING CLASS B SHARES

Effective on or about June 1, 2006 (the "Effective Date"), each Dreyfus Founders equity Fund will offer Class B shares only in connection with dividend reinvestment and permitted exchanges of Class B shares. Accordingly, beginning on the Effective Date, the discussion of Class B shares elsewhere in this SAI is modified as described in this special notice subsection.

As of the Effective Date, no new or subsequent investments, including through automatic investment plans, will be allowed in Class B shares of any Fund, except through a dividend reinvestment or permitted exchange. Existing holders of a Fund's Class B shares as of the Effective Date may continue to hold their Class B shares, reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Funds and certain funds advised by The Dreyfus Corporation ("Dreyfus"), as permitted by current exchange and dividend reinvestment rules. If you hold Class B shares and make a subsequent investment in Fund shares, unless you specify the Class of shares you wish to purchase, such subsequent investment will be made in Class A shares and will be subject to any applicable sales load. For Class B shares outstanding on the Effective Date and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including associated contingent deferred sales charge ("CDSC") schedules, conversion to Class A features and Distribution Plan and Shareholder Services Plan fees, will continue in effect. However, as of the Effective Date, the reinvestment privilege with respect to Class B shares (which permits you to reinvest within 45 days of selling your shares and have any CDSC you paid on such shares credited back to your account) will be discontinued.

As of the Effective Date, you also may exchange your Class B shares for Class B shares of General Money Market Fund, Inc. (the "General Fund"), a money market fund advised by Dreyfus, and such shares will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into Class B shares of the Dreyfus Founders or Dreyfus Premier funds. No CDSC is charged when an investor exchanges into or out of an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated taking into account the time such shares were held in the General Fund Exchange Account. In addition, the time Class B shares are held in the General Fund Exchange Account will be taken into account for purposes of calculating when such shares convert to Class A shares. If your Class B shares are held in the General Fund Exchange Account at the time such shares are scheduled to convert to Class A shares, you will receive Class A shares of the General Fund. Prior to the Effective Date, shareholders may exchange their Class B shares for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. (the "Worldwide Dollar Fund"), and such shares will be held in an Exchange Account. Shareholders who hold shares of the Worldwide Dollar Fund in an Exchange Account on the Effective Date may continue to hold those shares and upon redemption from the Exchange Account or other applicable fund account, the applicable CDSC will be calculated as currently described in this SAI. As of the Effective Date, exchanges of Class B shares of a Fund for shares of the Worldwide Dollar Fund will no longer be permitted. Shares held in the Worldwide Dollar Fund through a previous exchange of Class B shares, however, may be exchanged for Class B shares of a Dreyfus Founders or Dreyfus Premier fund, or the General Fund. In addition, dividends from Class B shares may be reinvested automatically pursuant to Dreyfus Dividend Sweep in Class B shares of the General Fund held in an Exchange Account.

                                TABLE OF CONTENTS


DREYFUS FOUNDERS FUNDS, INC..................................................415

INVESTMENT OBJECTIVES AND RESTRICTIONS.......................................415

   FUNDAMENTAL INVESTMENT RESTRICTIONS.......................................416
   NON-FUNDAMENTAL INVESTMENT RESTRICTIONS...................................417

INVESTMENT STRATEGIES AND RISKS..............................................418

   TEMPORARY DEFENSIVE INVESTMENTS...........................................418
   PORTFOLIO TURNOVER........................................................419
   DERIVATIVE INSTRUMENTS....................................................419
   FOREIGN SECURITIES AND ADRS...............................................430
   SECURITIES THAT ARE NOT READILY MARKETABLE................................432
   RULE 144A SECURITIES......................................................433
   FIXED-INCOME SECURITIES...................................................434
   FOREIGN BANK OBLIGATIONS..................................................436
   REPURCHASE AGREEMENTS.....................................................436
   CONVERTIBLE SECURITIES....................................................437
   GOVERNMENT SECURITIES.....................................................437
   MORTGAGE-RELATED SECURITIES...............................................438
   COMMERCIAL PAPER AND OTHER CASH SECURITIES................................441
   WHEN-ISSUED SECURITIES....................................................442
   BORROWING AND LENDING.....................................................442
   SECURITIES OF OTHER INVESTMENT COMPANIES..................................442

DIRECTORS AND OFFICERS.......................................................444

   DIRECTORS.................................................................444
   COMMITTEES................................................................446
   BENEFICIAL OWNERSHIP OF SECURITIES........................................447
   DIRECTOR COMPENSATION.....................................................448
   OFFICERS..................................................................448

INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS..................450

   INVESTMENT ADVISER........................................................450
   PORTFOLIO MANAGERS........................................................455
   DISTRIBUTOR...............................................................462
   TRANSFER AGENTS AND CUSTODIAN.............................................464

PURCHASE OF SHARES...........................................................465

   GENERAL...................................................................465
   CLASS A SHARES............................................................468
   CLASS B SHARES............................................................469
   CLASS C SHARES............................................................469
   CLASS F AND CLASS R SHARES................................................469

   CLASS T SHARES............................................................469
   DEALER REALLOWANCE -- CLASS A AND CLASS T SHARES..........................470
   CLASS A OR CLASS T SHARES AT NET ASSET VALUE..............................470
   SALES LOADS -- CLASS A AND CLASS T SHARES.................................472
   RIGHT OF ACCUMULATION -- CLASS A AND CLASS T SHARES.......................473
   DREYFUS TELETRANSFER PRIVILEGE............................................473
   REOPENING AN ACCOUNT......................................................474

DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN.............................474

   DISTRIBUTION PLANS........................................................474
     Class B, Class C and Class T Shares.....................................474
     Class F Shares..........................................................475
     Provisions Applicable to All Classes....................................476
   SHAREHOLDER SERVICES PLAN.................................................477

REDEMPTION OF SHARES.........................................................480

   GENERAL...................................................................480
   CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES........................480
   CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES........................482
   WAIVER OF CDSC............................................................482
   REDEMPTION THROUGH A SELECTED DEALER......................................482
   REINVESTMENT PRIVILEGE....................................................483
   WIRE REDEMPTION PRIVILEGE.................................................483
   DREYFUS TELETRANSFER PRIVILEGE............................................483
   SIGNATURES................................................................483
   REDEMPTION COMMITMENT; REDEMPTIONS IN KIND................................484
   SUSPENSION OF REDEMPTIONS.................................................484
   TRANSACTIONS THROUGH THIRD PARTIES........................................484

SHAREHOLDER SERVICES.........................................................485

   FUND EXCHANGES FOR CLASSES A, B, C, R AND T...............................485
   DREYFUS AUTO-EXCHANGE PRIVILEGE...........................................487
   DREYFUS AUTOMATIC ASSET BUILDER(R)........................................487
   DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE...............................487
   DREYFUS PAYROLL SAVINGS PLAN..............................................487
   DREYFUS DIVIDEND OPTIONS..................................................488
   AUTOMATIC WITHDRAWAL PLAN.................................................488
   LETTER OF INTENT - CLASS A AND CLASS T SHARES.............................489
   CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS............490
   CLASS F SHAREHOLDER SERVICES..............................................490

OTHER SERVICES...............................................................491

   FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT.....................491
   SHAREHOLDER SERVICES AGREEMENT............................................492

BROKERAGE ALLOCATION.........................................................493

CAPITAL STOCK................................................................500

PRICING OF SHARES............................................................514

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................517

YIELD AND PERFORMANCE INFORMATION............................................522

ADDITIONAL INFORMATION.......................................................524

   CODE OF ETHICS............................................................524
   DISCLOSURE OF PORTFOLIO HOLDINGS..........................................527
   PROXY VOTING..............................................................531
   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.............................532
   REGISTRATION STATEMENT....................................................532

APPENDIX.....................................................................533

   RATINGS OF LONG-TERM OBLIGATIONS..........................................533
   RATINGS OF SHORT-TERM OBLIGATIONS.........................................535

--------------------------------------------------------------------------------
                          DREYFUS FOUNDERS FUNDS, INC.
--------------------------------------------------------------------------------

        The Company is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company, known as a mutual fund. The Company was incorporated on June 19, 1987 under the laws of the State of Maryland.

        All of the Company's series Funds are diversified portfolios. This means that, with respect to at least 75% of a Fund's total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities). A Fund may not change its status from a diversified portfolio to a non-diversified portfolio without approval by the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of such Fund's outstanding voting shares.

        On February 22, 2002, Dreyfus Founders Focus Fund was merged into Dreyfus Founders Growth Fund. On December 22, 2004, Dreyfus Founders Growth and Income Fund changed its name to Dreyfus Founders Equity Growth Fund.

        Founders Asset Management LLC ("Founders") serves as each Fund's investment adviser.

        Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

--------------------------------------------------------------------------------
                     INVESTMENT OBJECTIVES AND RESTRICTIONS
--------------------------------------------------------------------------------

        The investment objective of each Fund is fundamental and may not be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. The investment objective of each Fund is set forth below:


                  Fund                       Investment Objective
        -------------------------    -------------------------------------------
        Balanced                     Current income and capital appreciation

        Discovery                    Capital appreciation

        Equity Growth                Long-term growth of capital and income

                  Fund                       Investment Objective
        -------------------------    -------------------------------------------
        Government Securities        Current income

        Growth                       Long-term growth of capital

        International Equity         Long-term growth of capital

        Mid-Cap Growth               Capital appreciation

        Money Market                 Maximum current income consistent with the
                                     preservation of capital and liquidity

        Passport                     Capital appreciation

        Worldwide Growth             Long-term growth of capital

        In addition, each Fund has adopted investment restrictions numbered 1 through 7 below as fundamental policies. These restrictions cannot be changed, as to a Fund, without approval by the holders of a majority, as defined in the 1940 Act, of such Fund's outstanding voting shares. Investment restrictions numbered 8 through 11 below are non-fundamental policies and may be changed, as to a Fund, by vote of a majority of the members of the Company's Board of Directors (the "Board") at any time. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limits that results from a change in values or net assets will not be considered a violation; provided, however, that if the level of a Fund's borrowings increases above the percentage restriction stated in investment restriction 4, below, the Fund is required to reduce the level of its borrowings to a level that is at or below the percentage restriction as provided in the 1940 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS

        No Fund may:

        1. Invest 25% or more of the value of its total assets in the securities of issuers having their principal business activities in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and, with respect to Money Market Fund, the limitation shall not apply to obligations of domestic commercial banks.

        2. Invest in physical commodities, except that a Fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

        3. Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that a Fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. A Fund may also invest in readily marketable interests in real estate investment trusts.

        4. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets. For purposes of this investment restriction, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

        5. Lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

        6. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with disposing of portfolio securities.

        7. Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the Fund's other investment restrictions may be deemed to give rise to a senior security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

        No Fund may:

        8. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that a Fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

        9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

        10. Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested (10% in the case of Money Market Fund).

        11. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

        In applying the limitations on investments in any one industry set forth in restriction 1, above, the Funds use industry classifications based, where applicable, on information published by Standard & Poor's, FactSet, Bloomberg L.P. and Bridge Information Systems, and/or the prospectus of the issuing company. Selection of an appropriate industry classification resource will be made by Founders in the exercise of its reasonable discretion.

        Except for the Funds' fundamental investment objectives and the fundamental restrictions numbered 1 through 7 above, the strategies and policies used by the Funds in pursuing their objectives may be changed by the Board without shareholder approval. However, the policies of the Equity Growth, Government Securities, International Equity and Mid-Cap Growth Funds to normally invest at least 80% of their net assets in stocks that are included in a widely recognized index of stock market performance, obligations of the U.S. government, foreign equity securities, and equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index, respectively, may not be changed unless at least 60 days' prior written notice of the change is given to the respective Fund's shareholders.

--------------------------------------------------------------------------------
                         INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------

        The Prospectuses discuss the principal investment strategies and risks of the Funds. This section of the SAI explains certain of these strategies and their associated risks in more detail. This section also explains other strategies used in managing the Funds that may not be considered "principal investment strategies" and discusses the risks associated with these strategies.

TEMPORARY DEFENSIVE INVESTMENTS

        In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally would include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER


        During the fiscal years ended 2005 and 2004, respectively, the portfolio turnover rates for each of the Funds were as follows: Balanced Fund - 181% and 134%; Discovery Fund - 160% and 98%; Equity Growth Fund - 126% and 115%;
Government Securities Fund - 29% and 13%; Growth Fund - 120% and 107%; International Equity Fund - 54% and 85%; Mid-Cap Growth Fund - 211% and 147%; Passport Fund - 729% and 648%; and Worldwide Growth Fund - 120% and 130%. The increased portfolio turnover rate of the Balanced Fund was primarily due to continued shareholder redemptions throughout the year. The increased portfolio turnover rate of the Discovery Fund was due to a larger number of trades made by the Fund's portfolio management team in 2005. The increased portfolio turnover rate of the Government Securities Fund was due to a redeployment of cash. The increased portfolio turnover rate of the Mid-Cap Growth Fund was associated with a larger number of positions reaching their estimated intrinsic value during 2005, which resulted in sale of the positions, coupled with a larger average size of positions. The Passport Fund's portfolio turnover rates are expected to be lower beginning in 2006 because the Fund's current portfolio managers, who began managing the Fund in November 2005, are expected to engage in less short-term trading than the Fund's prior portfolio manager.


        A 100% portfolio turnover rate would occur if all of the securities in the portfolio were replaced during the period. Portfolio turnover rates for certain of the Funds are higher than those of other mutual funds. Although each Fund purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time that a security has been held. The Funds may, therefore, engage in a significant number of short-term transactions. Portfolio turnover rates may also increase as a result of the need for a Fund to effect significant amounts of purchases or redemptions of portfolio securities due to economic, market, or other factors that are not within Founders' control.

        Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance. If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts.

DERIVATIVE INSTRUMENTS

        All of the Funds (except Money Market Fund) may enter into futures contracts (including those related to indexes) and forward contracts, may purchase and/or write (sell) options on securities, securities indexes, futures contracts and foreign currencies, and may purchase equity-linked notes ("ELNs"). Government Securities and Balanced Funds may also invest in mortgage-related securities. See "Investment Strategies and Risks - Mortgage-Related Securities" below. Each of these instruments is sometimes referred to as a "derivative," since its value is derived from an underlying security, index or other financial instrument.

        OPTIONS ON SECURITIES INDEXES AND SECURITIES. An option gives its purchaser the right to buy or sell an instrument at a specified price within a limited period of time. For the right to buy or sell the underlying instrument (e.g., individual securities or securities indexes), the buyer pays a premium to the seller (the "writer" of the option). Options generally have standardized terms, including the exercise price and expiration time. The current market value of a traded option is the last sales price or, in the absence of a sale, the last offering price. The market value of an option will usually reflect, among other factors, the market price of the underlying security or index. When the market value of an option appreciates, the purchaser may realize a gain by exercising the option, or by selling the option on an exchange (provided that a liquid secondary market is available). If the underlying security or index does not reach a price level that would make exercise profitable, the option generally will expire without being exercised and the writer will realize a gain in the amount of the premium. If a call option on a security is exercised, the proceeds of the sale of the underlying security by the writer are increased by the amount of the premium and the writer realizes a gain or loss from the sale of the security.

        So long as a secondary market remains available on an exchange, the writer of an option traded on that exchange ordinarily may terminate his obligation prior to the assignment of an exercise notice by entering into a closing purchase transaction. The cost of a closing purchase transaction, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will incur a loss on the transaction. However, because an increase in the market price of a call option on a security generally reflects an increase in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security that the writer continues to own.

        All of the Funds (except Money Market Fund) may write (sell) call options on their portfolio securities for income and may write put options. The extent of a Fund's option writing activities will vary from time to time depending upon Founders' evaluation of market, economic and monetary conditions. The Funds may also buy call and put options.

        When a Fund purchases a security with respect to which it intends to write a call option, it is likely that the option will be written concurrently with or shortly after purchase. A Fund will write a call option on a particular security only if Founders believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to enter into a closing purchase transaction and close out its position. If the Fund desires to sell a particular security on which it has written a call option, it will effect a closing purchase transaction prior to or concurrently with the sale of the security.

        A Fund may enter into closing purchase transactions to reduce the percentage of its assets against which options are written, to realize a profit on a previously written option, or to enable it to write another option on the underlying security with either a different exercise price or expiration time or both.

        The exercise prices of options may be below, equal to or above the current market values of the underlying securities at the times the options are written. From time to time for tax and other reasons, the Fund may purchase an underlying security for delivery in accordance with an exercise notice assigned to it with respect to a call option it has written, rather than delivering such security from its portfolio.

        All of the Funds (except Money Market Fund) may purchase and write options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the stocks included in the index. Options on securities indexes are similar to options on securities. However, because options on securities indexes do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple (the "Multiple") of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. A Fund may purchase put options on stock indexes to protect its portfolio against declines in value. A Fund may purchase call options, or write put options, on stock indexes to establish a position in equities as a temporary substitute for purchasing individual stocks that then may be acquired over the option period in a manner designed to minimize adverse price movements. Purchasing put and call options on securities indexes also permits greater time for evaluation of investment alternatives. When Founders believes that the trend of stock prices may be downward, particularly for a short period of time, the purchase of put options on securities indexes may eliminate the need to sell less liquid securities and possibly repurchase them later. The purpose of these transactions is not to generate gain, but to "hedge" against possible loss. Therefore, successful hedging activity will not produce a net gain to a Fund. Any gain in the price of a call option a Fund has bought is likely to be offset by higher prices the Fund must pay in rising markets, as cash reserves are invested. In declining markets, any increase in the price of a put option a Fund has bought is likely to be offset by lower prices of stocks owned by the Fund.

        When a Fund purchases a call on a securities index, the Fund pays a premium and has the right during the call period to require the seller of such a call, upon exercise of the call, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the call is based is above the exercise price of the call. This amount of cash is equal to the difference between the closing price of the index and the lesser exercise price of the call, in each case multiplied by the Multiple. When a Fund purchases a put on a securities index, the Fund pays a premium and has the right during the put period to require the seller of such a put, upon exercise of the put, to deliver to the Fund an amount of cash if the closing level of the securities index upon which the put is based is below the exercise price of the put. This amount of cash is equal to the difference between the exercise price of the put and the lesser closing level of the securities index, in each case multiplied by the Multiple. Buying securities index options permits a Fund, if cash is deliverable to it during the option period, either to sell the option or to require delivery of the cash. If such cash is not so deliverable, and as a result the option is not exercised or sold, the option becomes worthless at its expiration date.

        Transactions in options are subject to limitations, established by each of the exchanges upon which options are traded, governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are held in one or more accounts. Thus, the number of options a Fund may hold may be affected by options held by other advisory clients of Founders.

        The value of a securities index option depends upon movements in the level of the securities index rather than the price of particular securities. Whether a Fund will realize a gain or a loss from its option activities depends upon movements in the level of securities prices generally or in an industry or market segment, rather than movements in the price of a particular security. Purchasing or writing call and put options on securities indexes involves the risk that Founders may be incorrect in its expectations as to the extent of the various securities market movements or the time within which the options are based. To compensate for this imperfect correlation, a Fund may enter into options transactions in a greater dollar amount than the securities being hedged if the historical volatility of the prices of the securities being hedged is different from the historical volatility of the securities index.

        One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the Fund. Other risks of purchasing options include the possibility that a liquid secondary market may not exist at a time when the Fund may wish to close out an option position. It is also possible that trading in options on securities indexes might be halted at a time when the securities markets generally remain open. In cases where the market value of an issue supporting a covered call option exceeds the strike price plus the premium on the call, the portfolio will lose the right to appreciation of the stock for the duration of the option.

        OVER-THE-COUNTER ("OTC") OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. OTC options are guaranteed by the issuer of the option.

        Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

        FUTURES CONTRACTS. All of the Funds (except Money Market Fund) may purchase and sell futures contracts. The Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore is not subject to registration as a pool operator under the CEA.

        U.S. futures contracts are traded on exchanges that have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant (an "FCM") or brokerage firm that is a member of the relevant contract market. Although futures contracts by their terms call for the delivery or acquisition of the underlying commodities or a cash payment based on the value of the underlying commodities, in most cases the contractual obligation is offset before the delivery date of the contract by buying, in the case of a contractual obligation to sell, or selling, in the case of a contractual obligation to buy, an identical futures contract on a commodities exchange. Such a transaction cancels the obligation to make or take delivery of the commodities.

        The acquisition or sale of a futures contract could occur, for example, if a Fund held or considered purchasing equity securities and sought to protect itself from fluctuations in prices without buying or selling those securities. For example, if prices were expected to decrease, a Fund could sell equity index futures contracts, thereby hoping to offset a potential decline in the value of equity securities in the portfolio by a corresponding increase in the value of the futures contract position held by the Fund and thereby prevent the Fund's net asset value from declining as much as it otherwise would have. A Fund also could protect against potential price declines by selling portfolio securities and investing in money market instruments. However, since the futures market is more liquid than the cash market, the use of futures contracts would allow the Fund to maintain a defensive position without having to sell portfolio securities.

        Similarly, when prices of equity securities are expected to increase, futures contracts could be bought to attempt to hedge against the possibility of having to buy equity securities at higher prices. This technique is sometimes known as an anticipatory hedge. If the fluctuations in the value of the equity index futures contracts used is similar to those of equity securities, a Fund could take advantage of the potential rise in the value of equity securities without buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could buy equity securities in the market.

        The Funds also may purchase and sell interest rate and foreign currency futures contracts.

        The purchase and sale of futures contracts entail risks. Although Founders believes that use of such contracts could benefit the Funds, if Founders' investment judgment were incorrect, a Fund's overall performance could be worse than if the Fund had not entered into futures contracts. For example, if a Fund hedged against the effects of a possible decrease in prices of securities held in the Fund's portfolio and prices increased instead, the Fund would lose part or all of the benefit of the increased value of these securities because of offsetting losses in the Fund's futures positions. In addition, if the Fund had insufficient cash, it might have to sell securities from its portfolio to meet margin requirements.

        The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, the ability of investors to close out futures contracts through offsetting transactions could distort the normal price relationship between the cash and futures markets. Second, to the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced and prices in the futures markets distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends still may not result in a successful use of futures.

        The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Funds would not match exactly a Fund's current or potential investments. A Fund might buy or sell futures contracts based on underlying instruments with different characteristics from the securities in which it would typically invest -- for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities -- which involves a risk that the futures position might not correlate precisely with the performance of the Fund's investments.

        Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions could also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund could buy or sell futures contracts with a greater or lesser value than the securities it wished to hedge or was considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this might not be successful in all cases. If price changes in a Fund's futures positions were poorly correlated with its other investments, its futures positions could fail to produce desired gains or result in losses that would not be offset by the gains in the Fund's other investments.

        Unlike the situation in which a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract or when a Fund writes an option on a futures contract. Instead, a purchaser of a futures contract is required to deposit an amount of cash or qualifying securities with the FCM. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, a Fund may be required to make additional payments during the term of a contract to its broker. Such payments would be required, for example, when, during the term of an interest rate futures contract purchased or a put option on an interest rate futures contract sold by a Fund, there was a general increase in interest rates, thereby making the Fund's position less valuable. At any time prior to the expiration of a futures contract or written option on a futures contract, the Fund may elect to close its position by taking an opposite position that will operate to terminate the Fund's position in the futures contract or option.

        Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three business days for most types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and options on futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it would be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract or an option on a futures contract were not liquid because of price fluctuation limits or otherwise, a Fund would not promptly be able to liquidate unfavorable futures or options positions and potentially could be required to continue to hold a futures or options position until the delivery date, regardless of changes in its value. As a result, a Fund's access to other assets held to cover its futures or options positions also could be impaired.

        OPTIONS ON FUTURES  CONTRACTS.  All of the Funds  (except  Money  Market
Fund) may purchase and write put and call options on futures contracts. An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price on or before a stated expiration date. Upon exercise of the option by the holder, a contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. If an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits.



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

        A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing sale or purchase transaction, subject to the availability of a liquid secondary market, which is the sale or purchase of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

        An option, whether based on a futures contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearinghouse assigns exercise notices on a random basis to those of its members that have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers that have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

        The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. See "Options on Securities Indexes and Securities" above. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it could buy a call option (or write a put option) on a futures contract to hedge against a market advance.

        The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund would be able to buy a put option (or write a call option) on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

        The amount of risk a Fund would assume, if it bought an option on a futures contract, would be the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not fully be reflected in the value of the options bought.

        OPTIONS ON FOREIGN  CURRENCIES.  All of the Funds  (except  Money Market
Fund) may buy and sell options on foreign currencies for hedging purposes in a manner similar to that in which futures on foreign currencies would be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated would reduce the U.S. dollar value of such securities, even if their value in the foreign currency remained constant. In order to protect against such diminutions in the value of portfolio securities, a Fund could buy put options (or write call options) on the foreign currency. If the value of the currency declines, the Fund would have the right to sell such currency for a fixed amount in U.S. dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. Conversely, when a rise is projected in the U.S. dollar value of a currency in which securities to be acquired are denominated, thereby increasing the cost of such securities, the Fund could buy call options (or write put options) thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.



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

        Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default.

        The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

        RISK FACTORS OF INVESTING IN FUTURES AND OPTIONS. The successful use of the investment practices described above with respect to futures contracts, options on futures contracts, and options on securities indexes, securities, and foreign currencies draws upon skills and experience that are different from those needed to select the other instruments in which the Funds invest. All such practices entail risks and can be highly volatile. Should interest or exchange rates or the prices of securities or financial indexes move in an unexpected manner, the Funds may not achieve the desired benefits of futures and options or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and negotiated or over-the-counter instruments, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

        A Fund's ability to dispose of its positions in the foregoing instruments will depend on the availability of liquid markets in the instruments. Particular risks exist with respect to the use of each of the foregoing instruments and could result in such adverse consequences to a Fund as the possible loss of the entire premium paid for an option bought by a Fund, the inability of a Fund, as the writer of a covered call option, to benefit from the appreciation of the underlying securities above the exercise price of the option, and the possible need to defer closing out positions in certain instruments to avoid adverse tax consequences. As a result, no assurance can be given that the Funds will be able to use those instruments effectively for the purposes set forth above.

        In addition, options on U.S. Government securities, futures contracts, options on futures contracts, and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be affected adversely by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

        FORWARD CONTRACTS FOR PURCHASE OR SALE OF FOREIGN CURRENCIES. The Funds generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a Fund purchases or sells a security denominated in a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a Fund may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

        Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally, a forward contract has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When Founders believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar (or sometimes against another currency), a Fund may enter into forward contracts to sell, for a fixed-dollar or other currency amount, foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in that currency. In addition, a Fund may engage in "proxy hedging" (i.e., entering into forward contracts to sell a different foreign currency than the one in which the underlying investments are denominated), with the expectation that the value of the hedged currency will correlate with the value of the underlying currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it expires. Under normal circumstances, consideration of the possibility of changes in currency exchange rates will be incorporated into the Funds' long-term investment strategies.

        At the consummation of a forward contract calling for delivery by a Fund of a foreign currency which has been used as a position hedge, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other Fund assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

        If a Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If any one of the Funds engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

        While forward contracts may be traded to reduce certain risks, trading in forward contracts itself entails certain other risks. Thus, while the Funds may benefit from the use of such contracts, if Founders is incorrect in its forecast of currency prices, a poorer overall performance may result than if a Fund had not entered into any forward contracts. Some forward contracts may not have a broad and liquid market, in which case the contracts may not be able to be closed at a favorable price. Moreover, in the event of an imperfect correlation between the forward contract and the portfolio position that it is intended to protect, the desired protection may not be obtained.

        The Funds are not required to enter into forward contracts with regard to their foreign currency-denominated securities, and will not do so unless deemed appropriate by Founders. It also should be realized that this method of protecting the value of the Funds' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase.

        COVER. Transactions using options, futures contracts and forward contracts ("Financial Instruments"), other than purchased options, expose a Fund to an obligation to another party. Each Fund will not enter into any such transaction unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contract or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

        Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover in accounts could impede portfolio
management  or  the  Fund's  ability  to  meet  redemption   requests  or  other
obligations.

        EQUITY-LINKED NOTES. All of the Funds (except Money Market Fund) may purchase equity-linked notes ("ELNs"). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, a Fund's ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

FOREIGN SECURITIES AND ADRS

        The term "foreign securities" refers to securities of issuers, wherever organized, that, in the judgment of Founders, have their principal business activities outside of the United States. The determination of whether an issuer's principal activities are outside of the United States will be based on the location of the issuer's assets, personnel, sales, and earnings, and specifically on whether more than 50% of the issuer's assets are located, or more than 50% of the issuer's gross income is earned, outside of the United States, or on whether the issuer's sole or principal stock exchange listing is outside of the United States. Foreign securities typically will be traded on the applicable country's principal stock exchange but may also be traded on regional exchanges or over-the-counter. In addition, foreign securities may trade in the U.S. securities markets.

        Investments in foreign securities involve certain risks that are not typically associated with U.S. investments. There may be less publicly available information about foreign companies comparable to reports and ratings published about U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Some foreign companies may exclude U.S. investors such as the Funds from participating in beneficial corporate actions, such as rights offerings. As a result, the Funds may not realize the same value from a foreign investment as a shareholder residing in that country. There also may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

        Foreign stock markets may have substantially less trading volume than the New York Stock Exchange, and securities of some foreign companies may be less liquid and may be more volatile than securities of comparable U.S. companies. Brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

        Because investment in foreign companies will usually involve currencies of foreign countries, and because a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. A change in the value of any foreign currency relative to the U.S. dollar, when the Fund holds that foreign currency or a security denominated in that foreign currency, will cause a corresponding change in the dollar value of the Fund assets denominated or traded in that country. Moreover, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political, economic or social instability or diplomatic developments that could affect U.S. investments in foreign countries.

        Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, thus reducing the net return on such investments compared with U.S. investments. The operating expense ratio of a Fund that invests in foreign securities can be expected to be higher than that of a Fund which invests exclusively in domestic securities, since the expenses of the Fund, such as foreign custodial costs, are higher. In addition, the Fund incurs costs in converting assets from one currency to another.

        In addition, Passport, Worldwide Growth, and International Equity Funds may invest in securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities issued by companies located there are expected to be more volatile, less liquid and more uncertain as to payments of dividends, interest and principal. Such countries may include (but are not limited to) Argentina, Bolivia, Brazil, Chile, China, Colombia, Costa Rica, Croatia, Czech Republic, Ecuador, Egypt, Estonia, Hungary, Iceland, India, Indonesia, Israel, Jordan, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Nigeria, Pakistan, Panama, Paraguay, Peru, Philippines, Poland, Republic of Korea (South Korea), Romania, Russia and the other countries of the former Soviet Union, Slovak Republic, Slovenia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, and Vietnam.

        American Depositary Receipts and American Depositary Shares (collectively, "ADRs") are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are denominated in U.S. dollars and trade in the U.S. securities markets. ADRs may be issued in sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded in the form of ADRs; in unsponsored programs, the issuer may not be directly involved in the creation of the program. Although the regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, such information may not be reflected in the market value of the ADRs.

SECURITIES THAT ARE NOT READILY MARKETABLE

        The  Funds  may  invest  up to 15% of the  value  of their  net  assets, measured at the time of investment, in investments that are not readily marketable (10% in the case of Money Market Fund). A security which is not "readily marketable" is generally considered to be a security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which it is valued. Subject to the foregoing 15% and 10% limitations, the Funds may invest in restricted securities. "Restricted" securities generally include securities that are not registered under the Securities Act of 1933 (the "1933 Act") and are subject to legal or contractual restrictions upon resale. Restricted securities nevertheless may be "readily marketable" and can often be sold in privately negotiated transactions or in a registered public offering. There are a number of securities issued without registration under the 1933 Act for which a liquid secondary market exists among institutional investors such as the Funds. These securities are often called "Rule 144A" securities (see "Investment Strategies and Risks - Rule 144A Securities" below).

        A Fund may not be able to dispose of a security that is not "readily marketable" at the time desired or at a reasonable price. In addition, in order to resell such a security, a Fund might have to bear the expense and incur the delays associated with effecting registration. In purchasing such securities, no Fund intends to engage in underwriting activities, except to the extent a Fund may be deemed to be a statutory underwriter under the 1933 Act in disposing of such securities.

        The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

RULE 144A SECURITIES

        A large institutional market has developed for certain securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

        Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. The Funds may invest in Rule 144A securities that may or may not be readily marketable. Rule 144A securities are readily marketable if institutional markets for the securities develop pursuant to Rule 144A that provide both readily ascertainable values for the securities and the ability to liquidate the securities when liquidation is deemed necessary or advisable. However, an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A security held by one of the Funds could adversely affect the marketability of the security. In such an instance, the Fund might be unable to dispose of the security promptly or at reasonable prices.

        The Board of Directors of the Company has delegated to Founders the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and whether such securities are not subject to the Funds' limitations on investing in securities that are not readily marketable. Under guidelines established by the directors, Founders will consider the following factors, among others, in making this determination: (1) the unregistered nature of a Rule 144A security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of additional potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfers). Founders is required to monitor the readily marketable nature of each Rule 144A security on a basis no less frequently than quarterly. The Funds' directors monitor the determinations of Founders quarterly.

FIXED-INCOME SECURITIES

        Balanced, Discovery, Equity Growth, Growth, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth are the "Equity Funds." The Equity Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") (Ba or lower by Moody's and BB or lower by S&P), but none rated lower than B. The Equity Funds also may invest in unrated convertible securities and preferred stocks if Founders believes they are equivalent in quality to the rated securities that the Funds may buy.

        The Equity Funds will invest in bonds, debentures, and corporate obligations - other than convertible securities and preferred stock - only if they are rated investment grade (Baa, BBB or higher) at the time of purchase, although the Balanced Fund may invest up to 5% of its total assets in lower-grade debt securities. Founders will not invest more than 5% of a Fund's total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time of purchase or as a result of a rating reduction after purchase, or in unrated securities believed by Founders to be equivalent in quality to securities rated below investment grade. This 5% limitation does not apply to preferred stocks. Government Securities and Money Market Funds do not invest in such lower-grade securities.

        Investments in lower rated or unrated securities are generally considered to be of high risk. Lower rated debt securities, commonly referred to as junk bonds, are generally subject to two kinds of risk, credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a security by Moody's and S&P provide a generally useful guide as to such credit risk. The Appendix to this SAI provides a description of such debt security ratings. The lower the rating given a security by a rating service, the greater the credit risk such rating service perceives to exist with respect to the security. Increasing the amount of a Fund's assets invested in unrated or lower grade securities, while intended to increase the yield produced by those assets, will also increase the risk to which those assets are subject.

        Interest rate risk relates to the fact that the market values of debt securities in which a Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated securities (Baa or BBB and lower) and non-rated securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated securities and may have speculative characteristics. The Funds are not required to dispose of debt securities whose ratings are downgraded below these ratings subsequent to a


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Fund's  purchase of the  securities,  unless such a disposition  is necessary to reduce a Fund's holdings of such securities to less than 5% of its total assets. In order to decrease the risk in investing in debt securities, in no event will a Fund ever invest in a debt security rated below B by Moody's or by S&P. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Funds from the risk that the securities in which they invest will decline in value, since credit ratings represent evaluations of the safety of principal, dividend, and interest payments on preferred stocks and debt securities, and not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events.

        Because investment in medium and lower rated securities involves both greater credit risk and interest rate risk, achievement of the Funds' investment objectives may be more dependent on the investment adviser's own credit analysis than is the case for funds that do not invest in such securities. In addition, the share price and yield of the Equity Funds may fluctuate more than in the case of funds investing in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated securities experiencing increased financial stress, that would adversely affect their ability to service their principal, dividend, and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield debt securities has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield debt securities market, particularly during periods of economic recession. Furthermore, expenses incurred in recovering an investment in a defaulted security may adversely affect a Fund's net asset value. Finally, while Founders attempts to limit purchases of medium and lower rated securities to securities having an established secondary market, the secondary market for such securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of a Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations. The Funds do not invest in any medium and lower rated securities that present special tax consequences, such as zero coupon bonds or pay-in-kind bonds, although certain Funds may purchase U.S. Treasury STRIPS as described under "Investment Strategies and Risks - Government Securities."

        Founders seeks to reduce the overall risks associated with the Funds' investments through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or that the Funds will achieve their investment objectives.



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FOREIGN BANK OBLIGATIONS

        The Money Market Fund's foreign investments are limited to dollar-denominated obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions. The foreign investments of Money Market Fund will be limited primarily to securities of issuers from the major industrialized nations. The other Funds also may invest in obligations of foreign depository institutions or their U.S. branches, or foreign branches of U.S. depository institutions.

        The obligations of foreign branches of U.S. depository institutions purchased by the Funds may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch. These obligations, and those of foreign depository institutions, may be limited by the terms of the specific obligation and by governmental regulation. The payment of these obligations, both interest and principal, also may be affected by governmental action in the country of domicile of the institution or branch, such as imposition of currency controls and interest limitations. In connection with these investments, a Fund will be subject to the risks associated with the holding of portfolio securities overseas, such as possible changes in investment or exchange control regulations, expropriation, confiscatory taxation, or political or financial instability.

        Obligations of U.S. branches of foreign depository institutions may be general obligations of the parent depository institution in addition to being an obligation of the issuing branch, or may be limited by the terms of a specific foreign regulation applicable to the depository institutions and by government regulation (both domestic and foreign).

REPURCHASE AGREEMENTS

        A repurchase agreement is a transaction under which a Fund acquires a security and simultaneously promises to sell that same security back to the seller at a higher price, usually within a seven-day period. The Funds may enter into repurchase agreements with banks or well-established securities dealers meeting criteria established by the Funds' Board of Directors. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the collateral securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement, and are held as collateral by an authorized custodian bank until the repurchase agreement is completed. All repurchase agreements entered into by the Funds are marked to market daily. In the event of default by the seller under a repurchase agreement, the Fund may experience difficulties in exercising its rights to the underlying security and may incur costs in connection with the disposition of that security.

        None of the Funds have adopted any limits on the amounts of its total assets that may be invested in repurchase agreements that mature in less than seven days. Each of the Funds except Money Market Fund may invest up to 15% of the market value of its net assets, measured at the time of purchase, in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. Money Market Fund may enter into repurchase agreements if, as a result thereof, no more than 10% of the market value of its net assets would be invested in securities that are not readily marketable, including repurchase agreements maturing in more than seven days. For a further explanation, see "Investment Strategies and Risks - Securities That Are Not Readily Marketable."

CONVERTIBLE SECURITIES

        All Funds except Government Securities and Money Market Funds may buy securities convertible into common stock if, for example, Founders believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of a Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

GOVERNMENT SECURITIES

        U.S. government obligations include, but are not limited to, Treasury bills, notes and bonds; Government National Mortgage Association ("Ginnie Mae") pass-through securities; and issues of U.S. agencies, authorities, and instrumentalities. Obligations of other agencies, authorities and instrumentalities of the U.S. government include, but are not limited to, securities issued by the Federal Farm Credit Bank System ("FFCB"), the Federal Agricultural Mortgage Corporation ("Farmer Mac"), the Federal Home Loan Bank System ("FHLB"), the Financing Corporation ("FICO"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), Federal National Mortgage Association ("Fannie Mae"), Private Export Funding Corporation ("PEFCO"), the Student Loan Marketing Association ("Sallie Mae"), the Tennessee Valley Authority ("TVA") and the U.S. Small Business Administration ("SBA"). Some government obligations, such as Ginnie Mae pass-through certificates, are supported by the full faith and credit of the United States Treasury. Other obligations, such as securities of the FHLB, are supported by the right of the issuer to borrow from the United States Treasury; and others, such as bonds issued by Fannie Mae (a private corporation), are supported only by the credit of the agency, authority or instrumentality, although the Secretary of the Treasury has discretionary authority, though not the obligation, to purchase obligations of Fannie Mae. The Funds also may invest in obligations issued by the International Bank for Reconstruction and Development ("IBRD" or "World Bank").

        All of the Funds with the exception of Money Market Fund may also purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

        The Funds also may invest in securities issued by foreign governments and/or their agencies, and these are the only types of foreign securities in which the Government Securities Fund may invest. The foreign investments of Government Securities Fund will be limited primarily to securities of issuers from the major industrialized nations. Investments in foreign government securities are subject to many of the same risks that apply to investments in foreign securities generally. See "Investment Strategies and Risks - Foreign Securities and ADRs" above.

MORTGAGE-RELATED SECURITIES

        Government Securities and Balanced Funds may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations (see "Mortgage Pass-Through Securities"). Other Funds also may invest in such securities for temporary defensive purposes. Government Securities Fund also may invest in debt securities that are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities.

        MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities that normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or at specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

        Ginnie Mae is the principal governmental guarantor of mortgage-related securities. Ginnie Mae is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

        Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. government.

        Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates ("PCs") that represent interests in conventional mortgages from Freddie Mac's national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

        Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. government securities. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

        COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac, and their income streams.

        CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

        In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

        RISKS OF MORTGAGE-RELATED SECURITIES. Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, which may adversely affect the investment's average life and yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

        Market risk reflects the risk that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. In addition, as a result of the uncertainty of cash flows of lower tranche CMOs, the market prices of and yield on those tranches generally are more volatile.

        Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult.

        The average life of CMOs is determined using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic and market conditions. These estimates may vary from actual future results, particularly during periods of extreme market volatility. In addition, under certain market conditions, such as those that developed in 1994, the average weighted life of mortgage derivative securities may not accurately reflect the price volatility of such securities. For example, in periods of supply and demand imbalances in the market for such securities and/or in periods of sharp interest rate movements, the prices of mortgage derivative securities may fluctuate to a greater extent than would be expected from interest rate movements alone.

        A  Fund's  investments  in CMOs  also are  subject  to  extension  risk.
Extension risk is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

COMMERCIAL PAPER AND OTHER CASH SECURITIES

        Commercial paper purchased by Money Market Fund must be rated by any two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in one of the two highest short-term rating categories, or be comparable unrated securities. However, the Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category. For a list of NRSROs and a description of their ratings, see the Appendix to this SAI.

        A Fund may also acquire certificates of deposit and bankers' acceptances. A certificate of deposit is a short-term obligation of a bank. A banker's acceptance is a time draft drawn by a borrower on a bank, usually relating to an international commercial transaction.

WHEN-ISSUED SECURITIES

        The Funds (other than Money Market Fund) may purchase securities on a when-issued or delayed-delivery basis; i.e., the securities are purchased with settlement taking place at some point in the future beyond a customary settlement date. The payment obligation and, in the case of debt securities, the interest rate that will be received on the securities are generally fixed at the time a Fund enters into the purchase commitment. During the period between purchase and settlement, no payment is made by the Fund and, in the case of debt securities, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price, and the Fund bears the risk of such market value fluctuations. The Fund will maintain liquid assets, such as cash, U.S. government securities or other liquid equity or debt securities, having an aggregate value equal to the purchase price, segregated on the records of either the Founders or the Fund's custodian until payment is made. A Fund also will segregate assets in this manner in situations where additional installments of the original issue price are payable in the future.

BORROWING AND LENDING

        If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is repaid. Each Fund will attempt to minimize such fluctuations by not purchasing securities when borrowings are greater than 5% of the value of the Fund's total assets. Interest on borrowings will reduce a Fund's income. See "Investment Objectives and Restrictions - Fundamental Investment Restrictions" above for each Fund's limitation on borrowing.


        Pursuant to an exemptive order issued by the SEC, the Funds are permitted to utilize an interfund credit facility that allows each Fund to lend money directly to and borrow money directly from other Funds for temporary or emergency purposes in accordance with the Funds' investment policies and limitations. A Fund may borrow through the facility only when the costs are equal to or lower than the costs of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending Fund could result in a lost investment opportunity.


SECURITIES OF OTHER INVESTMENT COMPANIES

        Each of the Funds may acquire securities of other investment companies, subject to the limitations of the 1940 Act and the conditions of exemptive orders issued by the SEC. Except as provided below, no Fund may purchase securities of another investment company if, immediately after such purchase:
(a) the Fund would own more than 3% of the voting  securities  of such  company,
(b) the Fund would have more than 5% of its total assets invested in the securities of such company, or (c) the Fund would have more than 10% of its total assets invested in the securities of all such investment companies. These are referred to hereafter as the "Investment Company Purchase Limitations." In addition, a Fund may not purchase securities issued by a closed-end investment company if, immediately after such purchase, the Fund and any other Funds together own more than 10% of the voting securities of such closed-end fund. Should a Fund purchase securities of other investment companies, shareholders may incur additional management, advisory, and distribution fees.

        The Funds (other than Money Market Fund) may invest their uninvested cash reserves in shares of the Money Market Fund and/or one or more money market funds advised by affiliates of Founders. Such investments are not subject to the Investment Company Purchase Limitations. However, a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets.

        Securities of other investment companies that may be purchased by the Funds include exchange-traded funds ("ETFs"). ETFs are a type of index fund that trade like a common stock and represent a fixed portfolio of securities designed to track a particular market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market pending the purchase of individual securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities it is designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. There is also a risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Additionally, ETFs have management fees which increase their costs. An investment by a Fund in an ETF is subject to the Investment Company Purchase Limitations, except where the ETF has been granted an exemption from such limitations by the SEC and the Fund has abided by all of the applicable conditions of the exemption.

        For purposes of determining compliance with the investment policies requiring certain Funds to invest at least 65% or 80% of their assets in particular types of securities, the Funds are permitted to "look through" their ETF holdings at the underlying portfolio securities held by the ETFs. For example, Mid-Cap Growth Fund has a policy of normally investing at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Mid Cap Growth Index. If this Fund invested 2% of its net assets in an ETF known as a Standard & Poor's Depository Receipt ("SPDR"), and it is assumed that half of the SPDR's portfolio is invested in companies within the market capitalization range of the Russell Mid Cap Growth Index, then half of the Fund's SPDR position, or 1% of its net assets, would count towards compliance with the Fund's 80% policy.

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------


        The Board of Directors of the Company oversees all 10 Dreyfus Founders Funds. The business and affairs of the Company are managed under the direction of the Board. All directors of the Company, as listed below, are Independent Directors, which means they are not "interested persons" (as defined in the 1940
Act). They are not affiliated with the Funds' adviser, its parent company, or its affiliates. The directors have no official term of office and generally serve until they retire (normally at age 75, but subject to extension to age
80), resign, or are not reelected.


DIRECTORS

                       POSITION(S)       YEAR
                           HELD          JOINED       PRINCIPAL OCCUPATION(S)
   NAME AND AGE        WITH COMPANY       BOARD        DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS
-------------------   ---------------    --------    ---------------------------   ----------------------------


EUGENE H.             Chairman of         1970       Founding Chairman and,        Director, Encore Bank.
VAUGHAN, CFA          the Board and                  formerly (1970 to 2000),      Founding Chairman, Center
Age:  72              Director (1,3)                 President and CEO,            for Houston's Future, a
                                                     Vaughan Nelson Investment     non-profit organization.
                                                     Management, LP, an            Founding Chairman and
                                                     investment counseling         former Governor, CFA
                                                     firm.                         Institute. Past Chairman

                                                                                   and Trustee, Institute of
                                                                                   Chartered Financial
                                                                                   Analysts. Past Chairman
                                                                                   and Director, Financial
                                                                                   Analysts Federation.


ALAN S. DANSON        Director            1991       Private investor.             Director, Gore Range
Age:  66              (1,3,4)                        Formerly, President and       Natural Science School and

                                                     Director, D.H.                The Les Streeter Program,
                                                     Management, Inc., the         Inc., both of which are
                                                     general partner of a          non-profit organizations.
                                                     limited partnership with
                                                     technology company
                                                     holdings (1996 to 2003).



ROBERT P.             Director (3,4)      1998       Private investor.             Member, Boston Society of
MASTROVITA                                           Chairman of a private         Security Analysts.
Age:  61                                             charitable foundation         Trustee, Partridge Academy.

                                                     (1997 to present).
                                                     Formerly, Chairman and
                                                     Director, Hagler,
                                                     Mastrovita & Hewitt,
                                                     Inc., a registered
                                                     investment adviser (1982
                                                     to 1997).

                       POSITION(S)       YEAR
                           HELD          JOINED       PRINCIPAL OCCUPATION(S)
   NAME AND AGE        WITH COMPANY       BOARD        DURING PAST FIVE YEARS          OTHER DIRECTORSHIPS
-------------------   ---------------    --------    ---------------------------   ----------------------------
TRYGVE E. MYHREN      Director            1996       President, Myhren Media,      Director, Advanced
Age:  69              (1,2,4)                        Inc., a firm that invests     Marketing Services, Inc.

                                                     in and advises media,         Trustee and Chairman of
                                                     telecommunications,           Finance Committee, the
                                                     Internet and software         University of Denver.
                                                     companies.  Special           Trustee, Denver Art
                                                     Limited Partner and           Museum.  Member, Cable
                                                     member of Investment          Television Hall of Fame.
                                                     Committee, Megunticook
                                                     Funds, a venture capital
                                                     firm (1998 to present).
                                                     Formerly, President (1990
                                                     to 1996) and Director
                                                     (1992 to 2001) of the
                                                     Providence Journal
                                                     Company, a diversified
                                                     media and communications
                                                     company.  Formerly,
                                                     Chairman and Chief
                                                     Executive Officer of
                                                     American Television and
                                                     Communications
                                                     Corporation (now Time
                                                     Warner Cable) (1981 to
                                                     1988).  Formerly,
                                                     Chairman of the National
                                                     Cable Television
                                                     Association (1986-1987).


GEORGE W. PHILLIPS    Director (2)        1998       Retired. Formerly,            Vice Chairman of the
Age:  68                                             President and Chief           Board, Chairman of the

                                                     Executive Officer (1992       Finance Committee, and
                                                     to 1997) and Director         Chairman of the Investment
                                                     (1992 to 2002) of Warren      Committee, Children's
                                                     Bancorp, Inc. Formerly,       Medical Center of Boston.
                                                     President, Chief
                                                     Executive Officer and
                                                     Director of Warren Five
                                                     Cents Savings Bank (1992
                                                     to 1997).

MARTHA A.              Director (2)       2005       Telecommunications            Board member and Treasurer,
SOLIS-TURNER                                         Director, Wholesale           Mile High Montessori Early
Age:  45                                             Markets (1995 to 2001),       Learning Centers.  Board
                                                     and Manager (1990 to          member (1995 to 2004) and
                                                     1995), Qwest                  Vice President (2002 to
                                                     Communications                2004), Curtis Park
                                                     International Inc.            Community Center.  Both are
                                                                                   non-profit organizations.



(1)     Member of Executive Committee
(2)     Member of Audit Committee
(3)     Member of Investment Integrity Committee
        (4)    Member of Valuation Committee

COMMITTEES


        The committees of the Board are the Executive Committee, Audit Committee, Investment Integrity Committee and Valuation Committee. The Company also has a Committee on Directors, composed of all of the directors (all of whom are non-interested or "independent") and chaired by Mr. Vaughan, which serves as a nominating committee. The selection and nomination of the Company's independent directors is a matter left to the discretion of such independent directors. The Committee on Directors met three times in 2005. When a vacancy on the Board occurs, the Committee on Directors considers nominees recommended by Fund shareholders. Shareholders desiring to recommend a nominee should send a written recommendation, together with the nominee's resume, to: Chairman, Dreyfus Founders Funds, Inc., 210 University Boulevard, Suite 800, Denver, CO 80206-4658.

        Except for certain powers that, under applicable law, may only be exercised by the full Board of Directors, the Executive Committee may exercise all powers and authority of the Board of Directors in the management of the business of the Company. The Executive Committee did not meet in 2005.

        The Audit Committee meets periodically with the Company's independent registered public accounting firm, the Chief Compliance Officer of the Funds, and the executive officers of Founders. This Committee, which met four times during 2005, reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the Company's independent registered public accounting firm and other matters. The Investment Integrity Committee, which met four times during 2005, monitors compliance with several Fund policies, including those governing brokerage, trade allocations, proxy voting, cross trades, and the Funds' Code of Ethics. The Valuation Committee, which met four times during 2005, is responsible for determining the methods used to value Fund securities for which market quotations are not readily available, subject to the approval of the Board. In addition to their in-person meetings during 2005, the members of the Valuation Committee acted on various valuation matters by written consent.

BENEFICIAL OWNERSHIP OF SECURITIES


        The following table gives the dollar range of shares of each Fund, as well as the aggregate dollar range of all Funds advised by Founders, owned by each Director as of December 31, 2005.

                         EUGENE H.    ALAN S.    ROBERT P.      TRYGVE E.     GEORGE W.     MARTHA A.
                         VAUGHAN      DANSON     MASTROVITA     MYHREN        PHILLIPS      SOLIS-TURNER
                         --------     ------     ----------     ---------     ---------     ------------
                         Over         None       $50,001 -      $1 -          None          None
Balanced                 $100,000                $100,000       $10,000

                         None         $1 -       $10,001 -      $1 -          $10,001 -     None
Discovery                             $10,000    $50,000        $10,000       $50,000

                         Over         None       None           None          None          None
Equity Growth            $100,000

                         None         None       None           None          Over          None
Government Securities                                                         $100,000

                         Over         $10,001    None           $1 -          None          None
Growth                   $100,000     - $50,000                 $10,000

                         Over         $1 -       $1 -           Over          None          None
International Equity     $100,000     $10,000    $10,000        $100,000

                         Over         $1 -       $10,001 -      None          None          None
Mid-Cap Growth           $100,000     $10,000    $50,000

                         Over         None       $50,001 -      None          None          None
Money Market             $100,000                $100,000

                         Over         None       $10,001 -      $1 -          $50,001 -     $1 -
Passport                 $100,000                $50,000        $10,000       $100,000      $10,000

                         Over         None       None           Over          Over          None
Worldwide Growth         $100,000                               $100,000      $100,000

Aggregate Holdings of    Over         $50,001 -   Over          Over          Over          $1 -
Funds in the Dreyfus     $100,000     $100,000    $100,000      $100,000      $100,000      $10,000
Founders Family of
Funds

        None of the Directors owned securities of Founders, the Distributor or their affiliates as of December 31, 2005.

DIRECTOR COMPENSATION

        The following table sets forth, for the fiscal year ended December 31, 2005, the compensation paid by the Company to its directors for services rendered in their capacities as directors of the Company. The Company has no plan or other arrangement pursuant to which any of the Company's directors receive pension or retirement benefits. Therefore, none of the Company's directors has estimated annual benefits to be paid by the Company upon retirement.

     COMPENSATION TABLE
                                                         Total compensation from
                                                        Company (10 Funds total)
     Name of Person, Position (1)                         paid to Directors (2)
     -----------------------------------------------    ------------------------
     Eugene H. Vaughan, Chairman and Director                    $35,000
     Alan S. Danson, Director                                    $51,000
     Robert P. Mastrovita, Director                              $48,000
     Trygve E. Myhren, Director                                  $48,000
     George W. Phillips, Director                                $46,000
     Martha Solis-Turner, Director                               $10,500
                                                        ------------------------
     TOTAL                                                      $270,000(3)

    1 The Chairman of the Board, and the Chairmen of the Company's Audit, Investment Integrity and Valuation Committees each received compensation for serving in such capacities in addition to the compensation paid to all directors.
    2 These amounts include the following amounts of deferred compensation accrued on behalf of the following directors during 2005: Mr. Mastrovita $24,000, and Mr. Phillips $46,000.
    3 This amount includes compensation of $31,500, of which $10.500 was deferred, paid to a former director of the Company who resigned effective September 30, 2005.

     In March 2000, the directors adopted a deferred compensation plan pursuant to which they may defer all or a portion of the compensation payable to them as directors of the Company. The deferred amounts are invested in the shares of one or more Funds. Participating directors therefore may be deemed to have an indirect interest in the shares of such Funds in addition to any Fund shares that they may own directly. These indirect interests are included in the table under "Directors and Officers - Beneficial Ownership of Securities."


     OFFICERS

     The officers of the Company, their ages, positions with the Company, length of time served, and their principal occupations for the last five years appear below. Company officers are elected annually by the Board and continue to hold office until they resign or are removed, or until their successors are elected.

                          POSITION(S) HELD
   NAME                   WITH COMPANY AND             PRINCIPAL OCCUPATION(S)
 AND AGE                  LENGTH OFF TIME SERVED       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------

Richard W. Sabo           President since 2000         Founders' President and Chief
Age:  48                  and Principal Executive      Executive Officer, Member of

                          Officer since 2002.          Founders' Board of Managers and
                                                       Director of The Dreyfus Corporation
                                                       (1998 to present). Executive Vice
                                                       President of the Distributor since
                                                       2003.



David L. Ray              Vice President since         Founders' Senior Vice President -
Age:  48                  2000, and from 1990 to       Administration and Treasurer.  Vice

                          1998.                        President    of   the
                                                       Distributor     since
                                                       2003.   Employed   by
                                                       Founders    and   its
                                                       predecessor   company
                                                       since 1990.



Kenneth R.                Secretary since 2000,        Founders' Senior Vice President -
Christoffersen            and from 1996 to 1998.       Legal, General Counsel and
Age:  50                                               Secretary.  Assistant

                                                       Secretary    of   the
                                                       Distributor     since
                                                       2003.   Employed   by
                                                       Founders    and   its
                                                       predecessor   company
                                                       since 1996.



Robert T. Kelly           Treasurer, Principal         Founders' Vice President of
Age:  36                  Financial Officer and        Portfolio Accounting since 2000.

                          Principal Accounting         Formerly, Assistant Treasurer of the
                          Officer since 2003.          Funds (2000 to 2003), and Head of
                                                       Equity Desk for ABN Amro Trust
                                                       Company (Cayman)
                                                       Limited (1998 to 2000).



Paula S. Maddox           Assistant Treasurer          Founders' Operations Manager -
Age:  39                  since 2002.                  Portfolio Accounting since 2003.

                                                       Formerly,   Founders'
                                                       Manager    of    Fund
                                                       Accounting  (2000  to
                                                       2003) and  Supervisor
                                                       of  Fund   Accounting
                                                       (1997 to 2000).



Peter M. Greenly          Assistant Treasurer          Founders' Manager of Portfolio
Age:  37                  since 2002.                  Accounting since 2003.  Formerly,

                                                       Founders'  Manager of
                                                       Private        Client
                                                       Accounting        and
                                                       Operations  (2000  to
                                                       2003) and  Supervisor
                                                       of  Fund   Accounting
                                                       (1998 to 2000).



Kelly J. Harrington       Assistant Treasurer          Founders' Manager of Settlements
Age:  42                  since 2003.                  since 2000.  Formerly, Operations

                                                       employee for Meridian Investment
                                                       Management Corp. (1995 to 2000).

                          POSITION(S) HELD
   NAME                   WITH COMPANY AND             PRINCIPAL OCCUPATION(S)
 AND AGE                  LENGTH OFF TIME SERVED       DURING PAST FIVE YEARS
--------------------------------------------------------------------------------

Jennifer L. Carnes        Assistant Treasurer          Founders' Supervisor of Corporate
Age:  34                  since 2006.                  Actions and Pricing since 2002.
                                                       Formerly, Founders' Corporate
                                                       Actions and Pricing Specialist (2000
                                                       to 2002).
Janelle E. Belcher        Chief Compliance             Founders' Chief Compliance Officer
Age:  48                  Officer since 2004 and       since 2004 and Vice President -

                          Assistant Secretary          Compliance since 2002.  Formerly,
                          since 2002.                  Founders' Manager of Compliance
                                                       (2000 to 2002) and Securities
                                                       Compliance Examiner, Staff
                                                       Accountant and Team Leader for the
                                                       U.S. Securities and Exchange
                                                       Commission (1990 to 2000).



William G. Germenis       Anti-Money Laundering        Vice President and Anti-Money
Age:  35                  Compliance Officer for       Laundering Officer of MBSC, LLC

                          the Class A, Class B,        since 2002.  Vice President and
                          Class C, Class R, and        Anti-Money Laundering Compliance
                          Class T shares since         Officer of the Distributor, and
                          2002 and for the Class       Anti-Money Laundering Compliance
                          F shares since 2003.         Officer of investment companies
                                                       managed by Dreyfus.  Employed by the
                                                       Distributor since 1998.



     As of January 31, 2006, the Company's directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, with the following exceptions: Government Securities Fund (Class F) 1.7%, Growth Fund (Class R) 1.3%, International Equity Fund (Class F) 3.0%, Money Market Fund 8.6%, and Passport Fund (Class R) 9.3%.
     Except for Mr. Germenis, each of the Company's directors and officers may be contacted at the Funds' address: 210 University Boulevard, Suite 800, Denver, Colorado 80206-4658. Mr. Germenis may be contacted at The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.


--------------------------------------------------------------------------------
           INVESTMENT ADVISER, DISTRIBUTOR AND OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

        Founders serves as investment adviser to the Funds. Founders is a wholly-owned subsidiary of the Distributor, which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"), which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). As described below under "Distributor," the Distributor serves as the distributor of the Funds. Dreyfus serves as the investment adviser to the Dreyfus family of mutual funds. The

Distributor and Dreyfus are located at 200 Park Avenue, New York, New York 10166. Mellon Financial is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon Financial is located at One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. Mellon Financial provides a comprehensive range of financial products and services in domestic and selected international markets.

        Mellon Financial and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. Founders has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon Financial or its affiliates may possess with respect to such issuers.

        Under the investment advisory agreement between the Company, on behalf of each Fund, and Founders, Founders furnishes investment management and administrative services to the Funds, subject to the overall supervision of the Board of Directors of the Company. In addition, Founders provides office space and facilities for the Funds and pays the salaries, fees and expenses of all Founders officers and other employees connected with the operation of the Company. Subject to the fee waivers described below, the Funds compensate Founders for its services by the payment of fees computed daily and paid monthly as follows:

                         MID-CAP GROWTH AND GROWTH FUNDS
-------------------------------------------------------------------------------------------------
     On Assets in Excess of               But Not Exceeding                  Annual Fee
---------------------------------    -----------------------------   ----------------------------
                  $0                          $30,000,000                          1.00%
          30,000,000                          300,000,000                          0.75%
         300,000,000                          500,000,000                          0.70%
         500,000,000                                  ---                          0.65%

                        EQUITY GROWTH AND BALANCED FUNDS
-------------------------------------------------------------------------------------------------
     On Assets in Excess of               But Not Exceeding                  Annual Fee
---------------------------------    -----------------------------   ----------------------------
                  $0                         $250,000,000                          0.65%
         250,000,000                          500,000,000                          0.60%
         500,000,000                          750,000,000                          0.55%
         750,000,000                                  ---                          0.50%

                                MONEY MARKET FUND
-------------------------------------------------------------------------------------------------
     On Assets in Excess of               But Not Exceeding                  Annual Fee
---------------------------------    -----------------------------   ----------------------------
                  $0                         $250,000,000                          0.50%
         250,000,000                          500,000,000                          0.45%
         500,000,000                          750,000,000                          0.40%
         750,000,000                                  ---                          0.35%

                           GOVERNMENT SECURITIES FUND
-------------------------------------------------------------------------------------------------
     On Assets in Excess of               But Not Exceeding                  Annual Fee
---------------------------------    -----------------------------   ----------------------------
                  $0                         $250,000,000                          0.65%
         250,000,000                                  ---                          0.50%

              DISCOVERY, PASSPORT, INTERNATIONAL EQUITY AND WORLDWIDE GROWTH FUNDS
-------------------------------------------------------------------------------------------------
     On Assets in Excess of               But Not Exceeding                  Annual Fee
---------------------------------    -----------------------------   ----------------------------
                  $0                         $250,000,000                          1.00%
         250,000,000                          500,000,000                          0.80%
         500,000,000                                  ---                          0.70%

        The investment advisory fees are calculated based on each Fund's net assets as a whole, and are then allocated among each Fund's respective Classes based on their relative net assets.


        The net assets of the Funds at the end of fiscal year 2005 were as follows: Balanced Fund - $72,015,293; Discovery Fund - $424,035,830; Equity Growth Fund - $220,564,644; Government Securities Fund - $9,079,577; Growth Fund
- $350,107,956; International Equity Fund - $39,767,188; Mid-Cap Growth Fund - $114,590,739; Money Market Fund - $30,639,998; Passport Fund - $110,962,056; and
Worldwide Growth Fund - $57,646,467.


        The Funds pay all of their expenses not assumed by Founders, including fees and expenses of all members of the Board of Directors, of advisory boards or of committees of the Board of Directors; compensation of the Funds' custodian, transfer agent and other agents; an allocated portion of premiums for insurance required or permitted to be maintained under the 1940 Act; expenses of computing the Funds' daily per share net asset value; legal and accounting expenses; brokerage commissions and other transaction costs; interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); fees payable under federal and state law to register or qualify the Funds' shares for sale; an allocated portion of fees and expenses incurred in connection with membership in investment company organizations and trade associations; preparation of prospectuses (including typesetting) and printing and distribution thereof to existing shareholders; expenses of local representation in Maryland; and expenses of shareholder and directors meetings and of preparing, printing and distributing reports to shareholders. The Company also has the obligation for expenses, if any, incurred by it in connection with litigation, proceedings or claims, and the legal obligation it may have to indemnify its officers and directors with respect thereto. In addition, Class B, Class C, Class F and Class T shares are subject to an annual distribution fee and Class A, Class B, Class C, and Class T shares are subject to an annual service fee. See "Distribution Plans and Shareholder Services Plans."

        As described in the applicable Prospectuses, certain expenses of some of the Funds are being reimbursed or waived voluntarily by Founders or its affiliates pursuant to a written commitment to the Funds. These fee waivers and expense limitations are summarized below:

BALANCED AND EQUITY GROWTH FUNDS

Founders has agreed to reimburse (or to cause its affiliates to reimburse) the Class R and Class T share classes of the Balanced Fund and the Class T share class of the Equity Growth Fund for certain transfer agency expenses pursuant to contractual commitments. These commitments will extend through at least August 31, 2007, and will not be terminated without prior notification to the Company's Board of Directors.

GOVERNMENT SECURITIES FUND


        Founders has agreed to absorb all marketing expenses of the Government Securities Fund in excess of the 12b-1 fees needed to compensate third parties distributing the Fund or servicing Fund shareholders. In addition, Founders has agreed to waive the portion of its annual management fee for the Government Securities Fund that exceeds 0.35% of the first $250,000,000 of the Fund's average net assets and 0.20% of the Fund's average net assets in excess of $250,000,000. These waivers will continue through at least August 31, 2007, and will not be terminated without prior notification to the Company's Board of Directors.



INTERNATIONAL EQUITY FUND

        Founders has agreed to waive the portion of its annual management fee for the International Equity Fund that exceeds 0.75% of the Fund's average net assets, and to limit the annual expenses of the International Equity Fund (net of any credits received from the Fund's custodian and any brokerage offsets) to 1.40% for the Fund's Class A and Class F shares, 2.15% for the Fund's Class B and Class C shares, 1.15% for the Fund's Class R shares, and 1.65% for the Fund's Class T shares. The management fee waiver and expense limitations are permanent.

MONEY MARKET FUND


        Founders has agreed to waive the portion of its annual management fee for the Money Market Fund that exceeds 0.45% of the first $250,000,000 of the Fund's average net assets, 0.40% of the next $250,000,000 of the Fund's average net assets, 0.35% of the next $250,000,000 of the Fund's average net assets, and 0.30% of the Fund's average net assets in excess of $750,000,000. The management fee waiver will continue through at least August 31, 2007, and will not be terminated without prior notification to the Company's Board of Directors.

        For the fiscal years ended December 31 2005, 2004 and 2003, the management fee for each Fund, the amounts waived by Founders, and the actual net fees paid by each Fund were as follows:

      Fund               Management Fee                   Reduction in Fee                      Net Fee Paid
-------------  ---------------------------------   ---------------------------------   ----------------------------------

                  2005        2004        2003        2005        2004        2003        2005        2004        2003
-------------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
Balanced         $542,501    $710,424    $842,158          $0          $0          $0    $542,501    $710,424    $842,158

Discovery      $4,965,602  $6,304,317  $5,896,047          $0          $0          $0  $4,965,602  $6,304,317   $5,896,047

Equity Growth  $1,448,888  $1,494,659  $1,371,576          $0          $0          $0  $1,448,888  $1,494,659   $1,371,576

Government
Securities        $63,965     $72,472     $94,631     $29,522     $33,449     $43,676     $34,443     $39,023      $50,955

Growth         $2,929,053  $3,511,652  $3,724,570          $0          $0          $0  $2,929,053  $3,511,652    $3,724,570

International
Equity           $380,617    $385,226    $333,061    $271,337     $96,307     $83,265    $109,280    $288,919      $249,796

Mid-Cap Growth   $900,119  $1,044,064  $1,067,149          $0          $0          $0    $900,119  $1,044,064    $1,067,149

Money Market     $166,919    $200,838    $265,945     $16,692     $20,084     $26,595    $150,227    $180,754      $239,350

Passport       $1,129,577  $1,235,823    $971,277          $0          $0          $0  $1,129,577  $1,235,823      $971,277

Worldwide
Growth           $808,338    $881,782    $814,540          $0          $0          $0    $808,338    $881,782      $814,540


        The advisory agreement between Founders and the Company on behalf of each of the Funds was approved by the shareholders of each Fund at a shareholders' meeting of the Company held on February 17, 1998 for an initial term ending May 31, 1999. The advisory agreement was renewed on August 12, 2005 by the Company's Board of Directors, including all of the Independent Directors, for a period ending August 31, 2006. The advisory agreement may be continued from year to year thereafter either by the vote of a majority of the entire Board of Directors or by the vote of a majority of the outstanding voting securities of each Fund, and in either case, after review, by the vote of a majority of the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on such approval.


        With respect to each Fund, the advisory agreement may be terminated without penalty at any time by the Board of Directors of the Company or by vote of a majority of the outstanding securities of the Fund on 60 days' written notice to Founders or by Founders on 60 days' written notice to the Company. The agreement will terminate automatically if it is assigned, as that term is defined in the 1940 Act. The agreement provides that each Fund may use the word "Founders" in its name and business only as long as the agreement remains in effect. Finally, the agreement provides that Founders shall not be subject to any liability in connection with matters to which the agreement relates in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

        Founders and its predecessor companies have been providing investment management services since 1938. In addition to serving as adviser to the Funds, Founders serves as investment adviser or sub-adviser to various other mutual funds and private accounts. The officers of Founders include Stephen E. Canter, Chairman; Richard W. Sabo, President and Chief Executive Officer; Janelle E. Belcher, Vice President and Chief Compliance Officer; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; John B. Jares, Vice President; Robert T. Kelly, Vice President; David L. Ray, Senior Vice President, Treasurer and Assistant Secretary; William L. Reith, Vice President; Richard A. Sampson, Senior Vice President;. The affiliations of Messrs. Sabo, Ray, Christoffersen, and Kelly and Ms. Belcher with the Company are shown under the "Directors and Officers" section of this SAI.

PORTFOLIO MANAGERS


        OTHER ACCOUNTS MANAGED. As of December 31, 2005, for each Fund portfolio manager who manages more than one Fund or who manages other accounts, the information below shows the number and total assets of the accounts managed by the portfolio manager. Unless otherwise noted, the advisory fee for these accounts is not based on the performance of the account.

                                              REMI J. BROWNE
------------------ ------------------ -------------------------- ----------------------- -------------------
                   Dreyfus Founders       Other Registered            Other Pooled         Other Accounts
                     Funds Managed      Investment Companies      Investment Vehicles         Managed
                                               Managed                  Managed
Number                     2                     11                        30                    14
Total Assets          $98 million          $2,022 million             $629 million         $1,399 million


                                             MARGARET DANUSER
------------------ ------------------ -------------------------- ----------------------- -------------------
                   Dreyfus Founders       Other Registered            Other Pooled         Other Accounts
                     Funds Managed      Investment Companies      Investment Vehicles         Managed
                                               Managed                  Managed
Number                     2                      0                        0                     0
Total Assets          $40 million                $0                        $0                    $0


                                               JOHN W. EVERS
------------------ ------------------ -------------------------- ---------------------- --------------------
                   Dreyfus Founders       Other Registered           Other Pooled         Other Accounts
                     Funds Managed      Investment Companies      Investment Vehicles         Managed
                                               Managed                  Managed
Number                     1                     11                        8                     9
Total Assets         $111 million          $1,532 million            $474 million          $758 million


                                               JOHN B. JARES
------------------ ------------------ -------------------------- ---------------------- --------------------
                   Dreyfus Founders       Other Registered           Other Pooled         Other Accounts
                     Funds Managed      Investment Companies      Investment Vehicles         Managed
                                               Managed                  Managed
Number                     5                      2                        0                     0
Total Assets         $817 million           $107 million                  $0                    $0


                                              DANIEL B. LEVAN
------------------ ------------------ -------------------------- ---------------------- --------------------
                   Dreyfus Founders       Other Registered           Other Pooled         Other Accounts
                     Funds Managed      Investment Companies      Investment Vehicles         Managed
                                               Managed                  Managed
Number                     3                     16                        8                    11
Total Assets         $209 million          $1,924 million            $473 million         $1,092 million


                                              BRADLEY C. ORR
------------------ ------------------ -------------------------- ---------------------- --------------------
                   Dreyfus Founders       Other Registered           Other Pooled         Other Accounts
                     Funds Managed      Investment Companies      Investment Vehicles         Managed
                                               Managed                  Managed
Number                     1                     3*                        0                     1
Total Assets         $425 million           $358 million                  $0                $2 million

* The advisory fee for one of these accounts, which has total assets of $260 million, is based on the performance of the account.

                                           JAMES (J.D.) PADGETT
------------------ ------------------ -------------------------- ---------------------- --------------------
                   Dreyfus Founders       Other Registered           Other Pooled         Other Accounts
                     Funds Managed      Investment Companies      Investment Vehicles         Managed
                                               Managed                  Managed
Number                     1                     3*                        0                     1
Total Assets         $425 million           $358 million                  $0                $2 million

* The advisory fee for one of these accounts, which has total assets of $260 million, is based on the performance of the account.


                                            JEFFREY R. SULLIVAN
------------------ ------------------ -------------------------- ---------------------- --------------------
                   Dreyfus Founders       Other Registered           Other Pooled         Other Accounts
                     Funds Managed      Investment Companies      Investment Vehicles         Managed
                                               Managed                  Managed
Number                     2                      1                        0                     0
Total Assets          $98 million            $10 million                  $0                    $0

        Conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts are presented with the following potential conflicts:


        o The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of a Fund and/or other account. Founders seeks to manage such competing interests by having portfolio managers focus on a portfolio investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Funds. For accounts managed by a portfolio manager with differing investment strategies, less time may be spent on an account's investment strategy than if the portfolio manager only managed accounts with all of the same investment strategies.


        o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. In addition, a portfolio manager potentially could favor a Fund or other account over others if the portfolio manager has a beneficial interest in the Fund or account. To deal with these situations, Founders has adopted procedures designed to ensure that, over time, allocations of trades and initial public offering ("IPO") securities among eligible Funds and other accounts is fair and equitable.


        o The appearance of a conflict of interest may arise where Founders has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

        Founders and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

        In addition, conflicts of interest may arise when a portfolio manager makes personal investments in securities, including securities that may be purchased or held by the Funds or other accounts. Founders and the Funds have adopted a code of ethics that is designed to address such conflicts of interest. See "Additional Information - Code of Ethics." However, there is no guarantee that the code of ethics will detect each and every situation in which a conflict arises.

        COMPENSATION. The Funds' portfolio managers are divided into four groups for compensation purposes: Denver-based equity portfolio managers, Denver-based assistant portfolio managers, Boston-based portfolio managers, and the fixed income manager. The compensation program applicable to each of these groups is described below. The Funds' portfolio managers are compensated by Founders or its affiliates, and not by the Funds.


        o DENVER-BASED EQUITY PORTFOLIO MANAGERS (MESSRS. CROWE, JARES, ORR AND PADGETT). The portfolio managers' cash compensation is comprised primarily of a market-based salary and an incentive compensation plan. The incentive compensation plan is comprised of three components: portfolio performance (weighted 70%), individual qualitative performance (weighted 20%) and Founders' financial performance as measured by Founders' recurring operating income
(weighted 10%). Up to 10% of the incentive plan compensation may be paid in Mellon Financial restricted stock.


        Portfolio performance is measured by the 1-year (weighted 50%), two-year (weighted 25%) and 3-year (weighted 25%) pre-tax annualized total return of all of the portfolio manager's accounts relative to the annualized total return of the appropriate Lipper peer group, measured quarterly. The performance of the Class F shares of the Funds is used as a proxy for the performance of any other accounts managed in substantially the same manner by the same portfolio manager or group of managers (these groups of accounts are referred to as "product lines"). For product lines that do not include a Dreyfus Founders Fund, performance is measured using the largest share class of the largest mutual fund in the group. If a portfolio manager manages more than one product line, his or her incentive compensation is determined by weighting the performance of the various product lines he or she manages, generally based on their relative assets. A portfolio manager will receive more incentive compensation the higher within the relevant Lipper peer group his or her product line(s) is ranked, and will receive less or no incentive compensation (for the performance component of the formula) if his or her product line(s) ranks lower within its peer group.

        Individual qualitative performance is based on an evaluation of the portfolio manager's performance by Founders' President and/or Director of Investments. Performance is measured against expectations established from some or all of the following categories: marketing contributions; new product development; performance on special assignments; people development; methodology enhancements; support to colleagues, fund growth/gain in market share, portfolio turnover and cash management. The President and/or Director of Investments may consider additional factors at their discretion.

        Certain portfolio managers have been guaranteed minimum incentive compensation awards for certain calendar years.


        o DENVER-BASED ASSISTANT PORTFOLIO MANAGER (MR. JOHNSON). The assistant portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan. The incentive compensation plan is comprised of three components: portfolio performance (weighted 35%), individual qualitative performance (weighted 55%) and Founders' financial performance as measured by Founders' recurring operating income (weighted 10%). Up to 10% of the incentive plan compensation may be paid in Mellon Financial restricted stock.

        Ninety percent of the portfolio performance component will be based on the 1-year (weighted 50%), 2-year (weighted 25%) and 3-year (weighted 25%) pre-tax annualized total return of the accounts managed by the assistant portfolio manager's team (evaluated separately and equally weighted). The remaining 10% of this component is based on the 1-year (weighted 50%), 2-year (weighted 25%) and 3-year (weighted 25%) pre-tax annualized total return of the accounts managed by Founders' other equity portfolio management teams (equally weighted). Annualized total return is evaluated relative to the annualized total return of the appropriate Lipper peer groups for the respective accounts, measured quarterly. The performance of the non-Dreyfus Founders Fund accounts in each product line is determined in the same manner as described above for the Denver-based equity portfolio managers. An assistant portfolio manager will receive more incentive compensation the higher within the relevant Lipper peer groups the product lines are ranked, and will receive less or no incentive compensation (for the performance component of the formula) if product lines rank lower within their peer groups. Assistant portfolio managers are also eligible to receive an additional incentive award based on the 1-year pre-tax total return of the accounts for which they act as assistant portfolio manager relative to the total return of the appropriate Lipper peer group.


        Individual qualitative performance is based on an evaluation of the assistant portfolio manager's performance by the portfolio manager to whom the assistant manager reports. Performance is evaluated based on the assistant portfolio manager's investment analytical performance, attitude/teamwork and accomplishment of individual goals established by the portfolio manager.

        o BOSTON-BASED PORTFOLIO MANAGERS (MESSRS. BROWNE, EVERS, LEVAN AND SULLIVAN). These portfolio managers are dual employees of Founders and The Boston Company Asset Management, LLC ("TBCAM"), which is also an indirect, wholly owned subsidiary of Mellon Financial. The portfolio managers' cash compensation is comprised primarily of a market-based salary and incentive compensation plans (annual and long term incentive). Funding for the TBCAM Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall TBCAM profitability. Therefore, all bonus awards are based initially on TBCAM's financial performance. The portfolio managers are eligible to receive annual cash bonus awards from the Annual Incentive Plan. Annual incentive opportunities are pre-established for each individual, expressed as a percentage of base salary ("target awards"). Annual awards are determined by applying multiples to this target award (0-2 times target award represents a portfolio manager's range of opportunity) and are capped at a maximum range of incentive opportunity for the job category. Awards are 100% discretionary and, regardless of performance, are subject to pool funding availability. Awards are paid in cash on an annual basis. For Messrs. Browne and LeVan, a significant portion of the target opportunity awarded is based upon the one-year and three-year (weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate Lipper and Callan peer groups. Other factors considered in determining the award are individual qualitative performance and the asset size and revenue growth of the products managed. For Messrs. Evers and Sullivan, awards are distributed to the respective product teams (in the aggregate) based upon product performance relative to TBCAM-wide performance measured on the same basis as described above. Further allocations are made to specific team members by the product portfolio manager based upon sector contribution and other qualitative factors.

        The portfolio managers are also eligible to participate in the TBCAM Long Term Incentive Plan. This plan provides for an annual award, payable in cash after a three-year vesting period. The value of the award increases during the vesting period based upon the growth in TBCAM's net income (capped at 20% and with a minimum payout of the Mellon Bank N.A. 3 year certificate of deposit rate).

        o FIXED-INCOME MANAGER (MS. DANUSER). The portfolio manager's cash compensation is comprised primarily of a market-based salary and an incentive compensation plan. The incentive compensation plan is based on individual qualitative performance as evaluated by Founders' President and Director of Investments.


        OTHER COMPENSATION. Certain portfolio managers and assistant portfolio managers are also eligible to participate in Mellon Financial's Long Term Incentive Plan. Under that plan, Mellon Financial restricted stock is awarded at the discretion of Founders' President based on individual performance and contributions to the Investment Department and the Mellon Financial organization.

        Portfolio managers and assistant portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon Financial's deferred compensation plan.


        OWNERSHIP OF SECURITIES. The following information shows the beneficial ownership by each Fund portfolio manager in the Fund(s) they manage (except Money Market Fund), as of December 31, 2005.


REMI J. BROWNE
     International Equity              $10,001 - $50,000
     Worldwide Growth                  $10,001 - $50,000

DANIEL E. CROWE
     Mid-Cap Growth                   $100,001 - $500,000
     Government Securities                   none

    Money Market                             none



JOHN W. EVERS
    Passport                                 none


JOHN B. JARES
     Balanced                                none
     Equity Growth                    $100,001 - $500,000
     Growth                           $100,001 - $500,000
     Mid-Cap Growth                          none
     Worldwide Growth                        none

JOHN JOHNSON

     Balanced                          $50,001 - $100,000


DANIEL B. LEVAN
     International Equity                    none
     Worldwide Growth                        none

     Passport                                none

BRADLEY C. ORR
     Discovery                        $50,001 - $100,000

JAMES (J.D.) PADGETT
     Discovery                         $10,001 - $50,000

JEFFREY R. SULLIVAN

     International Equity              $10,001 - $50,000
     Worldwide Growth                  $10,001 - $50,000


DISTRIBUTOR

        Dreyfus Service Corporation, located at 200 Park Avenue, New York, New York 10166, serves as the Funds' distributor (the "Distributor") on a best efforts basis. Founders is a wholly-owned subsidiary of the Distributor.


        The amounts retained on the sale of Fund shares by the Distributor from sales loads and contingent deferred sales charges ("CDSCs"), as applicable, with respect to Class A, Class B, Class C and Class T shares, for the fiscal years ended December 31, 2005, 2004 and 2003 are set forth below.

                                                        YEAR ENDED DECEMBER 31,
                                                      --------------------------
                                                       2005     2004        2003
                 BALANCED
                   Class A                           $1,081     $944        $303
                   Class B                           $7,895   $7,521      $6,150
                   Class C                               $2     $453          $2
                   Class T                               $0       $0         $41

                 DISCOVERY
                   Class A                             $243   $6,218      $2,399
                   Class B                          $53,549  $63,542     $67,480
                   Class C                           $1,127     $912        $139
                   Class T                               $3       $9          $8

                 EQUITY GROWTH
                   Class A                           $1,232   $2,331      $1,157
                   Class B                           $6,210  $10,178      $8,955
                   Class C                               $2     $624        $163
                   Class T                              $35       $0          $0

                 GROWTH
                   Class A                           $1,062   $2,556        $622
                   Class B                          $34,881  $32,772     $37,121
                   Class C                             $151      $25         $80
                   Class T                               $9       $0         $19

                 INTERNATIONAL EQUITY
                   Class A                             $278     $440         $94
                   Class B                           $9,781  $11,655     $10,862
                   Class C                              $40       $0         $85
                   Class T                               $0      $72         $10

                 MID-CAP GROWTH
                   Class A                           $2,891   $6,574        $572
                   Class B                           $2,219   $4,076      $2,629
                   Class C                              $44   $1,034        $269
                   Class T                               $0      $12         $33

                 PASSPORT
                   Class A                           $5,945  $25,018      $6,036
                   Class B                          $42,377  $54,064     $60,309
                   Class C                           $5,578  $22,990      $3,283
                   Class T                               $0     $104        $304

                 WORLDWIDE GROWTH
                   Class A                             $146     $888      $1,546
                   Class B                           $3,988   $5,293      $5,371
                   Class C                               $2      $50         $19
                   Class T                               $0      $10          $0


        The provisions for the continuation, termination and assignment of the Funds' agreement with the Distributor are identical to those described above with regard to the investment advisory agreement.

        The Distributor compensates certain financial institutions (which may include banks), securities dealers ("Selected Dealers") and other industry professionals (collectively, "Service Agents") for selling Class A and Class T shares of the Funds subject to a CDSC, and Class B and Class C shares of the Funds at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Company's Class B, C and T Distribution Plan (as described below), in part, are used to defray these expenses. The Distributor also may act as a Service Agent and retain sales loads and CDSCs and Distribution Plan fees. For purchases of Class A and Class T shares of the Funds subject to a CDSC, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the amount invested. For purchases of Class B and Class C shares of the Funds, the Distributor generally will pay Service Agents on new investments made through such Service Agents 4% and 1%, respectively, of the net asset value of such shares purchased by their clients.

        The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested through such Service Agents in Class A, Class B, Class C, Class R or Class T shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1.00% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Funds, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

         The Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares of the Funds or provide other services. Such payments are in addition to any sales charges, 12b-1 fees, sub-transfer agency fees and/or shareholder services fees paid by the Funds. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, record-keeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid to Service Agents for inclusion of a Fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." In some cases, these payments may create an incentive for a Service Agent to recommend or sell shares of the Fund to you. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.

        From time to time, the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets, or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations, as periodically amended.

TRANSFER AGENT AND CUSTODIAN

        Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, serves as the Funds' transfer and dividend disbursing agent (the "Transfer Agent"). The Transfer Agent is located at 200 Park Avenue, New York, New York 10166. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Funds, and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses.

        Mellon Bank N.A., a wholly-owned subsidiary of Mellon Financial, acts as the custodian (the "Custodian") of the Funds' investments, and is located at One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under a custody agreement with the Funds, the Custodian holds the Funds' securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.

--------------------------------------------------------------------------------
                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

        GENERAL. Balanced, Discovery, Equity Growth, Growth, International Equity, Mid-Cap Growth, Passport, and Worldwide Growth Funds are referred to as the Equity Funds. Government Securities and Money Market Funds are referred to as the Income Funds. The Equity Funds offer multiple classes of shares. Class A, Class B, Class C, Class F, Class R and Class T shares are available for the Equity Funds. The Income Funds offer Class F shares.

        Class A, Class B, Class C and Class T shares may be purchased only by clients of certain Service Agents, including the Distributor. Subsequent purchases may be sent directly to the Transfer Agent, or your Service Agent.

        Class R shares are offered only to (i) bank trust departments and other financial service providers (including the Custodian and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of a Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

        Class F shares generally are offered only to persons or entities who have continuously maintained an account with any Fund since December 30, 1999. These include, without limitation, customers of certain financial institutions which offer Retirement Plan programs and which have had relationships with Founders and/or any Fund continuously since December 30, 1999. See the Class F Prospectus for more detailed information regarding eligibility to purchase Class F shares.

        You will be charged a fee if an investment check is returned unpayable. The Company does not issue stock certificates. The Company reserves the right to reject any purchase order.

        When purchasing Fund shares, you must specify which Class is being purchased. Your Service Agent can help you choose the share class that is appropriate for your investment. The decision as to which Class of shares is most beneficial to you depends on a number of factors, including the amount and the intended length of your investment in the Fund. Please refer to the Funds' prospectuses for a further discussion of those factors.

        In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

        Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Company's Prospectuses and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. As discussed under "Investment Adviser, Distributor and Other Service Providers - Distributor," Service Agents may receive revenue sharing payments from the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of a Fund instead of other mutual funds where such payments are not received. Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Funds.


        Except as stated below, the minimum initial investment for all Classes is $1,000, and the minimum subsequent investment is $100. However, with respect to Class F, the minimum initial investment for IRA and UGMA/UTMA accounts is $500, and there is no minimum required if you begin an automatic investment plan or payroll deduction program of $50 or more per month or per pay period. With respect to Classes A, B, C and T, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and IRA "Rollover Accounts") and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored

Education Savings Accounts, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. With respect to Classes A, B, C, R and T, for full-time or part-time employees of Founders or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a Fund advised by Founders, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in a Fund. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

        Founders' employees and their household family members may open accounts in Class F shares of a Fund with a minimum initial investment of $250. The minimum additional investment by such persons is $25. The Internal Revenue Code of 1986, as amended (the "Code"), imposes various limitations on the amount that may be contributed to certain Retirement Plans or government-sponsored programs. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan or government-sponsored programs. Participants and plan sponsors should consult their tax advisers for details.


        Fund shares (other than Class F shares) also may be purchased through Dreyfus Automatic Asset Builder(R), Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

        Fund shares are sold on a continuous basis. Net asset value per share is determined as described under "Pricing of Shares."

        If an order is received in proper form by the Transfer Agent or any other entity authorized to receive orders on behalf of the Company by the close of regular trading on the floor of the New York Stock Exchange (the "NYSE") (usually 4:00 p.m. Eastern time) on a day the NYSE is open, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of regular trading on the floor of the NYSE on the next day the NYSE is open, except where shares are purchased through a dealer as provided below.

        Orders for the purchase of Fund shares received by dealers by the close of regular trading on the floor of the NYSE on a day the NYSE is open and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the public offering price per share determined as of the close of regular trading on the floor of the NYSE on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

        Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.

        CLASS A SHARES. The public offering price for Class A shares of the Equity Funds is the net asset value per share of that Class plus a sales load as shown below:


                                      Total Sales Load* - Class A

                                   --------------------------------------------------------
       Amount of Transaction         As a % of       As a % of net           Dealers'
                                     offering                            Reallowance as a
                                     price per        asset value         % of offering
                                       share           per share              price
      -------------------------    --------------    ---------------
      Less than $50,000                5.75               6.10                 5.00

      $50,000 to less than             4.50               4.70                 3.75
      $100,000

      $100,000 to less than            3.50               3.60                 2.75
      $250,000

      $250,000 to less than            2.50               2.60                 2.25
      $500,000

      $500,000 to less than            2.00               2.00                 1.75
      $1,000,000

      $1,000,000 or more                -0-               -0-                  -0-


        * Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.


        A contingent deferred sales charge ("CDSC") of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. See "Investment Adviser, Distributor and Other Service Providers - Distributor".

        CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares as described in the Company's Prospectuses covering the Class B shares and in this SAI under "Redemption of Shares--Contingent Deferred Sales Charge--Class B Shares."

        Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares held by the shareholder, excluding shares acquired through the reinvestment of dividends and distributions.

        CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Redemption of Shares - Contingent Deferred Sales Charge - Class C Shares."

        CLASS F AND CLASS R SHARES. The public offering price for Class F and Class R shares is the net asset value per share of the respective Class.

        CLASS T SHARES. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:


                           Total Sales Load* - Class T

                                  ---------------------------------
      Amount of Transaction         As a % of       As a % of net           Dealers'
                                    offering
                                    price per        asset value       Reallowance as a %
                                      share           per share         of offering price
     -------------------------    --------------    ---------------
     Less than $50,000                4.50               4.70                 4.00

     $50,000 to less than             4.00               4.20                 3.50
     $100,000

     $100,000 to less than            3.00               3.10                 2.50
     $250,000

     $250,000 to less than            2.00               2.00                 1.75
     $500,000

     $500,000 to less than            1.50               1.50                 1.25
     $1,000,000

     $1,000,000 or more                -0-               -0-                   -0-


        * Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.


        A CDSC of 1.00% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. See "Investment Adviser, Distributor and Other Service Providers - Distributor." Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in a Fund will generally find it beneficial to purchase Class A shares rather than Class T shares.

        DEALER REALLOWANCE -- CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers.


        CLASS  A OR  CLASS  T  SHARES  OFFERED  AT NET  ASSET  VALUE.  Full-time employees of NASD member firms and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of Founders or any of its affiliates or subsidiaries, members of Founders' Board of Managers, members of the Company's Board, members of the board of directors/trustees of any fund managed by an affiliate of Founders, or the spouse or minor child of any of the foregoing. This policy enables persons who are involved in the management, distribution or oversight of the Funds to have ownership stakes in the Funds if they so desire without the necessity of paying a sales load.

        Class A and Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A and Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a Retirement Plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the Distributor specifically relating to processing rollovers.

Class A shares may be purchased at net asset value without a sales load:

     o By qualified investors who (i) purchase Class A shares directly through the Distributor, and (ii) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account directly through the Distributor in a Founders-managed Fund or a Dreyfus-managed fund since February 28, 2006;

     o With the cash proceeds from an investor's exercise of employment-related stock options, whether invested in a Fund directly or indirectly through an exchange from a Dreyfus-managed money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the Distributor specifically relating to processing stock options. Upon establishing the account in a Fund or the Dreyfus-managed money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the Fund at net asset value, whether or not using the proceeds of the employment-related stock options;

     o By members of qualified affinity groups who purchase Class A shares directly through the Distributor, provided that the qualified affinity group has entered into an affinity agreement with the Distributor;

     o Through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution; and

     o Subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

        SALES LOADS -- CLASS A AND CLASS T SHARES. The scale of sales loads applies to purchases of Class A and Class T shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.


        Set forth below is an example of the method of computing the offering price of each Equity Fund's Class A shares. Each example assumes a purchase of Class A shares aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class A shares on December 31, 2005. Actual offering price may differ from the offering price listed in the table.


                                                        Per Share Sales
                                                       Charge - 5.75% of         Per Share
                                                         offering price          Offering
                                 Net Asset Value      (6.10% of net asset      Price to the
              Fund                  per Share           value per share)          Public

     Balanced                           $8.58                 $0.52                 $9.10
     Discovery                         $28.63                 $1.75                $30.38
     Equity Growth                      $5.07                 $0.31                 $5.38
     Growth                            $10.91                 $0.67                $11.58
     International Equity              $13.44                 $0.82                $14.26
     Mid-Cap Growth                     $4.68                 $0.29                 $4.97
     Passport                          $20.10                 $1.23                $21.33
     Worldwide Growth                  $14.21                 $0.87                $15.08

        Set forth below is an example of the method of computing the offering price of each Equity Fund's Class T shares. Each example assumes a purchase of Class T shares aggregating less than $50,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of the Fund's Class T shares on December 31, 2005. Actual offering price may differ from the offering price listed in the table.

                                                        Per Share Sales
                                                       Charge - 4.50% of         Per Share
                                                         offering price          Offering
                                 Net Asset Value      (4.70% of net asset      Price to the
              Fund                  per Share           value per share)          Public

     Balanced                           $8.81                 $0.41                 $9.22
     Discovery                         $27.91                 $1.31                $29.22
     Equity Growth                      $4.85                 $0.23                 $5.08
     Growth                            $10.49                 $0.49                $10.98
     International Equity              $13.37                 $0.63                $14.00
     Mid-Cap Growth                     $4.43                 $0.21                 $4.64
     Passport                          $19.16                 $0.90                $20.06
     Worldwide Growth                  $13.31                 $0.63                $13.94

        RIGHT OF ACCUMULATION -- CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Class A and Class T shares of a Fund, or shares of certain other funds advised by Dreyfus or Founders which are subject to a sales load or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares, or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.


        To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

        DREYFUS TELETRANSFER PRIVILEGE. You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account, which will subject the purchase order to a processing delay. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated.

        Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m. Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the public offering price determined on the next bank regular business day following such purchase order. If purchase orders are made after 4:00 p.m. Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the public offering price determined on the second bank business day following such purchase order. To qualify to use Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares - Dreyfus TeleTransfer Privilege."

        REOPENING AN ACCOUNT. You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

--------------------------------------------------------------------------------
                DISTRIBUTION PLANS AND SHAREHOLDER SERVICES PLAN
--------------------------------------------------------------------------------

        Class B, Class C, Class F and Class T shares are each subject to a Distribution Plan and Class A, Class B, Class C, and Class T shares are each subject to a Shareholder Services Plan.

DISTRIBUTION PLANS

        CLASS B, CLASS C AND CLASS T SHARES. Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan with respect to the Equity Funds' Class B, Class C and Class T shares (the "Class B, C and T Distribution Plan") pursuant to which each such Fund pays the Distributor for distributing its Class B and Class C shares for a fee at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares of such Fund, respectively, and pays the Distributor for distributing its Class T shares for a fee at the annual rate of 0.25% of the value of the average daily net assets of Class T shares of such Fund. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services for Class B, Class C and Class T shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Class B, C and T Distribution Plan will benefit the Company and holders of its Class B, Class C and Class T shares, respectively.


        The table below lists the total amounts paid by each Fund to the Distributor pursuant to the Class B, C and T Distribution Plan for the fiscal year ended December 31, 2005.

                                     Fiscal Year Ended December 31, 2005
        Fund                   Class B              Class C             Class T
Balanced                         $10,037               $1,749                  $85
Discovery                       $117,233              $38,139               $3,419
Equity Growth                    $12,764              $12,449                  $25
Growth                           $79,219              $11,380                 $211
International Equity             $14,400               $3,863                 $343
Mid-Cap Growth                   $12,948               $3,595                  $73
Passport                        $125,953              $59,626               $1,140
Worldwide Growth                 $13,850               $1,979                  $94


        CLASS F SHARES. The Company also has adopted a plan pursuant to the Rule with respect to the Class F shares (the "Class F Distribution Plan") of all Funds other than the Money Market Fund (the "12b-1 Funds"). Pursuant to the
Class F Distribution Plan, each 12b-1 Fund pays for distribution and related services at an annual rate that may be less than, but that may not exceed, 0.25% of the average daily net assets of Class F shares of that Fund. These fees may be used to pay directly, or to reimburse the Distributor for paying, expenses in connection with distribution of the 12b-1 Funds' Class F shares and related activities including: preparation, printing and mailing of prospectuses, reports to shareholders (such as semiannual and annual reports, performance reports and newsletters), sales literature and other promotional material to prospective investors; direct mail solicitation; advertising; public relations; compensation of sales personnel, brokers, financial planners, or others for their assistance with respect to the distribution of the Funds' Class F shares, including compensation for such services to personnel of Founders or of affiliates of Founders; providing payments to any financial intermediary for shareholder support, administrative, and accounting services with respect to the Class F shareholders of the Fund; and such other expenses as may be approved from time to time by the Company's Board of Directors and as may be permitted by applicable statute, rule or regulation.


        Payments under the Class F Distribution Plan may be made only to reimburse expenses paid during a rolling twelve-month period, subject to the annual limitation of 0.25% of average daily net assets. Any reimbursable expenses paid in excess of this limitation are not reimbursable and will be borne by the Distributor. As of December 31, 2005, the Distributor had paid the following distribution-related expenses on behalf of the 12b-1 Funds, which had not been reimbursed pursuant to the Class F Distribution Plan:


                                                   % of Average

           Fund                    Amount           Net Assets
Balanced                           $165,570.02        0.21%
Discovery                            $8,639.58        0.00%
Equity Growth                        $4,982.66        0.00%
Government Securities                    $0           0.00%
Growth                             $333,654.02        0.09%
International Equity                $15,974.22        0.15%
Mid-Cap Growth                       $2,506.30        0.00%
Passport                            $48,202.05        0.07%
Worldwide Growth                    $73,334.21        0.13%
TOTAL                              $652,863.06

        During the fiscal year ended December 31, 2005, the Distributor expended the following amounts in marketing the Class F shares of the 12b-1 Funds pursuant to the Class F Distribution Plan: advertising, $0; printing and mailing of prospectuses to other than current shareholders, $73,421; payment of compensation to third parties for distribution and shareholder support services, $1,566,482; and online, sales literature and other communications, $832,849. The Distributor was reimbursed for these amounts under the Plan.

        The payments to Service Agents for distribution and shareholder support services included payments to Pershing LLC, which, to the knowledge of the Company, beneficially owned 5% or more of the outstanding shares of one of the Funds during 2005.


        PROVISIONS APPLICABLE TO ALL CLASSES. The benefits that the Board believes are reasonably likely to flow to the Funds (other than the Money Market
Fund) and their shareholders under the Distribution Plans include, but are not limited to: (1) enhanced marketing efforts which, if successful, may result in an increase in net assets through the sale of additional shares, thereby providing greater resources to pursue the Funds' investment objectives; (2) increased name recognition for the Funds within the mutual fund industry, which may help instill and maintain investor confidence; (3) positive cash flow into the Funds, and the retention of existing assets, which assists in portfolio management; (4) the positive effect which increased Fund assets could have on Founders' revenues could allow Founders to acquire and retain talented employees who desire to be associated with a growing organization; (5) the positive effect which increased Fund assets could have on the Distributor's revenues could allow the Distributor to have greater resources to make the financial commitments necessary to continue to improve the quality and level of shareholder services; and (6) increased Fund assets may result in reducing each shareholder's share of certain expenses through economies of scale, such as by exceeding breakpoints in the advisory fee schedules and allocating fixed expenses over a larger asset base.

        Payments made by a particular Fund Class under a Distribution Plan may not be used to finance the distribution of shares of any other Fund Class. In the event that an expenditure may benefit more than one Fund Class, it is allocated among the applicable Fund Classes on an equitable basis.

        A quarterly report of the amounts expended under each Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, each Distribution Plan provides that it may not be amended to increase materially the costs which holders of the Company's Class B, Class C, Class F or Class T shares of any Fund may bear pursuant to the respective Distribution Plan without the approval of the respective holders of such shares and that other material amendments of the Distribution Plans must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreements entered into in connection with the Distribution Plans, by vote cast in person at a meeting called for the purpose of considering such amendments.


        Each Distribution Plan is subject to annual approval by the Company's Board of Directors, by such vote cast in person at a meeting called for the purpose of voting on the Distribution Plan. Each Distribution Plan was approved and renewed onAugust 12, 2005 by the Board, including all of the Independent Directors, for the period ending August 31, 2006. As to the relevant Class of shares of any Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares of such Fund.


        So long as any Distribution Plan is in effect for any Class of shares of any Fund, the selection and nomination of persons to serve as independent directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination.

SHAREHOLDER SERVICES PLAN

        The Company has adopted a Shareholder Services Plan with respect to the Equity Funds' Class A, Class B, Class C and Class T shares (the "Shareholder Services Plan"). Under the Shareholder Services Plan, each Equity Fund's Class A, Class B, Class C and Class T shares pays the Distributor a fee at the annual rate of 0.25% of the value of the average daily net assets of the respective Class for the provision of certain services to the holders of shares of that Class. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.


        A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board, and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Shareholder Services Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was initially approved by the Board at a meeting on August 13, 1999 and was renewed on August 12, 2005 by the Board, including all of the Independent Directors, for the period ending August 31, 2006. As to the relevant Class of shares of any Fund, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

        Set forth below are the total amounts paid by each Fund pursuant to the Shareholder Services Plan to the Distributor, for the Fund's fiscal year ended December 31, 2005:


                                   Total Amount Paid
                                      Pursuant to
                                 Shareholder Services
            Fund                         Plan
 Balanced

     Class A                            $4,215
     Class B                            $3,346
     Class C                             $583
     Class T                              $85

 Discovery

     Class A                           $123,723
     Class B                            $39,078
     Class C                            $12,713
     Class T                            $3,419

                                   Total Amount Paid
                                      Pursuant to
                                 Shareholder Services
            Fund                         Plan
 Equity Growth

     Class A                            $3,123
     Class B                            $4,255
     Class C                            $4,150
     Class T                              $25

 Growth

     Class A                            $14,302
     Class B                            $26,406
     Class C                            $3,793
     Class T                             $211

 International Equity

     Class A                            $61,518
     Class B                            $4,800
     Class C                            $1,288
     Class T                             $343

 Mid-Cap Growth

     Class A                            $3,892
     Class B                            $4,316
     Class C                            $1,198
     Class T                              $73

 Passport

     Class A                            $49,696
     Class B                            $41,984
     Class C                            $19,876
     Class T                            $1,140

 Worldwide Growth

     Class A                            $1,548
     Class B                            $4,617
     Class C                             $660
     Class T                              $94

--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------

        GENERAL. Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. (We consider redemptions to be received in good order upon receipt of the required documents as described in the applicable Prospectus.) However, if you have purchased Class A, B, C, R or T shares by check, by Dreyfus TeleTransfer privilege or through Dreyfus-Automatic Asset Builder(R) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, the Fund will reject requests to redeem shares by wire, telephone, online or pursuant to the Dreyfus TeleTransfer Privilege for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder(R) order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares will not be redeemed until the Transfer Agent has received your Account Application. Similar restrictions for redemptions of Class F shares are described in the Class F Prospectus.

        If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed, or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

        The Funds impose no charges (other than any applicable CDSC) when shares are redeemed, although a $6 fee will be assessed for wire redemptions of Class F shares. Service Agents may charge their clients a fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the applicable Fund's then-current net asset value.

        CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the applicable Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares of the applicable Fund acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares of that Fund above the dollar amount of all your payments for the purchase of Class B shares of that Fund held by you at the time of redemption.

        If the aggregate value of the Class B shares of a Fund that are redeemed has declined below their original cost as a result of the Fund's performance, any CDSC which is applicable will be applied to the then-current net asset value rather than the purchase price.

        In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

        The following table sets forth the rates of the CDSC for Class B shares:

                                     CDSC as a % of
                                     Amount Invested or
        Year Since Purchase          Redemption Proceeds
        Payment Was Made             (whichever is less)
        -------------------------    ---------------------
        First...................     4.00
        Second..................     4.00
        Third...................     3.00
        Fourth..................     3.00
        Fifth...................     2.00
        Sixth...................     1.00

        In determining whether a CDSC is applicable to a redemption from a Fund, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amount of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period of time.

        For example, assume an investor purchased 100 shares of a Fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the Fund's net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

        CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES. A CDSC of 1% is paid to the Distributor on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

        WAIVER OF CDSC. The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in
Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with a Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70 1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the applicable Prospectus or this SAI at the time of the purchase of such shares.

        To qualify for a waiver of the CDSC, at the time of redemption you or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

        REDEMPTION THROUGH A SELECTED DEALER. If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of regular trading on the floor of the NYSE (usually 4:00 p.m. Eastern time), on a day the NYSE is open for regular business, the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of regular trading on the floor of the NYSE, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "Purchase of Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

        In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of regular trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m. Eastern time) are effected at the price determined as of the close of regular trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

        REINVESTMENT PRIVILEGE. Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

        WIRE REDEMPTION PRIVILEGE. By using this privilege for Class A, B, C, R or T shares, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account you have specified on the Account
Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

        To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Signatures."

        DREYFUS TELETRANSFER PRIVILEGE. You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a TeleTransfer transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares - Dreyfus TeleTransfer Privilege."

        SIGNATURES. (For Class A, B, C, R and T shares; signature requirements for Class F shares are described in the Class F Prospectus.) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.

Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature guarantees, please call one of the telephone numbers listed on the cover.

        REDEMPTION COMMITMENT; REDEMPTIONS IN KIND. Each Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount from any Fund other than Money Market Fund, the Board of Directors reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In addition, the Board of Directors has adopted "Investment Company Act Section 17(a) Affiliate Redemption in Kind Conditions and Procedures." Under these procedures, a Fund may satisfy redemption requests from a shareholder who may be deemed to be an affiliated person of the Fund by means of an in-kind distribution of the Fund's portfolio securities, subject to certain conditions. In the event of any redemption in kind, the securities distributed to the redeeming shareholder would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

        SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Funds' shareholders.

        TRANSACTIONS THROUGH THIRD PARTIES. The Company has authorized a number of brokers and other financial services companies to accept orders for the purchase and redemption of Fund shares. Certain of such companies are authorized to designate other intermediaries to accept purchase and redemption orders on the Company's behalf. In certain of these arrangements, the Company will be deemed to have received a purchase or redemption order when an authorized company or, if applicable, its authorized designee, accepts the order. In such cases, the customer's order will be priced at the public offering price of the applicable Fund next determined after the order is accepted by the company or its authorized designee.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

        FUND EXCHANGES FOR CLASSES A, B, C, R AND T. You may purchase, in exchange for shares of Classes A, B, C, R and T of any Equity Fund, shares of the same Class of any other Equity Fund or Dreyfus Premier fund. Shares of each Class of an Equity Fund also may be exchanged for shares of certain other funds managed or administered by Dreyfus and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of Funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of Funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of Funds purchased with a sales load, shares of Funds acquired by a previous exchange from shares purchased with a sales load, and additional shares acquired through reinvestment of dividends or distributions of any such Funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          E. Shares of Funds subject to a CDSC that are exchanged for shares of another Fund will be subject to the higher applicable CDSC of the two Funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held
               since  the  date  the  shares  being   exchanged  were  initially
               purchased.

        To accomplish an exchange under Item D above, you or your Service Agent must notify the Transfer Agent of your prior ownership of such Class A or Class T Fund shares and your account number.

        You also may exchange your Fund shares that are subject to a CDSC for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into the other Funds or certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "Redemption of Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

        To request an exchange of Class A, B, C, R or T shares, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this Privilege, you authorize the Transfer Agent to act on online and telephonic instructions (including over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

        To establish a personal retirement plan by exchange, shares of the Fund being exchanged must have a value of at least the minimum initial investment required for the Fund into which the exchange is being made.

        Exchanges of Class R shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one Fund and such investor's Retirement Plan account in another Fund.

        During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

        DREYFUS AUTO-EXCHANGE PRIVILEGE. The Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly, or annual basis), in exchange for Class A, B, C, R or T shares of a Fund, shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. This Privilege is available only for existing accounts. With respect to Class R shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA accounts and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts if eligible, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

        Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-554-4611. The Company reserves the right to reject any exchange request in whole or in part. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

        DREYFUS AUTOMATIC ASSET BUILDER(R). Dreyfus Automatic Asset Builder permits you to purchase Class A, B, C, R or T shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

        DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. Dreyfus Government Direct Deposit Privilege enables you to purchase Class A, B, C, R or T shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans' military or other payments from the U.S. Government automatically deposited into your Fund account.

        DREYFUS PAYROLL SAVINGS PLAN. Dreyfus Payroll Savings Plan permits you to purchase Class A, B, C, R or T shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus Payroll Savings Plan account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, your must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

        DREYFUS DIVIDEND OPTIONS. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Class A, B, C, R or T shares of a Fund in shares of the same Class of another Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds or shares of certain other funds in the Dreyfus Family of Funds and, with respect to Class T shares of a Fund, in Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

        A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds that are offered without a sales load.

        B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

        C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

        D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

        Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Class A, B, C, R or T shares of a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

        AUTOMATIC WITHDRAWAL PLAN. The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50 for Class A, B, C, R or T shares) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted.

An Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling the Fund at the appropriate telephone number, as listed on the front cover page of this SAI. The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent.

        No CDSC with respect to Class B or Class C shares will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B or Class C shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

        Certain retirement plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such retirement plans. Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different from the Automatic Withdrawal Plan.

        LETTER OF INTENT -- CLASS A AND CLASS T SHARES. By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation -- Class A and Class T Shares" above) by you and any related "purchaser" (as defined above) in a 13 month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

        Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount, the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated as the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.

        CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts and 403(b)(7) Plans. Plan support services also are available.

        Investors who wish to purchase Class A, B, C, R or T shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

        The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

        Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

        You should read the Prototype Retirement Plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

        CLASS F SHAREHOLDER SERVICES. The services provided to holders of Class F shares are described in detail in the Prospectus for Class F shares.

--------------------------------------------------------------------------------
                                 OTHER SERVICES
--------------------------------------------------------------------------------

FUND ACCOUNTING AND ADMINISTRATIVE SERVICES AGREEMENT


        Founders performs administrative, accounting, and recordkeeping services for the Funds pursuant to a Second Amended and Restated Fund Accounting and Administrative Services Agreement that was initially approved on August 2, 2002 by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or of Founders at a meeting called for such purpose, for an initial term ending August 31, 2003. The Agreement was renewed on August 12, 2005 by the Board, including all of the Independent Directors, for the period ending August 31, 2006. The Agreement may be continued from year to year thereafter as long as each such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice, or by Founders upon ninety (90) days' written notice, and terminates automatically in the event of its assignment unless the Company's Board of Directors approves such assignment.


        Pursuant to the Agreement, Founders maintains the portfolios, general ledgers, and financial statements of the Funds; accumulates data from the Funds' shareholder servicing agent, Transfer Agent, Custodian, and Founders and calculates daily the net asset value of each Class of the Funds; monitors the data and transactions of the Custodian, Transfer Agent, Founders and the shareholder servicing agent of the Funds; monitors compliance with tax and federal  securities  rules and  regulations;  provides  reports and  analyses of
portfolio,   transfer  agent,   shareholder   servicing   agent,  and  custodial
operations, performance and costs; and reports on regulatory and other shareholder matters. Each of the domestic Equity Funds (the Balanced, Discovery, Equity Growth, Growth, and Mid-Cap Growth Funds) pays a fee for this service which is computed at an annual rate of:

     o    0.06% of the daily net assets of the Fund from $0 to $500 million;
     o 0.04% of the daily net assets of the Fund from $500 million to $1 billion; and
     o    0.02% of the daily net assets of the Fund in excess of $1 billion.

        Each of the international Funds (the International Equity and Passport Funds) pays a fee for this service which is computed at an annual rate of:

     o    0.10% of the daily net assets of the Fund from $0 to $500 million;
     o 0.065% of the daily net assets of the Fund from $500 million to $1 billion; and
     o    0.02% of the daily net assets of the Fund in excess of $1 billion.

        The Worldwide Growth Fund pays a fee for this service which is computed by applying the foregoing fee for domestic Equity Funds to the Fund's domestic assets and the foregoing fee for international Funds to the Fund's foreign assets, with the proportions of domestic and foreign assets recalculated monthly.

        Each of the Income Funds (the Government Securities and Money Market Funds) pays a fee for this service based on its respective pro rata share (based on the relative average daily net assets of all Funds) of a fee computed at an annual rate of 0.06% of the daily net assets of all Funds, taken as a whole, from $0 to $500 million and 0.02% of the daily net assets of all Funds, taken as a whole, in excess of $500 million.

        In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Founders for this service, Founders has agreed to waive any remaining fees for this service to the extent that they exceed Founders' costs in providing this service.

        The Funds also reimburse Founders for the out-of-pocket expenses incurred by it in performing this service for the Funds.


        During the fiscal years ended December 31, 2005, 2004 and 2003, the Company paid Fund accounting and administrative services fees of $1,036,656, $1,227,501 and $1,194,800 respectively.


SHAREHOLDER SERVICES AGREEMENT


        Pursuant to a Shareholder Services Agreement, the Distributor performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account, and other shareholder-related services for the Class F shareholders of the Funds. The Agreement was approved on November 15, 2002 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or Founders for an initial term beginning May 1, 2003 and ending August 31, 2004. The Agreement was renewed on August 12, 2005 by the Board, including all of the Independent Directors, for the period ending August 31, 2006. The Agreement may be continued from year to year thereafter as long as such continuance is specifically approved by the Board of Directors of the Company, including a majority of the directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by the Company upon ninety (90) days' written notice to the Distributor or by the Distributor upon one hundred eighty (180) days' written notice to the Company, and terminates automatically in the event of an assignment unless the Company's Board of Directors approves such assignment. The Funds pay to the Distributor a prorated monthly fee for such services equal on an annual basis to $24 for each Class F shareholder account of the Funds considered to be an open account at any time during the applicable month. The fee provides for the payment not only for services rendered and facilities furnished by the Distributor pursuant to the Agreement, but also for services rendered and facilities furnished by the Transfer Agent in performing transfer agent services for Class F shareholders. In addition to the per account fee, the Distributor and the Transfer Agent are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal years ended December 31, 2005, 2004 and 2003, the Company paid shareholder servicing fees for the Class F shareholder accounts to the Distributor of $1,342,933, $1,436,395 and $1,108,771, respectively.

        Prior to May 1, 2003, the Funds had a shareholder services agreement with Founders for the servicing of Class F shares. The Funds paid Founders a prorated monthly fee for such services equal on an annual basis to $26 for each Class F shareholder account of the Funds considered to be an open account at any time during the applicable month. The fee provided for the payment not only for services rendered and facilities furnished by Founders pursuant to the Agreement, but also for services rendered and facilities furnished by Investors Trust Company (the former transfer agent for the Class F shares) and DST
Systems, Inc. ("DST") in performing transfer agent services for Class F shareholders and in providing hardware and software system capabilities on behalf of the Funds. In addition to the per account fee, Founders, ITC, and DST were reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services. During the fiscal year ended December 31, 2003, the Company paid shareholder servicing fees to Founders of $617,488.


--------------------------------------------------------------------------------
                              BROKERAGE ALLOCATION
--------------------------------------------------------------------------------

        It is the policy of the Company, in effecting transactions in portfolio securities, to seek the best execution of orders at the most favorable prices. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, which may include, without limitation, the overall direct net economic result to a Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for the Fund in the future, and the financial strength and stability of the broker.

        Because selection of executing brokers is not based solely on net commissions, a Fund may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. While it is not practicable for the Company to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers.

        Subject to the policy of seeking the best execution of orders at the most favorable prices, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements, and may involve the payment of commission rates that are higher than the lowest available commission rates. Commissions available for soft dollar arrangements include those on agency transactions as well as markups, markdowns, commission equivalents and other fees paid to dealers on certain principal transactions. As used in this section, the term "broker" includes such a dealer, and the term "brokerage" or "brokerage services" includes the services provided by such a dealer. Research and brokerage services and products that provide lawful and appropriate assistance to Founders in performing investment decision-making responsibilities fall within the safe harbor.

        The types of research and brokerage services and products provided by brokerage firms to Founders include, without limitation:

     o research reports about issuers, industries, securities, economic factors and trends
     o    earnings information and estimates
     o    reports of issuer regulatory filings
     o    performance measurement systems
     o    stock quote systems
     o    trading systems and related communications systems
     o    trading measurement services
     o    data feeds from stock exchanges
     o    exchange fees
     o    third party publications
     o    computer and electronic access equipment
     o    financial news and data services
     o    software programs

        The research services and products permit Founders to supplement its own
research  and  analysis  activities,   and  provide  it  with  information  from
individuals and research staffs of many securities firms.

        Some of the research and brokerage products or services received by Founders may have both a research or brokerage function and a non-research or brokerage administrative function (a "mixed use"). If Founders determines that any research product or service has a mixed use, Founders will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that Founders determines will assist it in the investment decision-making process may be paid for in soft dollars. The administrative portion is paid for by Founders in hard dollars. Any such allocation may create a conflict of interest for Founders.

        Founders generally considers the amount and nature of research, brokerage, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research or brokerage services received from, nor the amount of brokerage given to, a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind Founders to compensate the selected brokerage firm for research and brokerage services provided. Founders endeavors to direct sufficient commissions to broker/dealers that have provided it with research and brokerage services to ensure continued receipt of services Founders believes are useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

        Founders may receive a benefit from the research and brokerage services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research and brokerage services and products may be useful to Founders in providing investment advice to any of the Funds or clients it advises. Likewise, services and products made available to Founders from brokerage firms effecting securities transactions for a Fund or client may be utilized on behalf of another Fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

        As described in greater detail below, a significant proportion of the total commissions paid by the Funds for portfolio transactions during the year ended December 31, 2005 was paid to brokers that provided research services to Founders, and it is expected that, in the future, a substantial portion of each Fund's brokerage business will be placed with firms that provide such services.


        A Fund and one or more of the other Funds or clients to which Founders serves as investment adviser may own the same securities from time to time. If purchases or sales of securities for a Fund and other Funds or clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective Funds and clients in a manner which, over time, is deemed equitable to all by the investment adviser. To the extent that transactions on behalf of more than one client during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price and amount of the security being purchased or sold for the Fund. However, the ability of the Fund to participate in volume transactions may possibly produce better executions for the Fund in some cases.


        The International Equity Fund, Passport Fund and the foreign portion of the Worldwide Growth Fund are managed by dual employees of Founders and TBCAM. These Funds use the research and trading facilities, and are subject to the internal policies and procedures, of TBCAM. While the brokerage policies and procedures of TBCAM are different than those of Founders, they are based on the same principles, and are substantially similar. These Funds may benefit from the research and brokerage products and services TBCAM receives from brokers. Similarly, other accounts managed by the dual employees may benefit from research and brokerage products and services received by them as a result of their being dual employees of Founders.


        Decisions relating to purchases and sales of securities for a Fund, selection of broker-dealers to execute transactions, and negotiation of commission rates are made by Founders, subject to the general supervision of the Board of Directors of the Company.


        The following table lists the amount of brokerage commissions on agency transactions and the amount of concessions on principal transactions paid by the Funds for the fiscal years ended 2005, 2004 and 2003, respectively (none of which was paid to the Distributor):

                           Brokerage Commissions                           Concessions
                           on Agency Transactions                 on Principal Transactions(1)
                   ---------------------------------------    --------------------------------------

     Fund                 2005          2004         2003            2005         2004         2003
----------------   ------------ ------------- ------------    ------------ ------------ ------------
Balanced              $372,269      $396,078     $414,621         $49,448     $139,319       $3,372

Discovery           $3,686,772    $3,145.536   $3,422,545      $1,235,374   $1,261,539   $1,448,490

Equity Growth         $714,510      $701,240     $783,870         $14,519           $0       $4,554

Government
Securities                  $0            $0           $0              $0           $0           $0

Growth              $1,272,895    $1,496,226   $1,909,930         $25,398           $0      $10,812

International
Equity                $117,117      $102,203     $198,224              $0                        $0

Mid-Cap Growth        $681,464      $610,332     $657,969         $66,087     $127,475     $141,498

Money Market                $0            $0           $0              $0           $0

Passport            $5,044,223    $5,075,407   $4,695,633      $1,167,674     $591,550     $119,731

Worldwide
Growth                $334,642      $357,346     $411,757          $5,371           $0       $1,760


1 Does not include principal transactions on a net trade basis.


        The differences in the amounts of brokerage commissions paid by the Funds during 2005 as compared to prior years are primarily attributable to differences in the cash flows into and out of the Funds, changes in the assets of the Funds, and differences in portfolio turnover rates.

        The aggregate amount of transactions during the fiscal year ended December 31, 2005 in securities effected through a broker for research services and products (including brokerage services and products), and the commissions and concessions related to such transactions, were as follows:

                                      Commissions and
                 Fund                  Concessions           Transactions Amount
        -----------------------    --------------------    ---------------------

        Balanced                            $287,528               $190,188,126
        Discovery                         $2,615,126             $1,305,399,972
        Equity Growth                       $573,325               $403,726,814
        Growth                            $1,035,299               $727,318,437
        International Equity                      $0                         $0
        Mid-Cap Growth                      $520,356               $339,660,039
        Passport                          $4,388,032             $1,274,050,672
        Worldwide Growth                    $157,706               $109,716,022


        During the last three years no officer, director or affiliated person of the Company or Founders executed any portfolio transactions for a Fund, or received any commission arising out of such portfolio transactions.

        During the fiscal year, certain of the funds held securities of their regular brokers or dealers as follows:


        Fund                           Broker                                        Value*
        ----------------------------   ------------------------------------    -------------
        Balanced                       AIG Funding                                      N/A
                                       American Express Credit                          N/A
                                       Bank of America Corporation                 $581,490
                                       Citigroup, Inc.                                  N/A
                                       Goldman Sachs Group, Inc.                        N/A
                                       HSBC Finance                                     N/A
                                       JP Morgan Chase & Company                 $1,559,817
                                       Merrill Lynch & Co.                              N/A
                                       Morgan Stanley                              $380,158

        ----------------------------   ------------------------------------    -------------

        Discovery                      AIG Funding                                      N/A
                                       American Express Credit                          N/A
                                       HSBC Finance                                     N/A
                                       Merrill Lynch & Co.                              N/A
                                       Morgan Stanley                                   N/A

        ----------------------------   ------------------------------------    -------------

        Equity Growth                  AIG Funding                                 $997,864
                                       American Express Credit                          N/A
                                       Citigroup, Inc.                                  N/A
                                       Goldman Sachs Group, Inc.                 $2,129,564
                                       HSBC Finance                                     N/A
                                       JP Morgan Chase & Company                 $2,351,633
                                       Merrill Lynch & Co.                              N/A
                                       Morgan Stanley                            $1,025,576

        ----------------------------   ------------------------------------    -------------

        Fund                           Broker                                        Value*
        ----------------------------   ------------------------------------    -------------
        Government Securities          American Express Credit                          N/A
                                       HSBC Finance                                     N/A
                                       Merrill Lynch & Co.                              N/A
                                       Morgan Stanley                                   N/A

        ----------------------------   ------------------------------------    -------------

        Growth                         AIG Funding                               $1,709,093
                                       American Express Credit                          N/A
                                       Citigroup, Inc.                                  N/A
                                       Goldman Sachs Group, Inc.                 $3,595,037
                                       HSBC Finance                                     N/A
                                       JP Morgan Chase & Company                 $3,910,457
                                       Merrill Lynch & Co.                              N/A
                                       Morgan Stanley                            $1,740,500

        ----------------------------   ------------------------------------    -------------

        International Equity           AIG Funding                                      N/A
                                       American Express Credit                          N/A
                                       HSBC Finance                                     N/A
                                       Merrill Lynch & Co.                              N/A
                                       Morgan Stanley                                   N/A
                                       UBS Securities                              $235,140

        ----------------------------   ------------------------------------    -------------

        Mid-Cap Growth                 AIG Funding                                      N/A
                                       American Express Credit                          N/A
                                       HSBC Finance                                     N/A
                                       Merrill Lynch & Co.                              N/A
                                       Morgan Stanley                                   N/A

        ----------------------------   ------------------------------------    -------------

        Money Market                   AIG Funding                                      N/A
                                       American Express Credit                   $1,298,473
                                       HSBC Finance                              $1,298,308
                                       Merrill Lynch & Co.                              N/A
                                       Morgan Stanley                                   N/A

        ----------------------------   ------------------------------------    -------------

        Fund                           Broker                                        Value*
        ----------------------------   ------------------------------------    -------------
        Passport                       AIG Funding                                      N/A
                                       American Express Credit                          N/A
                                       HSBC Finance                                     N/A
                                       Merrill Lynch & Co.                              N/A
                                       Morgan Stanley                                   N/A

        ----------------------------   ------------------------------------    -------------

        Worldwide Growth               AIG Funding                                      N/A
                                       American Express Credit                          N/A
                                       Citigroup, Inc.                                  N/A
                                       Goldman Sachs Group, Inc.                   $382,491
                                       HSBC Finance                                     N/A
                                       JP Morgan Chase & Company                   $530,616
                                       Merrill Lynch & Co.                              N/A
                                       Morgan Stanley                                   N/A
                                       UBS Securities                              $193,062

        ----------------------------   ------------------------------------    -------------


        * value as of 12/31/05, if applicable.


--------------------------------------------------------------------------------
                                  CAPITAL STOCK
--------------------------------------------------------------------------------

        The Company's capital stock, par value $0.01 per share, is divided into ten series: Dreyfus Founders Balanced Fund, Dreyfus Founders Discovery Fund, Dreyfus Founders Equity Growth Fund, Dreyfus Founders Government Securities Fund, Dreyfus Founders Growth Fund, Dreyfus Founders International Equity Fund, Dreyfus Founders Mid-Cap Growth Fund, Dreyfus Founders Money Market Fund, Dreyfus Founders Passport Fund and Dreyfus Founders Worldwide Growth Fund. Each series other than the Government Securities and Money Market Funds is divided into multiple classes of shares: Class A, Class B, Class C, Class F, Class R and Class T. All shares of the Government Securities and Money Market Funds have been designated as Class F shares. The Board of Directors is authorized to create additional series or classes of shares, each with its own investment objectives and policies.


        The following table sets forth as of January 31, 2006, the share ownership of those shareholders who owned of record 5% or more of any class of a Fund's issued and outstanding common stock:



------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

AG Edwards & Sons, Inc.                     Balanced - Class T                    9.42%
Adams Perfect Funeral Homes Inc.
1 N. Jefferson Ave.                         Mid-Cap Growth -Class T               8.63%
St. Louis, MO 63103-2205

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

AG Edwards & Sons, Inc. C/F                 Equity Growth - Class B               6.22%
William Thomas Potter
Sep IRA Account
1569 Eaglenest Circle
Winter Spring, FL  32708-5940

------------------------------------------- ------------------------------------- --------------

AG Edwards & Sons, Inc. FBO                 Equity Growth - Class A               7.16%
Roena F. Callison TTEE
Roena F. Callison 1996
1 N. Jefferson Ave.
Saint Louis, MO  63103-2205

------------------------------------------- ------------------------------------- --------------

AG Edwards & Sons, Inc. C/F                 International Equity - Class T        23.34%
Suzanne E. Wilton
IRA Account
2218 W. Miners Dr.
Dunlap, IL  61525-9046

------------------------------------------- ------------------------------------- --------------

AG Edwards & Sons, Inc. C/F                 Passport - Class T                    11.43%
Gina M. Domenici
IRA Account
716 S. Prairieview Dr.
Dunlap, IL  61525-8814

------------------------------------------- ------------------------------------- --------------

AG Edwards & Sons, Inc. Custodian           Growth - Class T                      10.03%
Toby Erlenmeyer
One North Jefferson
St. Louis, MO 63103-2205

------------------------------------------- ------------------------------------- --------------

AG Edwards & Sons, Inc. Custodian           Balanced - Class B                    5.65%
Edward A. & Cheryl B. Eiskamp
One North Jefferson
St. Louis, MO 63103-2205

------------------------------------------- ------------------------------------- --------------

AIG Federal Savings Bank Custodian          Discovery - Class F                   8.70%
FBO Transylvania Community Hospital
Defined Contribution Plan
2929 Allen Pkwy #L14-30
Houston, TX 77019-7100

------------------------------------------- ------------------------------------- --------------

Ameritrade Inc.                             Mid-Cap Growth - Class T              5.09%
P.O. Box 2226
Omaha, NE 68103-2226

------------------------------------------- ------------------------------------- --------------

Anne O Cropp & Joan Herald                  International Equity - Class C        10.02%
Lowell S Cropp Loving Trust
15 162nd Pl.
Calumet City, IL 60409-6033

------------------------------------------- ------------------------------------- --------------

Bisys Retirement Services FBO               Mid-Cap Growth -Class R               29.11%
Solargenix Energy LLC 401 K Plan
700 17th Street Suite 300
Denver, CO 80202-3531

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

Boston Safe Deposit & Trust Co. TTEE        Discovery - Class R                   81.88%
As Agent - Omnibus Account
Dreyfus Retirement Services                 Growth - Class R                      99.31%
135 Santilli HWY
Everett, MA  02149-1906                     Worldwide Growth - Class R            99.95%

------------------------------------------- ------------------------------------- --------------

Brynne Johnson Solowinski                   International Equity - Class R        29.18%
891 Main Street
Fords, NJ 08863-1511

------------------------------------------- ------------------------------------- --------------

Catherine Stahl & James S. Charters         Passport - Class T                    13.11%
Stokes Charitable Trust
660 Arcadia Bluff Court
San Marcos, CA 92069-8125

------------------------------------------- ------------------------------------- --------------

Charles Schwab & Co., Inc.                  Balanced - Class F                    21.05%
Special Custody Account for the
Exclusive Benefit of Customers              Discovery - Class F                   18.25%
101 Montgomery Street
San Francisco, CA  94104-4122               Government Securities - Class F       7.50%

                                            Growth - Class F                      15.84%

                                            International Equity - Class F        16.91%

                                            Mid-Cap Growth - Class F              15.20%

                                            Passport - Class F                    35.55%

                                            Worldwide Growth - Class F            30.12%

------------------------------------------- ------------------------------------- --------------

Citigroup Institutional                     Balanced - Class F                    6.90%
Trust Co TTEE
The Copeland Retirement Group Trust
Copeland Co Attn Plan Valuation
400 Atrium Dr.
Somerset, NJ  08873-4162

------------------------------------------- ------------------------------------- --------------

Citigroup Global Markets, Inc.              Balanced-Class B                      5.06%
333 West 34th St. - 3rd Floor
New York, NY  10001-2483                    Balanced - Class C                    13.85%

                                            Discovery - Class C                   26.09%

                                            Equity Growth - Class B               7.06%

                                            Growth - Class C                      9.28%

                                            Mid-Cap Growth  - Class C             13.35%

                                            Passport - Class B                    5.09%

                                            Passport - Class C                    8.54%

                                            Worldwide Growth - Class B            6.89%

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

D A Davidson & Co Custodian                 Mid-Cap Growth - Class C              6.16%
Douglas W. Trego IRA
P.O. Box 5015
Great Falls, MT 59403-5015

------------------------------------------- ------------------------------------- --------------

Dreyfus Trust Company Custodian             Balanced - Class B                    8.18%
FBO Michael V Gorfunkel
Under IRA Plan
676 Raintree Cir
Coppell, TX  75019-5443

------------------------------------------- ------------------------------------- --------------

Dreyfus Trust Company Custodian             International Equity - Class B        5.20%
FBO Ronald A. Ruttkay
7000 Brighton Ct.
Woodridge, IL 60517-2105

------------------------------------------- ------------------------------------- --------------

Dreyfus Trust Company Custodian             Worldwide Growth -Class T             5.10%
FBO Jean Hawley Culbertson
1116 Washington St.
Glenview, IL 60025-2862

------------------------------------------- ------------------------------------- --------------

Dreyfus Trust Company Custodian             Passport - Class R                    9.54%
Speed Queen Fabric
Care Center U/S/E Ret Plan
FBO George Halbert Hufford
P.O. Box 2571 Dillon, CO 80435-2571

------------------------------------------- ------------------------------------- --------------

Dreyfus Trust Company Custodian             Equity Growth - Class R               7.77%
FBO Pavel Strnad
Under IRA Rollover Plan
NA Male Sarce 759
16400 Prague 6
Czech Republic

------------------------------------------- ------------------------------------- --------------

Dreyfus Trust Company Custodian             Mid-Cap Growth - Class R              18.25%
FBO Stanley M Adams
Under IRA Plan
5220 Walnut St
Vancouver, WA 98663-1552

------------------------------------------- ------------------------------------- --------------

Dreyfus Trust Company Custodian             Mid-Cap Growth - Class T              22.85%
Sally A Carter
46 Meakin Ave
Rochelle Park, NJ 07662-3511

------------------------------------------- ------------------------------------- --------------

Dreyfus Trust Company Custodian             Equity Growth - Class R               19.97%
Kathleen Hogan
Under IRA Plan
531 Rine Springs Trail
Marietta, GA 30067

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

Dreyfus Trust Company Custodian             Worldwide Growth - Class C            9.74%
Barbara T Lewy
Under 403 (B) 7 Plan
30 Regent Dr.
Lido Beach, NY 11561-4923

------------------------------------------- ------------------------------------- --------------

Dreyfus Trust Company Custodian             Worldwide Growth - Class C            11.77%
Mary J Sterbanz
Under IRA Plan
16115 Lafone Dr
Spring, TX 77379-7666

------------------------------------------- ------------------------------------- --------------

Emmett A Larkin Company                     Growth - Class T                      25.58%
100 Bush St
Suite 1000
San Francisco, CA  94104

------------------------------------------- ------------------------------------- --------------

Eugene H. Vaughan, Jr.                      Money Market - Class F                7.47%
C/O VNS&M LP-Adventures
600 Travis Street Suite 6300
Houston, TX  77002-3007

------------------------------------------- ------------------------------------- --------------

Exane Inc. 401K Retirement Plan             Passport - Class C                    5.16%
527 Madison Avenue
New York, NY 10022-4304

------------------------------------------- ------------------------------------- --------------

Fidelity Investments                        Equity Growth - Class R               70.81%
Operations Co (FIIOC) As Agent For
Certain Employee Benefit Plans
100 Magellan Way #KW1C
Covington, KY  41015-1999

------------------------------------------- ------------------------------------- --------------

First Clearing Corporation                  Balanced - Class B                    5.44%
Joyce Donahue IRA
FCC as custodian
2204 Benclare Dr.
Fenton, MO  63026-2229

------------------------------------------- ------------------------------------- --------------

First Clearing Corporation                  Growth - Class C                      36.15%
Kristin Hammeras Hogarth
FCC as custodian 22931 Mariano St.
Woodland Hills, CA  91367-6133

------------------------------------------- ------------------------------------- --------------

First Clearing, LLC                         Equity Growth - Class A               10.44%
Catherine P. Aiello
2306 Holly Dr.
N. Myrtle Beach, SC 29582-4480

------------------------------------------- ------------------------------------- --------------

First Clearing, LLC                         International Equity - Class B        6.81%
Andrew L. Till
15 Jessica Way
Wayne, NJ  07470-5489

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

First Clearing, LLC                         International Equity - Class C        14.61%
Vinee Nanda IRA
FCC as custodian
1808 Morgan Circle
Naperville, IL  60565-1776

------------------------------------------- ------------------------------------- --------------

First Clearing, LLC                         Passport - Class B                    10.47%
Isabel Arranz &
Nicasio Martin JT Ten
3400 NE 192nd St. Apt 1408
Aventura, FL  33180-2457

------------------------------------------- ------------------------------------- --------------

First Clearing, LLC                         Passport - Class R                    16.53%
John H. Bilello
Irrevocable Intangible Trust
10700 Wheat First Drive
Glen Allen, VA  23060-9243

------------------------------------------- ------------------------------------- --------------

First Clearing LLC                          Worldwide Growth - Class C            21.91%
Dr. Upali E. Seneviratne IRA
104 Henley Way
Avot, CT 06001-4072

------------------------------------------- ------------------------------------- --------------

First Clearing, LLC                         Mid-Cap Growth - Class C              31.18%
Larry B. and Barbra M. Peck
828 Indian Trace Ct.
Cincinnati, OH 45255-4432

------------------------------------------- ------------------------------------- --------------

First Clearing, LLC                         Worldwide Growth - Class B            12.10%
David W. Lauth (IRA)
10990 Plattner Pk.
St. Marys, OH 45885-9623

------------------------------------------- ------------------------------------- --------------

First Clearing, LLC                         Passport - Class T                    12.22%
John A. Coyle &
Elizabeth A. Coyle JT Ten
10 Robin Hood Rd.
Windham, NH  03087-2111

------------------------------------------- ------------------------------------- --------------

First Clearing, LLC                         Discovery - Class C                   7.84%
Carl S. Weimer Sep IRA
FCC as custodian
6623 Bean Mountain Lane
Boulder, CO  80301-3565

------------------------------------------- ------------------------------------- --------------

First Clearing Corporation                  Growth - Class T                      15.95%
Bruce C. Adams IRA R/O
FCC as custodian 7980 Morely Rd.
Concord, OH 44060

------------------------------------------- ------------------------------------- --------------

First Clearing Corporation                  International Equity - Class T        22.28%
Patrick H Hunt IRA R/O
FCC as custodian
1832 Harrell Road
Howe, TX  75459-3504

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

First Clearing Corporation                  Passport - Class C                    7.44%
David R. Larason &
Tina M. Larason
729 Autumn Ave.
Langhorne, PA  19053-1906

------------------------------------------- ------------------------------------- --------------

First Clearing Corporation                  Discovery - Class B                   11.77%
Richard E. Julius
2920 Birch Road
Homewood, IL  60430-2811

------------------------------------------- ------------------------------------- --------------

First Clearing Corporation                  Discovery - Class T                   8.40%
David Baskin IRA
FCC as custodian
13201 W. Jewell Circle
Lakewood, CO  80228-4216

------------------------------------------- ------------------------------------- --------------

First Clearing Corporation                  Balanced - Class C                    42.08%
5602 Campo Walk
Long Beach, CA 90803-3947

------------------------------------------- ------------------------------------- --------------

First Clearing Corporation                  Balanced - Class T                    36.57%
Stephen A. Sperber
1285 Baring Blvd.
Sparks, NV 89434-8673

------------------------------------------- ------------------------------------- --------------

First Union National Bank                   Discovery - Class T                   80.54%
Various Retirement Plans
1525 West WT Harris Blvd.
Charlotte, NC  28262-8522

------------------------------------------- ------------------------------------- --------------

First Union Securities                      Mid-Cap Growth - Class B              13.24%
James P. Horan IRA
1290 Country Lane
West Chester, PA  19380-1260

------------------------------------------- ------------------------------------- --------------

Fiserv Securities Inc                       Balanced - Class A                    67.83%
One Commerce Square
2005 Market Street Suite 1200               Balanced - Class T                    40.71%
Philadelphia, PA  19103-7008
                                            Discovery - Class B                   13.43%

                                            Growth - Class A                      28.69%

                                            Growth - Class B                      16.07%

                                            International Equity - Class B        22.07%

                                            Mid-Cap Growth - Class B              7.07%

                                            Passport - Class B                    8.50%

                                            Worldwide Growth - Class A            11.85%

                                            Worldwide Growth - Class B            9.97%

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

HSBC Securities (USA), Inc.                 Balanced - Class T                    9.13%
Mary -Lynne Dipietro
452 Fifth Avenue
New York, NY 10018-2706

------------------------------------------- ------------------------------------- --------------

IHN Jae Won & Susan T. Won                  Growth - Class C                      5.16%
319 Morrison Ave.
Raleigh, NC 27608-2537

------------------------------------------- ------------------------------------- --------------

J.J.B. Hilliard, W. L. Lyons, Inc.          International Equity - Class R        29.40%
Benjamin J. Vantuil
501 S. 4th Street
Louisville, KY 40202-2520

------------------------------------------- ------------------------------------- --------------

John B. Jares and Linda A. Jares            Equity Growth - Class A               8.63%
10562 Ridgecrest Circle
Highlands Ranch, CO 80129-1826

------------------------------------------- ------------------------------------- --------------

JP Morgan Chase Bank                        Discovery - Class A                   66.50%
FBO The Super Saver Employee Plan
C/O JP Morgan American Century
PO Box 419784
Kansas City, MO 64141-6784

------------------------------------------- ------------------------------------- --------------

LPL Financial Services                      Equity Growth- Class B                10.23%
9785 Towne Centre Drive
San Diego, CA  92121-1968                   Passport - Class T                    18.57%

------------------------------------------- ------------------------------------- --------------

MG Trust Custodian FBO                      Mid-Cap Growth - Class A              7.89%
Sierra Club Foundation 403 B
700 17th St. Suite 150
Denver, CO  80202-3502

------------------------------------------- ------------------------------------- --------------

MLPF & S For the Sole Benefit               Balanced - Class B                    6.43%
Of its Customers
4800 Deer Lake Dr E Fl 3                    Balanced - Class C                    5.63%
Jacksonville, Fl  32246-6484
                                            Discovery - Class A                   8.45%

                                            Discovery - Class B                   10.46%

                                            Discovery - Class C                   21.57%

                                            Equity Growth - Class A               23.88%

                                            Equity Growth - Class B               8.32%

                                            Growth - Class A                      6.12%

                                            Growth - Class C                      13.74%

                                            International Equity - Class B        8.98%

                                            International Equity - Class C        41.84%

                                            Mid-Cap Growth - Class A              14.34%

                                            Mid-Cap Growth - Class C              18.06%

                                            Passport - Class A                    26.09%

                                            Passport - Class B                    13.20%

                                            Passport - Class C                    14.94%

                                            Worldwide Growth - Class C            8.28%

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

National Financial Services Corp            Balanced - Class F                    24.98%
FBO Our Customers Exclusively
PO Box 3908                                 Discovery - Class F                   15.98%
Church Street Station
New York, NY 10008-3908                     Growth - Class F                      16.73%

                                            Mid-Cap Growth - Class F              5.55%

                                            Passport - Class F                    10.29%

                                            Worldwide Growth - Class F            11.39%

------------------------------------------- ------------------------------------- --------------

National Investor Services FBO              Growth - Class T                      9.11%
55 Water Street, 32nd Floor
New York, NY 10041-0028                     Passport - Class A                    8.38%

                                            Passport - Class B                    13.13%

------------------------------------------- ------------------------------------- --------------

NFS LLC FEBO                                Balanced - Class B                    11.08%
NFS/FMTC IRA
FBO Dwain Blanchard
1366 Yorkland Rd. Apt. C
Columbus, OH  43232-74717

------------------------------------------- ------------------------------------- --------------

NFS LLC FEBO                                Equity Growth - Class B               11.73%
Frederick S. Boone Jr. Custodian
Matthew C. Boone UTMA NC
146 Elmwood Street
Mocksville, NC  27028-7264

------------------------------------------- ------------------------------------- --------------

NFS LLC FEBO                                Worldwide Growth - Class A            8.33%
NFS/FMTC IRA
FBO Ora L. Best-Hodge
4455 Drycott St.
Groveport, OH  43125-9093

------------------------------------------- ------------------------------------- --------------

NFS LLC FEBO                                Worldwide Growth - Class B            8.69%
Linda J. Racey
28139 Rollcrest Rd.
Farmington Hills, MI  48334-4019

------------------------------------------- ------------------------------------- --------------

NFS LLC FEBO                                Mid-Cap Growth - Class A              8.50%
Maria Massaro
TOD Teresa Massaro
844 41st St. Apt. 2
Brooklyn, NY  11232-3833

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

NFS LLC FEBO                                Mid-Cap Growth - Class B              11.18%
NFS/FMTC IRA
FBO Imelda A. Neis
11010 S. Tewa St.
Phoenix, AZ  85044-1517

------------------------------------------- ------------------------------------- --------------

NFS LLC FEBO                                Passport - Class C                    5.11%
NFS/FMTC Roth IRA
FBO Judy Duncan
701 Industrial Rd.
Newport, TN  37821-8113

------------------------------------------- ------------------------------------- --------------

NFS LLC FEBO                                Passport - Class T                    11.01%
NFS/FMTC IRA
FBO Mary M. Howell
11085 Autillo Way
San Diego, CA  92127-1317

------------------------------------------- ------------------------------------- --------------

NFS LLC FEBO                                Discovery - Class B                   5.42%
NFS/FMTC Rollover IRA
FBO Edward E. Remsen
310 Flintlock Ct.
Oswego, IL  60543-8770

------------------------------------------- ------------------------------------- --------------

NFSC FEBO # STL-759058                      Growth - Class T                      6.86%
Stephen G. Brindle
3625 Creekwood Ct.
Downers Grove, IL  60515-1465

------------------------------------------- ------------------------------------- --------------

NFSC FEBO                                   Balanced - Class C                    8.26%
NFS/FMTC IRA
FBO John A. Cannon
2 Pavilion Court
Palm Coast, FL  32137-4576

------------------------------------------- ------------------------------------- --------------

NFS LLC FEBO                                Growth - Class B                      5.85%
NFS/FMTC Sep IRA
FBO John E. Newton
PO Box 428
2201 Redwood Dr.
Melbourne Beach, FL 32902-0428

------------------------------------------- ------------------------------------- --------------

NFS LLC FEBO                                Equity Growth - Class C               35.15%
NFS/FMTC Roth IRA
FBO Joseph M. Etsibah
4290 Gull Prairie Dr. Apt 1A
Kalamazoo, MI 49048-3041

------------------------------------------- ------------------------------------- --------------

Patterson & Co.                             Mid-Cap Growth - Class A              8.49%
Herd Enterprises Inc. 401K Plan
1525 West WT Harris Blvd.
Charlotte, NC 28288-0001

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

Pershing LLC                                Balanced - Class B                    15.89%
P O Box 2052
Jersey City, NJ  07303-9998                 Balanced - Class C                    5.42%

                                            Balanced - Class R                    98.57%

                                            Discovery - Class B                   15.47%

                                            Equity Growth - Class A               10.36%

                                            Equity Growth - Class B               9.14%

                                            Growth - Class A                      12.54%

                                            Growth - Class B                      15.69%

                                            Growth - Class C                      5.03%

                                            International Equity - Class A        5.92%

                                            International Equity - Class B        13.65%

                                            International Equity - Class T        22.09%

                                            Mid-Cap Growth - Class A              10.76%

                                            Mid-Cap Growth - Class B              6.94%

                                            Mid-Cap Growth - Class C              11.68%

                                            Mid-Cap Growth - Class R              35.51%

                                            Passport - Class A                    7.52%

                                            Passport - Class B                    14.03%

                                            Passport - Class C                    11.92%

                                            Passport - Class R                    7.76%

                                            Worldwide Growth - Class A            13.80%

                                            Worldwide Growth - Class B            24.48%

                                            Worldwide Growth - Class T            27.10%

------------------------------------------- ------------------------------------- --------------

Prudential Retirement Ins & Ann Co          Balanced - Class F                    7.44%
FBO Various Retirement Accounts
801 Pennsylvania Ave.
Kansas City, MO  64105-1307

------------------------------------------- ------------------------------------- --------------

RBC Dain Rauscher Custodian                 International Equity - Class T        15.92%
Arturo R. Garza
Rollover IRA
2307 Aspen St.
Richardson, TX 75082-3324

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

Raymond Floyd Broyles, Jr.                  Passport - Class R                    21.34%
3200 E. Augusta St.
Muskogee, OK  74403-6131

------------------------------------------- ------------------------------------- --------------

Raymond James & Assoc. Inc.                 Growth -Class T                       14.60%
FBO TX MFD 401(k)
880 Carillon Pkwy
St. Petersburg, FL  33716-100

------------------------------------------- ------------------------------------- --------------

Remi J. Browne and Gail J. Browne           Worldwide Growth - Class A            5.76%
2 Proctor St.
Manchester, MA 01944-1446

------------------------------------------- ------------------------------------- --------------

Scott & Stringfellow, Inc.                  Worldwide Growth - Class T            39.82%
909 East Main Street
Richmond, VA 23219-3002

------------------------------------------- ------------------------------------- --------------

SEI Private Trust Company                   International Equity - Class R        38.53%
C/O Mellon
One Freedom Valley Drive                    Passport - Class R                    35.13%
Oaks, PA  19456

------------------------------------------- ------------------------------------- --------------

Southwest Securities FOB                    Equity Growth- Class T                13.08%
P.O. Box 509002
Dallas, TX 75250-9002

------------------------------------------- ------------------------------------- --------------

SW Sec Inc.                                 Mid-Cap Growth - Class A              12.73%
FBO Phylis Mae Baker TR
Mark Grant TTEE
P.O. Box 509002
Dallas, TX 75250-9002

------------------------------------------- ------------------------------------- --------------

The Northern Trust Co                       Discovery - Class R                   7.75%
FBO Dole- DV
PO Box 95956
Chicago, IL 60675-0001

------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc.                Equity Growth - Class A               5.57%
FBO Angela S. Odell
P.O. Box 3321 1000 Harbor Blvd.
Weehawken, NJ 07086-6761

------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc.                Mid-Cap Growth - Class T              33.31%
FBO Beverly E Hanson
Sole and Separate Property
5115 Birdwood
Houston, TX 77096-2601

------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc. FBO            Worldwide Growth - Class C            5.63%
Julian Miller TOD
Julia Ann Sancken
Stephen Porter Miller
110 Trails End
Corbin, KY  40701-8562

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc.                Equity Growth - Class T               84.81%
FBO Paul S. Kirke
P.O. Box 3321, 1000 Harbor Blvd.
Weehawken, NJ 07086-6761

------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc.                Growth - Class C                      7.22%
FBO Maria L. Morales
P.O. Box 3321 1000 Harbor Blvd.
Weehawken, NJ 07086-6761

------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc.                Balanced - Class B                    5.03%
FBO Eve Groyer
P.O. Box 3321 1000 Harbor Blvd.
Weehawken, NJ 07086-6761

------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc. FBO            Worldwide Growth - Class A            15.71%
UBS - Finsvc Cdn
FBO Jerry Dunham
PO Box 3321
1000 Harbor Blvd.
Weehawken, NJ  07086-6761

------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc. FBO            Mid-Cap Growth - Class B              10.78%
UBS-Finsvc Cdn FBO
Ms. Ellen M. Pongracz
P.O. Box 3321 1000 Harbor Blvd.
Weehawken, NJ  07086-6761

------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc. FBO            Discovery - Class C                   5.99%
UBS-Finsvc Cdn FBO
Mark C. Owen
P.O. Box 3321 1000 Harbor Blvd.
Weehawken, NJ  07086-6761

------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc.                Worldwide Growth - Class C            11.01%
FBO James O'Connor
P.O. Box 3321 1000 Harbor Blvd.
Weehawken, NJ 07086-6761

------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc.                Worldwide Growth - Class T            27.98%
Miguel A. Garcia Matos
Cond Segovia Apt 2001
San Juan, PR 00918

------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc.                Mid-Cap Growth -Class T               22.60%
FBO Robert E. Hanson
P.O. Box 3321 1000 Harbor Blvd.
Weehawken, NJ 07086-6761

------------------------------------------- ------------------------------------- --------------

------------------------------------------- ------------------------------------- --------------
NAME AND ADDRESS                            FUND                                  AMOUNT OWNED
OF RECORD OWNER (1)
------------------------------------------- ------------------------------------- --------------

UBS Financial Services, Inc. FBO            Passport - Class C                    6.14%
UBS - Finsvc Cdn FBO
Mrs. Susan O'Halloran Levin
P.O. Box 3321 1000 Harbor Blvd.
Weehawken, NJ  07086-6761

------------------------------------------- ------------------------------------- --------------

UMB Bank As Trustee                         Discovery - Class R                   5.44%
FBO Anderson 401(k) Plan
P.O. Box 419784 Kansas City, MO 64141-6784

------------------------------------------- ------------------------------------- --------------

Virginia Holdings LLC                       Passport -Class A                     14.09%
A Partnership
201 International Circle, Suite 200
Hunt Valley, MD 21030-1366

------------------------------------------- ------------------------------------- --------------

Wells Fargo Investments LLC                 International Equity - Class T        7.49%
420 Montgomery St
San Francisco, CA  94104-1207

------------------------------------------- ------------------------------------- --------------

Wells Fargo Investments LLC                 Balanced - Class C                    5.71%
608 Second Ave. South 8th Fl
Minneapolis, MN 55402-1916                  Growth - Class T                      6.52%

                                            Worldwide Growth - Class C            5.81%

------------------------------------------- ------------------------------------- --------------


(1) Except as set forth in the table above, the Company does not know of any person who, as of January 31, 2006, owned beneficially 5% or more of the shares of any class of any Fund.



        Shares of each Class of each Fund are fully paid and nonassessable when issued. All shares of each Class of a Fund participate equally upon liquidation and in dividends and other distributions by that Class, and participate in proportion to their relative net asset values in the residual assets of a Fund in the event of its liquidation. Shares of each Class of each Fund are redeemable as described herein under "Redemption of Shares" and under "About Your Investment" or "Your Investment" in the Prospectuses. Fractional shares have the same rights proportionately as full shares. The Company does not issue share certificates. Shares of the Company have no conversion, subscription or preemptive rights.

        Each full share of the Company has one vote and fractional shares have proportionate fractional votes. Shares of the Funds are generally voted in the aggregate except where separate voting by each Class and/or each Fund is required by law. The Company is not required to hold regular annual meetings of shareholders and does not intend to do so; however, the Board of Directors will call special meetings of shareholders if requested in writing generally by the holders of 10% or more of the outstanding shares of each Fund or as may be required by applicable law or the Company's Articles of Incorporation. Each Fund will assist shareholders in communicating with other shareholders as required by federal and state securities laws. Directors may be removed by action of the holders of a majority or more of the outstanding shares of all of the Funds. Shares of the Company have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so and, in such an event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

--------------------------------------------------------------------------------
                                PRICING OF SHARES
--------------------------------------------------------------------------------

        The Company calculates net asset value per share, and therefore effects sales, redemptions, and repurchases of its shares, once daily as of the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on each day the NYSE is open for trading. The NYSE is not open for trading on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

ALL FUNDS EXCEPT MONEY MARKET FUND. The net asset value per share of each Class of each Fund is calculated by dividing the value of all securities held by that Fund and its other assets (including dividends and interest accrued but not collected) attributable to that Class, less the Fund's liabilities (including accrued expenses) attributable to that Class, by the number of outstanding shares of that Class. Expenses and fees, including the advisory fees and fees pursuant to the Distribution Plans and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of each Class of each Fund's shares. Because of the differences in the operating expenses incurred by each Class of a Fund, the per share net asset value of each Class will differ.

DOMESTIC EQUITY SECURITIES. A security listed or traded on a securities exchange or in the over-the counter market is valued at its last sale price on the exchange or market where it is principally traded; lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. The Company's Board of Directors has authorized Founders to value Nasdaq-traded securities at their official closing prices.

FOREIGN SECURITIES. Foreign securities traded on foreign exchanges ordinarily are valued at the last quoted official closing price available before the time when the Fund's assets are valued. In the event that a foreign exchange does not provide an official closing price, or if the foreign market has not yet closed as of the valuation time on a particular day, foreign securities shall be valued at the last quoted sale price available before the time when the Funds' assets are valued. Lacking any sales on that day, the security is valued at the current closing bid price, or by quotes from dealers making a market in the security if the closing bid price is not available. In some cases, particularly with respect to securities or companies in certain Latin American countries, prices may not be available in a timely manner. Therefore, such prices will be obtained from a Board-authorized pricing service. These prices will be reflective of current day trading activity, and will be secured at a consistent time each day. If a security's price is available from more than one U.S. or foreign exchange, the exchange that is the primary market for the security will be used. Foreign securities not traded on foreign exchanges, including 144As and foreign income securities, are valued on the basis of the average of at least two market maker quotes and/or the portal system. New York closing exchange rates are used to convert foreign currencies to U.S. dollars.

DEBT INSTRUMENTS. Debt securities with remaining maturities greater than 60 days are valued at the evaluated bid prices as determined on each valuation day by a portfolio pricing service approved by the Directors. If a pricing service is not able to provide a price for a debt security, the value shall be determined as follows: (a) if prices are available from two or more dealers, brokers or market makers in the security, the value is the mean between the highest bid and the lowest asked quotations obtained from at least two dealers, brokers or market makers; and (b) if prices are available from only one broker, dealer or market maker, the value is the mean between the bid and the asked quotations provided, unless the broker, dealer or market maker can provide only a bid quotation, in which case the value is such bid quotation. Short-term securities generally are valued at amortized cost if their remaining maturity at the time of purchase is 60 days or less.

SECURITIES FOR WHICH MARKET QUOTATIONS ARE NOT AVAILABLE OR DO NOT REFLECT FAIR VALUE. If market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value (such as when trading in a security has been suspended or when the value of a security has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before a Fund calculates its net asset value), the Fund may value those investments at fair value as determined in good faith by the Board of Directors, or pursuant to procedures approved by the Board of Directors.

Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts. The Funds may use fair value prices obtained from such a pricing service in lieu of the closing prices from foreign markets in valuing foreign equity securities on days when movements in the U.S. stock market are determined to have materially affected the value of those securities subsequent to the closing of the foreign markets. In addition to establishing the fair value of securities, another objective of this policy is to attempt to reduce the possibility that an investor may seek to take advantage of any disparity between the foreign securities' closing market prices and their fair value by engaging in "time zone arbitrage." Accordingly, the Funds that invest a significant portion of their assets in foreign equity securities (the International Equity, Passport and Worldwide Growth Funds) are likely to use fair value pricing more frequently than Funds that invest substantially all of their assets in domestic securities.

Using fair value to price securities may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values. In addition, it is possible that the fair value determined for a security may be different from the value that may be realized upon the security's sale, and that these differences may be material to the net asset value of the applicable Fund.

PRICING SERVICES. The Company's Board of Directors periodically reviews and approves the pricing services used to value the Funds' securities. All pricing services may employ electronic data processing techniques and/or computerized matrix systems to determine valuations. Normal institutional-size trading units are normally selected in valuing debt securities.

MONEY MARKET FUND. The Board of Directors has adopted a policy that requires that the Fund use its best efforts, under normal circumstances, to maintain a constant net asset value of $1.00 per share using the amortized cost method. The amortized cost method involves valuing a security at its cost and thereafter accruing any discount or premium at a constant rate to maturity. By declaring these accruals to the Fund's shareholders in the daily dividend, the value of the Fund's assets, and thus its net asset value per share, generally will remain constant. No assurances can be provided that the Fund will be able to maintain a stable $1.00 per share net asset value. This method may result in periods during which the value of the Fund's securities, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may tend to be higher than a like computation made by a similar fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by the Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a similar fund utilizing market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.

        In connection with its use of the amortized cost method, Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only portfolio securities having remaining maturities of 397 calendar days or less, and invest only in securities, whether rated or unrated, determined by the Board of Directors to be of high quality with minimal credit risks. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's net asset value per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Directors at such intervals as it may deem appropriate to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share, and, if so, whether such deviation may result in material dilution or may otherwise be unfair to existing shareholders. In the event the Board of Directors determines that such a deviation exists, the Board will take such corrective action as it deems necessary and appropriate, which action might include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, or establishing a net asset value per share by using available market quotations.

OPTIONS. When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written.

        When the Funds purchase a put or call option on a stock index, the premium paid is included in the asset section of the Fund's Statement of Assets and Liabilities and subsequently adjusted to the current market value of the option. Thus, if the current market value of the option exceeds the premium paid, the excess is unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess is unrealized depreciation.

--------------------------------------------------------------------------------
                       DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

        Each of the Funds intends to qualify annually as a regulated investment company. Generally, regulated investment companies are relieved of federal income tax on the net investment income and net capital gains that they earn and distribute to their shareholders. Unless an account is not subject to income taxes, shareholders must include all dividends and capital gains distributions in taxable income for federal, state and local income tax purposes.

        Distributions paid from a Fund's investment company taxable income (which includes, among other items, dividends, interest, and the excess of net short-term capital gains over net long-term capital losses) are taxable as ordinary income or, in the case of qualified dividends from domestic corporations and certain qualified foreign corporations, at a reduced rate, whether received in cash or additional shares. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) designated by a Fund as capital gain dividends are taxable as long-term capital gain, regardless of the length of time the shareholder has held his Fund shares at the time of the distribution, whether received in cash or additional shares. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share received equal to the net asset value of a share of that Fund on the reinvestment date.


        As of December 31, 2005, each of the Funds had capital loss carryovers that may be available to offset future realized capital gains, if any, and thereby reduce future taxable gains distributions, if any. Shareholders should consult the Funds' most recent annual reports under "Notes to Financial Statements - Federal Tax Information" for additional information, including the expiration dates of these carryovers.


        Any loss realized by a shareholder upon the disposition of shares held for six months or less from the date of his or her purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

        A  portion  of  a  Fund's   dividends  may  qualify  for  the  corporate
dividends-received deduction; however, the alternative minimum tax applicable to corporations may reduce the value of the dividends-received deduction.

        All dividends and distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of Fund shares should be reduced below a shareholder's cost as a result of a distribution of such realized capital gains, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of each Fund's shares reflects accrued net investment income and undistributed realized capital gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. Distributions generally are taxable in the year in which they are received, regardless of whether received in cash or reinvested in additional shares. However, dividends declared in October, November, or December of a calendar year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year will be taxable as though received by shareholders on December 31 of the calendar year in which the dividends were declared.

        While the Funds intend to make distributions at the times set forth in the Prospectuses, those times may be changed at each Fund's discretion. The Funds intend to distribute substantially all investment company taxable income and net realized capital gains. Through such distributions, and by meeting certain other requirements, each Fund intends to continue to qualify for the tax treatment accorded to regulated investment companies under Subchapter M of the Internal Revenue Code (the "Code"). In each year in which a Fund so qualifies, it will not be subject to federal income tax upon the amounts so distributed to investors. The Code contains a number of complex tests to determine whether a Fund will so qualify, and a Fund might not meet those tests in a particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders. Qualification as a regulated investment company does not involve supervision by any governmental authority either of the Company's management or of the Funds' investment policies and practices.

        Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to continue to make distributions in accordance with this requirement. However, the Company's Board of Directors and Founders could determine in a particular year that it would be in the best interests of shareholders for a Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

        Certain options and forward contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by the Funds at the end of each taxable year (and, with some exceptions, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market," with the result that unrealized gains or losses are treated as though they were realized.

        Generally, the hedging transactions undertaken by the Funds may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. The hedging transactions may increase the amount of short-term capital gain realized by the Funds, which is taxed as ordinary income when distributed to shareholders.

        The Funds may make one or more of the elections available under the Code that are applicable to straddles. If any of the elections are made, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

        Because application of the straddle rules may affect the character of gains or losses by deferring losses and/or accelerating the recognition of gains from the affected straddle positions, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

        Requirements related to the Funds' status as regulated investment companies may limit the extent to which any particular Fund will be able to engage in transactions in options and forward contracts.

        The Funds intend to accrue dividend income for Federal income tax purposes in accordance with Code rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by a Fund as income.

        Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, on disposition  of  debt  securities  denominated  in a  foreign  currency  and  on disposition of certain options and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the position and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If section 988 losses exceed other investment company taxable income during a taxable year, a Fund generally would not be able to make any ordinary income dividend distributions. Such distributions made before the losses were realized generally would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.


        A Fund may be required to withhold federal income tax at the rate of 28% in 2006 and 2007 of all taxable distributions and gross proceeds from the disposition of Fund shares payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or where a Fund or a shareholder has been notified by the Internal Revenue Service (the "IRS") that a shareholder is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.


        Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the amount of foreign taxes that will be imposed on a Fund. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions' income taxes paid by it. The Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

        Certain Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

        Money Market Fund will declare a dividend of its investment company taxable income on a daily basis, and shareholders of record begin receiving dividends no later than the next day following the day when the purchase is effected. The dividend declared at 4:00 p.m. Eastern time will be deducted immediately before the net asset value calculation is made. Shareholders will receive dividends in additional shares, unless they elect to receive cash by notifying the Transfer Agent in writing. Dividends will be reinvested monthly on the last business day of each month at the per share net asset value on that date. If cash payment is requested, checks will be mailed as soon as possible after the end of the month. If a shareholder redeems his entire account, all dividends declared to the effective date of redemption will be paid at that time. Shareholders will receive quarterly statements of account activity, including information on dividends paid or reinvested. Shareholders also will receive confirmations after each transaction, except as stated in the applicable Prospectus. Tax information will be provided annually.

        Money Market Fund's net income consists of all interest income accrued (including accrued discount earned and premium amortized), plus or minus all short-term realized gains and losses on portfolio assets, less accrued expenses. The amount of the daily dividend will fluctuate. To the extent necessary to attempt to maintain a net asset value of $1.00 per share, the Board of Directors may consider the advisability of temporarily reducing or suspending payment of daily dividends.

        The Distributor may provide the Funds' shareholders with information concerning the average cost basis of their shares to assist them in preparing their tax returns. This information is intended as a convenience to the Funds' shareholders and will not be reported to the IRS. The IRS permits the use of several methods in determining the cost basis of mutual fund shares. Cost basis information provided by the Distributor will be computed using the single-category average cost method, although neither the Distributor nor the Company recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a Fund's shareholder has reported gains or losses from investments in the Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

        The treatment of any ordinary dividends, qualified dividends and capital gains distributions to shareholders from a Fund under the various state and local income tax laws may not parallel that under federal law. In addition, distributions from a Fund may be subject to additional state, local, and foreign taxes, depending upon each shareholder's particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

--------------------------------------------------------------------------------
                        YIELD AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

        The Company may, from time to time, include the yield or total return of the Funds in advertisements or reports to shareholders or prospective investors. Quotations of yield for the Government Securities and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD = 2[(1 + A-B)^6 - 1]
                       ---
                       cd
where    a =    dividends and interest earned during the period,

         b =    expenses accrued for the period (net of reimbursements),

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

         d = the maximum offering price per share on the last day of the period.

        The Money Market Fund's yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven day calendar period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to shareholder accounts, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return, calculated as described above, raising that sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

        EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)^365/7] -1

        Quotations of average annual total return for each Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of 1, 5, and 10 years (up to the life of the Fund), and may also be expressed for other periods. These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. A Class's average annual total return figures calculated in accordance with this formula assume that in the case of Class A or Class T, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or, in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.

        Aggregate total return is calculated by subtracting the amount of a Fund's net asset value (maximum offering price in the case of Class A or Class
T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of the period. Aggregate total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

        After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax returns include applicable sales loads. Actual after-tax returns depend on the investor's individual tax situation. The after-tax return information does not apply to fund shares held through tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

        Performance information for any Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CODE OF ETHICS

        The Company, Founders and the Distributor each have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes permit the personnel subject to the respective codes to invest in securities, including securities that may be purchased or held by the Funds. The provisions of the respective codes are summarized below.

MELLON SECURITIES TRADING POLICY.

        Mellon Financial, the ultimate parent company of Founders and the Distributor, has established a comprehensive policy concerning personal securities trading (the Securities Trading Policy, or "STP"), to which each of Founders' and the Distributor's employees is subject. The STP is designed to detect and prevent conflicts of interest, avoid even the appearance of impropriety, and ensure compliance with applicable laws in the conduct of Mellon Financial's business. The STP sets forth procedures and limitations that govern the personal securities transactions of every employee in accounts held in their own name as well as accounts in which they have indirect ownership. Founders, the Distributor, and their related persons and employees, may, under certain circumstances and consistent with the STP, purchase or sell for their own accounts securities that Founders also recommends to its clients.

        Founders and the Distributor, as indirect subsidiaries of Mellon Financial, are parts of a diversified financial services organization. While certain STP requirements are applicable to all Mellon Financial employees, the STP imposes different requirements and limitations on employees based on the nature of their job responsibilities. Each of Founders' employees, officers and board members generally is classified as either an Investment Employee ("IE"), an Access Decision Maker ("ADM") or an Other Employee ("OE"). IEs are employees who, in the normal conduct of their job responsibilities, have access (or are likely to be perceived as having access) to nonpublic information regarding any advisory client's purchase or sale of securities or the portfolio holdings of any Proprietary Fund, or who are involved in making securities recommendations to advisory clients or have access to such recommendations that are nonpublic. (For purposes of the STP, a Proprietary Fund is defined as an investment company or collective fund for which a Mellon Financial subsidiary serves as an investment adviser, sub-adviser or principal underwriter, other than money market funds. The Dreyfus Founders Funds, other than Money Market Fund, are considered to be Proprietary Funds). ADMs (generally portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of securities for mutual funds and other managed accounts) are subject to the most extensive procedures under the STP. A further designation of Micro-Cap Access Decision Maker ("MCADM") is reserved for those ADMs who make recommendations or decisions regarding the purchase or sale of any security of an issuer with a low common equity market capitalization, as defined in the STP. Founders' employees are considered OEs if they are not an IE or ADM. The principal elements of the STP applicable to Founders' employees are summarized below. (Employees of the Distributor generally do not have access to information concerning Founders' trading activities for its clients.)

        IEs and ADMs are subject to preclearance and personal securities reporting requirements, with respect to discretionary accounts in which they have direct or indirect ownership (as defined in the STP), wherein they must:
(a) provide to the Preclearance Compliance Officer or his or her designee, a statement of all securities and Proprietary Fund accounts that may trade reportable securities and their respective holdings, as well as a listing of any reportable securities held outside of trading accounts, within 10 calendar days of becoming an IE or ADM, and again quarterly upon request of the Mellon Financial Ethics Office; (b) instruct their broker or other entity through which they have a securities or Proprietary Fund trading account to submit directly to the Preclearance Compliance Officer or his or her designee copies of all trade confirmations and account statements; (c) provide to the Preclearance Compliance Officer or his or her designee, within 10 calendar days after the end of each calendar quarter, a statement of securities or Proprietary Fund transactions not covered by filed confirmations from brokers or other entities or account statements or reports previously delivered to the Preclearance Compliance Officer; and (d) obtain written preclearance from the Preclearance Compliance Officer before initiating any securities or Proprietary Fund (with certain exemptions) transaction. Transaction reporting is not required for nondiscretionary accounts, transactions in exempt securities (as defined in the STP), or transactions effected pursuant to an automatic investment plan. Other securities transactions which were not completed through an account must be reported to the Preclearance Compliance Officer or his or her designee within 10 calendar days after the end of the calendar quarter in which the transaction occurs. OEs are not subject to these requirements.

        Preclearance is not required for transactions involving certain exempt securities (such as open-end investment company securities that are not Proprietary Funds, money market funds (regardless of Mellon Financial affiliation) and short-term instruments, as specified in the STP), non-financial commodities, index securities (unless they are Proprietary Funds), transactions in non-discretionary accounts (approved accounts over which the employee has no direct or indirect control over the investment decision making process), transactions done pursuant to automatic investment plans, and certain other transactions detailed in the STP which are either involuntary or deemed not to present any potential conflict of interest. Preclearance Compliance Officers maintain a "restricted list" of companies whose securities are deemed appropriate for implementation of trading restrictions for IEs and ADMs. This list is used by the Preclearance Compliance Officer to determine whether or not to grant trading authorization. In general, employees will not be given clearance to trade in any security that is on the restricted list or for which there is a pending buy or sell order for an affiliated account. The Preclearance Compliance Officer may approve certain de minimis transactions even when the firm is trading such securities, as specified in the STP. If preclearance approval is received, the trade must be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance authorization will expire.

          The acquisition of any securities in a private placement requires prior written approvals from (a) each of the Mellon Financial Senior Management Committee member representing Founders' business, the Manager of the Mellon Financial Ethics Office and the Preclearance Compliance Officer (for IEs) or (b) the Mellon Financial Investment Ethics Committee (for ADMs). All employees are prohibited from investing in initial public offerings without prior approval of the Manager of the Ethics Office, which is only granted when the allocation is the result of a direct family relationship. With respect to transactions involving Mellon Financial securities, all employees are also prohibited from engaging in short sales, purchases on margin, option transactions (other than employee options), and short-term trading (i.e. purchasing and selling, or selling and purchasing, Mellon Financial securities within any 60 calendar day calendar period). With respect to non-Mellon Financial securities (other than Proprietary Funds, discussed below), purchasing and selling, or selling and purchasing, the same or equivalent security within 60 calendar days is discouraged. Any profits realized on short-term trades in Mellon Financial or non-Mellon Financial securities by ADMs and IEs must be disgorged (except for short-term trades in Mellon Financial securities in Mellon Financial 401(k) plan accounts). However, transactions in non-Mellon Financial securities that are exempt from preclearance are not considered purchases or sales for purposes of profit disgorgement.

        The STP provides that no Mellon Financial employee should knowingly participate in or facilitate late trading, market timing or any other activity with respect to any mutual fund in violation of applicable law or of the fund's disclosure documents. In addition, because holdings in Proprietary Funds are expected to be long-term investments, IEs and ADMs are prohibited from purchasing and redeeming, or redeeming and purchasing, shares of any Proprietary Fund within any 60 calendar day period, unless they have the prior approval of the Preclearance Compliance Officer or his or her designee. Transactions within non-discretionary accounts or pursuant to an automatic investment plan are not deemed to be purchases or redemptions for purposes of this 60-day holding period. With respect to employees' movements of balances into or out of Proprietary Funds within their Mellon Financial 401(k) plan accounts, the transactions generally do not need to be precleared, but they are nonetheless subject to holdings reporting and to the 60-day holding period.

        The Investment Ethics Committee is composed of investment, legal, risk management, audit and ethics management representatives of Mellon Financial and its affiliates, and has oversight responsibility with respect to personal securities trading and investment activity of ADMs. The President and Chief Executive Officer, Director of Investments and Preclearance Compliance Officer of Founders are designees of the Investment Ethics Committee. The following additional restrictions apply to ADMs: (a) subject to certain exceptions specified in the STP, ADMs must disclose and obtain written authorization from their Chief Executive Officer, Chief Investment Officer or other Investment Ethics Committee designee prior to making or acting upon a portfolio recommendation in a security which the ADM owns directly or indirectly; (b) ADMs who are portfolio managers are prohibited from personally purchasing or selling the same or equivalent security seven days before or after a Fund or other advised account transaction; and (c) ADMs must provide to the Preclearance Compliance Officer or his or her designee within 30 calendar days of each quarter-end the ADM Quarterly Report, which includes information on securities directly or indirectly owned by the ADM at any time during the quarter which were also recommended for advised portfolios, private placements and micro-cap holdings. ADMs who are designated as MCADMs have additional restrictions, disclosure obligations, and required approvals when voluntarily acquiring, directly or indirectly, securities of issuers with low common equity market capitalization, as defined in the STP.

COMPANY CODE OF ETHICS.

        The Company has adopted a Code of Ethics applicable to the Independent Directors of the Company. The Company's Code is intended to prevent Independent Directors from engaging in any personal securities transactions or other activities which might conflict with or adversely affect the interests of the Company and Fund shareholders. An Independent Director may not purchase or sell any security which he or she knows is then being purchased or sold, or being considered for purchase and sale, by any Fund. An Independent Director must report a personal securities transaction if, at the time of the transaction, the Director knew or should have known that during the 15 days preceding the transaction, such security was purchased or sold, or considered for purchase or sale, by any Fund.

DISCLOSURE OF PORTFOLIO HOLDINGS

        The Funds have adopted policies and procedures to ensure that the disclosure of information about the securities they hold in their portfolios is in the best interests of Fund shareholders and in compliance with applicable legal requirements. These policies and procedures also have been designed to address conflicts between the interests of Fund shareholders, on the one hand, and those of Founders, the Distributor or their affiliates, on the other. It is the policy of the Funds to protect the confidentiality of their portfolio holdings and to prevent disclosure of non-public information about such holdings to selected third parties for other than legitimate business purposes. The Funds publicly disclose their complete schedule of portfolio holdings, as reported on a month-end basis, on the Dreyfus website at WWW.DREYFUS.COM under Mutual Fund Center - Dreyfus Mutual Funds - Mutual Fund Total Holdings Reports (except for Government Securities and Money Market Funds), and on the Founders website at WWW.FOUNDERS.COM under Fund Prices & Information. The information is posted on these websites on the last day of the month following the month for which such information is applicable, unless the month for which such information is applicable is the last month of a calendar quarter, in which case the information will be posted on these websites on the 15th day of the month following the month for which such information is applicable. The information will remain accessible on these websites at least until the date on which the Funds file a Form N-Q or Form N-CSR with the SEC for the period that includes the date as of which the website information is current.

        If there is a legitimate business purpose for disclosing portfolio holdings information that is not publicly available as described above, such information may be disclosed provided that (a) neither the Funds, Founders nor any other party may receive any compensation or other consideration in connection with the disclosure, including any arrangement to maintain assets in the Funds or in other investment companies managed by Founders or an affiliate of Founders; and (b) the recipient is subject to a written agreement that obligates the recipient to maintain the information in a confidential manner and prohibits the recipient from trading on the basis of the information. Disclosure of the Funds' portfolio holdings must be authorized by Founders' Director of Investments and Legal Department.

        The following types of disclosures made in the ordinary course of business are considered immaterial, and therefore are not prohibited: (1) meetings with portfolio managers to discuss portfolio performance at which there may be an occasional mention of specific portfolio securities; (2) disclosure to a broker or dealer of one or more securities in connection with the purchase or sale by a Fund of such securities; (3) requests for price quotations on individual securities from a broker or dealer where such securities are not priced by a Fund's normal pricing service or where a Fund wishes to obtain a second quote as a means of checking the quotes it receives from its normal pricing vendor; (4) requests for price quotations or bids on one or more securities; (5) disclosures in connection with litigation involving a Fund's portfolio securities such as class actions to which the Fund may be part of the plaintiff class; (6) disclosure to regulatory authorities, including foreign regulatory authorities; (7) disclosure of portfolio securities where a particular Fund is not identified as the owner of the securities and under circumstances in which a reasonable person would not be led to believe that a particular Fund was the owner; and (8) disclosure of more general information about a Fund's portfolio that does not reveal the holding of any particular security, including, but not limited to, portfolio volatility, market capitalization data, percentages of international and domestic securities, net assets, duration, beta, sector allocations, price to earnings ratios, estimated long-term earnings per share growth, price to book ratios, and dividend yield.

        The Funds also may disclose portfolio holdings information to the following service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and which are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract: the Fund's investment adviser, fund accountant, custodian, auditors, attorneys, and each of their respective affiliates and advisers.

        Quarterly reports regarding any new disclosure of non-public portfolio holdings information to selected third parties are provided to the Board. The Board reviews these reports and determines whether such disclosure is consistent with the interests of the Funds and their shareholders. In making this determination, the Board, at a minimum, may consider (i) the proposed recipient's need for the relevant holdings information; (ii) whether the disclosure will benefit the Funds or, at a minimum, not harm the Funds; (iii) what conflicts may result from such disclosure; and (iv) what compliance measures intended to limit the potential for harm to the Funds have been established. The Board is not foreclosed from reaching the determination that the disclosure is appropriate simply because the disclosure may also further the interests of Founders or an affiliate of Founders. On an annual basis, the Board reviews a report of all ongoing arrangements to disclose non-public portfolio holdings information to third parties and the results of the program established by the Funds' CCO for monitoring the recipient's use of the information. The Board also reviews on an annual basis the policies and procedures for their continued appropriateness. The Funds' Board or CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the policies and procedures.

ONGOING ARRANGEMENTS

        The following are the ongoing arrangements by which the Funds make available nonpublic information about their portfolio securities. No compensation or other consideration is received by the Funds, Founders, or any other party in connection with these arrangements. Each of the recipients is subject to a duty of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. All arrangements with non-affiliated recipients were approved by Founders' Director of Investments and Legal Department.

RECIPIENT                                                                  FREQUENCY/LAG TIME

THE FOLLOWING RECIPIENTS PROVIDE PORTFOLIO ANALYTICS TO BE USED IN FOUNDERS' INTERNAL APPLICATIONS
OR FOR RELEASE TO FINANCIAL INTERMEDIARIES:
Bloomberg L.P.                                                                   daily/none
FactSet Research Systems Inc.                                                    daily/none
Thomson Financial Inc.
     Baseline product                                                            daily/none
     Vestek product                                                           monthly/one day

THE FOLLOWING RECIPIENT PROVIDES PORTFOLIO PRICING SERVICES TO THE FUNDS:
Interactive Data Corporation                                                     daily/none

THE FOLLOWING RECIPIENT PROVIDES PROXY VOTING SERVICES TO THE FUNDS:
Institutional Shareholder Services Inc.                                         monthly/none

THE FOLLOWING RECIPIENT PROVIDES TRADE AND EXECUTION ANALYTICS TO FOUNDERS:
ITG Inc.                                                                      monthly/one day

THE FOLLOWING RECIPIENT IS A MUTUAL FUND EVALUATION SERVICE:
Lipper Inc.                                                                   monthly/one day

THE FOLLOWING RECIPIENT PROVIDES CUSTODIAL SERVICES TO THE FUNDS:
Mellon Bank, N.A.*                                                               daily/none

THE FOLLOWING RECIPIENT PROVIDES REGULATORY REPORTING SERVICES TO THE FUNDS:

Mellon Financial Corporation*                                                  monthly/8 days


THE  FOLLOWING  RECIPIENT  PROVIDES  PERSONAL  TRADING  COMPLIANCE  SERVICES  TO
FOUNDERS:
Epstein & Associates, Inc.
     StarCompliance product                                              hourly during the business
                                                                                  day/none

DUAL-EMPLOYEES OF THE FOLLOWING RECIPIENT AND FOUNDERS PROVIDE PORTFOLIO MANAGEMENT AND TRADING

SERVICES TO CERTAIN OF  THE FUNDS:

The Boston Company Asset Management, LLC*                                        daily/none


THE FOLLOWING RECIPIENT POSTS THE PORTFOLIO HOLDINGS FOR EACH OF THE FUNDS, EXCEPT GOVERNMENT SECURITIES AND MONEY MARKET FUNDS, ON ITS WEBSITE, AND PERFORMS CERTAIN ATTRIBUTION ANALYSES:

The Dreyfus Corporation*                                         monthly/8 days
                                                        (for website disclosure)

                                                       daily/none (for portfolio
                                                                       analyses)


* These entities are affiliated with Founders and are subject to the Funds' policies and procedures regarding selective disclosure of the Funds' portfolio holdings.

PROXY VOTING

        The Board of Directors of the Company has delegated to Founders the authority to vote proxies of companies held in the Funds' portfolios. Founders, through its participation on Mellon's Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the Funds.

        Founders recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders. Founders seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon Financial or its affiliates (including the Dreyfus Founders Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

        All proxies received by the Funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon Financial's or Founders' policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC may review proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Founders weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

        When evaluating proposals, the MPPC recognizes that the management of a publicly held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

        On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

        In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options.

        Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) at WWW.DREYFUS.COM (except for the Government Securities and Money Market Funds) and at WWW.FOUNDERS.COM; and (2) on the SEC's website at WWW.SEC.GOV. Since the Government Securities and Money Market Funds normally invest exclusively in non-voting debt securities, they generally will not have proxy votes to report.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, 80202, is the independent registered public accounting firm for the Funds. The firm is responsible for auditing the financial statements of each Fund and meeting with the Audit Committee of the Board of Directors.

REGISTRATION STATEMENT

        A Registration Statement (Form N-1A) under the 1933 Act has been filed with the SEC, Washington, D.C., with respect to the securities to which this SAI relates. If further information is desired with respect to the Company or such securities, reference should be made to the Registration Statement and the exhibits filed as a part thereof.

APPENDIX

RATINGS OF LONG-TERM OBLIGATIONS

     The following are nationally recognized statistical rating organizations ("NRSROs"): Fitch Ratings ("Fitch"), Moody's Investors Service, Inc.
("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Dominion Bond Rating Service Limited ("DBRS").

        Guidelines for Moody's and S&P ratings are described below. For DBRS, ratings correspond exactly to S&P's format from AAA through D. For Fitch, ratings correspond exactly to S&P's format from AAA through CCC. Because the Funds cannot purchase securities rated below B, ratings from Fitch and DBRS can be compared directly to the S&P ratings scale to determine the suitability of a particular investment for a given Fund. A security must be rated in the appropriate category by one or more of these agencies to be considered a suitable investment.

        The four highest long-term ratings of Moody's and S&P are Aaa, Aa, A and Baa and AAA, AA, A and BBB, respectively.

MOODY'S. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default. The following are Moody's long-term credit rating definitions for its six highest ratings:

        Aaa -- Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk

        Aa -- Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

        A -- Obligations rated A are considered as upper-medium grade and are subject to low credit risk.

        Baa -- Obligations rated Baa are considered medium-grade and as such may possess certain speculative characteristics.

        Ba -- Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

        B -- Obligations rated B are considered speculative and are subject to high credit risk.

        Note: Moody's appends the numerical modifiers 1, 2 and 3 to each rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that rating category.

STANDARD & POOR'S. Issue credit ratings are based in varying degrees, on the following considerations: (1) likelihood of payment; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights. The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. The following are S&P's long-term credit rating definitions for its six highest ratings:

        AAA -- An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA -- An obligation rated AA differs from the highest-rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A -- An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

        BBB -- An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB -- An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which would lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B -- An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        Note: The ratings may be modified by the addition of a plus or minus sign to show relative standing within the rating categories.

RATINGS OF SHORT-TERM OBLIGATIONS

        The same nationally recognized statistical rating organizations (NRSROs) are used for short-term obligations as for long-term obligations: Fitch, Moody's, S&P, and DBRS. The ratings that would constitute the highest short-term rating category are F1 (Fitch), P-1 (Moody's), A-1 or A-1+ (S&P), and R-1
(DBRS).

        MOODY'S. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. The following are Moody's short-term credit rating definitions for its three highest ratings:

        P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

        P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

        P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

        STANDARD & POOR'S. The following are S&P's short-term credit rating definitions for its three highest ratings:

        A-1 -- A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

        A-2 -- A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligations is satisfactory.

        A-3 -- A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                           PART C: OTHER INFORMATION

ITEM 23.       EXHIBITS

        (a)  (1)      Articles of  Incorporation  of Founders  Funds,  Inc.,
                      dated June 19, 1987.(1)

             (2) Articles Supplementary to the Articles of Incorporation, filed November 25, 1987.(1)

             (3) Articles Supplementary to the Articles of Incorporation, filed February 25, 1988.(1)

             (4) Articles Supplementary to the Articles of Incorporation, filed December 12, 1989.(1)

             (5) Articles Supplementary to the Articles of Incorporation, filed May 3, 1990.(1)

             (6) Articles Supplementary to the Articles of Incorporation, filed September 22, 1993.(1)

             (7) Articles Supplementary to the Articles of Incorporation, filed December 27, 1995.(1)

             (8) Articles Supplementary to the Articles of Incorporation, filed May 20,1996.(2)

             (9) Articles Supplementary to the Articles of Incorporation, filed October 21, 1996.(2)

             (10) Articles Supplementary to the Articles of Incorporation, filed April 9, 1997.(3)

             (11) Articles of Amendment to Articles of Incorporation, filed April 22, 1999.(5)

             (12) Articles Supplementary to Articles of Incorporation, filed October 25, 1999.(6)

             (13) Articles Supplementary to Articles of Incorporation, filed December 29, 1999.(6)

             (14) Articles of Amendment to Articles of Incorporation, filed December 29, 1999.(6)

             (15)     Articles  of  Amendment  to  Articles  of   Incorporation,
                      effective December 22, 2004. (11)


        (b) By-Laws of Dreyfus Founders Funds, Inc., as amended March 7, 2003. (10)

        (c) Provisions defining the rights of holders of securities are contained in Article Fifth of the Registrant's Articles of Incorporation, as amended, the Articles Supplementary to Articles of Incorporation filed October 25, 1999, and Articles II, IV, VI and IX of the Registrant's Bylaws.

        (d)  (1)      Investment Advisory Agreement between Dreyfus Founders
                      Funds, Inc. and Founders Asset Management LLC, dated April 1, 1998.(4)

             (2) Amended and Restated Appendix 1 to Dreyfus Founders Funds, Inc. Investment Advisory Agreement, dated December 31, 1999.(7)

        (e)  (1)      Underwriting Agreement between Dreyfus Founders Funds,
                      Inc.  and  Dreyfus  Service  Corporation,  dated March 22,
                      2000.(8)

             (2) Form of Distribution and Shareholder Support Agreement for Dreyfus Founders Funds, Inc. - Class F Shares.

             (3) Form of Broker-Dealer Agreement for Dreyfus Founders Funds, Inc.(8)

             (4)      Form  of  Bank  Affiliated   Broker-Dealer  Agreement  for
                      Dreyfus Founders Funds, Inc.(8)

             (5)      Form of Bank Agreement for Dreyfus Founders Funds, Inc.(8)

        (f)           Not applicable.

        (g)           Mutual Fund Custody and Services Agreement between Dreyfus
                      Founders  Funds,   Inc.  and  Mellon  Bank,   N.A.,  dated
                      September 1, 2002. (9)

        (h)  (1)      Shareholder   Services   Agreement   between  Dreyfus
                      Founders Funds, Inc. and Dreyfus Service Corporation, dated May 1, 2003. (10)

             (2) Second Amended and Restated Fund Accounting and Administrative Services Agreement between Dreyfus Founders Funds, Inc. and Founders Asset Management LLC, dated August 2, 2002. (10)


             (3) Amendment of Second Amended and Restated Fund Accounting and Administrative Services Agreement, dated January 1, 2005. (11)


             (4)      Shareholder Services Plan, dated December 31, 1999.(5)

        (i)           Opinion and consent of Moye,  Giles,  O'Keefe,  Vermeire &
                      Gorrell. (5)

        (j)           Consent of Independent Registered Public Accounting Firm.

        (k)           Not applicable.

        (l) Investment letters from MBC Investment Corporation, dated December 30, 1999.(7)

        (m)  (1)      Amended and Restated Dreyfus Founders Funds, Inc. Rule
                      12b-1 Distribution Plan (For Class F Shares Only), dated May 17, 2002. (9)

             (2) Dreyfus Founders Funds, Inc. Distribution Plan for Classes B, C and T, dated December 31, 1999.(5)

        (n) Dreyfus Founders Funds, Inc. Rule 18f-3 Plan, as amended May 16, 2003. (10)


        (p)  (1)      Code of  Ethics  for  the  Independent  Directors  of
                      Dreyfus Founders Funds, Inc., effective September 1, 2005.

             (2) Mellon Financial Corporation Securities Trading Policy, February 2006.

             (3) Mellon Financial Corporation Securities Trading Policy - Access Decision Maker Edition, February 2006.


--------------
    (1) Filed previously on EDGAR with Post-Effective Amendment No. 60 to the Registration Statement on April 29, 1996 and incorporated herein by reference.

    (2) Filed previously on EDGAR with Post-Effective Amendment No. 62 to the Registration Statement on February 24, 1997 and incorporated herein by reference.

    (3) Filed previously on EDGAR with Post-Effective Amendment No. 63 to the Registration Statement on February 27, 1998 and incorporated herein by reference.

    (4) Filed previously on EDGAR with Post-Effective Amendment No. 64 to the Registration Statement on February 22, 1999 and incorporated herein by reference.

    (5) Filed previously on EDGAR with Post-Effective Amendment No. 65 to the Registration Statement on October 7, 1999 and incorporated herein by reference.

    (6) Filed previously on EDGAR with Post-Effective Amendment No. 66 to the Registration Statement on December 29, 1999 and incorporated herein by reference.

    (7) Filed previously on EDGAR with Post-Effective Amendment No. 67 to the Registration Statement on February 29, 2000 and incorporated herein by reference.

    (8) Filed previously on EDGAR with Post-Effective Amendment No. 68 to the Registration Statement on February 28, 2001 and incorporated herein by reference.

    (9) Filed previously on EDGAR with Post-Effective Amendment No. 71 to the Registration Statement on February 28, 2003 and incorporated herein by reference.

    (10) Filed previously on EDGAR with Post-Effective Amendment No. 72 to the Registration Statement on February 28, 2004 and incorporated herein by reference.


    (11) Filed previously on EDGAR with Post-Effective Amendment No. 74 to the Registration Statement on February 28, 2005 and incorporated herein by reference.



ITEM 24.       PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

        Registrant knows of no person or group of persons directly or indirectly controlled by or under common control with the Registrant or any Fund within the meaning of this item.

ITEM 25.       INDEMNIFICATION

        Indemnification provisions for officers, directors, employees, and agents of the Registrant are set forth in Article XII of the Bylaws of the Registrant, which Bylaws were filed as Exhibit b to Post-Effective Amendment No. 72 to the Registration Statement on February 28, 2004 and are incorporated herein by reference. Section 12.01 of Article XII of the Bylaws provides that the Registrant shall indemnify each person who is or was a director, officer, employee or agent of the Registrant against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement to the full extent permitted by Section 2-418 of the General Corporation Law of Maryland or any other applicable law. However, notwithstanding any provisions in Article XII to the contrary, no officer, director, employee, and/or agent of the Registrant shall be indemnified by the Registrant in violation of sections 17(h) and (i) of the Investment Company Act of 1940, as amended.

        Pursuant to the Underwriting Agreement between the Registrant and Dreyfus Service Corporation ("DSC"), with certain exceptions, the Registrant has agreed to indemnify DSC against any liabilities and expenses arising out of any omissions of material facts or untrue statements made by the Registrant in its prospectus or registration statement.

ITEM 26.       BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER


The management board and officers of Founders Asset Management LLC ("Founders"), investment adviser to the Registrant, include the following persons who hold positions with the Founders affiliates set forth below:

          Name                     Other Businesses               Position Held            Dates
-------------------------    ------------------------------    --------------------   ----------------
Stephen R. Byers             The Dreyfus Corporation5          Director, Vice         07/01 -
                                                               Chairman, and          Present
                                                               Chief Investment
                                                               Officer

                             Lighthouse Growth Advisors        Member, Board of       09/02 -
                             LLC(5)                            Managers               Present
                                                               President

                             Dreyfus Service                   Senior Vice            03/00 - Present
                             Corporation(5)                    President

                             Dreyfus Investment Advisors,      Chief Investment       02/02 - 07/05
                             Inc(.5)                           Officer
                                                               Director               02/02 - 07/05

Stephen E. Canter            Mellon Financial                  Vice Chairman          06/01 - Present
Chairman                     Corporation(4)
                             Mellon Bank, N.A.(4)              Vice Chairman          06/01 - Present

                             Standish Mellon Asset             Board Manager          07/03 - Present
                             Management Company, LLC(1)

          Name                     Other Businesses               Position Held            Dates
-------------------------    ------------------------------    --------------------   ----------------
                             Dreyfus Investment Advisors,      Chairman of the        02/02 - 07/05
                             Inc.(5)                           Board
                                                                                      05/95 - 02/02
                                                               Director
                                                                                      05/95 - 02/02
                                                               President
                             Newton Management Limited         Director               02/99 - Present
                             London, England

                             Mellon Equity Associates,         Executive              01/99 - Present
                             LLP(4)                            Committee Member

                             Franklin Portfolio                Director               02/99 - Present
                             Associates, LLC(1)

                             Franklin Portfolio Holdings,      Director               02/99 - Present
                             Inc.(1)

                             TBCAM Holdings, Inc.(1)           Director               02/99 - Present

                             Mellon Capital Management         Director               01/99 - Present
                             Corporation(3)

                             The Dreyfus Trust Company(2)      Director               06/95 - Present
                                                               Chairman               01/99 - Present
                                                               President              01/99 - Present
                                                               Chief Executive        01/99 - Present
                                                               Officer

                             The Dreyfus Corporation(5)        Chairman of the        06/01 - Present
                                                               Board

                                                               Chief Executive        06/01 - Present
                                                               Officer

                                                               Chief Operating        01/99 - Present
                                                               Officer

                                                               Director               01/99 - Present

                                                               Chief Investment       05/95 - 06/01
                                                               Officer

                                                               President              05/95 - 09/01

                             Boston Safe Advisors Inc.(5)      Director               10/01 -05/05

                             Dreyfus Service                   Executive Vice         02/97 - Present
                             Corporation(5)                    President
                                                               Director               08/00 - Present

          Name                     Other Businesses               Position Held            Dates
-------------------------    ------------------------------    --------------------   ----------------
Kenneth R.                   Dreyfus Service                   Assistant Secretary    08/03 - Present
Christoffersen               Corporation(5)

Thomas F. Eggers             The Dreyfus Corporation(5)        Director and           04/05 - Present
                                                               President

                             Dreyfus Service                   Chairman and Chief     04/05 - Present
                             Corporation(5)                    Executive Officer

                             Dreyfus Service                   Director               04/05 - Present
                             Organization(5)

                             Lighthouse Growth Advisors        Member, Board of       04/05 - Present
                             LLC(5)                            Managers

                             Scudder Investments               President and          05/02 - 03/05
                             345 Park Avenue                   Chief Executive
                             New York, NY  10154               Officer

                             Scudder Distributor               Chairman               05/02 - 03/05
                             345 Park Avenue
                             New York, NY  10154

David L. Ray                 Dreyfus Service                   Vice President         08/03 - Present
                             Corporation(5)

William L. Reith             Mellon Bank, N.A.(4)              Officer                10/01 - 09/04

Richard W. Sabo              The Dreyfus Corporation(5)        Director               12/98 - Present

                             Dreyfus Service                   Executive Vice         08/03 - Present
                             Corporation(5)                    President

Richard A. Sampson           Mellon Bank, N.A.(4)              Officer                07/00 - 09/04

---------------------------
The address of the businesses so indicated are:
1 One Boston Place, Boston, Massachusetts 02108
2 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144
3 595 Market Street, Suite 3000, San Francisco, California 94105
4 One Mellon Bank Center, Pittsburgh, Pennsylvania 15258
5 200 Park Avenue, New York, New York 10166


Additional information concerning Founders and its officers can be found under "Fund Summaries" or "Management" in the Prospectuses and under "Directors and Officers - Officers" and "Investment Adviser, Distributor and Other Service Providers - Investment Adviser" in the Statement of Additional Information.

ITEM 27.       PRINCIPAL UNDERWRITERS

     (a)  Other   investment   companies   for  which   Registrant's   principal
          underwriter (exclusive distributor) acts as principal underwriter or investment adviser:

            1.         CitizenSelect Funds
            2.         Dreyfus A Bonds Plus, Inc.
            3.         Dreyfus Appreciation Fund, Inc.
            4.         Dreyfus Balanced Fund, Inc.
            5.         Dreyfus BASIC Money Market Fund, Inc.
            6.         Dreyfus BASIC U.S. Mortgage Securities Fund
            7.         Dreyfus BASIC U.S. Government Money Market Fund
            8.         Dreyfus Bond Funds, Inc.
            9.         Dreyfus California Intermediate Municipal Bond Fund
           10.         Dreyfus California Tax Exempt Money Market Fund
           11.         Dreyfus Cash Management
           12.         Dreyfus Cash Management Plus, Inc.
           13.         Dreyfus Connecticut Intermediate Municipal Bond Fund
           14.         Dreyfus Connecticut Municipal Money Market Fund, Inc.
           15.         Dreyfus Fixed Income Securities
           16.         Dreyfus Florida Intermediate Municipal Bond Fund
           17.         Dreyfus Florida Municipal Money Market Fund
           18.         Dreyfus Founders Funds, Inc.
           19.         The Dreyfus Fund Incorporated
           20.         Dreyfus GNMA Fund, Inc.
           21.         Dreyfus Government Cash Management Funds
           22.         Dreyfus Growth and Income Fund, Inc.
           23.         Dreyfus Growth and Value Funds, Inc.
           24.         Dreyfus Growth Opportunity Fund, Inc.
           25.         Dreyfus Index Funds, Inc.
           26.         Dreyfus Institutional Cash Advantage Funds
           27.         Dreyfus Institutional Money Market Fund
           28.         Dreyfus Institutional Preferred Money Market Funds
           29.         Dreyfus Insured Municipal Bond Fund, Inc.
           30.         Dreyfus Intermediate Municipal Bond Fund, Inc.
           31.         Dreyfus International Funds, Inc.
           32.         Dreyfus Investment Grade Funds, Inc.
           33.         Dreyfus Investment Portfolios
           34.         The Dreyfus/Laurel Funds, Inc.
           35.         The Dreyfus/Laurel Funds Trust
           36.         The Dreyfus/Laurel Tax-Free Municipal Funds
           37.         Dreyfus LifeTime Portfolios, Inc.
           38.         Dreyfus Liquid Assets, Inc.
           39.         Dreyfus Massachusetts Intermediate Municipal Bond Fund

           40.         Dreyfus Massachusetts Municipal Money Market Fund
           41.         Dreyfus Midcap Index Fund, Inc.
           42.         Dreyfus Money Market Instruments, Inc.
           43.         Dreyfus Municipal Bond Fund, Inc.
           44.         Dreyfus Municipal Cash Management Plus
           45.         Dreyfus Municipal Funds, Inc.
           46.         Dreyfus Municipal Money Market Fund, Inc.
           47.         Dreyfus New Jersey Intermediate Municipal Bond Fund
           48.         Dreyfus New Jersey Municipal Money Market Fund, Inc.
           49.         Dreyfus New York Municipal Cash Management
           50.         Dreyfus New York Tax Exempt Bond Fund, Inc.
           51.         Dreyfus New York Tax Exempt Intermediate Bond Fund
           52.         Dreyfus New York Tax Exempt Money Market Fund
           53.         Dreyfus U.S. Treasury Intermediate Term Fund
           54.         Dreyfus U.S. Treasury Long Term Fund
           55.         Dreyfus 100% U.S. Treasury Money Market Fund
           56.         Dreyfus Pennsylvania Intermediate Municipal Bond Fund
           57.         Dreyfus Pennsylvania Municipal Money Market Fund
           58.         Dreyfus Premier California Tax Exempt Bond Fund, Inc.
           59.         Dreyfus Premier Equity Funds, Inc.
           60.         Dreyfus Premier Fixed Income Funds
           61.         Dreyfus Premier International Funds, Inc.
           62.         Dreyfus Premier GNMA Fund
           63.         Dreyfus Premier Manager Funds I
           64.         Dreyfus Premier Manager Funds II
           65.         Dreyfus Premier Municipal Bond Fund
           66.         Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
           67.         Dreyfus Premier New Leaders Fund, Inc.
           68.         Dreyfus Premier New York Municipal Bond Fund
           69.         Dreyfus Premier Opportunity Funds
           70.         Dreyfus Premier State Municipal Bond Fund
           71.         Dreyfus Premier Stock Funds
           72.         The Dreyfus Premier Third Century Fund, Inc.
           73.         The Dreyfus Premier Value Equity Funds
           74.         Dreyfus Premier Worldwide Growth Fund, Inc.
           75.         Dreyfus Short-Intermediate Government Fund
           76.         Dreyfus Short-Intermediate Municipal Bond Fund
           77.         The Dreyfus Socially Responsible Growth Fund, Inc.
           78.         Dreyfus Stock Index Fund, Inc.
           79.         Dreyfus Tax Exempt Cash Management
           80.         Dreyfus Treasury Cash Management
           81.         Dreyfus Treasury Prime Cash Management
           82.         Dreyfus Variable Investment Fund
           83.         Dreyfus Worldwide Dollar Money Market Fund, Inc.
           84.         General California Municipal Money Market Fund
           85.         General Government Securities Money Market Funds, Inc.

            86.         General Money Market Fund, Inc.
            87.         General Municipal Money Market Funds, Inc.
            88.         General New York Municipal Bond Fund, Inc.
            89.         General New York Municipal Money Market Fund
            90.         Mellon Funds Trust


        (b) The directors and officers of the Distributor are as follows:


  NAME AND PRINCIPAL BUSINESS               POSITIONS AND OFFICES WITH THE               POSITIONS AND
            ADDRESS                                   DISTRIBUTOR                      OFFICES WITH THE
                                                                                          REGISTRANT

  Thomas F. Eggers *              Chief Executive Officer and Chairman of the Board      None
  J. David Officer *              President and Director                                 None
  J. Charles Cardona *            Executive Vice President and Director                  None
  Prasanna Dhore *                Executive Vice President                               None
  William H. Maresca *            Executive Vice President                               None
  James Neiland*                  Executive Vice President                               None
  Irene Papadoulis **             Executive Vice President and Director                  None
  Noreen Ross *                   Executive Vice President                               None
  Richard Sabo ***                Executive Vice President                               President and
                                                                                         Principal
                                                                                         Executive Officer
  Bret Young *                    Executive Vice President and Director                  None
  Gary Pierce *                   Chief Financial Officer and Director                   None
  Ken Bradle **                   Senior Vice President                                  None
  Stephen R. Byers *              Senior Vice President                                  None
  Sue Ann Cormack **              Senior Vice President                                  None
  Matthew Perrone **              Senior Vice President                                  None
  Bradley J. Skapyak *            Senior Vice President                                  None
  Michael Schuermann **           Senior Vice President                                  None
  Jane Knight *                   Chief Legal Officer and Secretary                      None
 Joseph W. Connolly*              Chief Compliance Officer                               None
  Stephen Storen *                Chief Compliance Officer                               None
  Lisa A. Fox *                   Vice President                                         None
  Maria Georgopoulos *            Vice President - Facilities Management                 None
  William Germenis *              Vice President - Compliance                            Anti-Money
                                                                                         Laundering
                                                                                         Compliance Officer
  Tracy Hopkins *                 Vice President                                         None
  Mary Merkle *                   Vice President - Compliance                            None
  Paul Molloy *                   Vice President                                         None
  James Muir *                    Vice President - Compliance                            None
  Anthony Nunez *                 Vice President - Finance                               None
  David Ray ***                   Vice President                                         Vice President
  Theodore A. Schachar *          Vice President - Tax                                   None
  William Schalda *               Vice President                                         None
 Alex G. Sciulli****              Vice President                                         None
 John Shea*                       Vice President - Finance                               None
 Susan Verbil*                    Vice President - Finance                               None
 William Verity*                  Vice President - Finance                               None
  James Windels *                 Vice President                                         None
  James Bitetto *                 Assistant Secretary                                    None
  Ken Christoffersen ***          Assistant Secretary                                    Secretary


                                      C-545

  Ronald Jamison *                Assistant Secretary                                    None
  Sarrita Cypress *               Assistant Secretary                                    None

 *  Principal  business  address  is 200 Park  Avenue,  New York,  NY 10166.  **
 Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144. *** Principal business address is 210 University Blvd., Suite 800, Denver, CO 80206 **** Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.




         (c) Not applicable.

 ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


     1.   Dreyfus Founders Funds, Inc.
          210 University Boulevard, Suite 800
          Denver, Colorado 80206

     2.   Dreyfus Transfer, Inc.
          200 Park Avenue New York, NY 10166

     3.   Boston Financial Data Services, Inc.
          2000 Crown Colony Drive, Floor 1
          Quincy, MA 02169

     4.   Mellon Bank, N.A.
          One Mellon Bank Center
          Pittsburgh, PA 15258

     5.   The Boston Company Asset Management, LLC
          One Boston Place
          Boston, MA 02108

     6.   Institutional Shareholder Services
          2099 Gaither Road, Suite 501
          Rockville, MD 20850

 ITEM 29.  MANAGEMENT SERVICES

         Not applicable.

 ITEM 30.  UNDERTAKINGS

         The Registrant hereby undertakes that the board of directors will call such meetings of shareholders for action by shareholder vote, including acting on the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as may be requested in writing by the holders of at least 10% of the outstanding shares of the Registrant or any of its portfolios, or as may be required by applicable law or the Fund's Articles of Incorporation.

         The Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

 Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement (File No. 2-17531) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Denver, State of Colorado, on the 28th day of February, 2006.


                                    DREYFUS FOUNDERS FUNDS, INC.
 ATTEST:
                                    By:     /S/ RICHARD W. SABO
                                            ------------------------------------
 /S/ KENNETH R. CHRISTOFFERSEN              Richard W. Sabo, President
 Kenneth R. Christoffersen, Secretary

 Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

 SIGNATURES                    TITLE                     DATE

 /S/ RICHARD W. SABO           President                 February 28, 2006
 Richard W. Sabo               (Principal Executive
                               Officer)

 /S/ ROBERT T. KELLY           Treasurer                 February 28, 2006
 Robert T. Kelly               (Principal Financial
                               and Accounting Officer)

 /S/ EUGENE H. VAUGHAN*        Chairman                  February 28, 2006
 Eugene H. Vaughan

 /S/ ALAN S. DANSON*           Director                  February 28, 2006
 Alan S. Danson

 /S/ ROBERT P. MASTROVITA*     Director                  February 28, 2006
 Robert P. Mastrovita

 /S/ TRYGVE E. MYHREN*         Director                  February 28, 2006
 Trygve E. Myhren

 /S/ GEORGE W. PHILLIPS*       Director                  February 28, 2006
 George W. Phillips

 /S/ MARTHA A. SOLIS-TURNER*   Director                  February 28, 2006
 Martha A. Solis-Turner

 /S/ KENNETH R. CHRISTOFFERSEN                           February 28, 2006
 By Kenneth R. Christoffersen
 Attorney-in-Fact

*Original Powers of Attorney authorizing Kenneth R. Christoffersen, David L. Ray, Richard W. Sabo, and Edward F. O'Keefe and each of them, to execute this Post-Effective Amendment to the Registration Statement of the Registrant on behalf of all of the above-named directors and officers of the Registrant, except Martha A. Solis-Turner, were filed on February 22, 1999 with Post-Effective Amendment No. 64. A Power of Attorney for Ms. Solis-Turner is filed herewith.

                                  EXHIBIT INDEX

 EXHIBIT        DESCRIPTION

     e(2) Form of  Distribution  and Shareholder  Support  Agreement for Dreyfus
          Founders Funds, Inc. Class F Shares.

     j Consent of Independent Registered Public Accounting Firm, dated February 27, 2006

     p(1) Code of Ethics  for the  Independent  Directors  of  Dreyfus  Founders
          Funds, Inc., effective September 1, 2005.

     p(2) Mellon Financial Corporation Securities Trading Policy, February 2006.

     p(3) Mellon  Financial  Corporation  Securities  Trading  Policy  -  Access
          Decision Maker Edition, February 2006.